Exhibit 10.1

Confidential Treatment Requested as to certain information contained in this Exhibit and filed separately with the Securities and Exchange Commission.

SIXTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

BANK OF AMERICA, N.A.

AS ADMINISTRATIVE AGENT AND

COLLATERAL AGENT

REVOLVING CREDIT LENDERS

NAMED HEREIN

WELLS FARGO BANK, NATIONAL ASSOCIATION

JPMORGAN CHASE BANK, N.A.

AS CO-SYNDICATION AGENTS

PNC BANK, NATIONAL ASSOCIATION

AS DOCUMENTATION AGENT

CASUAL MALE RETAIL GROUP, INC.

THE BORROWERS’ REPRESENTATIVE

FOR:

CASUAL MALE RETAIL GROUP, INC.

CMRG APPAREL, LLC

November 10, 2010

ARTICLE 1 - DEFINITIONS:		2

ARTICLE 2 - COMMITMENTS AND CREDIT EXTENSIONS:		37

2.1.	Establishment of Revolving Credit Facility	37
2.2.	Advances in Excess of Borrowing Base (OverLoans)	38
2.3.	Initial Reserves. Changes to Reserves	38
2.4.	Risks of Value of Collateral	39
2.5.	Commitment to Make Revolving Credit Loans and Support Letters of Credit	39
2.6.	Loan Requests	39
2.7.	Making of Revolving Credit Loans	41
2.8.	SwingLine Loans	42
2.9.	The Loan Account	43
2.10.	The Revolving Credit Notes	44
2.11.	Payment of The Loan Account	44
2.12.	Interest on Revolving Credit Loans	45
2.13.	Arrangement Fee	46
2.14.	Upfront Fees	46
2.15.	Administrative Agent’s Fee	46
2.16.	Unused Line Fee	46
2.17.	Agents’ and Revolving Credit Lenders’ Discretion	46
2.18.	Procedures For Issuance of L/C’s	47
2.19.	Fees For L/C’s	49
2.20.	Concerning L/Cs	50
2.21.	Changed Circumstances	52
2.22.	Designation of Borrowers’ Representative as Borrowers’ Agent	52
2.23.	Revolving Credit Lenders’ Commitments	53
2.24.	Increase in Revolving Credit Commitments	54
2.25.	References to Existing Loan Agreement	56

ARTICLE 3 - CONDITIONS PRECEDENT:		56

3.1.	Due Diligence	56
3.2.	Opinion	57
3.3.	Additional Documents	57
3.4.	Officers’ Certificates	57
3.5.	Representations and Warranties	58
3.6.	All Fees and Expenses Paid	58
3.7.	Collateral, Etc.	58
3.8.	No Default.	58
3.9.	Financial Statements; Legal Due Diligence; No Adverse Change	59
3.10.	No Litigation	59
3.11.	Patriot Act	59
3.12.	Benefit of Conditions Precedent	59

ARTICLE 4 - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:		60

4.1.	Payment and Performance of Liabilities	60

(ii)

4.2.	Due Organization; Authorization; No Conflicts	60
4.3.	Trade Names	61
4.4.	Infrastructure	61
4.5.	Locations	62
4.6.	Stores	63
4.7.	Title to Assets	63
4.8.	Indebtedness	64
4.9.	Insurance	64
4.10.	Licenses	65
4.11.	Leases	65
4.12.	Requirements of Law	65
4.13.	Labor Relations	66
4.14.	Maintain Properties; Asset Sales	66
4.15.	Taxes	67
4.16.	No Margin Stock; Not Investment Company	68
4.17.	ERISA	68
4.18.	Hazardous Materials	68
4.19.	Litigation	69
4.20.	Dividends. Investments. Entity Action	69
4.21.	Permitted Acquisitions	70
4.22.	Loans	71
4.23.	Restrictions on Sale of Collateral; License Agreements	72
4.24.	Protection of Assets	72
4.25.	Line of Business	72
4.26.	Affiliate Transactions	73
4.27.	Further Assurances	73
4.28.	Adequacy of Disclosure	74
4.29.	No Restrictions on Liabilities	75
4.30.	Other Covenants	75
4.31.	Inventory Purchasing	75
4.32.	Solvency	75
4.33.	Patriot Act	75
4.34.	Foreign Assets Control Regulations	76

ARTICLE 5 - FINANCIAL REPORTING AND PERFORMANCE COVENANTS:		76

5.1.	Maintain Records	76
5.2.	Access to Records	77
5.3.	Prompt Notice to Administrative Agent	78
5.4.	Borrowing Base Certificate	79
5.5.	Monthly Reports	79
5.6.	Quarterly Reports	79
5.7.	Annual Reports	80
5.8.	Compliance Certificates	81
5.9.	Inventories, Appraisals, and Audits	81
5.10.	Additional Financial Information	83
5.11.	Excess Availability Covenant	83

(iii)

ARTICLE 6 - USE OF COLLATERAL:		83

6.1.	Use of Inventory Collateral	83
6.2.	Inventory Quality	84
6.3.	Adjustments and Allowances	84

ARTICLE 7 - CASH MANAGEMENT, PAYMENT OF LIABILITIES:		84

7.1.	Depository Accounts	84
7.2.	Credit Card Receipts	85
7.3.	The Administrative Agent’s, Blocked, and Operating Accounts	85
7.4.	Proceeds and Collections	85
7.5.	Payment of Liabilities	86
7.6.	The Operating Account	87

ARTICLE 8 - GRANT OF SECURITY INTEREST:		88

8.1.	Grant of Security Interest	88
8.2.	Extent and Duration of Security Interest; Notice	89

ARTICLE 9 - COLLATERAL AGENT AS ATTORNEY-IN-FACT:		89

9.1.	Appointment as Attorney-In-Fact	89
9.2.	No Obligation to Act	90

ARTICLE 10 - EVENTS OF DEFAULT:		91

10.1.	Failure to Pay the Revolving Credit Facility	91
10.2.	Failure To Make Other Payments	91
10.3.	Failure to Perform Covenant or Liability (No Grace Period)	91
10.4.	Financial Reporting Requirements	91
10.5.	Failure to Perform Covenant or Liability (Grace Period)	92
10.6.	Misrepresentation	92
10.7.	Acceleration of Other Debt; Breach of Lease	92
10.8.	Default Under Other Agreements	92
10.9.	Uninsured Casualty Loss	92
10.10.	Attachment; Judgment; Restraint of Business	92
10.11.	Indictment - Forfeiture	93
10.12.	Challenge to Loan Documents	93
10.13.	Change in Control	93
10.14.	Business Failure	93
10.15.	Bankruptcy	94
10.16.	Termination of Business	94
10.17.	Payment of Other Indebtedness	94
10.18.	Default by Guarantor; Termination of Guaranty	94
10.19.	Material Adverse Change	94

ARTICLE 11 - RIGHTS AND REMEDIES UPON DEFAULT:		95

11.1.	Acceleration	95
11.2.	Rights of Enforcement	95
11.3.	Sale of Collateral	95

(iv)

11.4.	Occupation of Business Location	96
11.5.	Grant of Nonexclusive License	97
11.6.	Assembly of Collateral	97
11.7.	Rights and Remedies	97

ARTICLE 12 - LOAN FUNDINGS AND DISTRIBUTIONS:		97

12.1.	Funding Procedures	97
12.2.	SwingLine Loans	98
12.3.	Administrative Agent’s Covering of Fundings:	99
12.4.	Ordinary Course Distributions: Revolving Credit Facility	102

ARTICLE 13 - ACCELERATION AND LIQUIDATION:		103

13.1.	Acceleration Notices	103
13.2.	Acceleration	103
13.3.	Initiation of Liquidation	104
13.4.	Actions At and Following Initiation of Liquidation	104
13.5.	Distribution of Liquidation Proceeds	104
13.6.	Relative Priorities To Proceeds of Liquidation	105

ARTICLE 14 - THE AGENTS:		106

14.1.	Appointment of The Agents	106
14.2.	Responsibilities of Agents	107
14.3.	Concerning Distributions By the Agents	108
14.4.	Dispute Resolution	109
14.5.	Distributions of Notices and of Documents	109
14.6.	Confidential Information	109
14.7.	Reliance by Agents	110
14.8.	Non-Reliance on Agents and Other Revolving Credit Lenders	110
14.9.	Indemnification	111
14.10.	Resignation of Agent	111

ARTICLE 15 - ACTION BY AGENTS - CONSENTS - AMENDMENTS - WAIVERS:		112

15.1.	Administration of Revolving Credit Facility	112
15.2.	Actions Requiring or On Direction of Majority Revolving Credit Lenders	113
15.3.	Action Requiring Certain Consent	113
15.4.	Miscellaneous Actions	115
15.5.	Actions Requiring Borrowers’ Representative’s Consent	115
15.6.	NonConsenting Revolving Credit Lender	116

ARTICLE 16 - ASSIGNMENTS BY REVOLVING CREDIT LENDERS:		117

16.1.	Assignments and Assumptions	117
16.2.	Assignment Procedures	118
16.3.	Effect of Assignment	118

ARTICLE 17 - NOTICES:		119

17.1.	Notice Addresses	119

(v)

17.2.	Notice Given	120
17.3.	Wire Instructions	121

ARTICLE 18 - TERM:		121

18.1.	Termination of Revolving Credit Facility	121
18.2.	Actions On Termination	121

ARTICLE 19 - GENERAL:		122

19.1.	Protection of Collateral	122
19.2.	Publicity	122
19.3.	Successors and Assigns	122
19.4.	Severability	122
19.5.	Amendments. Course of Dealing	123
19.6.	Power of Attorney	123
19.7.	Application of Proceeds	123
19.8.	Increased Costs	124
19.9.	Costs and Expenses of Agents and Revolving Credit Lenders	124
19.10.	Copies, Facsimiles and Electronic Communications	125
19.11.	Massachusetts Law	125
19.12.	Indemnification	126
19.13.	Rules of Construction	126
19.14.	Intent	128
19.15.	Participations	128
19.16.	Right of Set-Off	128
19.17.	Pledges To Federal Reserve Banks	129
19.18.	Maximum Interest Rate	129
19.19.	Waivers	129
19.20.	Additional Waivers	130
19.21.	Replacement of Revolving Credit Lenders	131
19.22.	Patriot Act Notice	132
19.23.	Counterparts; Integration; Effectiveness	133
19.24.	Existing Loan Agreement Amended and Restated	133

(vi)

EXHIBITS

1.0(a)	:	Casual Male Companies
1.0(b)	:	Guarantors
1.1	:	Permitted Encumbrances
2.8	:	SwingLine Note
2.10	:	Revolving Credit Note
2.23	:	Revolving Credit Lenders’ Commitments
3.8(b)	:	Existing Defaults under Material Contracts
4.2	:	Loan Parties’ Information
4.3	:	Trade Names
4.4(b)	:	Exceptions to Property Rights
4.5	:	Locations, Leases, and Landlords
4.7(b)	:	Consigned Inventory
4.7(c)(ii)	:	Equipment Usage Agreement
4.9	:	Insurance Policies
4.11	:	Capital Leases
4.13(a)	:	Labor Relations
4.19	:	Litigation
4.28(b)	:	Contingent Obligations
5.4	:	Borrowing Base Certificate
5.8	:	Compliance Certificate
7.1	:	DDA’s
7.2	:	Credit Card Arrangements
16.1	:	Assignment / Assumption

(vii)

SIXTH AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT	Bank of America, N.A.
Administrative and Collateral Agent

November 10, 2010

THIS SIXTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Agreement”) is made among:

Bank of America, N.A., a national banking association with an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as administrative agent (in such capacity, the “Administrative Agent”) for the benefit of (i) the Collateral Agent, (ii) the “Revolving Credit Lenders” who are, at present, those financial institutions identified on the signature pages of this Agreement and any Person who becomes a “Revolving Credit Lender” in accordance with the provisions of this Agreement, and (iii) the other Secured Parties;

and

Bank of America, N.A., a national banking association with an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, the “Collateral Agent”) for the benefit of (i) the Administrative Agent, (ii) the Revolving Credit Lenders, and (iii) the other Secured Parties;

and

The Revolving Credit Lenders;

and

Casual Male Retail Group, Inc., a Delaware corporation with its principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021, as agent (in such capacity, the “Borrowers’ Representative”) for Casual Male Retail Group, Inc. and CMRG Apparel, LLC (successor by conversion to Designs Apparel, Inc.), a Delaware limited liability company (“CMRG Apparel”) (individually, a “Borrower” and collectively, the “Borrowers”).

WHEREAS, on December 28, 2006, the Borrowers entered into a Fifth Amended and Restated Loan and Security Agreement (as amended and in effect, the “Existing Loan Agreement”) among (i) the Borrowers, (ii) Bank of America, N.A., as Administrative Agent and Collateral Agent, (iii) the Revolving Credit Lenders, and (iv) the “Last Out Lenders” party to, and as defined in, the Existing Loan Agreement, pursuant to which, among other things, the Revolving Credit Lenders agreed to make Revolving Credit Loans to the Borrowers and the Last Out Lenders agreed to make Last Out Revolving Loans to the Borrowers;

WHEREAS, the Borrowers have requested that the Agent and the Revolving Credit Lenders extend the Maturity Date (as defined in the Existing Loan Agreement), terminate the Last Out Commitments (as defined in the Existing Loan Agreement) and amend and restate the other provisions of the Existing Loan Agreement in its entirety; and

WHEREAS, in accordance with Article 15 of the Existing Loan Agreement, the Agent and the Revolving Credit Lenders are willing to amend and restate the Existing Loan Agreement in its entirety on the terms set forth herein

NOW THEREFORE, in consideration of the mutual agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Agent, the Revolving Credit Lenders and the Borrowers hereby agree that the Existing Loan Agreement shall be amended and restated in its entirety as follows (it being agreed that this Agreement shall not be deemed to evidence or result in a novation or repayment and reborrowing of the Liabilities under, and as defined in, the Existing Loan Agreement):

ARTICLE 1 - DEFINITIONS:

As used herein, the following terms have the following meanings or are defined in the section of this Agreement so indicated:

“Accelerated Borrowing Base Delivery Event”: Either (i) the occurrence and continuance of any Default or Event of Default, or (ii) the failure of the Borrowers to maintain Excess Availability at all times equal to or greater than fifteen percent (15%) of the Loan Cap. For purposes of this Agreement, the occurrence of an Accelerated Borrowing Base Delivery Event shall be deemed continuing (A) so long as such Default or Event of Default is continuing, and/or (B) if the Accelerated Borrowing Base Delivery Event arises as a result of the Borrowers’ failure to maintain Excess Availability as required pursuant to clause (ii) above, until Excess Availability has equaled or exceeded fifteen percent (15%) of the Loan Cap for sixty (60) consecutive calendar days, in which case an Accelerated Borrowing Base Delivery Event shall no longer be deemed to be continuing for purposes of this Agreement.

“Acceleration”: The making of demand or declaration that any indebtedness, not otherwise due and payable, is due and payable. Derivations of the word “Acceleration” (such as “Accelerate”) are used with like meaning in this Agreement.

“Acceleration Notice”: Written notice as follows:

(a) From the Administrative Agent to the Collateral Agent and the Revolving Credit Lenders, as provided in Section 13.1(a).

(b) From the Majority Revolving Credit Lenders to the Administrative Agent, as provided in Section 13.1(b).

“Account Debtor”: Has the meaning given that term in the UCC.

“Accounts” and “Accounts Receivable”: Include, without limitation, “accounts” as defined in the UCC, and also all: accounts, accounts receivable, receivables, and rights to payment (whether or not earned by performance) for: property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of; services rendered or to be rendered; a policy of insurance issued or to be issued; a secondary obligation incurred or to be incurred; for the use or hire of a vessel; arising out of the use of a credit or charge card or information contained on or used with that card; and also all Inventory which gave rise thereto, and all rights associated with such Inventory, including the right of stoppage in transit; all reclaimed, returned, rejected or repossessed Inventory (if any) the sale of which gave rise to any Account.

“ACH”: Automated clearing house.

“Acquisition”: The purchase or other acquisition, by a Loan Party (no matter how structured in one transaction or in a series of transactions), of: (a) equity interests in any other Person which would constitute or which results in a Change in Control of such other Person (as if such Person were Casual Male, as used in the definition of “Change of Control”), or (b) such of the assets of any Person as would permit a Loan Party to operate one or more retail locations of such Person or to conduct other business operations with such assets; provided, however, none of the following shall constitute an “Acquisition”: purchases of inventory in the ordinary course of a Loan Party’s business; purchases, leases or other acquisitions of Equipment in the ordinary course of a Loan Party’s business; and Capital Expenditures permitted hereunder.

“Additional Commitment Lender”: Defined in Section 2.24(c).

“Administrative Agent”: Defined in the Preamble.

“Administrative Agent’s Account”: Defined in Section 7.3.

“Administrative Agent’s Cover”: Defined in Section 12.3(c)(i).

“Affiliate”: The following:

(a) With respect to any two Persons, a relationship in which (i) one holds, directly or indirectly, not less than twenty five percent (25%) of the capital stock, beneficial interests, partnership interests, or other equity interests of the other; or (ii) one has, directly or indirectly, the right, under ordinary circumstances, to vote for the election of a majority of the directors (or other body or Person who has those powers customarily vested in a board of directors of a corporation); or (iii) not less than twenty five percent (25%) of their respective ownership is directly or indirectly held by the same third Person.

(b) Any Person which: is a parent, brother-sister or Subsidiary of a Loan Party; could have such enterprise’s tax returns or financial statements consolidated with that Loan Party’s; could be a member of the same controlled group of corporations (within the meaning of Section 1563(a)(1), (2) and (3) of the Internal Revenue Code of 1986, as amended from time to time) of which any Loan Party is a member; or controls or is controlled by any Loan Party.

“Agent”: When not preceded by “Administrative” or “Collateral”, the term “Agent” refers collectively and individually to the Administrative Agent and the Collateral Agent.

“Agent’s Fee”: Defined in Section 2.15.

“Agents’ Rights and Remedies”: Defined in Section 11.7.

“Applicable Inventory Advance Rate”: 90%.

“Applicable Law”: As to any Person: (i) All statutes, rules, regulations, orders, or other requirements having the force of law; and (ii) all court orders and injunctions, arbitrator’s decisions, and/or similar rulings, in each instance ((i) and (ii)) of or by any federal, state, municipal, and other governmental authority, or court, tribunal, panel, or other body which has or claims jurisdiction over such Person, or any property of such Person, or of any other Person for whose conduct such Person would be responsible.

“Applicable Margin”: The following percentages for Base Margin Loans and Libor Loans based upon the following criteria:

LEVEL	AVERAGE EXCESS AVAILABILITY	APPLICABLE MARGIN FOR LIBOR LOANS	APPLICABLE MARGIN FOR BASE MARGIN LOANS
I	Greater than or equal to 50% of the Borrowing Base	2.00%	1.00%
II	Less than 50% of the Borrowing Base	2.25%	1.25%

The Applicable Margin shall be set on the Closing Date based upon the Average Excess Availability for the three (3) months immediately preceding the Closing Date. Thereafter, the Applicable Margin shall be adjusted quarterly on the first day of each calendar quarter based upon the Average Excess Availability during the prior quarter; provided that, if any Borrowing Base Certificate is at any time restated or otherwise revised or if the information set forth in any such Borrowing Base Certificate otherwise proves to be false or incorrect such that the Applicable

Margin would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any applicable periods and shall be due and payable on demand. Upon the occurrence of an Event of Default and for so long as such Event of Default continues in existence, the Applicable Margin may, at the option of the Administrative Agent, be immediately increased to the percentages set forth in Level II (even if the Average Excess Availability requirements for another Level have been met) and interest shall be determined in the manner set forth in Section 2.12(f).

“Appraised Inventory Liquidation Value”: The product of (a) the Cost of Eligible Inventory (net of Inventory Reserves) of the Casual Male Companies and RBT, multiplied by (b) that percentage, determined from the then most recent appraisal of the Loan Parties’ Inventory undertaken at the request of the Administrative Agent, to reflect the appraiser’s estimate of the net recovery on the Loan Parties’ Inventory in the event of an in-store liquidation of that Inventory.

“Approved Fund”: Any Fund that is administered or managed by (a) a Revolving Credit Lender, (b) an Affiliate of a Revolving Credit Lender (c) an entity or an Affiliate of an entity that administers or manages a Revolving Credit Lender, or (d) the same investment advisor or an advisor under common control with such Revolving Credit Lender, Affiliate or advisor, as applicable.

“Arrangement Fee”: Has the meaning set forth in the Fee Letter.

“Assignee Revolving Credit Lender”: Defined in Section 16.1.

“Assigning Revolving Credit Lender”: Defined in Section 16.1.

“Assignment and Acceptance”: Defined in Section 16.2.

“Availability”: The lesser of (a) or (b) where:

(a)	is the result of

(i) The Revolving Credit Commitments;

Minus

(ii) The aggregate outstanding Revolving Credit Loans and SwingLine Loans;

Minus

(iii) The aggregate undrawn Stated Amount of all then outstanding L/Cs.

(b)	is the result of

(i) The Borrowing Base;

Minus

(ii) The aggregate outstanding Revolving Credit Loans and SwingLine Loans;

Minus

(iii) The aggregate undrawn Stated Amount of all then outstanding L/Cs;

Minus

(iv) The aggregate of the Availability Reserves.

“Availability Condition”: At the time of determination with respect to any specified transaction or payment that is subject to satisfaction of the Payment Conditions, Excess Availability at the time of such determination and immediately following, and after giving effect to, such transaction or payment was, and is projected by the Loan Parties on a pro forma basis for each of the twelve (12) Fiscal months immediately following such transaction or payment to be, equal to or greater than twenty percent (20%) of the Loan Cap.

“Availability Reserves”: Such reserves as the Administrative Agent from time to time determines in the Administrative Agent’s reasonable discretion as being appropriate to reflect the impediments to the Collateral Agent’s ability to realize upon the Collateral. Without limiting the generality of the foregoing, Availability Reserves may include (but are not limited to) reserves based on the following:

(i)	Rent (but only if a landlord’s waiver, acceptable to the Administrative Agent, has not been received by the Administrative Agent).

(ii)	Customer Credit Liabilities.

(iii)	Taxes and other governmental charges, including, ad valorem, personal property, and other taxes which might have priority over the Collateral Interests of the Collateral Agent in the Collateral.

(iv)	L/C Landing Costs.

(v)	Banking Services Reserves.

“Average Excess Availability”: The average daily Excess Availability for the immediately preceding quarter.

“BALC”: Bank of America Leasing & Capital, LLC, and its successors and assigns.

“BALC Equipment”: The Equipment specifically set forth on Exhibit 1.1(a) hereto, as such exhibit may be amended from time to time by the Borrowers, with the consent of the Administrative Agent.

“BALC Indebtedness”: Indebtedness pursuant to the BALC Loan Agreement in the aggregate principal amount not to exceed $20,000,000 less all principal payments made after the Closing Date by the Borrowers to BALC pursuant to the terms thereof.

“BALC Loan Agreement”: That certain Master Loan and Security Agreement and Equipment Security Note each dated as of July 20, 2007 entered into among others BALC and Casual Male Retail Group, Inc., as each is in effect as of July 20, 2007.

“Banking Services”: Each and any bank services or facilities provided to any Loan Party by any Agent or any Revolving Credit Lender or any of their respective Affiliates, including, without limitation, the following: (a) Hedge Agreements; (b) purchase cards; (c) ACH transactions; (d) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services; (e) foreign exchange facilities; (f) credit card processing services; and (g) credit or debit cards.

“Banking Services Obligations”: Any and all obligations of the Loan Parties, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Banking Services Reserves”: Such reserves as the Administrative Agent from time to time determines in its reasonable discretion as being appropriate to reflect the Banking Services Obligations then outstanding.

“Bank of America”: Bank of America, N.A., a national banking association and its Subsidiaries, Affiliates, branches, and their respective successors with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110.

“Bankruptcy Code”: Title 11, U.S.C., as amended from time to time.

“BAS”: Is defined in Section 2.13.

“Base Rate”: For any day, a fluctuating rate per annum equal to the highest of: (a) the Federal Funds Rate plus one-half of one percent (0.50%), (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate”; or (c) the Libor Rate for a one-month Interest Period in effect on such day plus one percent (1.00%). The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Base Rate due to a change in Bank of America’s “prime rate”, the Federal Funds Rate or the Libor Rate, respectively, shall take effect at the opening of business on the day specified in the public announcement of such change.

“Base Margin”: As determined from the definition of Applicable Margin.

“Base Margin Loan”: Each Revolving Credit Loan while bearing interest at the Base Margin Rate.

“Base Margin Rate”: The aggregate of Base Rate plus the then Base Margin.

“Blocked Account”: Defined in Section 7.3(a)(ii).

“Blocked Account Agreement”: An agreement, in form and substance satisfactory to the Collateral Agent, which recognizes the Collateral Agent’s Collateral Interest in the contents of the deposit account which is the subject of such agreement and provides that, after the occurrence and during the continuance of a Cash Dominion Event, such contents shall be transferred only to the Administrative Agent’s Account or as otherwise instructed by the Collateral Agent.

“Blocked Account Bank”: Each bank with whom deposit accounts are maintained in which any funds of any of the Loan Parties from one or more DDAs are concentrated and with whom a Blocked Account Agreement has been, or is required to be, executed in accordance with the terms hereof.

“Borrower” and “Borrowers”: Defined in the Preamble.

“Borrowers’ Representative”: Defined in the Preamble.

“Borrowing Base”: The aggregate of the following:

(a) The Applicable Inventory Advance Rate multiplied by the Appraised Inventory Liquidation Value.

Plus

(b) The face amount of Eligible Credit Card Receivables multiplied by the Credit Card Advance Rate.

“Borrowing Base Certificate”: A certificate substantially in the form of EXHIBIT 5.4 annexed hereto (as such form may be revised from time to time by the

Administrative Agent), executed and certified as accurate and complete by the Borrowers’ Representative, which shall include appropriate exhibits, schedules, supporting documentation, and additional reports as reasonably requested by the Administrative Agent.

“Business Day”: Any day other than (a) a Saturday or Sunday; (b) any day on which banks in Boston, Massachusetts generally are not open to the general public for the purpose of conducting commercial banking business; or (c) a day on which the principal office of the Administrative Agent is not open to the general public to conduct business.

“Business Plan”: The Loan Parties’ most recent projected balance sheet, income statement, statement of cash flows, and availability model, each on a monthly basis for the following twelve (12) month period, delivered by the Borrowers’ Representative from time to time pursuant to Section 5.7(c), as updated from time to time by the Borrowers’ Representative pursuant to this Agreement.

“Canton Lease”: The lease and related documents entered into by and among Casual Male and Spirit SPE Canton, LLC dated as of February, 2006.

“Capital Expenditures”: The expenditure of funds or the incurrence of liabilities which may be capitalized in accordance with GAAP.

“Capital Lease”: Any lease which may be capitalized in accordance with GAAP.

“Capital Lease Obligations”: With respect to any Person for any period, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a balance sheet of such Person under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Dominion Event”: Either (a) the occurrence and continuance of any Event of Default, or (b) the failure of the Borrowers to maintain Excess Availability at all times equal to or greater than fifteen percent (15%) of the Loan Cap. For purposes of this Agreement, the occurrence of a Cash Dominion Event shall be deemed continuing at the option of the Administrative Agent (i) so long as such Event of Default has not been waived, and/or (ii) if the Cash Dominion Event arises as a result of the Borrowers’ failure to maintain Excess Availability as required hereunder, until Excess Availability has equaled or exceeded fifteen percent (15%) of the Loan Cap for sixty (60) consecutive calendar days, in which case a Cash Dominion Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Cash Dominion Event shall be deemed continuing (even if an Event of Default is no longer continuing and/or Excess Availability exceeds the required amount for sixty (60) consecutive calendar days) (A) at the option of the Borrowers’ Representative upon notice to the Administrative Agent or (B) at all times after a Cash Dominion Event has occurred and been discontinued on two (2) occasions after the Closing Date. The termination of a Cash Dominion Event as provided herein shall in no way limit, waive or delay the occurrence of a subsequent Cash Dominion Event in the event that the conditions set forth in this definition again arise.

“Casual Male”: Casual Male Retail Group, Inc.

“Casual Male Companies”: The Persons listed on EXHIBIT 1.0(a) annexed hereto.

“Change in Control”: The occurrence of any of the following:

(a) The acquisition, by any group of persons (within the meaning of the Securities Exchange Act of 1934, as amended) or by any Person, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) of 35% or more of the issued and outstanding capital stock of Casual Male having the right, under ordinary circumstances, to vote for the election of directors of Casual Male.

(b) At any time, (a) occupation of a majority of the seats (other than vacant seats) on the board of directors of Casual Male by Persons who were neither (i) nominated by the board of directors of Casual Male nor (ii) appointed by directors so nominated.

(c) The persons who are directors of Casual Male as of the Closing Date cease, for any reason other than death, disability, retirement or resignation in the ordinary course (and not in connection with a proxy contest or similar occurrence), to constitute a majority of the board of directors of Casual Male.

(d) The failure by Casual Male (i) to own, directly or indirectly, 100% of the issued and outstanding membership interests of CMRG Apparel and RBT, or (ii) to own, directly or indirectly, 100% of the issued and outstanding capital stock or membership interests of all other Loan Parties.

“Chattel Paper”: Has the meaning given that term in the UCC.

“Closing Date”: November 10, 2010.

“CMRG Apparel”: Defined in the Preamble.

“Collateral”: Defined in Section 8.1.

“Collateral Agent”: Defined in the Preamble.

“Collateral Interest”: Any interest in property to secure an obligation, including, without limitation, a security interest, mortgage, and deed of trust.

“Compliance Certificate”: Defined in Section 5.8.

“Consent”: (a) Actual consent given by the Revolving Credit Lender from whom such consent is sought; or (b) except with respect to matters set forth in Section 15.3 (as to which matters actual written consent given by the Revolving Credit Lender from whom such consent is sought shall be required), the passage of seven (7) Business Days from receipt of written notice to a Revolving Credit Lender from an Agent of a proposed course of action to be followed by an Agent without such Revolving Credit Lender’s giving that Agent written notice of that Revolving Credit Lender’s objection to such course of action; provided that all Agents may rely on such passage of time as consent by a Revolving Credit Lender only if such written notice states that consent will be deemed effective if no objection is received within such time period.

“Consolidated”: When used to modify a financial term, test, statement, or report, refers to the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of the Loan Parties.

“Consolidated EBITDA”: For any period, an amount equal to the Consolidated Net Income of the Borrowers’ Representative and its Subsidiaries for such period, plus (a) the following to the extent deducted in calculating Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income taxes, (iii) depreciation and amortization expense and (iv) other non-recurring expenses reducing Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Borrowers’ Representative and its Subsidiaries for such period), minus (b) the following to the extent included in calculating Consolidated Net Income: (i) federal, state, local and foreign income tax credits and (ii) all non-cash items increasing Consolidated Net Income (in each case of or by the Borrowers’ Representative and its Subsidiaries for such period), all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Fixed Charge Coverage Ratio”: For any period, the ratio of (a) (i) Consolidated EBITDA for such period minus (ii) Capital Expenditures made during such period, minus (iii) the aggregate amount of federal, state, local and foreign income taxes paid in cash during such period to (b) Debt Service Charges during such period, in each case, of or by the Borrowers’ Representative and its Subsidiaries for such period, all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Interest Charges”: For any period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Hedge Agreements, but excluding any non-cash or deferred interest financing costs, and (b) the portion of rent expense with respect to such period under Capital Lease Obligations that is treated as interest in accordance with GAAP, in each case of or by the Borrowers’ Representative and its Subsidiaries for such period, all as determined on a Consolidated basis in accordance with GAAP.

“Consolidated Net Income”: For any period, the net income of the Borrowers’ Representative and its Subsidiaries for such period, all as determined on a Consolidated basis in accordance with GAAP; provided, however, that there shall be excluded (a) the income (or loss) of such Person during such period in which any other Person has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to such Person during such period, (b) the income (or loss) of such Person during such period and accrued prior to the date it becomes a Subsidiary of a Person or any of such Person’s Subsidiaries or is merged into or consolidated with a Person or any of its Subsidiaries or that Person’s assets are acquired by such Person or any of its Subsidiaries, and (c) the income of any direct or indirect Subsidiary of a Person to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its organizational documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, except that the Borrowers’ Representative’s equity in any net loss of any such Subsidiary for such period shall be included in determining Consolidated Net Income.

“Cost”: The lower of:

(a) the calculated cost of purchases, as determined from invoices received by CMRG Apparel its purchase journal or stock ledger, based upon its accounting practices, known to the Administrative Agent, which practices are in effect on the date on which this Agreement was executed; or

(b) the lowest ticketed or promoted price at which the subject inventory is offered to the public by any Loan Party, after all mark-downs (whether or not such price is then reflected on a Loan Party’s accounting system).

“Cost” does not include inventory capitalization costs or other non-purchase price charges used in a Loan Party’s calculation of cost of goods sold (other than freight, which may be capitalized consistent with GAAP and such Loan Party’s prior practices).

“Costs of Collection”: Includes, without limitation, all reasonable attorneys’ fees and reasonable out-of-pocket expenses incurred by any Agent’s attorneys, and all reasonable out-of-pocket costs incurred by any Agent in the administration of the Liabilities and/or the Loan Documents, including, without limitation, reasonable costs and expenses associated with travel on behalf of any Agent, where such costs and expenses are directly or indirectly related to or in respect of any Agent’s: administration and management of the Liabilities; negotiation, documentation, and amendment of any Loan Document; or efforts to preserve, protect, collect, or enforce the Collateral, the Liabilities, and/or the Agents’ Rights and Remedies and/or any of the rights and remedies of any Agent against or in respect of any guarantor or other person liable in respect of the Liabilities (whether or not suit is instituted in connection with such efforts). “Costs of Collection” also includes the reasonable fees and expenses of Lenders’ Special Counsel. The Costs of Collection are Liabilities, and at the Administrative Agent’s option may bear interest at the then effective Base Margin Rate.

“Credit Card Advance Rate”: 90%.

“Credit Card Receivables”: Each Account, together with all income, payments and proceeds thereof, owed by (a) a major credit or debit card issuer (including, but not limited to, Visa, MasterCard and American Express and such other issuers approved by the Administrative Agent) and (b) any Person on account of any private label credit card receivables under programs between a Loan Party and a third party acceptable to the Administrative Agent) where the third party retains the consumer credit exposure to a Loan Party resulting from charges by a customer of a Loan Party on credit or debit cards issued by such issuer in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business.

“Customer Credit Liabilities”: Gift certificates, gift cards, customer deposits, merchandise credits, layaway obligations, discounts, credits and similar items earned by customers in respect of frequent shopping programs, and similar liabilities of any Loan Party to its retail customers and prospective customers.

“DDA”: Any store level checking, demand daily depository account or other bank or like account maintained by any Loan Party for the purpose of depositing store receipts and paying de minimis store level expenses, including, on the date of this Agreement, the accounts listed on EXHIBIT 7.1 hereto, but excluding, however, any Exempt DDA.

“Debt Service Charges”: For any period, the sum of (a) Consolidated Interest Charges paid or required to be paid for such period, plus (b) scheduled principal payments made or required to be made on account of Indebtedness (excluding the

Liabilities, but including, without limitation, Capital Lease Obligations) for such period, in each case determined on a Consolidated basis in accordance with GAAP.

“Default”: Any occurrence, circumstance, or state of facts with respect to a Loan Party which (a) is an Event of Default; or (b) would become an Event of Default if any requisite notice were given and/or any requisite period of time were to run and such occurrence, circumstance, or state of facts were not cured within any applicable grace period.

“Delinquent Revolving Credit Lender”: Defined in Section 12.3(c).

“Deposit Account”: Has the meaning given that term in the UCC.

“Deteriorating Revolving Credit Lender”: (a) Any Delinquent Revolving Credit Lender or (b) any Revolving Credit Lender (i) as to which the Issuer has a good faith belief that such Revolving Credit Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities (unless such default arises as a result of a bona fide dispute being contested in good faith by such Revolving Credit Lender), or (ii) which has been deemed insolvent or become the subject of a proceeding under the Bankruptcy Code, or any federal, state or foreign bankruptcy, insolvency, receivership or similar law, or the assets or management of which have been taken over by any governmental authority, or (iii) as to which a Person that Controls such Revolving Credit Lender has been deemed insolvent or become the subject of a proceeding under the Bankruptcy Code, or any federal, state or foreign bankruptcy, insolvency, receivership or similar law, or the assets or management of which have been taken over by any governmental authority.

“Documents”: Has the meaning given that term in the UCC.

“Documents of Title”: Has the meaning given that term in the UCC.

“Eligible Assignee”: With respect to an assignee of a Revolving Credit Lender: (a) a bank, insurance company, or company engaged in the business of making commercial loans having a combined capital and surplus in excess of $300 Million; or (b) a Revolving Credit Lender or any Affiliate of any Revolving Credit Lender; or (c) any Person to whom a Revolving Credit Lender assigns its rights and obligations under this Agreement as part of a programmed assignment and transfer of such Revolving Credit Lender’s rights in and to a material portion of such Revolving Credit Lender’s portfolio of asset based credit facilities; or (d) an Approved Fund.

“Eligible Credit Card Receivables”: At the time of any determination thereof, each Credit Card Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Credit Card Receivable (i) has been earned by performance and represents the bona fide amounts due to a Loan Party from a credit card payment processor and/or credit card issuer, and in each case originated in the ordinary course of business of such Loan Party, and (ii) in each case is acceptable to the Administrative Agent in its reasonable discretion, and is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (k) below. Without limiting the foregoing, to qualify as an Eligible Credit Card Receivable, an Account shall indicate no Person other than a Loan Party as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, finance charges or other allowances (including any amount that a Loan Party may be obligated to rebate to a customer, a credit card payment processor, or credit card issuer pursuant to the terms of any agreement or understanding (written or oral)) and (ii) the aggregate amount of all cash received in respect of such Account but not yet applied by the Loan Parties to reduce the amount of such Credit Card Receivable. Except as otherwise agreed by the Administrative Agent, any Credit Card Receivable included within any of the following categories shall not constitute an Eligible Credit Card Receivable:

(a) Credit Card Receivables which do not constitute an “Account” (as defined in the UCC);

(b) Credit Card Receivables that have been outstanding for more than five (5) Business Days from the date of sale;

(c) Credit Card Receivables (i) that are not subject to a perfected first-priority security interest in favor of the Collateral Agent, or (ii) with respect to which a Loan Party does not have good, valid and marketable title thereto, free and clear of any Encumbrance (other than Encumbrances granted to the Collateral Agent pursuant to the Loan Documents);

(d) Credit Card Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback);

(e) Credit Card Receivables as to which the processor has the right under certain circumstances to require a Loan Party to repurchase the Accounts from such credit card processor;

(f) Credit Card Receivables due from an issuer or payment processor of the applicable credit card which is the subject of any bankruptcy or insolvency proceedings;

(g) Credit Card Receivables which are not a valid, legally enforceable obligation of the applicable issuer with respect thereto;

(h) Credit Card Receivables which do not conform to all representations, warranties or other provisions in the Loan Documents relating to Credit Card Receivables;

(i) Credit Card Receivables which are evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Collateral Agent, and to the extent necessary or appropriate, endorsed to the Collateral Agent; or

(j) Credit Card Receivables which the Administrative Agent determines in its reasonable discretion to be uncertain of collection or which do not meet such other reasonable eligibility criteria for Credit Card Receivables as the Administrative Agent may determine.

“Eligible In-Transit Inventory”: “Eligible In-Transit Inventory” will be calculated at 80% of the Cost value of such of the Inventory of the Casual Male Companies and RBT (in each case, without duplication as to Eligible Inventory and Eligible L/C Inventory), in each case in which title has passed to a Loan Party and which is then being shipped from a foreign location for receipt, within 45 days, at a warehouse of one of the Loan Parties; provided that

(a) Such Inventory is of such types, character, qualities and quantities (net of Inventory Reserves) as the Administrative Agent in its reasonable discretion from time to time determines to be eligible for borrowing;

(b) If applicable, the documents which relate to such shipment names the Collateral Agent as consignee of the subject Inventory and the Collateral Agent has control over the documents which evidence ownership of the subject Inventory (such as by the providing to the Collateral Agent of a Customs Brokers Agreement in form reasonably satisfactory to the Collateral Agent); and

(c) The Collateral Agent has a first priority perfected security interest in such Inventory;

provided further that the Administrative Agent may, in its reasonable discretion, exclude any particular Inventory from the definition of “Eligible In-Transit Inventory” in the event that the Administrative Agent determines that such Inventory is subject to any Person’s right or claim which is (or is capable of being) senior to, or pari passu with, the Encumbrance of the Collateral Agent (such as, without limitation, a right of stoppage in transit) or may otherwise adversely impact the ability of the Collateral Agent to realize upon such Inventory.

“Eligible Inventory”: The following (without duplication):

(a) Such of the Loan Parties’ Inventory, at such locations, and of such types, character, qualities and quantities, as the Administrative Agent, in its reasonable discretion from time to time determines to be acceptable for borrowing, as to which Inventory, the Collateral Agent has a perfected security interest which is prior and superior to all security interests, claims, and encumbrances.

(b) Eligible L/C Inventory.

(c) Eligible In-Transit Inventory.

Without limiting the foregoing, “Eligible Inventory” shall not include: (i) direct shipment Inventory; (ii) Inventory which cannot be sold including, without limitation, any non-merchandise inventory (such as labels, bags, and packaging materials, etc.); (iii) “dummy warehouse inventory”; (iv) damaged goods, return to vendor merchandise, packaways, samples and other similar categories; (v) Inventory that is leased by or is on consignment to a Loan Party or which is consigned by a Loan Party to a Person which is not a Loan Party; (vi) inventory which is the subject of a store closing, liquidation, going-out-of-business or similar sale, as to which in each case, any Loan Party has received an initial payment of the guaranteed price from the Person conducting the sale; and (vii) inventory in locations outside the United States or Canada (except for Eligible L/C Inventory) and in locations in the United States or Canada not under any Loan Party’s control (unless waivers acceptable to the Agents are obtained); provided, however, in no event shall Inventory in locations outside of the United States be Eligible Inventory unless the Agent (A) has a first priority perfected security interest in such Inventory, (B) has completed or received an appraisal of such Inventory from appraisers satisfactory to the Agent and such other due diligence as the Agent may require, all of the results of the foregoing to be reasonably satisfactory to the Agent, (C) has established applicable advance rates and Reserves in connection therewith, and (D) has otherwise determined in its reasonable discretion that such Inventory is eligible to be included in the Borrowing Base.

“Eligible L/C Inventory”: “Eligible L/C Inventory” will be calculated at 85% of the Cost value of such of the Inventory of the Casual Male Companies and RBT (in each case, without duplication as to Eligible Inventory and Eligible In-Transit Inventory), in each case the purchase of which is supported by a documentary L/C then having an initial expiry of forty-five (45) or less days; provided that

(a) Such Inventory is of such types, character, qualities and quantities (net of Inventory Reserves) as the Administrative Agent in its reasonable discretion from time to time determines to be eligible for borrowing; and

(b) The documentary L/C supporting such purchase names the Collateral Agent as consignee of the subject Inventory and the Collateral Agent has control over the documents which evidence ownership of the subject Inventory (such as by the providing to the Collateral Agent of a Customs Brokers Agreement in form reasonably satisfactory to the Collateral Agent).

“Employee Benefit Plan”: As defined in ERISA.

“Encumbrance”: A Collateral Interest or agreement to create or grant a Collateral Interest; the interest of a lessor under a Capital Lease, conditional sale or other title retention agreement; sale of accounts receivable or chattel paper; or other arrangement pursuant to which any Person is entitled to any preference or priority with respect to the property or assets of another Person or the income or profits of such other Person; and each of the foregoing whether consensual or non-consensual and whether arising by way of agreement, operation of law, legal process or otherwise.

“End Date”: The date upon which all of the following conditions are met: (a) all Liabilities (other than continuing representations, warranties and indemnity obligations) have been paid in full; (b) all obligations of any Revolving Credit Lender to make loans and advances and to provide other financial accommodations to the Borrowers hereunder shall have been irrevocably terminated; and (c) the arrangements regarding L/Cs described in Section 18.2(b) have been made.

“Environmental Laws”: All of the following:

(a) Applicable Law which regulates or relates to, or imposes any standard of conduct or liability on account of or in respect to environmental protection matters, including, without limitation, Hazardous Materials, as are now or hereafter in effect.

(b) The common law relating to damage to Persons or property from Hazardous Materials.

“Equipment”: Includes, without limitation, “equipment” as defined in the UCC, and also all furniture, store fixtures, motor vehicles, rolling stock, machinery, office equipment, plant equipment, tools, dies, molds, and other goods, property, and assets which are used and/or were purchased for use in the operation or furtherance of a Person’s business, and any and all accessions or additions thereto, and substitutions therefor.

“ERISA”: The Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate”: Any Person which is under common control with a Loan Party within the meaning of Section 4001 of ERISA or is part of a group which includes any Loan Party and which would be treated as a single employer under Section 414 of the Internal Revenue Code of 1986, as amended.

“Events of Default”: Defined in Article 10. An “Event of Default” shall be deemed to have occurred and to be continuing unless and until that Event of Default has been duly waived by the requisite Revolving Credit Lenders or by the Administrative Agent, as applicable.

“Excess Availability”: The result of (a) Availability minus (b) all then past due obligations of the Loan Parties including accounts payable which are beyond customary trade terms and rent obligations which are beyond applicable grace periods.

“Executive Order”: Defined in Section 4.34.

“Exempt DDA”: A depository account maintained by any Loan Party, the only contents of which may be transfers from the Operating Account and actually used solely (i) for petty cash purposes or (ii) for payroll.

“Existing Loan Agreement”: Defined in the Preamble.

“Farm Products”: Has the meaning given that term in the UCC.

“Federal Funds Rate”: For any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of  1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letter”: The letter dated as of September 28, 2010 between Borrowers’ Representative and the Administrative Agent, as such letter may from time to time be amended.

“Fiscal”: When followed by “month” or “quarter”, it refers to the relevant fiscal period based on the Loan Parties’ fiscal year and accounting conventions (e.g. reference to the Loan Parties’ “Fiscal June 2010” is to the Loan Parties’ fiscal month of June in the calendar year 2010). When followed by reference to a specific year, it refers to the fiscal year which ends in a month of the year to which reference is being made (e.g. if the Loan Parties’ fiscal year ends in January 2011 reference to that year would be to the Loan Parties’ “Fiscal 2011”).

“Fixtures”: Has the meaning given that term in the UCC.

“Foreign Assets Control Regulations”: Defined in Section 4.34.

“Fund”: Any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP”: Principles which are consistent with those promulgated or adopted by the Financial Accounting Standards Board and its predecessors (or successors) in effect and applicable to that accounting period in respect of which reference to GAAP is being made; provided, however, in the event of a Material Accounting Change, then unless otherwise specifically agreed to by the Administrative Agent, the Borrowers’ Representative shall include, with its monthly, quarterly, and annual financial statements a schedule, certified by the Borrowers’ Representative’s chief financial officer, on which the effect of such Material Accounting Change on that statement shall be described.

“General Intangibles”: Includes, without limitation, “general intangibles” as defined in the UCC; and also all: rights to payment for credit extended; deposits; amounts due to any Person; credit memoranda in favor of any Person; warranty claims; tax refunds and abatements; insurance refunds and premium rebates; all means and vehicles of investment or hedging, including, without limitation, options, warrants, and futures contracts; records; customer lists; telephone numbers; goodwill; causes of action; judgments; payments under any settlement or other agreement; literary rights; rights to performance; royalties; license and/or franchise fees; rights of admission; licenses; franchises; license agreements, including all rights of any Person to enforce same; permits, certificates of convenience and necessity, and similar rights granted by any governmental authority; patents, patent applications, patents pending, and other intellectual property; internet addresses and domain names; developmental ideas and concepts; proprietary processes; blueprints, drawings, designs, diagrams, plans, reports, and charts; catalogs; manuals; technical data; computer software programs (including the source and object codes therefor), computer records, computer software, rights of access to computer record service bureaus, service bureau computer contracts, and computer data; tapes, disks, semi-conductors chips and printouts; trade secrets rights, copyrights, mask work rights and interests, and derivative works and interests; user, technical reference, and other manuals and materials; trade names, trademarks, service marks, and all goodwill relating thereto; applications for registration of the foregoing; and all other general intangible property of any Person in the nature of intellectual property; proposals; cost estimates, and reproductions on paper, or otherwise, of any and all concepts or ideas, and any matter related to, or connected with, the design, development, manufacture, sale, marketing, leasing, or use of any or all property produced, sold, or leased, by any or credit extended or services performed, by any Person, whether intended for an individual customer or the general business of any Person, or used or useful in connection with research by any Person.

“Goods”: Has the meaning given that term in the UCC, and also includes all things movable when a Collateral Interest therein attaches and also all computer programs embedded in goods and any supporting information provided in connection with a transaction relating to the program if (i) the program is associated with the goods in such manner that it customarily is considered part of the goods or (ii) by becoming the owner of the goods, a Person acquires a right to use the program in connection with the goods.

“Guarantor” and “Guarantors”: Each Person named on EXHIBIT 1.0(b) annexed hereto individually, and the Persons named on EXHIBIT 1.0(b) annexed hereto, collectively.

“Guarantor Agreement”: Each instrument and document executed by a Guarantor of the Liabilities to evidence or secure the Guarantor’s guaranty thereof.

“Guarantor Default”: Default or breach or the occurrence of any event of default under any Guarantor Agreement.

“Hazardous Materials”: Any (a) substance which is defined or regulated as a hazardous material in or under any Environmental Law and (b) oil in any physical state.

“Hedge Agreement”: Any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging the Borrowers’ exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices and not for speculative purposes.

“Hedge Exposure”: On any Business Day, the amount, if any, estimated by the Revolving Credit Lender or its Affiliate which is party to a Hedge Agreement with a Loan Party in good faith and in a commercially reasonable manner (for which calculations and computations will be provided to such Loan Party at its request) pursuant to methodology set forth in the applicable Hedge Agreement, which would be payable to such Revolving Credit Lender or its Affiliate if the Hedge Agreement were terminated as of such Business Day as a result of an event of default (as defined in the Hedge Agreement) with respect to the Loan Party and a payment were due thereunder to the Revolving Credit Lender or its Affiliate.

“Increase Effective Date”: Defined in Section 2.24(d).

“Indebtedness”: All indebtedness and obligations of or assumed by any Person on account of or with respect to any of the following:

(a) In respect of money borrowed (including any indebtedness which is non-recourse to the credit of such Person but which is secured by an Encumbrance on any asset of such Person) whether or not evidenced by a promissory note, bond, debenture or other written obligation to pay money.

(b) In connection with any letter of credit or acceptance transaction (including, without limitation, the face amount of all letters of credit and acceptances issued for the account of such Person or reimbursement on account of which such Person would be obligated).

(c) In connection with the sale or discount of accounts receivable or chattel paper of such Person.

(d) On account of deposits or advances (but not including any liabilities with respect to Customer Credit Liabilities including gift cards, gift certificates, merchandise credits and/or frequent shopper or other consumer loyalty programs).

(e) As lessee under Capital Leases.

(f) In connection with any sale and leaseback transaction.

“Indebtedness” of any Person also includes:

(x) Indebtedness of others secured by an Encumbrance on any asset of such Person, whether or not such Indebtedness is assumed by such Person.

(y) Any guaranty, endorsement, suretyship or other undertaking pursuant to which that Person may be liable on account of any obligation of any third party other than on account of the endorsement of checks and other items in the ordinary course.

(z) The Indebtedness of a partnership or joint venture for which such Person is liable as a general partner or joint venturer.

“Indemnified Person”: Defined in Section 19.12.

“Instruments”: Has the meaning given that term in the UCC.

“Interest Payment Date”: With reference to:

Each Libor Loan: The last day of the Interest Period relating thereto (and on the last day of the third month for any such loan which has a six (6) month Interest Period); the Termination Date; and the End Date.

Each Base Margin Loan: The first day of each month; the Termination Date; and the End Date.

“Interest Period”: The following:

(a) With respect to each Libor Loan: Subject to Subsection (c), below, the period commencing on the date of the making or continuation of, or conversion to, the subject Libor Loan and ending one, two, three or six months thereafter, and if available to all Revolving Credit Lenders, fourteen days thereafter, as the Borrowers’ Representative may elect by notice (pursuant to Section 2.6) to the Administrative Agent.

(b) With respect to each Base Margin Loan: Subject to Subsection (c), below, the period commencing on the date of the making or continuation of or conversion to such Base Margin Loan and ending on that date (i) as of which the subject Base Margin Loan is converted to a Libor Loan, as the Borrowers’ Representative may elect by notice (pursuant to Section 2.6) to the Administrative Agent, or (ii) on which the subject Base Margin Loan is paid by the Borrowers.

(c) The setting of Interest Periods is in all instances subject to the following:

(i) Any Interest Period for a Base Margin Loan which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day.

(ii) Any Interest Period for a Libor Loan which would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless that succeeding Business Day is in the next calendar month, in which event such Interest Period shall end on the last Business Day of the month during which the Interest Period ends.

(iii) Subject to Subsection (iv), below, any Interest Period applicable to a Libor Loan, which Interest Period begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period ends, shall end on the last Business Day of the month during which that Interest Period ends.

(iv) Any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

(v) The number of Interest Periods in effect at any one time is subject to Section 2.12(d) hereof.

“Inventory”: Includes, without limitation, “inventory” as defined in the UCC and also all: (a) Goods which are leased by a Person as lessor; are held by a Person for sale or lease or to be furnished under a contract of service; are furnished by a Person under a contract of service; or consist of raw materials, work in process, or materials used or consumed in a business; (b) Goods of said description in transit; (c) Goods of said description which are returned, repossessed and rejected; (d) packaging, advertising, and shipping materials related to any of the foregoing; (e) all names, marks, and General Intangibles affixed or to be affixed or associated thereto; and (f) Documents and Documents of Title which represent any of the foregoing.

“Inventory Purchase Agreement”: The Inventory Purchase Agreement dated October 29, 2004 by and between CMRG Apparel and the other Loan Parties.

“Inventory Reserves”: Such Reserves as may be established from time to time by the Administrative Agent in the Administrative Agent’s reasonable discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors affecting the market value of the Eligible Inventory. Without limiting the generality of the foregoing, Inventory Reserves may include (but are not limited to) reserves based on the following:

(i)	Obsolescence (based upon Inventory on hand beyond a given number of days).

(ii)	Seasonality.

(iii)	Shrinkage.

(iv)	Imbalance.

(v)	Change in Inventory character.

(vi)	Change in Inventory composition.

(vii)	Change in Inventory mix.

(viii)	Point of sale markdowns and, to the extent not reflected in permanent markdowns.

(ix)	Markups inconsistent with prior period practice and performance; industry standards; current business plans; or advertising calendar and planned advertising events.

(x)	Consigned Inventory.

“Investment Property”: Has the meaning given that term in the UCC.

“Issuer”: Bank of America, N.A. or any of its successors.

“L/C”: Any letter of credit, the issuance of which is procured by the Administrative Agent for the account of any Borrower and any acceptance made on account of such letter of credit.

“L/C Borrowing”: An extension of credit resulting from a drawing under any L/C which has not been reimbursed on the date when made or refinanced as a Revolving Credit Loan.

“L/C Landing Costs”: To the extent not included in the Stated Amount of an L/C, customs, duty, freight, and other out-of-pocket costs and expenses which will be expended to “land” the Inventory, the purchase of which is supported by such L/C.

“Lease”: Any lease or other agreement, no matter how styled or structured, pursuant to which a Loan Party is entitled to the use or occupancy of any space.

“Leasehold Interest”: Any interest of a Loan Party as lessee under any Lease.

“Lenders’ Special Counsel”: A single counsel selected by Revolving Credit Lenders holding more than 51% of the Revolving Credit Commitments (other than any Revolving Credit Dollar Commitments held by Delinquent Revolving Credit Lenders) following the occurrence of an Event of Default to represent their interests in connection with the enforcement, attempted enforcement, or preservation of any rights and remedies under this, or any other Loan Document.

“Letter-of-Credit Right”: Has the meaning given that term in the UCC and also refers to any right to payment or performance under any letter of credit, whether or not the beneficiary has demanded or is at the time entitled to demand payment or performance.

“Liabilities”: (a) Any and all direct and indirect liabilities, debts, and obligations of each Borrower to any Agent, any Revolving Credit Lender, or any other Secured Party, each of every kind, nature, and description owing on account of this Agreement or any other Loan Document, whether now existing or hereafter arising under this Agreement or under any of the other Loan Documents, including, without limitation, the following:

(i) Each obligation to repay any loan, advance, indebtedness, note, obligation, overdraft, or amount now or hereafter owing by any Borrower to any Agent, any Revolving Credit Lender or any other Secured Party (including all future advances whether or not made pursuant to a commitment by any Agent or any Revolving Credit Lender), whether or not any of such are liquidated, unliquidated, primary, secondary, secured, unsecured, direct, indirect, absolute, contingent, or of any other type, nature, or description, or by reason of any cause of action which any Agent, any Revolving Credit Lender or any other Secured Party may hold against any Borrower.

(ii) All notes and other obligations of each Borrower now or hereafter assigned to or held by any Agent, any Revolving Credit Lender or any other Secured Party, each of every kind, nature, and description

(iii) All interest, fees, and charges and other amounts which may be charged by any Agent, any Revolving Credit Lender or any other Secured Party to any Borrower and/or which may be due from any Borrower to any Agent, any Revolving Credit Lender or any other Secured Party from time to time.

(iv) All costs and expenses incurred or paid by any Agent in respect of this Agreement or any other Loan Document (including, without limitation, Costs of Collection, reasonable attorneys’ fees, and all court and reasonable litigation costs and expenses).

(v) Any and all covenants of each Borrower to or with any Agent, any Revolving Credit Lender or any other Secured Party under this Agreement or any other Loan Document and any and all obligations of each Borrower to act or to refrain from acting in accordance with this Agreement or any other Loan Document or any instrument furnished by that Borrower to any Agent, any Revolving Credit Lender or any other Secured Party pursuant to this Agreement or any other Loan Document.

(vi) Each of the foregoing as if each reference to “any Agent, any Revolving Credit Lender or any other Secured Party” were to each Affiliate of each Agent, each Revolving Credit Lender and each other Secured Party.

(b) Any and all direct or indirect liabilities, debts, and obligations of each Borrower to any Agent, any Revolving Credit Lender or any other Secured Party or any Affiliate of any Agent, any Revolving Credit Lender or any other Secured Party, each of every kind, nature, and description owing on account of any service or accommodation provided to, or for the account of, any Borrower pursuant to this or any other Loan Document, including any Banking Services Obligations; provided, however, that the Banking Services Obligations shall be secured solely to the extent that there is sufficient Collateral following satisfaction of all other liabilities, debts, and obligations of each Borrower to any Agent, any Revolving Credit Lender and any other Secured Party described in clause (a) of this definition of Liabilities.

“Libor Business Day”: Any day which is both a Business Day and a day on which the principal interbank market for Libor deposits in London in which Bank of America participates is open for dealings in United States Dollar deposits.

“Libor Loan”: Any Revolving Credit Loan which bears interest at the Libor Rate.

“Libor Margin”: As determined from the definition of Applicable Margin.

“Libor Offer Rate”: For any Interest Period with respect to a Libor Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “Libor Offer Rate” for such Interest Period shall be the rate per annum reasonably determined by the Administrative Agent in good faith to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Libor Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period.

“Libor Rate”: That per annum rate which is the aggregate of the Libor Offer Rate plus the Libor Margin except that, in the event that the Administrative Agent determines in good faith that any Revolving Credit Lender may be subject to the Reserve Percentage, the “Libor Rate” shall mean, with respect to any Libor Loans then outstanding (from the date on which that Reserve Percentage first became applicable to such loans), and with respect to all Libor Loans thereafter made so long as any Revolving Credit Lender is subject to the Reserve Percentage, an interest rate per annum equal the sum of (a) plus (b), where:

(a)	is the decimal equivalent of the following fraction:

Libor Offer Rate
1 minus Reserve Percentage

(b)	is the applicable Libor Margin.

“Liquidation”: The exercise by the Collateral Agent of those rights accorded to the Collateral Agent under the Loan Documents as a creditor of the Loan Parties following and on account of the occurrence of an Event of Default looking towards the realization on the Collateral. Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement.

“Loan Account”: Defined in Section 2.9.

“Loan Cap”: At any time of determination, the lesser of (a) the Revolving Credit Commitments at such time or (b) the Borrowing Base at such time.

“Loan Documents”: This Agreement, each instrument and document executed as contemplated by the Existing Loan Agreement and by Article 4, below, and each other instrument or document from time to time executed and/or delivered in connection with the arrangements contemplated hereby or in connection with any transaction with any Agent, any Revolving Credit Lender or any other Secured Party or any Affiliate of any Agent, any Revolving Credit Lender or any other Secured Party which arises out of any Banking Services provided by any Agent, any Revolving Credit Lender or any other Secured Party or any Affiliate of any Agent, any Revolving Credit Lender or any other Secured Party, as each may be amended from time to time.

“Loan Party and Loan Parties”: Each Borrower and each Guarantor.

“Majority Revolving Credit Lenders”: Revolving Credit Lenders (other than Deteriorating Revolving Credit Lenders) holding 51% or more of the Revolving Credit Commitments (other than any Revolving Credit Dollar Commitment held by a Deteriorating Revolving Credit Lender).

“Material Accounting Change”: Any change in GAAP applicable to accounting periods subsequent to the Loan Parties’ Fiscal year most recently completed prior to the execution of this Agreement, which change has a material effect on the Loan Parties’ Consolidated financial condition or operating results, as reflected on financial statements and reports prepared by or for the Loan Parties, when compared with such condition or results as if such change had not taken place or where preparation of the Loan Parties’ statements and reports in compliance with such change.

“Maturity Date”: November 10, 2014.

“Moody’s”: Moody’s Investors Service, Inc. and any successor thereto.

“Nominee”: A business entity (such as a corporation or limited partnership) formed by the Collateral Agent to own or manage any Post Foreclosure Asset.

“NonConsenting Revolving Credit Lender”: Defined in Section 15.6.

“Operating Account”: Defined in Section 7.3.

“OverLoan”: A loan, advance, or providing of credit support (such as the issuance of any L/C) to the extent that, immediately after its having been made, Availability is less than zero.

“Participant”: Defined in Section 19.15 hereof.

“Patriot Act”: Defined in Section 3.11.

“Payment Conditions”: At the time of determination with respect to any specified transaction or payment that is subject to satisfaction of the Payment Conditions:

(a) no Default or Event of Default then exists or would arise as a result of entering into such transaction or making such payment;

(b) the Borrowers are in compliance with the Availability Condition; and

(c) the Consolidated Fixed Charge Coverage Ratio for each of the twelve (12) Fiscal months immediately preceding the date of such transaction or payment for which the Administrative Agent has received financial statements shall be equal to or greater than 1.00:1.00 after giving pro forma effect to such transaction or payment as if such transaction had been entered into or such payment had been made as of the first day of such twelve-month period; and

Prior to undertaking any transaction or payment which is subject to the Payment Conditions, the Borrowers’ Representative shall deliver to the Administrative Agent (i) a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrowers’ Representative certifying that the conditions contained in clauses (a), (b) and (c) of the preceding sentence have been satisfied, and (ii) evidence of satisfaction of the conditions contained in clauses (b) and (c) above on a basis (including, without limitation, giving due consideration to results for prior Fiscal periods and giving effect to the proposed transaction or payment) reasonably satisfactory to the Administrative Agent.

“Payment Intangible”: Has the meaning given that term in the UCC and also refers to any general intangible under which the Account Debtor’s primary obligation is a monetary obligation.

“Permitted Acquisition”: An Acquisition complying with the following:

(a) Such Acquisition shall be of assets ancillary, incidental or necessary to the retail sale of apparel and related activities, or of 100% of the stock of a corporation whose assets consist substantially of such assets, or through the merger of such a corporation with a Loan Party (with a Loan Party as the surviving corporation), or with a Subsidiary of a Loan Party where, after giving effect to such merger, such corporation becomes a wholly-owned Subsidiary of a Loan Party;

(b) If such Acquisition includes the acquisition of assets by, or the merger of, a Loan Party, there shall have been no change in the identity of the president, chief financial officer or any executive vice president of such Loan Party as a consequence of such acquisition, or if there has been such a change, the Administrative Agent shall have consented in writing to such change in identity within thirty (30) days thereafter (which consent shall not be unreasonably withheld or delayed); and

(c) If a new Subsidiary is formed or acquired as a result of such Acquisition, such Subsidiary shall execute documentation, reasonably satisfactory in form and substance to the Administrative Agent, guarantying payment and performance of the Liabilities and granting a first lien, subject only to Permitted Encumbrances, in its assets in favor of the Collateral Agent, for the ratable benefit of the Secured Parties.

“Permitted Asset Disposition”: A sale or other disposition of the assets of any Loan Party in the ordinary course, so long as the following conditions are satisfied:

(a) The sale, liquidation or other disposition of Inventory at any locations from which a Loan Party determines to cease the conduct of its business, (i) shall be on terms satisfactory to the Administrative Agent and (ii) notwithstanding the Administrative Agent’s furnishing of any such consent, the Administrative Agent may, in the exercise of its reasonable discretion, impose Inventory Reserves as a result of the occurrence of any such sale, liquidation, or disposition;

(b) The aggregate of all such sales or other dispositions of the assets of any Loan Party shall not exceed (i) in any Fiscal year of the Loan Parties, ten percent (10%) of the value of all assets of the Loan Parties as of the beginning of such Fiscal year and (ii) in the aggregate from and after the Closing Date, thirty-five percent (35%) of the value of all assets of the Loan Parties as of the Closing Date;

(c) Each such sale or other disposition shall be for fair consideration in an arm’s length transaction; and

(d) On the date on which any sale or other disposition of assets is consummated, no Default shall have occurred and be continuing or will occur as a result of such consummation.

“Permitted Encumbrances”: The following:

(a) Encumbrances described on EXHIBIT 1.1 hereto.

(b) Encumbrances on properties to secure taxes, assessments and other government charges or claims for labor, material or supplies in respect of obligations not then overdue; deposits or pledges made in connection with, or to secure payment of, workmen’s compensation, unemployment insurance, old age pensions or other social security obligations; Encumbrances on property hereafter acquired (either in connection with purchase money encumbrances, rental purchase agreements, including Capital Leases, or conditional sale or other title retention agreements), which are restricted to the property so acquired and do not secure Indebtedness exceeding the fair value (at the time of acquisition) thereof; Encumbrances of carriers, warehousemen, mechanics and materialmen, and other like Encumbrances in existence less than 90 days from the date of creation thereof in respect of obligations not overdue; and Encumbrances on properties consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord’s or lessor’s Encumbrances under leases to which any Loan Party is a party, and other minor Encumbrances or encumbrances none of which interferes materially with the use of the property affected in the ordinary conduct of the business of the Loan Parties, which defects do not individually or in the aggregate have a materially adverse effect on the business of any Loan Party individually or of the Loan Parties as a whole or which are being actively contested in good faith by appropriate proceedings as to which the Loan Parties have established reasonable reserves, it being understood, however, that the filing of a tax lien which includes any Inventory or Accounts does not constitute a “Permitted Encumbrance”, even if being so contested.

(c) Encumbrances on the BALC Equipment solely to the extent securing the BALC Indebtedness.

“Permitted Indebtedness”: The following Indebtedness:

(a)	The Liabilities.

(b)	Capital Leases and purchase money Indebtedness secured by Permitted Encumbrances.

(c)	Unsecured Indebtedness assumed in connection with Permitted Acquisitions pursuant to Section 4.21 (it being understood that the principal amount so assumed shall be deemed part of the purchase price of any such Permitted Acquisition) and any refinancing or replacement thereof on terms and conditions (including, without limitation, interest rate and providing that, in any event, the principal amount thereof shall not exceed that outstanding on the date of refinance or replacement) at least as favorable as those being refinanced or replaced.

(d)	Intercompany Indebtedness permitted under Section 4.22.

(e)	Indebtedness arising from a guaranty by a Loan Party of the Indebtedness of a Borrower with respect to a Borrower’s ordinary course trade payables.

(f)	Indebtedness on account of the Canton Lease.

(g)	The BALC Indebtedness.

“Permitted Investments”: Any or all of the following:

(a) marketable direct full faith and credit obligations of, or marketable obligations guaranteed by, the United States of America; provided that such securities, as a group, may not, on the date of determination, have a remaining weighted average maturity of more than five years;

(b) marketable direct full faith and credit obligations of States of the United States or of political subdivisions or agencies; provided that such securities, as a group, may not, on the date of determination, have a remaining weighted average maturity of more than five years; and provided further that such obligations carry a rating of “A” or better by a Rating Service;

(c) certificates of deposit and bankers acceptances maturing within one year after the acquisition thereof issued by: (i) Bank of America; or (ii) any commercial bank organized under the laws of the United States of America or of any political subdivision thereof the long term obligations of which are rated “A” or better by a Rating Service;

(d) Eurodollar certificates of deposit maturing within one year after the acquisition thereof issued by any commercial bank having combined capital, surplus and undivided profits of at least $1 billion;

(e) tax-exempt bonds or notes which have a remaining maturity at the time of purchase of no more than five years issued by any State of the United States or the District of Columbia, or any political subdivision thereof; provided that such obligations carry a rating of “A” or better by a Rating Service;

(f) the Term Note made payable by LP Innovations Acquisition Corp. to LP Innovations, Inc. dated as of April 25, 2006 in the original principal amount of $2,200,000.00, which note is currently held by Canton PL liquidating Corp.;

(g) commercial paper issued by any Person organized under the laws of any state of the United States of America and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than 180 days from the date of acquisition thereof;

(h) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria described in clause (c) above or with any primary dealer and having a market value at the time that such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into;

(i) Investments, classified in accordance with GAAP as current assets of the Loan Parties, in any money market fund, mutual fund, or other investment companies that are registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and which invest substantially in one or more of the types of securities described in clauses (a), (b), (c) or (g) above; and

(j) Investments in money market mutual funds consistent with SEC rule 2a-7 that are rated AAA by Moody’s or S&P and have minimum assets of at least $5 billion;

provided, however, that notwithstanding the foregoing, after the occurrence and during the continuance of a Cash Dominion Event, no such investments specified in clauses (a) through (e) and (g) through (i) shall be permitted unless (A) either (1) no loans or advances under the Revolving Credit Facility are then outstanding, or (2) the investment is a temporary investment pending expiration of an Interest Period for a Libor Loan, the proceeds of which investment will be applied to the Liabilities after the expiration of such Interest Period, and (B) such investments are pledged to the Collateral Agent as additional collateral for the Liabilities pursuant to such agreements as may be reasonably required by the Collateral Agent.

“Permitted Minority Investment”: The Investment by a Loan Party in a joint venture or an Acquisition by a Loan Party of less than 100% of the equity interests of a Person, in each case whose assets are ancillary, incidental or necessary to the retail sale of apparel and related activities.

“Permitted Protective OverAdvance”: Is defined in Section 2.2(c).

“Permitted Repurchase”: The repurchase, repayment, redemption, or acquisition by the Borrowers of Casual Male’s capital stock, provided that the Borrowers are in compliance with the Payment Conditions.

“Person”: Any natural person, and any corporation, limited liability company, trust, partnership, joint venture, or other enterprise or entity.

“Post Foreclosure Asset”: All or any part of the Collateral, ownership of which is acquired by the Collateral Agent or a Nominee on account of the “bidding in” at a disposition as part of a Liquidation or by reason of a “deed in lieu” type of transaction.

“Proceeds”: Includes, without limitation, “Proceeds” as defined in the UCC and each type of property described in Section 8.1 hereof.

“Pro-Rata”: A proportional distribution based upon a Revolving Credit Lender’s percentage claim to the overall aggregate amount being distributed.

“Protective OverAdvances”: Revolving Credit Loans which are OverLoans, but as to which each of the following conditions is satisfied: (a) the Revolving Credit Commitments are not exceeded; (b) when aggregated with all other Protective OverAdvances, such Revolving Credit Loans do not aggregate more than 5% of the aggregate of the Borrowing Base; and (c) such Revolving Credit Loans are made or undertaken in the Agents’ discretion to protect and preserve the interests of the Revolving Credit Lenders.

“RBT”: Collectively, Casual Male RBT, LLC and Casual Male RBT (U.K.), LLC.

“Receipts”: All cash, cash equivalents, money, checks, credit card slips, receipts and other Proceeds from any sale of the Collateral.

“Register”: Is defined in Section 16.2(c).

“Requirements of Law”: As to any Person: (a) Applicable Law; (b) that Person’s organizational documents; and (c) that Person’s by-laws and/or other instruments which deal with corporate or similar governance, as applicable.

“Reserve Percentage”: The decimal equivalent of that rate applicable to any Revolving Credit Lender under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement of such Revolving Credit Lender with respect to “Eurocurrency liabilities” as defined in such regulations. The Reserve Percentage applicable to a particular Libor Loan shall be based upon that in effect during the subject Interest Period, with changes in the Reserve Percentage which take effect during such Interest Period to take effect (and to consequently change any interest rate determined with reference to the Reserve Percentage) if and when such change is applicable to such loans.

“Reserves”: Availability Reserves and Inventory Reserves.

“Revolving Credit Commitment Increase”: Defined in Section 2.24(a).

“Revolving Credit Commitments”: The aggregate of each Revolving Credit Lender’s Revolving Credit Dollar Commitment, as such amount may be increased or reduced from time to time in accordance with the terms of this Agreement. The aggregate Revolving Credit Dollar Commitments as of the Closing Date is $75,000,000.00.

“Revolving Credit Dollar Commitment”: As to each Revolving Credit Lender, the amount set forth on EXHIBIT 2.23, annexed hereto (as such amounts may change in accordance with the provisions of this Agreement).

“Revolving Credit Facility”: Is defined in Section 2.1.

“Revolving Credit Fees”: The Unused Line Fee, Upfront Fees, fees for L/C’s which are specifically for the account of the Revolving Credit Lenders and all other fees (such as a fee (if any) on account of the execution of an amendment of a Loan Document) payable by any Borrower in respect of the Revolving Credit Loans other than any amount payable to an Agent as reimbursement for any cost or expense incurred by that Agent on account of the discharge of that Agent’s duties under the Loan Documents.

“Revolving Credit Lenders”: Each Revolving Credit Lender to which reference is made in the Preamble and any other Person who becomes a “Revolving Credit Lender” in accordance with the provisions of this Agreement.

“Revolving Credit Loans”: Loans made by the Revolving Credit Lenders under the Revolving Credit Facility.

“Revolving Credit Note”: Is defined in Section 2.10.

“Revolving Credit Percentage Commitment”: As to each Revolving Credit Lender, the amount set forth on EXHIBIT 2.23, annexed hereto (as such amounts may change in accordance with the provisions of this Agreement).

“SEC”: The Securities and Exchange Commission.

“Secured Parties”: Collectively, and each individually, the Revolving Credit Lenders, each Agent, the Issuer and each of their respective Affiliates.

“S&P”: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Solvent” and “Solvency”: With respect to any Person on a particular date, on such date: (a) the fair salable value of the assets of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person; and (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; and (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature; and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital.

“Stated Amount”: The maximum amount for which an L/C may be honored.

“Store”: Each location at which a Loan Party regularly offers Inventory for sale to the public.

“Subsidiary”: With respect to any Person, any corporation, partnership or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

“Supporting Obligation”: Has the meaning given that term in UCC and also refers to a Letter-of-Credit Right or secondary obligation which supports the payment or performance of an Account, Chattel Paper, a Document, a General Intangible, an Instrument, or Investment Property.

“SwingLine”: The facility pursuant to which the SwingLine Lender may advance Revolving Credit Loans aggregating up to the SwingLine Loan Ceiling.

“SwingLine Lender”: Bank of America, N.A.

“SwingLine Loan Ceiling”: $15,000,000.

“SwingLine Loans”: Defined in Section 2.8.

“SwingLine Note”: Defined in Section 2.8(c).

“Termination Date”: The earliest of (a) the Maturity Date; or (b) the Administrative Agent’s notice to the Borrowers’ Representative setting the Termination Date on account of the occurrence of any Event of Default; or (c) a date, irrevocable written notice of which is provided by the Borrowers’ Representative to the Administrative Agent, which is at least ninety (90) days after the date of such written notice.

“Trading with the Enemy Act”: Defined in Section 4.34.

“Transfer”: Wire transfer pursuant to the wire transfer system maintained by the Board of Governors of the Federal Reserve Board, or as otherwise may be agreed to from time to time by the Administrative Agent making such Transfer and the subject Revolving Credit Lender. Wire instructions may be changed in the same manner that Notice Addresses may be changed (Section 17.1), except that no change of the wire instructions for Transfers to any Revolving Credit Lender shall be effective without the consent of the Administrative Agent.

“Type”: As to any Revolving Credit Loan, its nature as a Base Margin Loan or a LIBOR Rate Loan.

“UCC”: The Uniform Commercial Code as in effect from time to time in Massachusetts.

“Unanimous Consent”: Written Consent of Revolving Credit Lenders (other than Deteriorating Revolving Credit Lenders) holding 100% of the Revolving Credit Commitments (other than any Revolving Credit Dollar Commitment held by a Deteriorating Revolving Credit Lender).

“Unused Line Fee”: Defined in Section 2.16.

“Upfront Fees”: Defined in Section 2.14.

ARTICLE 2 - COMMITMENTS AND CREDIT EXTENSIONS:

2.1. ESTABLISHMENT OF REVOLVING CREDIT FACILITY.

(a) The Revolving Credit Lenders hereby establish the revolving line of credit (the “Revolving Credit Facility”) in the Borrowers’ favor pursuant to which each Revolving Credit Lender, subject to, and in accordance with, this Agreement, acting through the Administrative Agent, shall make loans and advances and otherwise provide financial accommodations to and for the account of the Borrowers as provided herein.

(b) Loans, advances, and financial accommodations under the Revolving Credit Facility shall be subject to Availability. The Borrowing Base and Availability shall be determined by the Administrative Agent by reference to Borrowing Base Certificates furnished as provided in Section 5.4, below, and shall be subject to the following:

(i) Such determination shall take into account such Reserves as the Administrative Agent may determine as being applicable thereto.

(ii) The Cost of Eligible Inventory will be calculated in a manner consistent with current tracking practices, based on stock ledger inventory at Cost.

(c) The commitment of each Revolving Credit Lender to provide such loans, advances, and financial accommodations is subject to Section 2.23.

(d) The proceeds of borrowings under the Revolving Credit Facility shall be used solely as follows:

(i)	For the Borrowers’ working capital needs and general corporate purposes.

(ii)	For advances by the Borrowers to Guarantors to finance the purchases by Guarantors of Inventory pursuant to the Inventory Purchase Agreement and to permit such Guarantors to pay ordinary course operating expenses (including, without limitation, rent, utilities and taxes).

(iii)	For Capital Expenditures to the extent permitted by this Agreement.

(iv)	For Permitted Repurchases and Permitted Acquisitions in accordance with the terms and conditions of this Agreement.

2.2. ADVANCES IN EXCESS OF BORROWING BASE (OVERLOANS).

(a) Except as otherwise provided in Section 2.2(c), no Revolving Credit Lender has any obligation to make any loan or advance, or otherwise to provide any credit to or for the benefit of the Borrowers where the result of such loan, advance, or credit is an OverLoan.

(b) The Revolving Credit Lenders’ obligations, among themselves, are subject to Section 12.3(a) (which relates to each Revolving Credit Lender’s making amounts available to the Administrative Agent).

(c) The Revolving Credit Lenders agree that any loan or advance under the Revolving Credit Facility which results in a Protective OverAdvance may be made by the Administrative Agent in its discretion without the Consent of the Revolving Credit Lenders and that each Revolving Credit Lender shall be bound thereby; provided, however, the Consent or direction of the Majority Revolving Credit Lenders is required to permit a Protective OverAdvance to be outstanding for more than 45 consecutive Business Days or more than twice in any twelve month period. (Any Protective OverAdvance which is permitted by this Section 2.2(c) is referred to as a “Permitted Protective OverAdvance”).

(d) The Revolving Credit Lenders’ providing of an OverLoan on any one occasion does not affect the obligations of each Borrower hereunder (including each Borrower’s obligation to immediately repay any amount which otherwise constitutes an OverLoan) nor obligate the Revolving Credit Lenders to do so on any other occasion.

2.3. INITIAL RESERVES. CHANGES TO RESERVES.

(a) At the execution of this Agreement, the only Reserves are as reflected on the Borrowing Base Certificate, a specimen of which is annexed hereto as EXHIBIT 5.4.

(b) The Administrative Agent shall provide not less than seven (7) days prior notice to the Borrowers’ Representative of the establishment of any Reserve (other than those established at the execution of this Agreement), except that the following may be undertaken without such prior notice:

(i) a change to the amount of a then existing Reserve (as distinguished from a change by which such Reserve is measured or determined), which change reflects the Administrative Agent’s reasonable determination of changed circumstances (e.g. the amount of the Reserve for Customer Credit Liabilities will change based on the aggregate of Customer Credit Liabilities at any one time);

(ii) the creation of, or a change to an existing, Reserve on account of circumstances which the Administrative Agent determines as having a material adverse change on the maintenance of loan to collateral values; and

(iii) the creation of, or a change to an existing, Reserve after the occurrence and during the continuance of a Default or an Event of Default.

2.4. RISKS OF VALUE OF COLLATERAL. The Administrative Agent’s reference to a given asset in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit Facility and/or the monitoring of compliance with the provisions hereof shall not be deemed a determination by the Administrative Agent or any Revolving Credit Lender relative to the actual value of the asset in question. All risks concerning the value of the Collateral are and remain upon the Borrowers. All Collateral secures the prompt, punctual, and faithful performance of the Liabilities whether or not relied upon by the Administrative Agent in connection with the making of loans, credits, and advances and the providing of financial accommodations under the Revolving Credit Facility.

2.5. COMMITMENT TO MAKE REVOLVING CREDIT LOANS AND SUPPORT LETTERS OF CREDIT. Subject to the provisions of this Agreement, the Revolving Credit Lenders shall make a loan or advance under the Revolving Credit Facility and the Administrative Agent shall cause L/C’s to be issued for the account of the Borrowers’ Representative, in each instance if duly and timely requested by the Borrowers’ Representative as provided herein, provided that:

(a) Except as otherwise provided in Section 2.2(c), no OverLoan is then outstanding and none will result therefrom.

(b) No Default has occurred and is continuing or will occur as a result of the borrowing of such loan or advance or the issuance of such L/C.

2.6. LOAN REQUESTS.

(a) Requests for loans and advances under this Agreement or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan may be requested by the Borrowers’ Representative in such manner as may from time to time be reasonably acceptable to the Administrative Agent.

(b) Subject to the provisions of this Agreement, the Borrowers’ Representative may request a Revolving Credit Loan and elect an interest rate and Interest Period to be applicable to that Revolving Credit Loan by giving notice to the Administrative Agent by no later than the following:

(i) If such Revolving Credit Loan is to be or is to be converted to a Base Margin Loan: By 1:00 PM on the Business Day prior to the Business Day on which the subject Revolving Credit Loan is to be made or is to be so converted. Base Margin Loans requested by the Borrowers’ Representative, other than those resulting from the conversion of a Libor Loan, shall not be less than $100,000.00.

(ii) If such Revolving Credit Loan is to be, or is to be continued as, or converted to, a Libor Loan: By 1:00 PM three (3) Libor Business Days before the commencement of any new Interest Period or the end of the then applicable Interest Period. Libor Loans and conversions to Libor Loans shall each be not less than $1,000,000.00 and in increments of $100,000.00 in excess of such minimum.

(iii) Any Libor Loan which matures while a Default has occurred and is continuing shall be converted, at the option of the Administrative Agent, to a Base Margin Loan notwithstanding any notice from the Borrowers’ Representative that such Revolving Credit Loan is to be continued as a Libor Loan.

(c) Any request for a Revolving Credit Loan or for the continuance or conversion of an interest rate applicable to a Revolving Credit Loan which is made after the applicable deadline therefore, as set forth above, shall be deemed to have been made at the opening of business on the then next Business Day or Libor Business Day, as applicable. Each request for a Revolving Credit Loan or for the conversion of a Revolving Credit Loan shall be made in such manner as may from time to time be acceptable to the Administrative Agent.

(d) The Borrowers’ Representative may request that the Administrative Agent cause the issuance by the Issuer of L/C’s for the account of a Borrower as provided in Section 2.18.

(e) The Administrative Agent may rely on any request for a loan or advance, or other financial accommodation under the Agreement which the Administrative Agent, in good faith, believes to have been made by a Person duly authorized to act on behalf of the Borrowers’ Representative and may decline to make any such requested loan or advance, or issuance, or to provide any such financial accommodation pending the Administrative Agent’s being furnished with such documentation concerning that Person’s authority to act as reasonably may be satisfactory to the Administrative Agent.

(f) A request by the Borrowers’ Representative for a loan or advance, or other financial accommodation under this Agreement shall be irrevocable and shall constitute certification by each Borrower that as of the date of such request, each of the following is true and correct:

(i) There has been no material adverse change in the Loan Parties’ financial condition (taken as a whole) from the most recent financial information furnished Administrative Agent or any Revolving Credit Lender pursuant to this Agreement.

(ii) Each representation, not relating to a specific date, which is made herein or in any of the Loan Documents is then true and correct in all material respects as of and as if made on the date of such request, except (A) to the extent of changes resulting from transactions contemplated or permitted by this Agreement or the other Loan Documents and changes occurring in the ordinary course of business which singly or in the aggregate are not materially adverse, (B) to the extent that such representations and warranties expressly relate to a then earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and (C) in the case of any such representations and warranties that are qualified by materiality, such representations and warranties shall be true and correct in all respects.

(iii) Unless accompanied by the Certificate of the Borrowers’ Representative’s Chief Executive Officer, President, or Chief Financial Officer describing (in reasonable detail) the facts and circumstances thereof and the steps (if any) being taken to remedy such condition, no Default has occurred and is continuing.

(g) If, at any time or from time to time, a Default shall occur:

(i) The Administrative Agent may suspend the Borrowers right to request Revolving Credit Loans, SwingLine Loans, or L/Cs immediately, in which event, neither the Administrative Agent nor any Revolving Credit Lender shall be obligated during such suspension, to make any loan or advance, or to provide any financial accommodation hereunder or to seek the issuance of any L/C.

(ii) The Administrative Agent may suspend the right of the Borrowers’ Representative to request any Libor Loan or to convert any Base Margin Loan to a Libor Loan.

2.7. MAKING OF REVOLVING CREDIT LOANS.

(a) A loan or advance under this Agreement shall be made by the transfer of the proceeds of such loan or advance to the Operating Account or as otherwise instructed by the Borrowers’ Representative.

(b) A loan or advance shall be deemed to have been made under this Agreement (and the Borrowers shall be indebted to the Administrative Agent and the Revolving Credit Lenders for the amount thereof immediately) at the following:

(i) The Administrative Agent’s initiation of the transfer of the proceeds of such loan or advance in accordance with the Borrowers’ Representative’s instructions (if such loan or advance is of funds requested by the Borrowers’ Representative).

(ii) The charging of the amount of such loan to the Loan Account (in all other circumstances).

(c) There shall not be any recourse to or liability of any Agent or any Revolving Credit Lender on account of:

(i) Any delay, beyond the reasonable control of the Agents and the Revolving Credit Lenders, in the making of any loan or advance requested under this Agreement.

(ii) Any delay, beyond the reasonable control of the Agents and the Revolving Credit Lenders, by any bank or other depository institution in treating the proceeds of any such loan or advance as collected funds.

(iii) Any delay in the receipt, and/or any loss, of funds which constitute a loan or advance under this Agreement, the wire transfer of which was properly initiated by the Administrative Agent in accordance with wire instructions provided to the Administrative Agent by the Borrowers’ Representative.

2.8. SWINGLINE LOANS.

(a) For ease of administration, Base Margin Loans may be made by the SwingLine Lender in its sole discretion (in the aggregate, the “SwingLine Loans”) in accordance with the procedures set forth in this Agreement for the making of loans and advances under the Revolving Credit Facility. The unpaid principal balance of the SwingLine Loans shall not at any one time be in excess of the SwingLine Loan Ceiling.

(b) The aggregate unpaid principal balance of SwingLine Loans shall bear interest at the rate applicable to Base Margin Loans and shall be repayable as a Revolving Credit Loan.

(c) The SwingLine Lender may request that the Borrowers’ obligation to repay SwingLine Loans shall be evidenced by a promissory note (the “SwingLine Note”) in the form of EXHIBIT 2.8, annexed hereto, executed by the Borrowers, and payable to the SwingLine Lender. Neither the original nor a copy of that SwingLine Note shall be required, however, to establish or prove any Liability. The Borrowers shall execute a replacement of any SwingLine Note which has been lost, mutilated, or destroyed thereof and deliver such replacement to the SwingLine Lender.

(d) For all purposes of this Loan Agreement, the SwingLine Loans and the Borrowers’ obligations to the SwingLine Lender constitute Revolving Credit Loans and are secured as “Liabilities”.

(e) SwingLine Loans may be subject to periodic settlement with the Revolving Credit Lenders as provided in this Agreement.

2.9. THE LOAN ACCOUNT.

(a) An account (“Loan Account”) shall be opened on the books of the Administrative Agent in which a record shall be kept of all loans and advances made under the Revolving Credit Facility.

(b) The Administrative Agent shall also keep a record (either in the Loan Account or elsewhere, as the Administrative Agent may from time to time elect) of all interest, fees, service charges, costs, expenses, and other debits owed to the Administrative Agent and each Revolving Credit Lender on account of Revolving Credit Loans and L/Cs and of all credits against such amounts so owed.

(c) All credits against the Liabilities shall be conditional upon final payment to the Administrative Agent for the account of each Revolving Credit Lender of the items giving rise to such credits. The amount of any item credited against the Liabilities which is charged back against the Administrative Agent or any Revolving Credit Lender for any reason or is not so paid shall be a Liability and, if arising under the Revolving Credit Facility, shall be added to the Loan Account, whether or not the item so charged back or not so paid is returned.

(d) Except as otherwise provided herein, all fees, service charges, costs, and expenses for which any Borrower is obligated hereunder are payable on demand. In the determination of Availability, the Administrative Agent may deem fees, service charges, accrued interest, and other payments which will be due and payable between the date of such determination and the first day of the then next succeeding month as having been advanced under the Revolving Credit Facility whether or not such amounts are then due and payable.

(e) The Administrative Agent, without the request of the Borrowers’ Representative, may advance under the Revolving Credit Facility any interest, fee, service charge, or other payment to which any Agent or any Revolving Credit Lender is entitled from any Borrower pursuant hereto and may charge the same to the Loan Account notwithstanding that an OverLoan may result thereby. Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent’s rights and each Borrower’s obligations under Section 2.11(b). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2.9(e) shall bear interest at the interest rate then and thereafter applicable to Base Margin Loans.

(f) In the absence of manifest error, a statement rendered by the Administrative Agent or any Revolving Credit Lender to the Borrowers’ Representative concerning the Liabilities shall be considered correct and accepted by each Borrower and shall be conclusively binding upon each Borrower unless the Borrowers’ Representative provides the Administrative Agent with written objection thereto within thirty (30) days from the mailing of such statement, which written objection shall indicate, with particularity, the reason for such objection. In the absence of manifest error, the Loan Account and the Administrative Agent’s books and records concerning the loan arrangement contemplated herein and the Liabilities shall be prima facie evidence and proof of the items described therein.

2.10. THE REVOLVING CREDIT NOTES. The Borrowers’ obligation to repay Revolving Credit Loans with interest as provided herein, shall be evidenced by notes (each, a “Revolving Credit Note”) in the form of EXHIBIT 2.10, annexed hereto, executed by each Borrower, one payable to each Revolving Credit Lender. Neither the original nor a copy of any Revolving Credit Note shall be required, however, to establish or prove any Liability. Upon the Borrowers’ Representative’s being provided with an affidavit from the Administrative Agent to the effect that any Revolving Credit Note has been lost, mutilated, or destroyed, the Borrowers shall execute a replacement thereof and deliver such replacement to the Administrative Agent.

2.11. PAYMENT OF THE LOAN ACCOUNT.

(a) The Borrowers may repay all or any portion of the principal balance of the Loan Account from time to time until the Termination Date. Unless the Borrowers’ Representative otherwise advises the Administrative Agent, such payments shall be applied first to Base Margin Loans and only then to Libor Loans. All payments by the Borrowers hereunder shall be made to the Administrative Agent, for the account of the respective Revolving Credit Lenders to which such payment is owed, at the Administrative Agent’s office in Dollars and in immediately available funds.

(b) The Borrowers, without notice or demand from the Administrative Agent or any Revolving Credit Lender, shall pay the Administrative Agent that amount, from time to time, which is necessary so that there is no OverLoan outstanding.

(c) The Borrowers shall repay the then entire unpaid balance of the Loan Account and all other Liabilities on the Termination Date.

(d) The Administrative Agent shall endeavor to cause the application of payments (if any), pursuant to Sections 2.11(a) and 2.11(b) against Libor Loans then outstanding in such manner as results in the least cost to the Borrowers, but shall not have any affirmative obligation to do so nor liability on account of the Administrative Agent’s failure to have done so. In no event shall action or inaction taken by the Administrative Agent excuse any Borrower from any indemnification obligation under Section 2.11(e).

(e) The Borrowers shall indemnify the Administrative Agent and each Revolving Credit Lender and hold the Administrative Agent and each Revolving Credit Lender harmless from and against any loss, cost or expense (including loss of anticipated profits and amounts payable by the Administrative Agent or such Revolving Credit Lender on account of “breakage fees” (so-called)) which the Administrative Agent or such Revolving Credit Lender may sustain or incur (including, without limitation, by virtue of acceleration after the occurrence of any Event of Default) as a consequence of the following:

(i) Default by any Borrower in payment of the principal amount of or any interest on any Libor Loan as and when due and payable, including any such loss or expense arising from interest or fees payable by such Revolving Credit Lender in order to maintain its Libor Loans.

(ii) Default by any Borrower in making a borrowing or conversion after the Borrowers’ Representative has given (or is deemed to have given) a request for a Revolving Credit Loan or a request to convert a Revolving Credit Loan from one applicable interest rate to another.

(iii) The making of any payment on a Libor Loan or the making of any conversion of any such Libor Loan to a Base Margin Loan on a day that is not the last day of the applicable Interest Period with respect thereto.

2.12. INTEREST ON REVOLVING CREDIT LOANS.

(a) Each Revolving Credit Loan shall bear interest at the Base Margin Rate unless timely notice is given (as provided in Section 2.6) that the subject Revolving Credit Loan (or a portion thereof) is, or is to be converted to, a Libor Loan.

(b) Each Revolving Credit Loan which consists of a Libor Loan shall bear interest at the applicable Libor Rate.

(c) Subject to, and in accordance with, the provisions of this Agreement, the Borrowers’ Representative may cause all or a part of the unpaid principal balance of the Loan Account to bear interest at the Base Margin Rate or the Libor Rate as specified from time to time by notice to the Administrative Agent. For ease of reference and administration, each part of the Loan Account which bears interest at the same interest and for the same Interest Period is referred to herein as if it were a separate “Revolving Credit Loan”.

(d) The Borrowers’ Representative shall not select, renew, or convert any interest rate for a Revolving Credit Loan such that, in addition to interest at the Base Margin Rate, there are more than seven (7) Libor Rates applicable to the Revolving Credit Loans at any one time.

(e) The Borrowers shall pay accrued and unpaid interest on each Revolving Credit Loan in arrears as follows:

(i) On the applicable Interest Payment Date for that Revolving Credit Loan.

(ii) On the Termination Date and on the End Date.

(iii) Following the occurrence of any Event of Default, with such frequency as may be determined by the Administrative Agent.

(f) Following the occurrence of any Event of Default (and whether or not the Administrative Agent exercises the Administrative Agent’s rights on account thereof), all Revolving Credit Loans shall bear interest, at the option of the Administrative Agent or at the instruction of the Majority Revolving Credit Lenders, at a rate which is the aggregate of the rate applicable to Base Margin Loans plus three percent (3%) per annum.

2.13. ARRANGEMENT FEE.

In consideration of the Agent and Bank of America Securities LLC (“BAS”) having arranged the Revolving Credit Facility for the Borrowers, there has been earned by BAS and the Borrowers shall pay the “Arrangement Fee” to BAS in the amount and payable as provided in the Fee Letter.

2.14. UPFRONT FEES. In consideration of the commitment to make loans and advances to the Borrowers under this Agreement, and to maintain sufficient funds available for such purpose, there has been earned by the Revolving Credit Lenders, and the Borrowers shall pay, the “Upfront Fees” (so referred to herein) to the Administrative Agent on behalf of the Revolving Credit Lenders in the amount and as payable as provided in the Fee Letter.

2.15. ADMINISTRATIVE AGENT’S FEE. In addition to any other fee or expense to be paid by the Borrowers on account of the Revolving Credit Facility, the Borrowers shall pay the Administrative Agent the “Agent’s Fee” at the times and in the amounts as set forth in the Fee Letter.

2.16. UNUSED LINE FEE. In addition to any other fee to be paid by the Borrowers on account of the Revolving Credit Facility, the Borrowers shall pay the Administrative Agent (i) the “Unused Line Fee” (so referred to herein) of 0.375% per annum of the average difference, during the quarter just ended (or relevant period with respect to the payment being made on the Termination Date) between the Revolving Credit Commitments and the aggregate of the unpaid principal balance of the Revolving Credit Loans and the undrawn Stated Amount of L/C’s outstanding during the relevant period. The Unused Line Fee shall be paid in arrears, on the first day of each quarter after the execution of this Agreement and on the Termination Date.

2.17. AGENTS’ AND REVOLVING CREDIT LENDERS’ DISCRETION.

(a) Each reference in the Loan Documents to the exercise of discretion, reasonable discretion, or the like by any Agent or any Revolving Credit Lender shall be to such Person’s reasonable exercise of its judgment, in good faith (which shall be rebuttably presumed), based upon such Person’s consideration of any such factors as that Agent or that Revolving Credit Lender, taking into account information of which that Person then has actual knowledge, reasonably believes:

(i) Will or reasonably could be expected to affect, in more than a de minimis manner, the value of the Collateral, the enforceability of the Collateral Agent’s Collateral Interests therein, or the amount which the Collateral Agent would likely realize therefrom (taking into account delays which may possibly be encountered in the Collateral Agent’s realizing upon the Collateral and likely Costs of Collection).

(ii) Indicates that any report or financial information delivered to any Agent or any Revolving Credit Lender by or on behalf of any Loan Party is incomplete, inaccurate, or misleading in any material manner or was not prepared in accordance with the requirements of this Agreement.

(iii) That a Default has occurred and is continuing.

(b) In the exercise of such judgment, each Agent or each Revolving Credit Lender reasonably also may take into account any of the following factors:

(i) Those included in, or tested by, the definitions of “Eligible Accounts” and “Eligible Inventory”.

(ii) The current financial and business climate of the industry in which each Loan Party competes (having regard for that Loan Party’s position in that industry).

(iii) General macroeconomic conditions which have a material effect on the Loan Parties’ cost structure.

(iv) Material changes in or to the mix of the Borrowers’ Inventory.

(v) Seasonality with respect to the Borrowers’ Inventory and patterns of retail sales.

(vi) Such other factors as each Agent and each Revolving Credit Lender reasonably determine as having a material bearing on credit risks associated with the providing of loans and financial accommodations to the Borrowers.

(c) The burden of establishing the failure of any Agent or any Revolving Credit Lender to have acted in a reasonable manner in such Person’s exercise of such discretion shall be the Loan Parties’ and may be made only by clear and convincing evidence.

2.18. PROCEDURES FOR ISSUANCE OF L/C’S.

(a) The Borrowers’ Representative may request that the Administrative Agent cause the issuance by the Issuer of L/C’s for the account of a Borrower. Each such request shall be in such manner as may from time to time be reasonably acceptable to the Administrative Agent.

(b) The Administrative Agent will endeavor to cause the issuance of any L/C so requested by the Borrowers’ Representative, provided that, at the time that the request is made, the Revolving Credit Facility has not been suspended as provided in Section 2.6(g) and if so issued:

(i) The aggregate Stated Amount of all L/C’s then outstanding, does not exceed $20,000,000.

(ii) The expiry of the L/C is not later than the earlier of thirty (30) days prior to the Maturity Date or the following:

(A) Standby’s: One (1) year from initial issuance or such later date as may be agreed to by the Issuer.

(B) Documentaries: one hundred (100) days from issuance or such later date as may be agreed to by the Issuer.

(iii) If the expiry of an L/C is later than the Maturity Date, it is 103% cash collateralized at its issuance.

(iv) An OverLoan will not result from the issuance of the subject L/C.

(c) Each Borrower shall execute such documentation to apply for and support the issuance of an L/C as may be required by the Issuer.

(d) The Issuer shall not be under any obligation to issue any L/C if any Revolving Credit Lender is at such time a Deteriorating Revolving Credit Lender hereunder, unless the Issuer has entered into satisfactory arrangements with the Borrowers or such Deteriorating Revolving Credit Lender to eliminate the Issuer’s risk of full reimbursement with respect to such L/C (it being agreed that this requirement shall have been satisfied if the Borrowers or such Deteriorating Revolving Credit Lender has pledged and deposited with or delivered to the Administrative Agent, for the benefit of the Issuer and the Revolving Credit Lenders, cash collateral in an amount equal to 100% of such Deteriorating Revolving Credit Lender’s Revolving Credit Percentage Commitment of the aggregate Stated Amount of L/Cs outstanding from time to time, such cash collateral to be held by the Administrative Agent in accordance with the terms of Section 12.3(c)(ii)).

(e) There shall not be any recourse to, nor liability of, any Agent or any Revolving Credit Lender on account of:

(i) Any delay or refusal by an Issuer to issue an L/C;

(ii) Any action or inaction of an Issuer on account of or in respect to, any L/C except where there is a specific finding in a judicial proceeding (in which the Administrative Agent has had an opportunity to be heard), from which finding no further appeal is available, that the subject action or omission to act had been in actual bad faith or grossly negligent or constituted willful misconduct.

(f) The Borrowers shall reimburse the Issuer for the amount of any honoring of a drawing under an L/C on the same day on which such honoring takes place. The Administrative Agent, without the request of any Borrower, may make Revolving Credit Loans (and charge the Loan Account) for the amount of any honoring of any L/C and other amount for which any Borrower, the Issuer, or the Revolving Credit Lenders become obligated on account of, or in respect to, any L/C. Such advance shall be made whether or not any Default has occurred and is continuing or such advance would result in an OverLoan. Such action shall not constitute a waiver of the Borrowers’ obligations under Section 2.11(b) hereof.

2.19. FEES FOR L/C’S.

(a) The Borrowers shall pay to the Administrative Agent the following per annum fees on account of L/C’s, the issuance of which had been procured by the Administrative Agent, quarterly in arrears, and on the Termination Date and on the End Date based on the weighted average Stated Amount of L/C’s outstanding during the period in respect of which such fee is being paid; provided that, following the occurrence and during the continuance of any Event of Default (and whether or not the Administrative Agent exercises the Administrative Agent’s rights on account thereof), such fees, at the option of the Administrative Agent or the direction of the Majority Revolving Credit Lenders, shall be the respective aggregate of those set forth below plus three percent (3%) per annum.

(i) Documentaries: The Libor Margin then in effect minus 50 basis points.

(ii) Standbys: The Libor Margin then in effect.

(b) In addition to the fee to be paid as provided in Section 2.19(a) above, the Borrowers shall pay to the Administrative Agent (or to the Issuer, if so requested by Administrative Agent), on demand, all customary issuance, processing, negotiation, amendment, and administrative fees and other amounts charged by the Issuer on account of, or in respect to, any L/C.

(c) If any change in Applicable Law shall either:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirements against letters of credit heretofore or hereafter issued by any Issuer or with respect to which any Revolving Credit Lender or any Issuer has an obligation to lend to fund drawings under any L/C; or

(ii) impose on any Issuer any other condition or requirements relating to any such letters of credit;

and the result of any event referred to in Section 2.19(c)(i) or 2.19(c)(ii), above, shall be to increase the cost to any Revolving Credit Lender or to any Issuer of issuing or maintaining any L/C (which increase in cost shall be the result of such Issuer’s reasonable allocation among that Revolving Credit Lender’s or Issuer’s letter of credit customers of the aggregate of such cost increases resulting from such events), then, upon demand by the Administrative Agent and delivery by the Administrative Agent to the Borrowers’ Representative of a certificate of an officer of the subject Revolving Credit Lender or the subject Issuer describing such change in law, executive order, regulation, directive, or interpretation thereof, its effect on such Revolving Credit Lender or such Issuer, and the basis for determining such increased costs and their allocation, the Borrowers shall immediately pay to the Administrative Agent, from time to time as specified by the Administrative Agent, such amounts as shall be sufficient to compensate the subject Revolving Credit Lender or the subject Issuer for such increased cost. In the absence of manifest error, any Revolving Credit Lender’s or any Issuer’s determination of costs incurred under Sections 2.19(c)(i) or 2.19(c)(ii), above, and the allocation, if any, of such costs among the Borrowers and other letter of credit customers of such Revolving Credit Lender or such Issuer, if done in good faith and made on an equitable basis and in accordance with such officer’s certificate, shall be conclusive and binding on the Borrowers.

2.20. CONCERNING L/CS.

(a) None of the Issuer, the Issuer’s correspondents, any Revolving Credit Lender, any Agent, or any advising, negotiating, or paying bank with respect to any L/C shall be responsible in any way for:

(i) The performance by any beneficiary under any L/C of that beneficiary’s obligations to any Borrower.

(ii) The form, sufficiency, correctness, genuineness, authority of any person signing; falsification; or the legal effect of; any documents called for under any L/C if (with respect to the foregoing) such documents on their face appear to be in order.

(b) The Issuer may honor, as complying with the terms of any L/C and of any drawing thereunder, any drafts or other documents otherwise in order, but signed or issued by an administrator, executor, conservator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, or other legal representative of the party authorized under such L/C to draw or issue such drafts or other documents.

(c) Unless otherwise agreed to, in the particular instance, each Borrower hereby authorizes any Issuer to:

(i) Select an advising bank, if any.

(ii) Select a paying bank, if any.

(iii) Select a negotiating bank, if any.

(d) All directions, correspondence, and funds transfers relating to any L/C are at the risk of the Borrowers. The Issuer shall have discharged the Issuer’s obligations under any L/C which, or the drawing under which, includes payment instructions, by the initiation of the method of payment called for in, and in accordance with, such instructions (or by any other commercially reasonable and comparable method). None of the Agent, the Revolving Credit Lenders, or the Issuer shall have any responsibility for any inaccuracy, interruption, error, or delay in transmission or delivery by post, telegraph or cable, or for any inaccuracy of translation.

(e) Each Agent’s, each Revolving Credit Lender’s and the Issuer’s rights, powers, privileges and immunities specified in or arising under this Agreement are in addition to any heretofore or at any time hereafter otherwise created or arising, whether by statute or rule of law or contract.

(f) Except to the extent otherwise expressly provided hereunder or agreed to in writing by the Issuer and the Borrowers’ Representative, documentary L/C’s will be governed by the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce, Publication No. 600, and standby L/C’s will be governed by International Standby Practices ISP98 (adopted by the International Chamber of Commerce on April 6, 1998) and any respective subsequent revisions thereof.

(g) The obligations of the Borrowers under this Agreement with respect to L/C’s are absolute, unconditional, and irrevocable and shall be performed strictly in accordance with the terms hereof under all circumstances, whatsoever including, without limitation, the following:

(i) Any lack of validity or enforceability or restriction, restraint, or stay in the enforcement of this Agreement, any L/C, or any other agreement or instrument relating thereto.

(ii) Any Borrower’s consent to any amendment or waiver of, or consent to the departure from, any L/C.

(iii) The existence of any claim, set-off, defense, or other right which any Borrower may have at any time against the beneficiary of any L/C.

(iv) Any good faith honoring of a drawing under any L/C, which drawing possibly could have been dishonored based upon a strict construction of the terms of the L/C.

(h) Each Issuer shall be deemed to have agreed as follows:

(i) That any action taken or omitted by that Issuer, that Issuer’s correspondents, or any advising, negotiating or paying bank with respect to any L/C and the related drafts and documents, shall be done in good faith and in compliance with foreign or domestic laws.

(ii) That the Borrowers shall not be required to indemnify the Issuer, the Issuer’s correspondents, or any advising, negotiating or paying bank with respect to any L/C for any claims, damages, losses, liabilities, costs or expenses to the extent, caused by (x) the willful misconduct or gross negligence of the Issuer, the Issuer’s correspondents, or any advising, negotiating or paying bank with respect to any L/C in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) the Issuer’s failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit.

2.21. CHANGED CIRCUMSTANCES.

(a) The Administrative Agent may advise the Borrowers’ Representative (in reasonable detail as to the facts and circumstances thereof) that the Administrative Agent has made the good faith determination (which determination, in the absence of manifest error, shall be final and conclusive) of any of the following:

(i) Adequate and fair means do not exist for ascertaining the rate for Libor Loans.

(ii) The continuation of or conversion of any Revolving Credit Loan to a Libor Loan has been made impracticable or unlawful by the occurrence of a contingency that materially and adversely affects the applicable market or the compliance by the Administrative Agent or any Revolving Credit Lender in good faith with any Applicable Law.

(iii) The indices on which the interest rates for Libor Loans are based shall no longer represent the effective cost to the Administrative Agent or any Revolving Credit Lender for U.S. dollar deposits in the interbank market for deposits in which it regularly participates.

(b) In the event that the Administrative Agent advises the Borrowers’ Representative of an occurrence described in Section 2.21(a), then, until the Administrative Agent notifies the Borrowers’ Representative that the circumstances giving rise to such notice no longer apply:

(i) The obligation of the Agent or each Revolving Credit Lender to make loans of the type affected by such changed circumstances or to permit the Borrowers’ Representative to select the affected interest rate as otherwise applicable to any Revolving Credit Loans shall be suspended.

(ii) Any notice which the Borrowers’ Representative had given the Administrative Agent with respect to any Libor Loan, the time for action with respect to which has not occurred prior to the Administrative Agent’s having given notice pursuant to Section 2.21(a), shall be deemed at the option of the Administrative Agent to not having been given.

2.22. DESIGNATION OF BORROWERS’ REPRESENTATIVE AS BORROWERS’ AGENT.

(a) Each Borrower hereby irrevocably designates and appoints the Borrowers’ Representative as that Borrower’s agent to obtain loans and advances under the Revolving Credit Facility, the proceeds of which shall be available to each Borrower for those uses set forth in this Agreement. As the disclosed principal for its agent, each Borrower shall be obligated to the Agents and each Revolving Credit Lender on account of loans and advances so made as if made directly by the Revolving Credit Lenders to that Borrower, notwithstanding the manner by which such loans and advances are recorded on the books and records of the Borrowers’ Representative and of any Borrower. In addition, each Loan Party other than the Borrowers hereby irrevocably designates and appoints the Borrowers’ Representative as that Loan Party’s agent to represent such Loan Party in all respects under this Agreement and the other Loan Documents.

(b) Each Borrower recognizes that credit available to it under the Revolving Credit Facility is in excess of and on better terms than it otherwise could obtain on and for its own account and that one of the reasons therefor is its joining in the credit facility contemplated herein with all other Borrowers. Consequently, each Borrower hereby assumes and agrees to discharge all Liabilities of each of the other Borrowers as if the Borrower which is so assuming and agreeing was each of the other Borrowers.

(c) The Borrowers’ Representative shall act as a conduit for each Borrower (including itself, as a “Borrower”) on whose behalf the Borrowers’ Representative has requested a Revolving Credit Loan.

(d) The proceeds of each loan and advance provided under the Revolving Credit Facility which is requested by the Borrowers’ Representative shall be deposited into the Operating Account or as otherwise indicated by the Borrowers’ Representative. The Borrowers’ Representative shall cause the transfer of the proceeds thereof to the (those) Borrower(s) on whose behalf such loan and advance was obtained. Neither the Agent nor any Revolving Credit Lender shall have any obligation to see to the application of such proceeds.

2.23. REVOLVING CREDIT LENDERS’ COMMITMENTS.

(a) Subject to Section 16.1 (which provides for assignments and assumptions of commitments), each Revolving Credit Lender’s “Revolving Credit Percentage Commitment” and “Revolving Credit Dollar Commitment” (respectively so referred to herein) is set forth on EXHIBIT 2.23, annexed hereto.

(b) The obligations of each Revolving Credit Lender are several and not joint. No Revolving Credit Lender shall have any obligation to make any loan or advance under the Revolving Credit Facility in excess of either of the following:

(i) That Revolving Credit Lender’s Revolving Credit Percentage Commitment of the subject loan or advance or of Availability.

(ii) That Revolving Credit Lender’s Revolving Credit Dollar Commitment.

(c) No Revolving Credit Lender shall have any liability to the Borrowers on account of the failure of any other Revolving Credit Lender to provide any loan or advance under the Revolving Credit Facility nor any obligation to make up any shortfall which may be created by such failure.

(d) Subject to Section 16.1, the Revolving Credit Dollar Commitments, Revolving Credit Percentage Commitments, and identities of the Revolving Credit Lenders may be changed, from time to time by the reallocation or assignment of Revolving Credit Dollar Commitments and Revolving Credit Percentage Commitments among the Revolving Credit Lenders or with other Persons who determine to become a Revolving Credit Lender.

(e) Upon written notice given the Borrowers’ Representative from time to time by the Administrative Agent of any assignment or allocation referenced in Section 2.23(d):

(i) Each Borrower shall execute one or more replacement Revolving Credit Notes to reflect such changed Revolving Credit Dollar Commitments, Revolving Credit Commitment Percentages, and identities and shall deliver such replacement Revolving Credit Notes to the Administrative Agent (which promptly thereafter shall deliver to the Borrowers’ Representative the Revolving Credit Notes so replaced); provided, however, in the event that a Revolving Credit Note is to be exchanged following its acceleration or the entry of an order for relief under the Bankruptcy Code with respect to any Borrower, the Administrative Agent, in lieu of causing the Borrowers to execute one or more new Revolving Credit Notes, may issue the Administrative Agent’s Certificate confirming the resulting Revolving Credit Dollar Commitments and Revolving Credit Percentage Commitments.

(ii) Such change shall be effective from the effective date specified in such written notice and any Person added as a Revolving Credit Lender shall have all rights, privileges, and obligations of a Revolving Credit Lender hereunder thereafter as if such Person had been a signatory to this Agreement and any other Loan Document to which a Revolving Credit Lender is a signatory and any Person removed as a Revolving Credit Lender shall be relieved of any obligations or responsibilities of a Revolving Credit Lender hereunder thereafter.

2.24. INCREASE IN REVOLVING CREDIT COMMITMENTS.

(a) Provided no Default then exists or would arise therefrom, upon notice to the Administrative Agent (which shall promptly notify the Revolving Credit Lenders), the Borrowers’ Representative may from time to time request an increase in the Revolving Credit Commitments by an amount (for all such requests) not exceeding $50,000,000 (each such increase, a “Revolving Credit Commitment Increase”); provided that (i) any such request for a Revolving Credit Commitment Increase shall be in a minimum amount of $10,000,000 and (ii) the Borrowers’ Representative may make a maximum of three (3) such requests. At the time of sending such notice, the Borrowers’ Representative (in consultation with the Administrative Agent) shall specify the time period within which each Revolving Credit Lender is requested to respond (which shall in no event be less than ten (10) Business Days from the date of delivery of such notice to the Revolving Credit Lenders).

(b) Each Revolving Credit Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Revolving Credit Dollar Commitment and, if so, whether by an amount equal to, greater than, or less than its Revolving Credit Percentage Commitment of such requested Revolving Credit Commitment Increase. Any Revolving Credit Lender not responding within such time period shall be deemed to have declined to increase its Revolving Credit Dollar Commitment.

(c) The Administrative Agent shall notify the Borrowers’ Representative and each Revolving Credit Lender of the Revolving Credit Lenders’ responses to each request made hereunder. To achieve the full amount of a requested Revolving Credit Commitment Increase, and subject to the approval of the Administrative Agent, the Issuer and the SwingLine Lender (which approvals shall not be unreasonably withheld), to the extent that the existing Revolving Credit Lenders decline to increase their Revolving Credit Dollar Commitments, or decline to increase their Revolving Credit Dollar Commitments to the amount requested by the Borrowers’ Representative, the Administrative Agent, in consultation with the Borrowers’ Representative, will use its reasonable efforts to arrange for one or more other Eligible Assignees to become a Revolving Credit Lender hereunder and to issue commitments in an amount equal to the amount of the increase in the Revolving Credit Commitments requested by the Borrowers’ Representative and not accepted by the existing Revolving Credit Lenders (and the Borrowers’ Representative may also invite additional Eligible Assignees to become Revolving Credit Lenders) (each, an “Additional Commitment Lender”); provided, however, that without the consent of the Administrative Agent, at no time shall the Revolving Credit Dollar Commitment of any Additional Commitment Lender be less than $5,000,000.

(d) If the Revolving Credit Commitments are increased in accordance with this Section 2.24, the Administrative Agent, in consultation with the Borrowers’ Representative shall determine the effective date (the “Increase Effective Date”) and the final allocation of such Revolving Credit Commitment Increase. The Administrative Agent shall promptly notify the Borrowers’ Representative and the Revolving Credit Lenders of the final allocation of such Revolving Credit Commitment Increase and the Increase Effective Date and, on the Increase Effective Date, (i) the Revolving Credit Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Revolving Credit Commitment Increase, and (ii) EXHIBIT 2.25 shall be deemed modified, without further action, to reflect the revised Revolving Credit Dollar Commitments and Revolving Credit Percentage Commitments of the Revolving Credit Lenders.

(e) As conditions precedent to each such Revolving Credit Commitment Increase: (i) the Borrowers’ Representative shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Revolving Credit Lender) signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such Revolving Credit Commitment Increase, and (B) in the case of the Borrowers, certifying that, before and after giving effect to such Revolving Credit Commitment Increase, the representations and warranties contained in Article 4 and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date; (ii) the Borrowers, the Administrative Agent, and any Additional Commitment Lender shall have executed and delivered a joinder to the Loan Documents in such form as the Administrative Agent shall reasonably require; (iii) the Borrowers shall have paid such fees and other compensation to the Additional Commitment

Lenders as the Lead Borrower and such Additional Commitment Lenders shall agree; (iv) the Borrowers shall have paid such arrangement fees to the Administrative Agent or its Affiliates as the Borrowers’ and the Administrative Agent may agree; (v) the Borrowers shall deliver to the Administrative Agent and the Revolving Credit Lenders an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Borrowers reasonably satisfactory to the Administrative Agent and dated such date; (vi) the Borrowers and the Additional Commitment Lenders shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested to effectuate the documentation of the foregoing; and (vii) no Default exists. The Borrowers shall prepay any Revolving Credit Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 2.11(e)) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Revolving Credit Percentage Commitments arising from any nonratable increase in the Revolving Credit Commitments under this Section 2.24.

(f) This Section 2.24 shall supersede any provisions in Article 15 to the contrary.

2.25. REFERENCES TO EXISTING LOAN AGREEMENT. The terms “Loan and Security Agreement,” “this Agreement,” “Loan Agreement,” and similar references as used in the documents, instruments and agreements executed and/or delivered in connection with the Existing Loan Agreement, shall mean the Existing Loan Agreement as amended and restated hereby in its entirety, and each of such documents, instruments and agreements is hereby so amended. Except as specifically agreed herein or in any of the Loan Documents executed concurrently herewith, each of the Loan Documents executed and delivered in connection with the Existing Loan Agreement is hereby ratified and confirmed and shall remain in full force and effect in accordance with its terms. Without limitation of the foregoing, the Loan Parties hereby confirm that the Collateral Interests granted under the Existing Loan Agreement and each other applicable Loan Document continue to secure all of the Liabilities.

ARTICLE 3 - CONDITIONS PRECEDENT:

As a condition to the effectiveness of this Agreement, the establishment of the Revolving Credit Facility, the making of the first Revolving Credit Loan under the Revolving Credit Facility, each of the documents respectively described in Sections 3.1 through and including Section 3.12 (each in form and substance satisfactory to the Administrative Agent) shall have been delivered to the Administrative Agent, and the conditions respectively described in Sections 3.5 through and including Section 3.12, shall have been satisfied:

3.1. DUE DILIGENCE.

(a) Certificates of good standing for each Loan Party, respectively issued by the Secretary of State for the state in which that Loan Party is organized.

(b) Certificates of due qualification, in good standing, issued by the Secretary of State for the Commonwealth of Massachusetts for those Loan Parties required to file to do business in the Commonwealth of Massachusetts.

(c) Certificates of each Loan Party’s clerk or secretary, as applicable, of the due adoption, continued effectiveness, and setting forth the texts of, each resolution adopted in connection with the establishment of the loan arrangement contemplated by the Loan Documents and attesting to the true signatures of each Person authorized as a signatory to any of the Loan Documents.

3.2. OPINION. One or more reasonable and customary opinions of counsel to the Loan Parties.

3.3. ADDITIONAL DOCUMENTS. Such additional instruments and documents as the Administrative Agent or its counsel reasonably may require or request.

3.4. OFFICERS’ CERTIFICATES. Certificates executed by (a) either the President or the Chief Executive Officer and (b) the Chief Financial Officer of the Borrowers’ Representative and stating that:

(a) The representations and warranties made by the Loan Parties to the Agents and the Revolving Credit Lenders in this Agreement and the other Loan Documents are true and complete in all material respects as of the Closing Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and complete in all material respects as of such earlier date, and (ii) in the case of any such representations and warranties that are qualified by materiality, such representations and warranties shall be true and complete in all respects.

(b) No event has occurred which is or which, solely with the giving of notice or passage of time (or both) would be, an Event of Default.

(c) As of the Closing Date, and immediately after giving effect to the consummation of the transactions contemplated by this Agreement (including the initial Revolving Credit Loans to be made under this Agreement on the Closing Date), the Borrowers’ Representative and its Subsidiaries taken as a whole, and each Borrower, is Solvent.

3.5. REPRESENTATIONS AND WARRANTIES. Each of the representations made by or on behalf of each Loan Party in this Agreement or in any of the other Loan Documents or in any other report, statement, document, or paper provided by or on behalf of each Loan Party shall be true and complete in all material respects as of the date as of which such representation or warranty was made, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and complete in all material respects as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

3.6. ALL FEES AND EXPENSES PAID. All fees due at or immediately after the first funding under the Revolving Credit Facility (including, without limitation, any such fees set forth in the Fee Letter), and all costs and expenses incurred by the Administrative Agent and the Collateral Agent in connection with the establishment of the Revolving Credit Facility contemplated hereby (including the reasonable fees and expenses of counsel to the Administrative Agent and the Collateral Agent), shall have been paid in full.

3.7. COLLATERAL, ETC.

(a) Each document (including, without limitation, Uniform Commercial Code financing statements) required by law or requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent a first priority perfected security interest in the Collateral shall have been properly filed, registered or recorded in each jurisdiction where required and the Collateral Agent shall have a first priority perfected security interest in the Collateral, subject only to Permitted Encumbrances.

(b) All accounts payable of the Loan Parties shall be within invoice terms (subject only to good faith disputes).

(c) The Inventory Purchase Agreement shall have been executed and delivered by all the Loan Parties, shall be in full force and effect and shall be satisfactory to the Administrative Agent.

3.8. NO DEFAULT.

(a) No Default shall have occurred and be continuing.

(b) Except as specifically set forth on EXHIBIT 3.8(b), no default shall have occurred and be continuing under any material contract or other agreement to which any Loan Party is a party.

3.9. FINANCIAL STATEMENTS; LEGAL DUE DILIGENCE; NO ADVERSE CHANGE.

(a) The Administrative Agent shall be satisfied that all financial statements and projections delivered to it fairly present the Consolidated business and financial condition of the Borrowers and their Consolidated Subsidiaries.

(b) No event shall have occurred or failed to occur, which occurrence or failure is or could have a materially adverse effect upon any Loan Party’s financial condition when compared with the financial condition of such Loan Party as reflected in its most recent interim management prepared financial statements, annual report(s), public filings and projections provided to the Administrative Agent or any Revolving Credit Lender.

(c) The Administrative Agent shall be satisfied that no information or materials supplied by or on behalf of the Loan Parties contain material misstatements or omissions which could be materially misleading.

(d) The Administrative Agent shall be satisfied that no materially adverse change in any governmental regulations or policies affecting any Loan Party or Agent shall have occurred.

3.10. NO LITIGATION. The Administrative Agent and its counsel shall have received evidence satisfactory to each that there are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or threatened against any Loan Party the result of which is reasonably likely to have a material adverse effect on such Loan Party or its businesses or assets.

3.11. PATRIOT ACT. The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”).

3.12. BENEFIT OF CONDITIONS PRECEDENT. The conditions set forth in this Article 3 are for the sole benefit of each Agent and each Revolving Credit Lender and may be waived by the Administrative Agent, in whole or in part, without prejudice to any Agent or any Revolving Credit Lender.

No document shall be deemed delivered to the Administrative Agent, the Collateral Agent, or any Revolving Credit Lender until received and accepted by the Administrative Agent at its offices in Boston, Massachusetts. Under no circumstances shall this Agreement take effect until executed and accepted by the Administrative Agent at said offices.

ARTICLE 4 - GENERAL REPRESENTATIONS, COVENANTS AND WARRANTIES:

To induce each Revolving Credit Lender to establish the Revolving Credit Facility contemplated herein and to induce the Revolving Credit Lenders to provide loans and advances hereunder (each of which loans shall be deemed to have been made in reliance thereupon), respectively, as contemplated hereby, the Loan Parties, in addition to all other representations, warranties, and covenants made by any Loan Party in any other Loan Document, make those representations, warranties, and covenants included in this Agreement.

4.1. PAYMENT AND PERFORMANCE OF LIABILITIES. The Borrowers shall pay each payment Liability when due (or when demanded, if payable on demand) and shall promptly, punctually, and faithfully perform each other Liability.

4.2. DUE ORGANIZATION; AUTHORIZATION; NO CONFLICTS.

(a) Each Loan Party presently is and hereafter shall remain in good standing under the laws of the State in which it is organized, as set forth on EXHIBIT 4.2 annexed hereto, and is and shall hereafter remain duly qualified and in good standing in every other State in which, by reason of the nature or location of such Loan Party’s assets or operation of such Loan Party’s business, such qualification is necessary, except where the failure to so qualify could not reasonably be expected to have a material adverse effect on the business or assets of that Loan Party.

(b) Each Loan Party’s respective federal employer identification number is stated on EXHIBIT 4.2, annexed hereto.

(c) No Loan Party shall change (i) its State of organization, or (ii) that Loan Party’s federal taxpayer identification number, in each case on less than sixty (60) days prior written notice (in reasonable detail) to the Administrative Agent.

(d) Each Affiliate of the Loan Parties is listed on EXHIBIT 4.2. The Borrowers’ Representative shall provide the Administrative Agent with prior written notice of any entity’s becoming or ceasing to be an Affiliate.

(e) Each Loan Party has all requisite power and authority to execute and deliver all Loan Documents to which that Loan Party is a party and has and will hereafter retain all requisite power to perform all Liabilities.

(f) The execution and delivery by each Loan Party of each Loan Document to which it is a party; each Loan Party’s consummation of the transactions contemplated by such Loan Documents (including, without limitation, the creation of Collateral Interests by that Loan Party to secure the Liabilities); each Loan Party’s performance under those of the Loan Documents to which it is a party; the borrowings hereunder; and the use of the proceeds thereof:

(i) Have been duly authorized by all necessary action.

(ii) Do not, and will not, contravene in any material respect any provision of any Requirement of Law or obligation of that Loan Party, where such contravention would have a material adverse effect on that Loan Party.

(iii) Will not result in the creation or imposition of, or the obligation to create or impose, any Encumbrance upon any assets of that Loan Party pursuant to any Requirement of Law or obligation, except pursuant to or as permitted by the Loan Documents.

(g) The Loan Documents have been duly executed and delivered by each Loan Party and are the legal, valid and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their respective terms, except as such enforceability may be subject to limitations on the rights and remedies of secured creditors generally imposed under bankruptcy or insolvency law and that the availability of equitable relief is subject to the discretion of the court from which such relief is sought.

4.3. TRADE NAMES.

(a) EXHIBIT 4.3, annexed hereto, is a listing of:

(i) All names under which any Loan Party conducted its business during the five (5) years preceding the date of this Agreement.

(ii) All Persons with whom any Loan Party consolidated or merged, or from whom any Loan Party acquired in a single transaction or in a series of related transactions substantially all of such Person’s assets, in each case during the five (5) years preceding the date of this Agreement.

(b) The Borrowers’ Representative will provide the Administrative Agent with not less than twenty-one (21) days prior written notice (with reasonable particularity) of any change to any Loan Party’s name from that under which that Loan Party is conducting its business at the execution of this Agreement and will not effect such change unless each Loan Party is then in compliance with all provisions of this Agreement.

4.4. INFRASTRUCTURE.

(a) Each Loan Party has and will maintain a sufficient infrastructure to conduct its business as presently conducted and as contemplated to be conducted following its execution of this Agreement.

(b) To the Borrowers’ knowledge, except as set forth in EXHIBIT 4.4(b), each Loan Party owns and possesses, or has the right to use (and will hereafter own, possess, or have such right to use) all patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, and other intellectual or proprietary property of any third Person necessary for that Loan Party’s conduct of that Loan Party’s business except where the failure to own, possess, or have such right or use will not have more than a de minimis adverse effect on any Loan Party.

(c) To the Borrowers’ knowledge, the conduct by each Loan Party of that Loan Party’s business does not presently infringe (nor will any Loan Party conduct its business in the future so as to infringe) the patents, industrial designs, trademarks, trade names, trade styles, brand names, service marks, logos, copyrights, trade secrets, know-how, confidential information, or other intellectual or proprietary property of any third Person except where such infringement will not have no more than a de minimis adverse effect on that Loan Party.

4.5. LOCATIONS.

(a) The Collateral, and the books, records, and papers of the Loan Parties pertaining thereto, are kept and maintained solely at the following locations:

(i) The Borrowers’ Representative’s chief executive offices which are at 555 Turnpike Street, Canton, Massachusetts 02021.

(ii) Those locations which are listed on EXHIBIT 4.5, annexed hereto, which EXHIBIT includes, with respect to each such location, the name and address of the landlord on the Lease which covers such location (or an indication that a Loan Party owns the subject location) and of all service bureaus with which any such records are maintained and the names and addresses of each Loan Party’s landlord(s).

(b) No Loan Party shall remove any of the Collateral from said chief executive office or those locations listed on EXHIBIT 4.5 except for the following purposes:

(i) To accomplish sales of Inventory in the ordinary course of business or sales permitted by Section 4.14(d).

(ii) To move Inventory from one such location to another such location.

(iii) To utilize such of the Collateral as is removed from such locations in the ordinary course of business (such as motor vehicles).

(c) Except where caused by a force majeure or as otherwise agreed by the Administrative Agent, and except with respect to the locations referred to in Section 4.14(d) as to which five (5) days notice shall be deemed sufficient, no Loan Party shall cease the conduct of business at any of its present or future Stores for more than fifteen (15) consecutive days without first furnishing the Administrative Agent with not less than thirty (30) days (or such lesser period as the Administrative Agent may agree) prior written notice thereof.

4.6. STORES.

(a) No Loan Party is or may commit to or become legally obligated to open additional Stores where such commitment, obligation, or opening is prohibited by, or would result in a breach of, this Agreement.

(b) Except for in-transit Inventory, no tangible personal property of any Loan Party (beyond a de minimis amount of such property) is in the care or custody of any third party or stored or entrusted with a bailee or other third party other than as otherwise consented to in writing by the Administrative Agent.

4.7. TITLE TO ASSETS.

(a) The Loan Parties are, and shall hereafter remain, the owners of the Collateral free and clear of all Encumbrances with the exceptions of the following:

(i) Encumbrances in favor of the Collateral Agent.

(ii) Permitted Encumbrances.

(b) Except as disclosed on EXHIBIT 4.7(b), annexed hereto, the Loan Parties do not have possession of any property on consignment to the Loan Parties and will not have possession of property on consignment hereafter.

(c) No Loan Party shall acquire or obtain the right to use any Equipment in which any third party has an interest, except for:

(i) Equipment which is merely incidental to the conduct of that Loan Party’s business; or

(ii) Equipment, the acquisition or right to use of which has been consented to by the Administrative Agent, which consent may be conditioned solely upon the Administrative Agent’s receipt of an agreement, substantially in the form of EXHIBIT 4.7(c)(ii), annexed hereto with the third party which has an interest in such Equipment; or

(iii) Equipment subject to Leases, Capital Leases or licenses otherwise permitted hereunder.

(d) No Affiliate (other than a Loan Party) which is owned, directly or indirectly, by a Loan Party has, and none will acquire, any assets other than assets of nominal value, unless (i) such acquisition of assets is not prohibited by another provision of this Agreement and (ii) the ownership interests of such Affiliate shall have been pledged to the Collateral Agent for the benefit of the Revolving Credit Lenders as their interests may appear and the Collateral Agent has a first priority, perfected security interest in such ownership interests.

4.8. INDEBTEDNESS.

(a) The Loan Parties do not, and shall not hereafter, have any Indebtedness with the exception of Permitted Indebtedness and shall not make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness; provided, however, that the Loan Parties shall be permitted to make the following payments on Permitted Indebtedness:

(i) regularly scheduled payments (but not prepayments) of principal and interest on account of Permitted Indebtedness when due; and

(ii) voluntary prepayments, repurchases, redemptions or defeasances of principal and interest on account of Permitted Indebtedness as long as the Loan Parties are in compliance with the Payment Conditions.

4.9. INSURANCE.

(a) EXHIBIT 4.9, annexed hereto, is a schedule of all insurance policies owned by the Loan Parties or under which any Loan Party is the named insured. Each of such policies is in full force and effect. Neither the issuer of any such policy nor any Loan Party is in default or violation of any such policy.

(b) The Loan Parties shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods, and written by such companies as may be satisfactory to the Administrative Agent.

(c) All insurance carried by the Loan Parties shall provide for a minimum of thirty (30) days’ prior written notice of cancellation to the Administrative Agent and all such insurance which covers the Collateral shall include an endorsement in favor of the Agents, which endorsement shall provide that the insurance, to the extent of the Agent’s respective interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of any Loan Party or by the failure of any Loan Party to comply with any warranty or condition of the policy, and shall not include an endorsement in favor of any other Person.

(d) The coverage reflected on EXHIBIT 4.9 presently satisfies the foregoing requirements, it being recognized by each Loan Party, however, that such requirements may hereafter be modified as required by the Administrative Agent in its reasonable discretion to reflect changing circumstances.

(e) The Borrowers’ Representative shall furnish the Administrative Agent from time to time with certificates or other evidence satisfactory to the Administrative Agent regarding compliance by the Loan Parties with the foregoing requirements.

(f) In the event of the failure by the Loan Parties to maintain insurance as required herein, the Administrative Agent, at its option, may obtain such insurance; provided, however, the Administrative Agent’s obtaining of such insurance shall not constitute a cure or waiver of any Event of Default occasioned by the Loan Parties’ failure to have maintained such insurance.

4.10. LICENSES. Each license, distributorship, franchise, and similar agreement issued to, or to which any Loan Party is a party, is in full force and effect, except where the failure thereof to be in full force and effect could not reasonably be expected to have a material adverse effect on the Loan Parties. Neither the Borrowers nor, to the best knowledge of the Borrowers, any other party to any such license or agreement is in default or violation thereof. No Loan Party has received any notice or threat of cancellation of any such license or agreement.

4.11. LEASES. EXHIBIT 4.11, annexed hereto, is a schedule of all presently effective Capital Leases. EXHIBIT 4.5 includes a list of all other presently effective Leases. Each of such Leases and Capital Leases is in full force and effect. Neither the Borrower nor, to the best knowledge of the Borrowers, any other party to any such Lease or Capital Lease is in default or violation of any such Lease or Capital Lease and no Loan Party has received notice or a threat of cancellation of any such Lease or Capital Lease. Each Loan Party hereby authorizes the Administrative Agent at any time and from time to time, with the consent of the Borrowers’ Representative and at any time following the occurrence of an Event of Default, to contact any of the Loan Parties’ respective landlords in order to confirm the Loan Parties’ continued compliance with the terms and conditions of the Lease(s) between the subject Loan Party and that landlord and to discuss such issues, concerning the subject Loan Party’s occupancy under such Lease(s), as the Administrative Agent may determine.

4.12. REQUIREMENTS OF LAW. Each Loan Party is in compliance with, and shall hereafter comply with and use its assets in compliance with, all Requirements of Law except where the failure of such compliance will not have more than a de minimis adverse effect on the Loan Party’s business. No Loan Party has received any notice of any violation of any Requirement of Law (other than of a violation which has no more than a de minimis adverse effect on the Loan Party’s business or assets), which violation has not been cured or otherwise remedied.

4.13. LABOR RELATIONS.

(a) Except as disclosed on EXHIBIT 4.13(a), annexed hereto, no Loan Party is presently a party to any collective bargaining or other labor contract.

(b) There is not presently pending and, to any Loan Party’s knowledge, there is not threatened any of the following:

(i) Any strike, slowdown, picketing, work stoppage, or material employee grievance process.

(ii) Any proceeding against or affecting any Loan Party relating to the alleged violation of any Applicable Law pertaining to labor relations or before National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable governmental body, organizational activity, or other labor or employment dispute against or affecting any Loan Party, which, if determined adversely to that Loan Party could have more than a de minimis adverse effect on that Loan Party.

(iii) Any lockout of any employees by any Loan Party (and no such action is contemplated by any Loan Party).

(iv) Any application for the certification of a collective bargaining agent.

(c) To the knowledge of the Borrowers’ Representative and each Loan Party, no material event has occurred or circumstance exists which could provide the basis for any work stoppage or other labor dispute.

(d) Each Loan Party:

(i) Has complied in all material respects with all Applicable Law relating to employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing.

(ii) Is not liable for the payment of more than a de minimis amount of compensation, damages, taxes, fines, penalties, or other amounts, however designated, for that Loan Party’s failure to comply with any Applicable Law referenced in Section 4.13(d)(i).

4.14. MAINTAIN PROPERTIES; ASSET SALES. The Loan Parties shall:

(a) Keep the Collateral in good order and repair (ordinary reasonable wear and tear and insured casualty excepted).

(b) Not suffer or cause the waste or destruction of any material part of the Collateral.

(c) Not use any of the Collateral in violation of any policy of insurance thereon.

(d) Not sell, lease, or otherwise dispose of any of the Collateral, other than the following:

(i) The sale of Inventory in compliance with this Agreement.

(ii) The disposal of Equipment which is obsolete, worn out, or damaged beyond repair, which Equipment is replaced to the extent necessary to preserve or improve the operating efficiency of any Loan Party.

(iii) The turning over to the Administrative Agent of all Receipts as provided herein.

(iv) Permitted Asset Dispositions.

4.15. TAXES.

(a) The Loan Parties, in compliance with all Applicable Law, have properly filed the Loan Party’s tax returns due to be filed up to the date of this Agreement. All federal and state taxes and other amounts in the nature of taxes for which any Loan Party is liable or obligated are presently due and payable without penalty; or have been paid or settled.

(b) The Loan Parties shall: pay, as they become due and payable, all taxes and unemployment contributions and other charges of any kind or nature levied, assessed or claimed against any Loan Party or the Collateral by any Person whose claim could result in an Encumbrance upon any asset of any Loan Party or by any governmental authority; properly exercise any trust responsibilities imposed upon any Loan Party by reason of withholding from employees’ pay or by reason of any Loan Party’s receipt of sales tax or other funds for the account of any third party; timely make all contributions and other payments as may be required pursuant to any Employee Benefit Plan now or hereafter established by any Loan Party; and timely file all tax and other returns and other reports with each governmental authority to whom any Loan Party is obligated to so file except where failure to file could not reasonably be expected to have a material adverse effect; provided, however, nothing included in this Section 4.15(b) shall prevent the Loan Parties from contesting, in good faith and by appropriate proceedings, any tax liability claimed against any Loan Party, but only provided that and so long as no tax lien is filed with respect thereto.

(c) At its option, with prior notice to the Borrowers’ Representative, the Administrative Agent may pay any tax, charge levied, assessed, or claimed upon any Loan Party or the Collateral by any Person, or entity or governmental authority, and make any payments on account of any Loan Party’s Employee Benefit Plan as the Administrative Agent, in the Administrative Agent’s reasonable discretion, may deem necessary or desirable, to protect the Agents’ Rights and Remedies.

4.16. NO MARGIN STOCK; NOT INVESTMENT COMPANY.

(a) No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulations U, T, and X of the Board of Governors of the Federal Reserve System of the United States). No part of the proceeds of any borrowing hereunder will be used at any time to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

(b) No Loan Party or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

4.17. ERISA.

(a) Neither any Loan Party nor any ERISA Affiliate has ever:

(i) Violated or failed to be in full compliance with any Employee Benefit Plan maintained by any Loan Party.

(ii) Failed timely to file all reports and filings required by ERISA to be filed by any Loan Party.

(iii) Engaged in any nonexempt “prohibited transactions” or “reportable events” (respectively as described in ERISA).

(iv) Engaged in, or committed, any act such that a tax or penalty could be imposed upon any Loan Party on account thereof pursuant to ERISA.

(v) Accumulated any material cumulative funding deficiency within the meaning of ERISA.

(vi) Terminated any Employee Benefit Plan such that a lien could be asserted against any assets of any Loan Party on account thereof pursuant to ERISA.

(vii) Been a member of, contributed to, or had any obligation under any Employee Benefit Plan which is a multiemployer plan within the meaning of Section 4001(a) of ERISA.

(b) Neither any Loan Party nor any ERISA Affiliate shall ever engage in any action of the type described in Section 4.17(a).

4.18. HAZARDOUS MATERIALS.

(a) No Loan Party has ever: (i) been legally responsible for any release or threat of release of any Hazardous Material or (ii) received notification of the incurrence of any expense in connection with the assessment, containment, or removal of any Hazardous Material for which that Loan Party would be responsible.

(b) Each Loan Party shall: (i) dispose of any Hazardous Material only in compliance with all Environmental Laws and (ii) have possession of any Hazardous Material only in the ordinary course of that Loan Party’s business and in compliance with all Environmental Laws.

4.19. LITIGATION. Except as described in EXHIBIT 4.19, annexed hereto, there is not presently pending or to the knowledge of the Borrowers, threatened in writing, by or against any Loan Party, any suit, action, proceeding, or investigation which if determined adversely to such Loan Party, would have a material adverse effect upon the Loan Parties’ financial condition or the ability of the Loan Parties to conduct their business as such business is presently conducted or is contemplated to be conducted in the foreseeable future.

4.20. DIVIDENDS. INVESTMENTS. ENTITY ACTION. No Loan Party shall:

(a) Pay any cash dividend or make any other distribution in respect of any class of their respective capital stock or other ownership interests, other than payments to another Loan Party, unless the Loan Parties are in compliance with the Payment Conditions.

(b) Redeem, retire, purchase, or acquire any of Casual Male’s capital stock, other than pursuant to a Permitted Repurchase.

(c) Invest in or purchase any stock or securities or other ownership interests, or rights to purchase any such stock or securities or other ownership interests, of any corporation or other Person, except for:

(i) Permitted Investments;

(ii) Permitted Acquisitions subject to the provisions of Section 4.21;

(iii) Investments in new wholly owned Subsidiaries formed in connection with any such Permitted Acquisition, subject to the provisions of Section 4.21(c);

(iv) Permitted Minority Investments; provided that (A) the Borrowers are in compliance with the Payment Conditions and (B) (1) at any time that any Revolving Credit Loan is outstanding before and after giving effect to such Permitted Minority Investment, the aggregate amount of all Permitted Minority Investments made shall not exceed $50,000,000 or (2) if there is no Revolving Credit Loan outstanding before and after giving effect to such Permitted Minority Investment, then such Permitted Minority Investment shall not be added to the aggregate limit set forth in clause (B)(1) above; and

(v) Investments by the Loan Parties in Subsidiaries that are not Loan Parties; provided that (A) such Investments may only be made following the Closing Date to the extent that such Investments, together with the principal amount of any intercompany loans permitted pursuant to Section 4.22(g), shall not exceed $10,000,000.00 in the aggregate from and after the Closing Date, and (B) in the event that the aggregate amount of such Investments, together with the principal amount of any intercompany loans permitted pursuant to Section 4.22(g), exceeds $5,000,000.00, the Payment Conditions shall have been satisfied.

(d) Merge or consolidate or be merged or consolidated with or into any other corporation or other entity; provided that nothing in this Agreement shall prevent any Loan Party from merging into any other Loan Party.

(e) Consolidate any of that Loan Party’s operations with those of any other corporation or other entity other than another Loan Party.

(f) Subordinate any debts or obligations owed to that Loan Party by any third party to any other debts owed by such third party to any other Person.

(g) Engage in any interest rate swaps, caps, or similar activities, or any hedging activities, other than in the ordinary course and conduct of that Loan Party’s business and then only with a Revolving Credit Lender or any Affiliate of a Revolving Credit Lender.

4.21. PERMITTED ACQUISITIONS. The Loan Parties may make Permitted Acquisitions without the consent of the Agent or the Revolving Credit Lenders; provided that:

(a) Not less than fifteen (15) days prior written notice (with reasonable particularity as to the facts and circumstances in respect of which such notice is being given) of such Permitted Acquisition is given to the Administrative Agent.

(b) The Loan Parties are in compliance with the Payment Conditions.

(c) With respect, to and in the event of any Permitted Acquisition which consists of, or results in the creation of, a Subsidiary, the Administrative Agent shall be provided with such Subsidiary’s Guarantor Agreement (in form and substance satisfactory to the Administrative Agent), which Guarantor Agreement shall be secured by first perfected security interests and liens on substantially all of the assets of such Subsidiary, subject to the same limitations set forth in Section 8.1 hereof and subject to Permitted Encumbrances.

(d) The Agent and the Revolving Credit Lenders shall have no obligation to include any Inventory acquired in such Permitted Acquisition (or Inventory of a similar type and nature acquired after the Permitted Acquisition) as Eligible Inventory unless the Agent (i)

has a first priority perfected security interest in such Inventory, (ii) has completed or received an appraisal of such Inventory from appraisers satisfactory to the Agent and such other due diligence as the Agent may require, all of the results of the foregoing to be reasonably satisfactory to the Agent, (iii) has established applicable advance rates and Reserves in connection therewith, and (iv) has otherwise determined in its reasonable discretion that such Inventory is eligible to be included in the Borrowing Base.

4.22. LOANS. The Loan Parties shall not make any loans to, nor acquire the Indebtedness of, any Person; provided, however, the foregoing does not prohibit any of the following:

(a) Subject to such conditions respectively as apply thereto, the making of Permitted Investments.

(b) Advance payments made to a Loan Party’s suppliers in the ordinary course.

(c) Advances to a Loan Party’s officers, employees, and salespersons with respect to reasonable expenses to be incurred by such officers, employees, and salespersons for the benefit of a Loan Party, which expenses are properly substantiated by the person seeking such advance and properly reimbursable by a Loan Party.

(d) Loans to a Loan Party’s officers and employees not exceeding $400,000 in the aggregate at any one time outstanding, provided that each such loan is for a term of not more than 90 days from the date on which it is made and is paid within such 90-day period; provided that, all amounts due on account of loans permitted under this clause (d) shall constitute Collateral and shall be pledged to the Collateral Agent for the benefit of the Revolving Credit Lenders.

(e) Advances to contractors for the construction or renovation of stores, buildings or improvements for use in the business of a Loan Party.

(f) Loans made by the Borrowers to the Guarantors to finance the purchases by the Guarantors of Inventory pursuant to the Amended and Restated Inventory Purchase Agreement and to permit the Guarantors to pay ordinary course operating expenses (including, without limitation, rent, utilities and taxes) so long as, in each case, such intercompany loans shall be evidenced by, and subject to, such documentation (including, without limitation, notes and pledge agreements) as the Collateral Agent may require.

(g) Loans made by the Loan Parties to Subsidiaries that are not Loan Parties to finance the purchase by such Subsidiaries of Inventory and to permit such Subsidiaries to pay ordinary course operating expenses (including, without limitation, rent, utilities and taxes) so long as, in each case, such intercompany loans shall be evidenced by, and subject to, such documentation (including, without limitation, notes and pledge agreements) as the Collateral Agent may require; provided that (A) such intercompany loans may only be made following the Closing Date to the extent that the principal amount of such intercompany loans, together with

Investments permitted pursuant to Section 4.20(c)(v), shall not exceed $10,000,000.00 in the aggregate from and after the Closing Date, and (B) in the event that the aggregate principal amount of such intercompany loans, together with Investments permitted pursuant to Section 4.20(c)(v), exceeds $5,000,000.00, the Payment Conditions shall have been satisfied.

4.23. RESTRICTIONS ON SALE OF COLLATERAL; LICENSE AGREEMENTS. To the Loan Parties’ knowledge, the Loan Parties are not, and shall not become, party to any agreement or understanding which limits, impairs, or otherwise restricts the ability of the Collateral Agent to freely sell and dispose of any of the Collateral (including, without limitation, any repurchase agreements, rights of first refusal or other agreements which limit or condition the time, manner, place or price for the sale or disposition of the Collateral). The Loan Parties shall not effect or permit any material change or amendment to the terms of such License Agreements which would impose further restrictions to the Collateral Agent’s disposition of the Collateral or would shorten the term of such License Agreements.

4.24. PROTECTION OF ASSETS. The Administrative Agent, in the Administrative Agent’s reasonable discretion, from time to time, may discharge any tax or Encumbrance on any of the Collateral, or take any other action which the Administrative Agent may deem necessary or desirable to repair, insure, maintain, preserve, collect, or realize upon any of the Collateral. The Administrative Agent shall not have any obligation to undertake any of the foregoing and shall have no liability on account of any action so undertaken except where there is a specific finding in a judicial proceeding (in which the Administrative Agent has had an opportunity to be heard), from which finding no further appeal is available, that the Administrative Agent had acted in actual bad faith or in a grossly negligent manner. The Loan Parties shall pay to the Administrative Agent, on demand, or the Administrative Agent, in its discretion, may add to the Loan Account, all amounts paid or incurred by the Administrative Agent pursuant to this Section 4.24.

4.25. LINE OF BUSINESS.

(a) Except as provided in Sections 4.20, 4.23 and 4.25(c), no Loan Party shall engage in any business other than the business in which it is currently engaged or plans to be engaged, as reflected in the Business Plan, or a business reasonably related thereto (the conduct of which reasonably related business is reflected in the Business Plan); provided that the foregoing shall not prohibit the expansion or contraction of a Loan Party’s business so long as the Loan Parties are still engaged solely in the retail sale of apparel, footwear and related accessories and other activities, ancillary, incidental or necessary thereto, and such expansion or contraction is otherwise permitted under other Sections of this Agreement.

(b) The Loan Parties, with the prior written notice to the Administrative Agent in each instance, may license the use of up to 5% of the selling space of any Store (measured in terms of square feet) for the operation of certain departments of their Stores by third parties.

(c) The Loan Parties, with the prior written consent of the Administrative Agent (as to which, see Section 4.25(c)(i)), may (x) license the use of more than 5% of the selling space of any Store (measured in terms of square feet) for the operation of certain departments by third parties and (y) franchise to others the right to operate comparable Stores, it being understood that:

(i) The Administrative Agent’s determination to consent to the Loan Parties’ activities described in Section 4.25(c) may be conditioned on the Administrative Agent’s being satisfied that the secured position of the Collateral Agent, and the Agents’ Rights and Remedies, would not be adversely affected by such restructuring and that such restructuring does not place any material additional administrative burdens on the Agents.

(ii) The Administrative Agent may provide such consent pursuant to this Section 4.25(c) on its own authority and without obtaining the Consent of the Majority Revolving Credit Lenders.

(iii) The Administrative Agent may condition its providing of such consent pursuant to this Section 4.25(c) on the Consent of the Majority Revolving Credit Lenders.

4.26. AFFILIATE TRANSACTIONS. No Loan Party shall make any payment, nor give any value, to any Affiliate except for:

(a) Goods and services actually purchased by that Loan Party from, or sold by that Loan Party to, such Affiliate for a price and on terms which shall

(i) be competitive and fully deductible as an “ordinary and necessary business expense” and/or fully depreciable under the Internal Revenue Code of 1986 and the Treasury Regulations, each as amended; and

(ii) be no less favorable to that Loan Party than those which would have been charged and imposed in an arms’ length transaction.

(b) Dividends, investments and other transactions expressly permitted pursuant to Section 4.20.

4.27. FURTHER ASSURANCES.

(a) No Loan Party is the owner of, nor has it any interest in, any property or asset which, immediately upon the satisfaction of the conditions precedent to the effectiveness of the credit facility contemplated hereby (Article 4) and the proper filing of Uniform Commercial Code Financing Statements and delivery of any Collateral in which a security interest must be perfected by possession, will not be subject to a perfected Collateral Interest in favor of the Collateral Agent (subject only to Permitted Encumbrances) to secure the Liabilities.

(b) Except as otherwise permitted by this Agreement, no Loan Party will hereafter acquire any asset or any interest in property which is not, immediately upon such acquisition, subject to such a perfected Collateral Interest in favor of the Collateral Agent to secure the Liabilities (subject only to Permitted Encumbrances).

(c) Each Loan Party shall execute and deliver to the Administrative Agent such instruments, documents, and papers, and shall do all such things from time to time hereafter as the Administrative Agent reasonably may request, to carry into effect the provisions and intent of this Agreement; to protect and perfect the Collateral Agent’s Collateral Interests in the Collateral; and to comply with all applicable statutes and laws, and facilitate the collection of the Receivables Collateral. Each Loan Party shall execute all such instruments as may be required by the Administrative Agent with respect to the recordation and/or perfection of the Collateral Interests created or contemplated herein.

(d) Each Loan Party hereby designates the Collateral Agent as and for that Loan Party’s true and lawful attorney, with full power of substitution, to sign and file any financing statements in order to perfect or protect the Collateral Agent’s Collateral Interests in the Collateral.

(e) This Agreement constitutes an authenticated record which authorizes the Collateral Agent to file such financing statements as the Collateral Agent determines as appropriate to perfect or protect the Agent’s Collateral Interests created hereby.

(f) A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 4.27 shall be sufficient for filing to perfect the security interests granted herein.

4.28. ADEQUACY OF DISCLOSURE.

(a) All financial statements furnished to each Agent and each Revolving Credit Lender by each Loan Party have been prepared in accordance with GAAP consistently applied and present fairly the condition of the Loan Parties at the date(s) thereof and the results of operations and cash flows for the period(s) covered; provided, however, that unaudited financial statements are subject to normal year-end adjustments and to the absence of footnotes. There has been no change in the Consolidated financial condition, results of operations, or cash flows of the Loan Parties since the date(s) of the most recent financial statements delivered to the Administrative Agent, as supplemented by the Business Plan, other than changes in the ordinary course of business, which changes have not been materially adverse, either singularly or in the aggregate.

(b) Except as set forth on EXHIBIT 4.28(b), annexed hereto, no Loan Party has any contingent obligations or obligation under any Lease or Capital Lease which is not noted in the Loan Parties’ Consolidated financial statements furnished to each Agent and each Revolving Credit Lender prior to the execution of this Agreement other than obligations which are entered into in the ordinary course of business since the date of such financial statement.

(c) No document, instrument, agreement, or paper now or hereafter given to any Agent and any Revolving Credit Lender by or on behalf of each Loan Party or any guarantor of the Liabilities in connection with the execution of this Agreement by each Agent and each Revolving Credit Lender (except for any projections provided by or on behalf of any Loan Party) contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements therein not misleading.

4.29. NO RESTRICTIONS ON LIABILITIES. No Loan Party shall enter into or directly or indirectly become subject to any agreement which prohibits or restricts, in any manner, any Loan Party’s:

(a) Creation of, and granting of Collateral Interests in favor of the Collateral Agent.

(b) Incurrence of Liabilities.

4.30. OTHER COVENANTS. No Loan Party shall indirectly do or cause to be done any act which, if done directly by that Loan Party, would breach any covenant contained in this Agreement.

4.31. INVENTORY PURCHASING. Any Person which at any time becomes a Loan Party shall become party to, and shall at all times comply with the terms and conditions set forth in, the Inventory Purchase Agreement including, without limitation, the obligation of each Loan Party (other than CMRG Apparel) to purchase of all of its Inventory exclusively from CMRG Apparel; provided, however, RBT may directly purchase de minimis amounts of Inventory for its own account. The Inventory Purchase Agreement may not be amended, modified or supplemented, except for the addition of Loan Parties, or terminated without the prior written consent of the Administrative Agent.

4.32. SOLVENCY. After giving effect to the transactions contemplated hereby, the Borrowers’ Representative and its Subsidiaries taken as a whole, and each Borrower, is Solvent.

4.33. PATRIOT ACT. Each Loan Party is in compliance, in all material respects, with the Patriot Act. No part of the proceeds of the Revolving Credit Loans will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

4.34. FOREIGN ASSETS CONTROL REGULATIONS. Neither the advance of the Revolving Credit Loans nor the use of the proceeds thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to, (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001) (the “Executive Order”) and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)). Furthermore, none of the Borrowers or their Affiliates (a) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.

ARTICLE 5 - FINANCIAL REPORTING AND PERFORMANCE COVENANTS:

5.1. MAINTAIN RECORDS. The Loan Parties shall:

(a) At all times, keep proper books of account, in which full, true, and accurate entries shall be made of all of the Loan Parties’ financial transactions, all in accordance with GAAP applied consistently with prior periods to fairly reflect the Consolidated financial condition of the Loan Parties at the close of, and its results of operations for, the periods in question.

(b) Timely provide the Administrative Agent with those financial reports, statements, and schedules required by this Article 5 or otherwise, each of which reports, statements and schedules shall be prepared, to the extent applicable, in accordance with GAAP applied consistently with prior periods to fairly reflect the Consolidated financial condition of the Loan Parties at the close of, and the results of operations for, the period(s) covered therein.

(c) At all times, keep accurate current records of the Collateral including, without limitation, accurate current stock, cost, and sales records of its Inventory, accurately and sufficiently itemizing and describing the kinds, types, and quantities of Inventory and the cost and selling prices thereof.

(d) At all times, retain Ernst & Young, LLP or such other independent certified public accountants who are reasonably satisfactory to the Administrative Agent and instruct such accountants to fully cooperate with, and be available to, the Administrative Agent to discuss the Loan Parties’ financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such accountants, as may be raised by the Administrative Agent.

(e) Not change any Loan Party’s Fiscal year.

5.2. ACCESS TO RECORDS.

(a) Each Loan Party shall accord the Administrative Agent with reasonable access on reasonable notice during customary business hours from time to time as the Administrative Agent reasonably may require to all properties owned by or over which any Loan Party has control. The Administrative Agent shall have the right during customary business hours on reasonable notice, and each Loan Party will permit the Administrative Agent from time to time as Administrative Agent reasonably may request, to examine, inspect, copy, and make extracts from any and all of the Loan Parties’ books, records, electronically stored data, papers, and files. Each Loan Party shall make all of that Loan Party’s copying facilities available to the Administrative Agent.

(b) Each Loan Party hereby authorizes the Administrative Agent during customary business hours on reasonable notice to:

(i) Inspect, copy, duplicate, review, cause to be reduced to hard copy, run off, draw off, and otherwise use any and all computer or electronically stored information or data which relates to any Loan Party, or any service bureau, contractor, accountant, or other person, and directs any such service bureau, contractor, accountant, or other person fully to cooperate with the Administrative Agent with respect thereto.

(ii) Verify at any time the Collateral or any portion thereof, including verification with Account Debtors, and/or with each Loan Party’s computer billing companies, collection agencies, and accountants and to sign the name of each Loan Party on any notice to each Loan Party’s Account Debtors or verification of the Collateral.

(c) The Borrowers’ Representative, on reasonable request from time to time from the Administrative Agent, will make representatives of management available from time to time to discuss the Loan Parties’ operating results and other related matters with the Administrative Agent.

(d) The Administrative Agent from time to time may designate one or more representatives to exercise the Administrative Agent’s rights under this Section 5.2 as fully as if the Administrative Agent were doing so.

5.3. PROMPT NOTICE TO ADMINISTRATIVE AGENT.

(a) The Borrowers’ Representative shall provide the Administrative Agent with written notice promptly upon its becoming aware of the occurrence of any of the following events, which written notice shall be with reasonable particularity as to the facts and circumstances in respect of which such notice is being given:

(i) Any material adverse change in the business affairs of any Loan Party.

(ii) Any change in the executive officers of any Loan Party.

(iii) Any ceasing of the Loan Parties’ making of payments, in the ordinary course, to any of its creditors, on account of obligations aggregating in excess of $1,000,000.00 (including the ceasing of the making of such payments on account of a dispute with the subject creditor).

(iv) Any failure by a Loan Party to pay rent at (A) any leased distribution center at which such Loan Party maintains Inventory, (B) ten percent (10%) or more of such Loan Party’s store locations or (C) any of such Loan Party’s locations if such failure continues for more than ten (10) days following the day on which such rent first came due, except in the event that such rent is timely paid into a valid escrow account as a result of a bona fide dispute.

(v) Any Default.

(vi) Any intention on the part of a Loan Party to discharge that Loan Party’s present independent accountants or any withdrawal or resignation by such independent accountants from their acting in such capacity (as to which, see Subsection 5.1(d)).

(vii) Any litigation which, if determined adversely to a Loan Party, would have a material adverse effect on the financial condition of that Loan Party.

(b) The Borrowers’ Representative shall:

(i) At the request of the Administrative Agent, provide the Administrative Agent with a copy of the results of any physical or cycle count of a Loan Party’s Inventory.

(ii) Provide the Administrative Agent, when received by any Loan Party, with a copy of any management letter or similar communications from any accountant of that Loan Party.

(iii) Provide the Administrative Agent with copies of all filings by each Loan Party with the Securities and Exchange Commission, when so filed, and when received, copies of all correspondence from the SEC, other than routine non-substantive general communications from the SEC.

(iv) Provide the Administrative Agent with written notice of any intended bulk sale, liquidation, or other disposition of assets of any Loan Party at least ten (10) Business Days prior to the consummation of such sale or disposition, or commencement of such liquidation and a detailed summary of the net proceeds expected to be received therefrom; provided that nothing in this Section is intended to be, or shall be deemed to be, a waiver of any restriction on such disposition of assets set forth elsewhere in this Agreement, including, without limitation, Section 4.14.

(v) Provide the Administrative Agent, when so distributed, with copies of any materials distributed to the shareholders of Casual Male and each of the other Loan Parties (qua such shareholders).

5.4. BORROWING BASE CERTIFICATE. The Borrowers’ Representative shall provide the Administrative Agent on the fourth Business Day of each Fiscal Month as of the close of business the last day of the immediately preceding month, with a Borrowing Base Certificate; provided that, upon the occurrence and during the continuance of an Accelerated Borrowing Base Delivery Event, at the election of the Administrative Agent, such Borrowing Base Certificate shall be delivered weekly on Thursday of each week as of the close of business for the immediately preceding week. Such Certificate may be sent to the Administrative Agent by facsimile transmission or by electronic mail, provided that the original thereof is forwarded to the Administrative Agent on the date of such transmission.

5.5. MONTHLY REPORTS. Monthly, within thirty (30) days following the end of each Fiscal month of the Loan Parties, the Borrowers’ Representative shall provide the Administrative Agent with the following:

(a) A management prepared Consolidated financial statement of the Loan Parties for the subject month and for the period from the beginning of the Loan Parties’ then current Fiscal year through the end of the subject month, with comparative information for the same period of the previous Fiscal year and to the Business Plan or updated forecast, which statement shall include, at a minimum, a balance sheet, income statement, and cash flows.

(b) The Compliance Certificate described in Section 5.8.

5.6. QUARTERLY REPORTS. Quarterly, within fifty (50) days following the end of each Fiscal quarter of the Loan Parties, the Borrowers’ Representative shall provide the Administrative Agent with the following:

(a) A management prepared Consolidated financial statement of the Loan Parties for the subject quarter and for the period from the beginning of the Loan Parties’ then current Fiscal year through the end of the subject quarter, with comparative information for the same period of the previous Fiscal year and to the Business Plan or updated forecast, which statement shall include, at a minimum, a balance sheet, income statement, and cash flows.

(b) The Compliance Certificate described in Section 5.8.

5.7. ANNUAL REPORTS.

(a) Annually within ninety-five (95) days following the end of the Loan Parties’ Fiscal year, the Borrowers’ Representative shall furnish the Administrative Agent with the following:

(i) The Loan Parties’ annual Consolidated financial statement (with consolidating schedules), which statement shall have been prepared by, and bear the unqualified opinion of, the Loan Parties’ independent certified public accountants (i.e. said statement shall be “certified” by such accountants). Such annual statement shall include, at a minimum (with comparative information for the then prior Fiscal year), a balance sheet, income statement, statement of changes in shareholders’ equity, and cash flows.

(ii) The following Consolidated financial statements for the Loan Parties for the prior Fiscal year (each prepared by the Loan Parties’ independent accountants): Balance sheet, income statement, statement of changes in stockholders’ equity and cash flow.

(b) Each annual financial statement shall be accompanied by such accountant’s certificate certifying such annual financial statement.

(c) Annually within thirty (30) days following the end of each of the Loan Parties’ Fiscal years, the Borrowers’ Representative shall furnish the Administrative Agent with an updated Business Plan for the current Fiscal year which Business Plan shall include, at a minimum, a balance sheet, income statement, cash flows, and availability model each on a monthly basis for the following twelve (12) month period.

(d) Documents required to be delivered pursuant to this Section 5.7 and Sections 5.5 and 5.6 (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date: (i) on which the Borrowers’ Representative posts such documents, or provides a link thereto, on the Borrowers’ Representative’s website on the Internet at the website address from time to time provided by the Borrowers’ Representative to the Administrative Agent; or (ii) on which such documents are posted on the Borrowers’ Representative’s behalf on an Internet or intranet website, if any, to which each Revolving Credit Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrowers’ Representative shall deliver paper copies of such documents to the Administrative Agent or any

Revolving Credit Lender that requests the Borrowers’ Representative to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Revolving Credit Lender and (ii) the Borrowers’ Representative shall notify the Administrative Agent and each Revolving Credit Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Revolving Credit Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

5.8. COMPLIANCE CERTIFICATES. The Borrowers’ Representative shall cause the Borrowers’ Representative’s Chief Executive Officer, its President or its Chief Financial Officer of the Borrowers’ Representative, in each instance, to provide such Person’s certificate, in the form annexed hereto as EXHIBIT 5.8 (each such certificate, a “Compliance Certificate”), with those monthly, quarterly, and annual statements to be furnished pursuant to this Agreement, which Compliance Certificate shall:

(a) Indicate that the subject financial statement was prepared in accordance with GAAP consistently applied and presents fairly the Consolidated financial condition of the Loan Parties at the close of, and the results of the Loan Parties’ operations and cash flows for, the period(s) covered thereby, subject, however to the following:

(i) Usual year-end adjustments (this exception shall not be included in the Compliance Certificate which accompanies the Loan Parties’ annual financial statement).

(ii) Material Accounting Changes.

(b) Indicate either that (i) no Default has occurred and is continuing, or (ii) if a Default has occurred and is continuing, its nature (in reasonable detail) and the steps (if any) being taken or contemplated by the Loan Parties to be taken on account thereof.

5.9. INVENTORIES, APPRAISALS, AND AUDITS.

(a) The Administrative Agent may observe each inventory and any cycle count of the Collateral which is undertaken on behalf of any Loan Party. The Loan Parties shall conduct not less than one (1) physical inventory per Store and one (1) cycle count per warehouse, per Fiscal year. The Administrative Agent does not contemplate undertaking or requiring any additional physical inventories or cycle counts by or of the Loan Parties; provided, however, the Administrative Agent may do so if a Default has occurred and is continuing.

(i) On the Administrative Agent’s request, the Borrowers’ Representative shall provide the Administrative Agent with a copy of the preliminary results of each such physical inventory and cycle count (as well as of any other physical inventory or cycle count undertaken by any Loan Party) within ten (10) days following the completion of such physical inventory and such cycle count.

(ii) The Borrowers’ Representative, within thirty (30) days following the completion of such physical inventory and such cycle count, shall provide the Administrative Agent with a reconciliation of the results of each such physical inventory and cycle count (as well as of any other physical inventory or cycle count undertaken by any Loan Party) and shall post such results to the Loan Parties’ stock ledger and, as applicable to the Loan Parties’ other financial books and records.

(iii) The Administrative Agent, in its discretion, if a Default has occurred and is continuing, may cause such additional physical inventories and cycle counts to be taken as the Administrative Agent determines (each, at the expense of the Loan Parties).

(b) The Administrative Agent may obtain appraisals of the Collateral conducted by such appraisers as are satisfactory to the Administrative Agent. As of the Closing Date, the Administrative Agent shall be entitled to obtain one (1) appraisal (at the Loan Parties’ expense) of the Loan Parties’ Inventory during any twelve (12) month period during which this Agreement is in effect, conducted by such appraisers as are satisfactory to the Administrative Agent; provided that, if Excess Availability at any time is less than fifty percent (50%) of the Loan Cap, the Loan Parties acknowledge that the Administrative Agent may, in its discretion, undertake up to two (2) appraisals of the Loan Parties’ Inventory in the following twelve (12) month period at the Loan Parties’ expense; provided further that, if Excess Availability at any time is less than fifteen percent (15%) of the Loan Cap, the Loan Parties acknowledge that the Administrative Agent may, in its discretion, undertake up to three (3) appraisals of the Loan Parties’ Inventory in the following twelve (12) month period at the Loan Parties’ expense. In addition, the Administrative Agent may obtain additional appraisals at its own expense; provided, however, following the occurrence of an Event of Default, the Administrative Agent may cause additional appraisals to be undertaken at the Loan Parties’ expense.

(c) The Administrative Agent may obtain commercial finance audits of the Loan Parties’ books and records, conducted by such examiners as are satisfactory to the Administrative Agent. As of the Closing Date, the Administrative Agent shall be entitled to conduct one (1) commercial finance audit (at the Loan Parties’ expense) of the Loan Parties’ books and records during any twelve (12) month period during which this Agreement is in effect, conducted by such examiners as are satisfactory to the Administrative Agent; provided that, if Excess Availability at any time is less than fifty percent (50%) of the Loan Cap, the Loan Parties acknowledge that the Administrative Agent may, in its discretion, undertake up to two (2) commercial finance audits of the Loan Parties’ books and records in the following twelve (12) month period at the Loan Parties’ expense; provided further that, if Excess Availability at any time is less than fifteen percent (15%) of the Loan Cap, the Loan Parties acknowledge that the Administrative Agent may, in its discretion, undertake up to three (3) commercial finance audits of the Loan Parties’ books and records in the following twelve (12) month period at the Loan Parties’ expense. In addition, the Administrative Agent may obtain additional commercial finance audits at its own expense; provided, however, following the occurrence of an Event of Default, the Administrative Agent may cause additional commercial finance audits to be undertaken at the Loan Parties’ expense.

5.10. ADDITIONAL FINANCIAL INFORMATION.

(a) In addition to all other information required to be provided pursuant to this Article 5, the Borrowers’ Representative promptly shall provide the Administrative Agent with such other and additional information concerning the Loan Parties (and any guarantor of the Liabilities), the Collateral, the operation of the Loan Parties’ business, and the Loan Parties’ financial condition, including original counterparts of financial reports and statements, as the Administrative Agent reasonably may from time to time request, in its reasonable discretion.

(b) Each Loan Party recognizes that all appraisals, inventories, analyses, financial information, and other materials which the Administrative Agent may obtain, develop, or receive with respect to the Loan Parties are confidential to the Administrative Agent and that, except with the consent of the Administrative Agent, no Loan Party is entitled to receipt of any of such appraisals, inventories, analyses, financial information, and other materials, nor copies or extracts thereof or therefrom.

5.11. EXCESS AVAILABILITY COVENANT. The Loan Parties shall maintain Excess Availability at all times of not less than the greater of (a) ten percent (10%) of the Loan Cap or (b) $5,000,000.00.

ARTICLE 6 - USE OF COLLATERAL:

6.1. USE OF INVENTORY COLLATERAL.

(a) No Loan Party shall engage in any of the following with respect to its Inventory:

(i) Any sale other than for fair consideration in the conduct of the Loan Parties’ business in the ordinary course.

(ii) Sales or other dispositions to creditors.

(iii) Sales or other dispositions in bulk, except for Permitted Asset Dispositions.

(iv) Sales of any Collateral in breach of any provision of this Agreement.

(b) No sale of Inventory shall be on consignment, approval, or under any other circumstances such that, with the exception of the Loan Parties’ customary return policy applicable to the return of Inventory purchased by the Loan Parties’ retail customers in the ordinary course, such Inventory may be returned to a Loan Party without the consent of the

Administrative Agent, unless, in the case of Inventory consigned by a Loan Party to another Person, (i) such Loan Party has filed against the third party consignee a UCC financing statement or such other registration (which UCC financing statement or other registration shall be assigned to the Collateral Agent) as the Administrative Agent may reasonably determine to be necessary to perfect and protect its security interest in such consigned Inventory, and (ii) as to which such Loan Party has delivered to each secured party of the third party consignee (if any) notice of such Loan Party’s interest in such Inventory to the extent required pursuant to the UCC or other Applicable Law.

6.2. INVENTORY QUALITY. All Inventory now owned or hereafter acquired by a Loan Party is and will be of good and merchantable quality and free from defects (other than defects within customary trade tolerances), other than Inventory owned or acquired for outlet stores, which in the ordinary course sell manufacturer’s overruns, discontinued lines, and irregulars.

6.3. ADJUSTMENTS AND ALLOWANCES. Each Loan Party may grant such allowances or other adjustments to that Loan Party’s Account Debtors (exclusive of extending the time for payment of any material Account or Account Receivable, which shall not be done without first obtaining the Administrative Agent’s prior written consent in each instance) as that Loan Party may reasonably deem to accord with sound business practice, provided, however, at any time that a Default has occurred and is continuing, the authority granted the Loan Parties pursuant to this Section 6.3 may be limited or terminated by the Administrative Agent at any time in the Administrative Agent’s reasonable discretion.

ARTICLE 7 - CASH MANAGEMENT. PAYMENT OF LIABILITIES:

7.1. DEPOSITORY ACCOUNTS.

(a) Annexed hereto as EXHIBIT 7.1 is a schedule of all present DDA’s, which schedule includes, with respect to each depository: (i) the name and address of that depository; (ii) the account number(s) of the account(s) maintained with such depository; and (iii) a contact person at such depository.

(b) The Borrowers’ Representative shall deliver to the Administrative Agent, as a condition to the effectiveness of this Agreement, a Blocked Account Agreement with each Blocked Account Bank.

(c) No Loan Party will establish any deposit account other than an Exempt DDA, unless the Borrowers’ Representative provides the Administrative Agent with notice thereof and, if required pursuant to the terms of this Agreement, a Blocked Account Agreement.

7.2. CREDIT CARD RECEIPTS.

(a) Annexed hereto as EXHIBIT 7.2 is a schedule which describes all arrangements to which each Loan Party is a party with respect to the payment to such Loan Party of the proceeds of all credit card charges for sales by such Loan Party.

(b) The Borrowers’ Representative shall deliver to the Administrative Agent, as a condition to the effectiveness of this Agreement, notification, executed on behalf of the relevant Loan Party, to each of such Loan Party’s credit card clearinghouses and processors (in form satisfactory to the Administrative Agent), which notice provides that payment of all credit card charges submitted by any Loan Party to that clearinghouse or processor and any other amount payable to any Loan Party by such clearinghouse or processor shall be directed to (i) a Blocked Account or (ii) after the occurrence and during the continuance of a Cash Dominion Event, the Administrative Agent’s Account or as otherwise designated from time to time by the Administrative Agent. No Loan Party shall change such direction or designation except upon and with the prior written consent of the Administrative Agent.

7.3. THE ADMINISTRATIVE AGENT’S, BLOCKED, AND OPERATING ACCOUNTS.

(a) The following checking accounts have been or will be established (and are so referred to herein):

(i) The “Administrative Agent’s Account” (so referred to herein): Established by the Administrative Agent with Bank of America.

(ii) The “Blocked Accounts” (so referred to herein): The deposit accounts from time to time established by any Loan Party with a Blocked Account Bank in respect of which the Agent has required a Blocked Account Agreement pursuant to the terms of this Agreement.

(iii) The “Operating Account” (so referred to herein): Established by the Borrowers’ Representative with Bank of America.

(b) The contents of each DDA and of the Blocked Accounts constitutes Collateral and Proceeds of Collateral. The contents of the Administrative Agent’s Account constitutes the Administrative Agent’s property.

(c) The Loan Parties shall pay all fees and charges of, and maintain such impressed balances as may be required by the depository in which any account is opened as required hereby (even if such account is opened by and/or is the property of the Administrative Agent).

7.4. PROCEEDS AND COLLECTIONS.

(a) All Receipts and all other cash proceeds of any sale or other disposition of any of each Loan Party’s assets:

(i) Constitute Collateral and proceeds of Collateral.

(ii) Shall be held in trust by the Loan Parties for the Administrative Agent.

(iii) Shall not be commingled with any of any Loan Party’s other funds.

(iv) Shall be deposited in a DDA or a Blocked Account and, after the occurrence and during the continuance of a Cash Dominion Event, shall be transferred only to a Blocked Account and/or the Administrative Agent’s Account.

(b) The Borrowers’ Representative shall cause by ACH or wire transfer to a Blocked Account, no less frequently than daily (and whether or not there is then an outstanding balance in the Loan Account), the following:

(i) The entire contents (net of any minimum required balance not in any event to exceed $2500) of each DDA (but excluding any Exempt DDA).

(ii) The proceeds of all credit card charges not otherwise provided for pursuant hereto.

So long as no Cash Dominion Event has occurred and is continuing, the Loan Parties may direct, and shall have sole control over, the manner of disposition of funds in the Blocked Accounts.

(c) After the occurrence and during the continuance of a Cash Dominion Event, the Borrowers’ Representative shall cause by ACH or wire transfer to the Administrative Agent’s Account, no less frequently than daily (and whether or not any Liabilities are then outstanding), of the entire ledger balance (net of any minimum required balance not in any event to exceed $2500) of each Blocked Account.

(d) In the event that, notwithstanding the provisions of this Section 7.4, any Loan Party receives or otherwise has dominion and control of any Receipts, or any other proceeds or collections of any Collateral, after the occurrence and during the continuance of a Cash Dominion Event, such Receipts, proceeds, and collections shall be held in trust by that Loan Party for the Administrative Agent, shall not be commingled with any of that Loan Party’s other funds or deposited in any account of any Loan Party and shall, not later than the Business Day after receipt thereof, be deposited into the Administrative Agent’s Account or dealt with in such other fashion as such Loan Party may be instructed by the Administrative Agent.

7.5. PAYMENT OF LIABILITIES.

(a) On each Business Day, the Administrative Agent shall apply the then collected balance of the Administrative Agent’s Account (net of fees charged, and of such impressed balances as may be required by the bank at which the Administrative Agent’s Account is maintained) first, against the SwingLine Loans (if any), and, second, against the unpaid balance of the Loan Account. For purposes of the calculation of interest on the unpaid principal balance of the Loan Account, such payment shall be deemed to have been made one (1) Business Day after such transfer, and further provided that until the occurrence, and during the continuance, of an Event of Default, unless the Borrower Representative otherwise instructs the Administrative Agent, the balance of the Administrative Agent’s Account shall not be applied to any LIBOR Loans until the end of the applicable Interest Period therefor.

(b) The following rules shall apply to deposits and payments under and pursuant to this Section 7.5:

(i) Funds shall be deemed to have been deposited to the Administrative Agent’s Account on the Business Day on which deposited, provided that such deposit is delivered to the Administrative Agent by 2:00 PM on that Business Day.

(ii) Funds paid to the Administrative Agent, other than by deposit to the Administrative Agent’s Account, shall be deemed to have been received on the Business Day when they are good and collected funds, provided that such payment is delivered to the Administrative Agent by 2:00 PM on that Business Day.

(iii) If a deposit to the Administrative Agent’s Account (Section 7.5(b)(i)) or payment (Section 7.5(b)(ii)) is not delivered to the Administrative Agent until after 2:00 PM on a Business Day, such deposit or payment shall be deemed to have been made at 9:00 AM on the then next Business Day.

(iv) All deposits to the Administrative Agent’s Account and other payments to the Administrative Agent are subject to clearance and collection.

(c) The Administrative Agent shall transfer to the Operating Account any surplus in the Administrative Agent’s Account remaining after the application towards the Liabilities referred to in Section 7.5(a) above (less those amount which are to be netted out, as provided therein); provided, however, in the event that

(i) a Default has occurred and is continuing; and

(ii) one or more L/C’s are then outstanding;

then the Administrative Agent may establish a funded reserve of up to 103% of the aggregate of the Stated Amounts of such L/C’s. Such funded reserve shall either be (i) returned to the Borrowers’ Representative at such time that no Default has occurred and is continuing or (ii) applied towards the Liabilities following Acceleration.

7.6. THE OPERATING ACCOUNT. Except as otherwise specifically provided in, or permitted by, this Agreement, all checks shall be drawn by the Borrowers’ Representative upon, and other disbursements shall be made by the Borrowers’ Representative solely from, the Operating Account.

ARTICLE 8 - GRANT OF SECURITY INTEREST:

8.1. GRANT OF SECURITY INTEREST. To secure the Borrowers’ prompt, punctual, and faithful performance of all and each of the Liabilities, each Borrower hereby grants to the Collateral Agent, for the benefit of the Secured Parties as their interests may appear herein, a continuing security interest in and to, and assigns to the Collateral Agent, for the benefit of the Secured Parties as their interests may appear herein the following, and each item thereof, whether now owned or now due, or in which that Borrower has an interest, or hereafter acquired, arising, or to become due, or in which that Borrower obtains an interest, and all products, Proceeds, substitutions, and accessions of or to any of the following (all of which, together with any other property in which the Collateral Agent may in the future be granted a security interest, is referred to herein as the “Collateral”; any of the following terms not defined in this Agreement shall have the meanings attributed thereto in the UCC):

(a) All Accounts and accounts receivable.

(b) All Inventory.

(c) All General Intangibles.

(d) All Equipment.

(e) All Goods.

(f) All Farm Products.

(g) All Fixtures.

(h) All Chattel Paper.

(i) All Letter-of-Credit Rights.

(j) All Payment Intangibles.

(k) All Supporting Obligations.

(l) All books, records, and information relating to the Collateral and/or to the operation of each Borrower’s business, and all rights of access to such books, records, and information, and all property in which such books, records, and information are stored, recorded, and maintained.

(m) All Leasehold Interests.

(n) All Investment Property, Instruments, Documents, Deposit Accounts, money, policies and certificates of insurance, deposits, impressed accounts, compensating balances, cash, or other property.

(o) Commercial Tort Claims

(p) All insurance proceeds, refunds, and premium rebates, including, without limitation, proceeds of fire and credit insurance, whether any of such proceeds, refunds, and premium rebates arise out of any of the foregoing (8.1(a) through 8.1(n)) or otherwise.

(q) All liens, guaranties, rights, remedies, and privileges pertaining to any of the foregoing (8.1(a) through 8.1(p)), including the right of stoppage in transit.

Notwithstanding anything in this Agreement to the contrary, with respect to each item of Collateral constituting Equipment subject to a Capital Lease, or constituting an agreement, license, permit or other instrument of a Borrower, such item shall be subject to the security interest created hereby only to the extent that the granting of such security interest, under the terms of such Capital Lease, agreement, license, permit or other instrument, or as provided by law, does not cause any default under or termination of such Capital Lease, agreement, license, permit or other instrument or the loss of any material right of a Borrower thereunder; provided, however, that in no event shall the foregoing be construed to exclude from the security interest created by this Agreement, proceeds or products of any such Capital Lease, agreement, license, permit or other instrument of a Borrower or any accounts receivable or the right to payments due or to become due a Borrower under any such agreement or other instrument.

8.2. EXTENT AND DURATION OF SECURITY INTEREST; NOTICE.

(a) The security interest created and granted herein is in addition to, and supplemental of, any security interest previously granted by any Borrower to the Collateral Agent and shall continue in full force and effect applicable to all Liabilities until both (a) all Liabilities have been paid and/or satisfied in full and (b) the security interest created herein is specifically terminated in writing by a duly authorized officer of the Collateral Agent.

(b) It is intended that the Collateral Interests created herein extend to and cover all assets of each Borrower.

(c) If a Borrower shall at any time acquire a Commercial Tort Claim, the Borrowers’ Representative shall promptly notify the Administrative Agent in writing of the details thereof and the Borrower shall take such actions as the Collateral Agent shall request in order to grant to the Collateral Agent, for the benefit of the Revolving Credit Lenders as their interests may appear herein, a perfected and first priority security interest therein and in the Proceeds thereof.

ARTICLE 9 - COLLATERAL AGENT AS ATTORNEY-IN-FACT:

9.1. APPOINTMENT AS ATTORNEY-IN-FACT. Each Borrower hereby irrevocably constitutes and appoints the Collateral Agent (acting through any of its officers or representatives) as that Borrower’s true and lawful attorney, with full power of substitution, following the occurrence of an Event of Default, to convert the Collateral into cash at the sole risk, cost, and expense of that Borrower, but for the sole benefit of the Agents and the Secured Parties. The rights and powers granted the Collateral Agent by this appointment include but are not limited to the right and power to:

(a) Prosecute, defend, compromise, or release any action relating to the Collateral.

(b) Sign change of address forms to change the address to which each Borrower’s mail is to be sent to such address as the Collateral Agent shall designate; receive and open each Borrower’s mail; remove any Receivables Collateral and Proceeds of Collateral therefrom and turn over the balance of such mail either to the Borrowers’ Representative or to any trustee in bankruptcy or receiver of the Borrowers’ Representative, or other legal representative of a Borrower whom the Collateral Agent determines to be the appropriate person to whom to so turn over such mail.

(c) Endorse the name of the relevant Borrower in favor of the Collateral Agent upon any and all checks, drafts, notes, acceptances, or other items or instruments; sign and endorse the name of the relevant Borrower on, and receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title respectively relating to the Collateral.

(d) Sign the name of the relevant Borrower on any notice to that Borrower’s Account Debtors or verification of the Receivables Collateral; sign the relevant Borrower’s name on any Proof of Claim in Bankruptcy against Account Debtors, and on notices of lien, claims of mechanic’s liens, or assignments or releases of mechanic’s liens securing the Accounts.

(e) Take all such action as may be necessary to obtain the payment of any letter of credit and/or banker’s acceptance of which any Borrower is a beneficiary.

(f) Repair, manufacture, assemble, complete, package, deliver, alter or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any customer of each Borrower.

(g) Use, license or transfer any or all General Intangibles of each Borrower.

9.2. NO OBLIGATION TO ACT. The Collateral Agent shall not be obligated to do any of the acts or to exercise any of the powers authorized by Section 9.1 herein, but if the Collateral Agent elects to do any such act or to exercise any of such powers, it shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to any Borrower for any act or omission to act except for any act or omission to act as to which there is a final determination made in a judicial proceeding (in which proceeding the Collateral Agent has had an opportunity to be heard) which determination includes a specific finding that the subject act or omission to act had been grossly negligent or in actual bad faith or constituted willful misconduct.

ARTICLE 10 - EVENTS OF DEFAULT:

The occurrence of any event described in this Article 10 respectively shall constitute an “Event of Default” herein.

10.1. FAILURE TO PAY THE REVOLVING CREDIT FACILITY. The failure by any Loan Party to pay when due any principal of, interest on, or fees in respect of, the Revolving Credit Facility.

10.2. FAILURE TO MAKE OTHER PAYMENTS. The failure by any Loan Party to pay within five (5) Business Days when due (or upon demand, if payable on demand) any payment Liability other than any payment liability on account of the principal of, or interest on, or fees in respect of, the Revolving Credit Facility.

10.3. FAILURE TO PERFORM COVENANT OR LIABILITY (NO GRACE PERIOD). The failure by any Loan Party to promptly, punctually, faithfully and timely perform, discharge, or comply with any covenant or Liability not otherwise described in Section 10.1 or Section 10.2 hereof, and included in any of the following provisions hereof:

Section	Relates to :
4.5	Location of Collateral
4.7(a)	Title to Assets
4.8	Indebtedness
4.9	Insurance Policies
4.20	Dividends, Investments and Other Entity Actions
4.26	Affiliate Transactions
4.27	Further Assurances
5.11	Excess Availability Covenant
6.1	Use of Inventory Collateral
Article 7	Cash Management (except if the failure to comply is as a result of force majeure or through no fault of the Loan Parties)

10.4. FINANCIAL REPORTING REQUIREMENTS. The failure by any Loan Party to promptly, punctually, faithfully and timely perform, discharge, or comply with the financial reporting requirements included in Article 5, subject, however, to the following limited number of grace periods applicable to certain of those requirements:

REPORT / STATEMENT	REQUIRED BY SECTION	GRACE PERIOD	NUMBER OF GRACE PERIODS
Borrowing Base Certificates	5.4	One Business Day	Three per Fiscal Quarter
Monthly Reports (30 Days)	5.5	Three Business Days	Three in any 12 months

10.5. FAILURE TO PERFORM COVENANT OR LIABILITY (GRACE PERIOD). The failure by any Loan Party, within fifteen (15) days following the earlier of any Loan Party’s knowledge of a breach of any covenant or Liability not described in any of Sections 10.1, 10.2, 10.3, or 10.4, or of the Borrowers’ Representative’s receipt of written notice from the Administrative Agent of the breach of any such covenants or Liabilities.

10.6. MISREPRESENTATION. The determination by the Administrative Agent that any representation or warranty at any time made by any Loan Party to any Agent or any Revolving Credit Lender was not true or complete in all material respects when given.

10.7. ACCELERATION OF OTHER DEBT; BREACH OF LEASE. The occurrence of any event such that any Indebtedness of any Loan Party in excess of $5,000,000.00 to any creditor other than the Agent or any Revolving Credit Lender could be accelerated or, without the consent of a Loan Party, Leases with aggregate monthly rents of at least $1,000,000.00 could be terminated prior to the stated termination date thereof (whether or not the subject creditor or lessor takes any action on account of such occurrence).

10.8. DEFAULT UNDER OTHER AGREEMENTS. The occurrence of any breach or default under any agreement between the Agent or any Revolving Credit Lender and any Loan Party or instrument or paper given the Agent or any Revolving Credit Lender by any Loan Party not constituting a Loan Document, whether such agreement, instrument, or paper now exists or hereafter arises, with respect to Indebtedness in excess of $5,000,000.00 (notwithstanding that the Agent or the subject Revolving Credit Lender may not have exercised its rights upon default under any such other agreement, instrument or paper).

10.9. UNINSURED CASUALTY LOSS. The occurrence of any uninsured loss, theft, damage, or destruction of or to any material portion of the Collateral.

10.10. ATTACHMENT; JUDGMENT; RESTRAINT OF BUSINESS.

(a) The service of process upon any Agent or any Revolving Credit Lender or any Participant of a court order or order of any other applicable governmental authority attaching, by trustee, mesne, or other process, any funds of any Loan Party on deposit with, or assets of any Loan Party in the possession of, that Agent or that Revolving Credit Lender or such Participant.

(b) The entry of judgments against any Loan Party, to the extent not covered by insurance (subject to a reasonable deductible) aggregating more than $750,000, which judgments are not satisfied (if a money judgment) or appealed from (with execution or similar process stayed) within thirty (30) days of entry.

(c) The entry of any order or the imposition of any other process having the force of law, the effect of which is to restrain in any material way the conduct by any Loan Party of its business in the ordinary course.

10.11. INDICTMENT - FORFEITURE. The indictment of, or institution of any legal process or proceeding against, any Loan Party, under any federal, state, municipal, and other civil or criminal statute, rule, regulation, order, or other requirement having the force of law where the relief, penalties, or remedies sought or available include the forfeiture of more than a de minimis part of the property of that Loan Party and/or the imposition of any stay or other order, the effect of which could be to restrain in any material way the conduct by any Loan Party of its business in the ordinary course.

10.12. CHALLENGE TO LOAN DOCUMENTS.

(a) Any challenge by or on behalf of the Borrowers’ Representative, any Loan Party to the validity of any Loan Document or the applicability or enforceability of any Loan Document strictly in accordance with the subject Loan Document’s terms or which seeks to void, avoid, limit, or otherwise adversely affect any security interest created by or in any Loan Document or any payment made pursuant thereto.

(b) Any determination by any court or any other judicial or government authority that any Loan Document is not enforceable strictly in accordance with the subject Loan Document’s terms or which voids, avoids, limits, or otherwise adversely affects any security interest created by any Loan Document or any payment made pursuant thereto.

10.13. CHANGE IN CONTROL. Any Change in Control.

10.14. BUSINESS FAILURE. Any act by, against or relating to any Loan Party, or its property or assets, which act constitutes the determination by any Loan Party to initiate or acquiesce to: a program of partial or total self-liquidation; an application for, consent to, or sufferance of the appointment of a receiver, trustee, or other person, pursuant to court action or otherwise, with respect to all or any part of any Loan Party’s property; the granting of any trust mortgage or execution of an assignment for the benefit of the creditors of any Loan Party; any other voluntary or involuntary liquidation or extension of debt agreement for any Loan Party; the offering by, or entering into by, any Loan Party of any composition, extension, or any other arrangement seeking relief from or extension of the debts of any Loan Party; or the initiation of any judicial or non-judicial proceeding or agreement by, against, or including any Loan Party which seeks or intends to accomplish a reorganization or arrangement with creditors; and/or the initiation by or on behalf of any Loan Party of the liquidation or winding up of all or any part of any Loan Party’s business or operations.

10.15. BANKRUPTCY. The failure by any Loan Party to generally pay the debts of that Loan Party as they mature; adjudication of bankruptcy or insolvency relative to any Loan Party; the entry of an order for relief or similar order with respect to any Loan Party in any proceeding pursuant to the Bankruptcy Code or any other federal bankruptcy law; the filing of any complaint, application, or petition by any Loan Party initiating any matter in which any Loan Party is or may be granted any relief from the debts of that Loan Party pursuant to the Bankruptcy Code or any other insolvency statute or procedure; the filing of any complaint, application, or petition against any Loan Party initiating any matter in which that Loan Party is or may be granted any relief from the debts of that Loan Party pursuant to the Bankruptcy Code or any other insolvency statute or procedure, which complaint, application, or petition is not timely contested in good faith by that Loan Party by appropriate proceedings or, if so contested, is not dismissed within ninety (90) days of when filed.

10.16. TERMINATION OF BUSINESS. Unless subject to the prior written consent of the Agent, the determination of the Loan Parties, whether by vote of the Loan Parties’ board of directors or otherwise to: suspend the operation of the Loan Parties’ business in the ordinary course, liquidate all or a material portion of the Loan Parties’ assets or Stores, or employ an agent or other third party to conduct any so-called store closing, store liquidation or “Going-Out-Of-Business” sales (other than in connection with a Permitted Asset Disposition).

10.17. PAYMENT OF OTHER INDEBTEDNESS. The Loan Parties shall prepay or discharge any Indebtedness prior to its maturity date except as expressly permitted hereunder.

10.18. DEFAULT BY GUARANTOR; TERMINATION OF GUARANTY. The occurrence of any Guarantor Default and/or the termination or attempted termination of any Guaranty Agreement by any Person.

10.19. MATERIAL ADVERSE CHANGE. An event shall have occurred or failed to occur, which occurrence or failure is or could have a materially adverse effect upon the financial condition of Casual Male and its Subsidiaries when compared with such financial condition as of July 31, 2010.

ARTICLE 11 - RIGHTS AND REMEDIES UPON DEFAULT:

11.1. ACCELERATION. Upon the occurrence of any Event of Default, the Administrative Agent may (and on the issuance of Acceleration Notice(s) requisite to the causing of Acceleration, the Administrative Agent shall) declare all Indebtedness of the Loan Parties to the Revolving Credit Lenders to be immediately due and payable and may exercise all of the Administrative Agent’s Rights and Remedies (and the Collateral Agent may likewise exercise all of its rights and remedies upon default) as the Administrative Agent from time to time thereafter determines as appropriate.

11.2. RIGHTS OF ENFORCEMENT. The Collateral Agent shall have all of the rights and remedies of a secured party upon default under the UCC, in addition to which the Collateral Agent shall have all and each of the following rights and remedies:

(a) To give notice to any bank at which any DDA or Blocked Account is maintained and in which Proceeds of Collateral are deposited, to turn over such Proceeds directly to the Collateral Agent.

(b) To give notice to any customs broker of any of the Loan Parties to follow the instructions of the Collateral Agent as provided in any written agreement or undertaking of such broker in favor of the Collateral Agent.

(c) To collect the Receivables Collateral with or without the taking of possession of any of the Collateral.

(d) To take possession of all or any portion of the Collateral.

(e) To sell, lease, or otherwise dispose of any or all of the Collateral, in its then condition or following such preparation or processing as the Collateral Agent deems advisable and with or without the taking of possession of any of the Collateral.

(f) Subject to the terms of store leases and provisions of applicable law, to conduct one or more going out of business sales which include the sale or other disposition of the Collateral.

(g) To apply the Receivables Collateral or the Proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the Liabilities.

(h) To exercise all or any of the rights, remedies, powers, privileges, and discretions under all or any of the Loan Documents.

11.3. SALE OF COLLATERAL.

(a) Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Collateral Agent deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Collateral Agent’s disposition of the Collateral.

(b) The Collateral Agent, in the exercise of the Collateral Agent’s rights and remedies upon default, may, subject to the terms of store leases and provisions of applicable law, conduct, or may require the Loan Parties to conduct, one or more going out of business sales, in the Collateral Agent’s own right or by one or more agents and contractors. Subject to the terms of store leases such sale(s) may be conducted upon any premises owned, leased, or occupied by any Loan Party. Subject to applicable law, the Collateral Agent and any such agent or contractor, in conjunction with any such sale, may augment the Inventory with other goods (all of which other goods shall remain the sole property of the Collateral Agent or such agent or contractor). The Borrowers shall have no responsibility or liability for any such augmented inventory. Any amounts realized from the sale of such goods which constitute augmentations to the Inventory (net of an allocable share of the costs and reasonable expenses incurred in their disposition) shall be the sole property of the Collateral Agent or such agent or contractor and neither any Loan Party nor any Person claiming under or in right of any Loan Party shall have any interest therein. The proceeds of any such going out of business sale which is conducted by a Loan Party at the request of the Collateral Agent shall be first applied to the direct costs of such sale.

(c) Unless the Collateral is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Collateral Agent shall provide the Borrowers’ Representative such notice as may be practicable under the circumstances), the Collateral Agent shall give the Borrowers’ Representative at least ten (10) days prior written notice of the date, time, and place of any proposed public sale, and of the date after which any private sale or other disposition of the Collateral may be made. Each Borrower agrees that such written notice shall satisfy all requirements for notice to that Borrower which are imposed under the UCC or other applicable law with respect to the exercise of the Collateral Agent’s rights and remedies upon default.

(d) The Collateral Agent, the Administrative Agent, and any Revolving Credit Lender may purchase the Collateral, or any portion of it at any sale held under this Article.

(e) If any of the Collateral is sold, leased, or otherwise disposed of by the Collateral Agent on credit, the Liabilities shall not be deemed to have been reduced as a result thereof unless and until payment is finally received thereon by the Collateral Agent.

(f) The Collateral Agent shall turn over to the Administrative Agent the proceeds of the exercise by the Collateral Agent of its rights and remedies under this Article 11. The Administrative Agent shall apply the proceeds of the Collateral Agent’s exercise of its rights and remedies upon default pursuant to this Article 11 in accordance with Sections 13.5 and 13.6.

11.4. OCCUPATION OF BUSINESS LOCATION. In connection with the Collateral Agent’s exercise of the Collateral Agent’s rights under this Article 11, the Collateral Agent may enter upon, occupy, and use any premises owned or occupied by each Loan Party, and may exclude each Loan Party from such premises or portion thereof as may have been so entered upon, occupied, or used by the Collateral Agent. The Collateral Agent shall not be required to remove any of the Collateral from any such premises upon the Collateral Agent’s taking possession thereof, and may render any Collateral unusable to the Loan Parties. In no event shall the Collateral Agent be liable to any Loan Party for use or occupancy by the Collateral Agent of any premises pursuant to this Article 11 nor for any charge (such as wages for any Loan Party’s employees and utilities) incurred in connection with the Collateral Agent’s exercise of the Collateral Agent’s Rights and Remedies.

11.5. GRANT OF NONEXCLUSIVE LICENSE. Except to the extent prohibited by a Borrower’s contractual obligations, which prohibition has been disclosed to the Administrative Agent, each Borrower hereby grants to the Collateral Agent a royalty free, nonexclusive and irrevocable license to use, apply, and affix any trademark, trade name, logo, or the like in which any Borrower now or hereafter has rights, such license being with respect to the Collateral Agent’s exercise of the rights hereunder including, without limitation, in connection with any completion of the manufacture of Inventory or sale or other disposition of Inventory.

11.6. ASSEMBLY OF COLLATERAL. The Collateral Agent may require any Borrower to assemble the Collateral and make it available to the Collateral Agent at the Loan Parties’ sole risk and expense at a place or places which are reasonably convenient to both the Collateral Agent and the Borrowers’ Representative.

11.7. RIGHTS AND REMEDIES. The rights, remedies, powers, privileges, and discretions of the Administrative Agent hereunder (herein, the “Agents’ Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which it would otherwise have. No delay or omission by an Agent in exercising or enforcing any of the Agents’ Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by an Agent of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agents’ Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between any Agent and any person, at any time, shall preclude the other or further exercise of the Agents’ Rights and Remedies. No waiver by any Agent of any of the Agents’ Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agents’ Rights and Remedies may be exercised at such time or times and in such order of preference as the Agents may determine. The Agents’ Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Liabilities.

ARTICLE 12 - LOAN FUNDINGS AND DISTRIBUTIONS:

12.1. FUNDING PROCEDURES.

(a) The Administrative Agent shall advise each Revolving Credit Lender, no later than 3:00 PM on the date on which any Revolving Credit Loan (other than a SwingLine

Loan) is requested, that such Revolving Credit Loan is to be made. Such advice, in each instance, may be by telephone or facsimile transmission; provided that, if such advice is by telephone, it shall be confirmed in writing. Advice of a Revolving Credit Loan shall include the amount of and interest rate applicable to the subject Revolving Credit Loan.

(b) Subject to that Revolving Credit Lender’s Revolving Credit Dollar Commitment, each Revolving Credit Lender, by no later than the end of business on the day on which the subject Revolving Credit Loan is to be made, shall Transfer that Revolving Credit Lender’s Revolving Credit Percentage Commitment of the subject Revolving Credit Loan to the Administrative Agent.

12.2. SWINGLINE LOANS.

(a) In the event that, when a Revolving Credit Loan is requested, the aggregate unpaid balance of the SwingLine Loan is less than the SwingLine Loan Ceiling, then the SwingLine Lender may in its sole discretion advise the Administrative Agent that the SwingLine Lender has determined to include up to the amount of the requested Revolving Credit Loan as part of the SwingLine Loan. In such event, the SwingLine Lender shall Transfer the amount of the requested Revolving Credit Loan to the Administrative Agent.

(b) The SwingLine Loan shall be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate as follows:

(i) At any time and from time to time, the SwingLine Lender may advise the Administrative Agent that all, or any part, of the SwingLine Loan is to be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate, provided that if the Administrative Agent is not so advised by the SwingLine Lender, then all SwingLine Loans shall be converted no less frequently than weekly to Revolving Credit Loans in which all Revolving Credit Lenders participate.

(ii) At the initiation of a Liquidation, the then entire unpaid principal balance of the SwingLine Loan shall be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate.

In either such event, the Administrative Agent shall advise each Revolving Credit Lender of such conversion as if, and with the same effect as if, such conversion were the making of a Revolving Credit Loan as provided in Section 13.1.

(c) The SwingLine Lender, in separate capacities, may also be one or more Agents or Revolving Credit Lenders.

(d) The SwingLine Lender, in its capacity as SwingLine Lender, is not a “Revolving Credit Lender” for any of the following purposes:

(i) Except as otherwise specifically provided in the relevant Section, any distribution pursuant to Section 13.6.

(ii) Determination of whether the requisite Revolving Credit Lenders have Consented to action requiring such Consent.

12.3. ADMINISTRATIVE AGENT’S COVERING OF FUNDINGS:

(a) Each Revolving Credit Lender shall make available to the Administrative Agent, as provided herein, that Revolving Credit Lender’s Revolving Credit Percentage Commitment of the following:

(i) Each Revolving Credit Loan, up to the maximum amount of that Revolving Credit Lender’s Revolving Credit Dollar Commitment of the Revolving Credit Loans.

(ii) Up to the maximum amount of that Revolving Credit Lender’s Revolving Credit Dollar Commitment of each L/C Drawing (to the extent that such L/C Drawing is not “covered” by a Revolving Credit Loan as provided herein).

(b) In all circumstances, the Administrative Agent may:

(i) Assume that each Revolving Credit Lender, subject to Section 12.3(a), timely shall make available to the Administrative Agent that Revolving Credit Lender’s Revolving Credit Percentage Commitment of each Revolving Credit Loan, notice of which is provided pursuant to Section 12.1 and shall make available, to the extent not “covered” by a Revolving Credit Loan, that Revolving Credit Lender’s Revolving Credit Percentage Commitment of any honoring of an L/C.

(ii) In reliance upon such assumption, make available the corresponding amount to the Loan Parties.

(iii) Assume that each Revolving Credit Lender timely shall pay, and shall make available, to the Administrative Agent all other amounts which that Revolving Credit Lender is obligated to so pay and/or make available hereunder or under any of the other Loan Documents.

(c) In the event that, (i) in reliance upon any of such assumptions, the Administrative Agent makes available a Revolving Credit Lender’s Revolving Credit Percentage Commitment of one or more Revolving Credit Loans, or any other amount to be made available hereunder or under any of the other Loan Documents, which amount a Revolving Credit Lender (a “Delinquent Revolving Credit Lender”) fails to provide to the Administrative Agent within one (1) Business Day of written notice of such failure, or (ii) for any reason, any Revolving Credit Lender shall become a Deteriorating Revolving Credit Lender, then:

(i) The amount which had been made available by the Administrative Agent is an “Administrative Agent’s Cover” (and is so referred to herein).

(ii) All interest paid by the Loan Parties on account of the Revolving Credit Loan or coverage of the subject honoring of any L/C which consists of the Administrative Agent’s Cover shall be retained by the Administrative Agent until the Administrative Agent’s Cover, with interest, has been paid. At the option of the Administrative Agent, all other amounts payable to a Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender hereunder (whether on account of principal, interest, fees or otherwise) shall, in lieu of being distributed to such Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender, be retained by the Administrative Agent as cash collateral for future funding obligations of such Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender in respect of any Revolving Credit Loan or existing or future participating interest in any SwingLine Loan or L/C.

(iii) The Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender shall pay to the Administrative Agent, on demand, interest at a rate equal to the prevailing Federal Funds Rate on any Administrative Agent’s Cover in respect of that Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender.

(iv) The Administrative Agent shall have succeeded to all rights to payment to which the Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender otherwise would have been entitled hereunder in respect of those amounts paid by or in respect of the Loan Parties on account of the Administrative Agent’s Cover together with interest until it is repaid. Such payments shall be deemed made first towards the amounts in respect of which the Administrative Agent’s Cover was provided and only then towards amounts in which the Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender is then participating. For purposes of distributions to be made pursuant to Section 12.4(a) (which relates to ordinary course distributions) or Section 13.5 (which relates to distributions of proceeds of a Liquidation) below, amounts shall be deemed distributable to a Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender, as applicable (and consequently, to the Administrative Agent to the extent to which the Administrative Agent is then entitled), at the highest level of distribution (if applicable) at which the Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender would otherwise have been entitled to a distribution.

(v) The Deteriorating Revolving Credit Lender’s or Delinquent Revolving Credit Lender’s right to participate in the administration of, or decision-making rights related to, the Liabilities, this Agreement or the other Loan Documents shall be suspended during the pendency of its status as a Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender.

(vi) The non-Deteriorating Revolving Credit Lenders and non-Delinquent Revolving Credit Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to cause the assignment to one or more of the non-Deteriorating Revolving Credit Lenders and non-Delinquent Revolving Credit

Lenders, without any further action by the Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender for no cash consideration (pro rata, based on the respective Revolving Credit Percentage Commitment of those non-Deteriorating Revolving Credit Lenders and non-Delinquent Revolving Credit Lenders electing to exercise such right), of the Deteriorating Revolving Credit Lender’s or Delinquent Revolving Credit Lender’s Revolving Credit Dollar Commitment to fund future Revolving Credit Loans. Upon any such assignment of the Revolving Credit Dollar Commitment of any Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender to one or more of the non-Deteriorating Revolving Credit Lenders or the non-Delinquent Revolving Credit Lenders, the Deteriorating Revolving Credit Lender’s or Delinquent Revolving Credit Lender’s share in future Revolving Credit Loans and its rights under the Loan Documents with respect thereto shall terminate on the date of assignment, and the Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance.

(d) The Deteriorating Revolving Credit Lender’s or Delinquent Revolving Credit Lender’s decision-making and participation rights and rights to payments as set forth in clauses (i) through (vi) hereinabove shall be restored only upon the payment by the Delinquent Revolving Credit Lender of the amounts set forth in Section 12.3(f) or upon the cure by the Deteriorating Revolving Credit Lender of its status as a Deteriorating Revolving Credit Lender, as applicable.

(e) A Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender shall not be relieved of any obligation of such Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender hereunder (all and each of which shall constitute continuing obligations on the part of any Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender).

(f) A Delinquent Revolving Credit Lender may cure its status as a Delinquent Revolving Credit Lender by paying the Administrative Agent the aggregate of the following:

(i) The Administrative Agent’s Cover (to the extent not previously repaid by the Loan Parties and retained by the Administrative Agent in accordance with Section 12.3(c)(iv), above) with respect to that Delinquent Revolving Credit Lender.

Plus

(ii) The aggregate of the amount payable under Section 12.3(c)(iii), above (which relates to interest to be paid by that Delinquent Revolving Credit Lender).

Plus

(iii) All such costs and expenses as may be incurred by the Administrative Agent in the enforcement of the Administrative Agent’s rights against such Delinquent Revolving Credit Lender.

(g) Each Deteriorating Revolving Credit Lender and Delinquent Revolving Credit Lender shall indemnify the Administrative Agent and each non-Deteriorating Revolving Credit Lender and non-Delinquent Revolving Credit Lender from and against any and all loss, damage or expenses, including, but not limited to, reasonable attorneys’ fees and funds advanced by the Administrative Agent or by any non-Deteriorating Revolving Credit Lender or non-Delinquent Revolving Credit Lender, on account of a Deteriorating Revolving Credit Lender’s or Delinquent Revolving Credit Lender’s failure to timely fund its Revolving Credit Percentage Commitment of a Revolving Credit Loan or to otherwise perform its obligations under the Loan Documents.

12.4. ORDINARY COURSE DISTRIBUTIONS: REVOLVING CREDIT FACILITY. (This Section 12.4 applies unless the provisions of Section 13.5 (which relates to distributions in the event of a Liquidation) become operative).

(a) Weekly, on such day as may be set from time to time by the Administrative Agent (or more frequently at the Administrative Agent’s option), the Administrative Agent and each Revolving Credit Lender shall settle up on amounts advanced under the Revolving Credit Facility and collected funds received in the Administrative Agent’s Account.

(b) The Administrative Agent shall distribute to the SwingLine Lender and to each Revolving Credit Lender such Person’s respective Pro-Rata share of interest payments on the Loans when actually received and collected by the Administrative Agent (excluding the one Business Day for settlement provided for in Section 7.5(a) which shall be for the account of the Administrative Agent only). For purposes of calculating interest due to a Revolving Credit Lender, that Revolving Credit Lender shall be entitled to receive interest on the actual amount contributed by that Revolving Credit Lender towards the principal balance of the Revolving Credit Loans outstanding during the applicable period covered by the interest payment made by the Loan Parties. Any net principal reductions to the Revolving Credit Loans received by the Administrative Agent in accordance with the Loan Documents during such period shall not reduce such actual amount so contributed, for purposes of calculation of interest due to that Revolving Credit Lender, until the Administrative Agent has distributed to that Revolving Credit Lender its Pro-Rata share thereof.

(c) The Administrative Agent shall distribute fees paid on account of the Revolving Credit Facility, as follows:

(i) L/C Fee (Section 2.19(a)): Pro-Rata to the Revolving Credit Lenders.

(ii) Unused Line Fee (Section 2.16): Pro-Rata to the Revolving Credit Lenders.

(iii) Upfront Fees (Section 2.14): As provided in the Fee Letter.

(d) No Revolving Credit Lender shall have any interest in or right to receive any part of the following:

(i) Any interest which reflects “float” as described in the proviso included in Section 7.5(a), all of which float shall be for the account of the Administrative Agent only.

(ii) The Administrative Agent’s Fee (Section 2.15) to be paid by the Loan Parties to the Administrative Agent.

(iii) Fees described in Section 2.19(b) (which relates to fees associated with, among other things, the issuance of L/C’s): Retained by the Issuer.

(iv) The Arrangement Fee which shall be retained by BAS.

(e) Any amount received by the Administrative Agent or the Collateral Agent as reimbursement for any cost or expense (including without limitation, reasonable attorneys’ fees) shall be distributed by the Administrative Agent to that Person which is entitled to such reimbursement as provided in this Agreement (and if such Person(s) is (are) the Revolving Credit Lenders, Pro-Rata determined as of the date on which the expense, in respect of which such reimbursement is being made, was incurred).

(f) Each distribution pursuant to this Section 12.4 is subject to Section 12.3(c), above (which relates to the effect of the failure of any Revolving Credit Lender to have Transferred to the Administrative Agent any amount which that Revolving Credit Lender is then obligated to so Transfer pursuant to the within Agreement).

ARTICLE 13 - ACCELERATION AND LIQUIDATION:

13.1. ACCELERATION NOTICES.

(a) The Administrative Agent may give the Collateral Agent and Revolving Credit Lenders an Acceleration Notice at any time following the occurrence of an Event of Default.

(b) The Majority Revolving Credit Lenders may give the Administrative Agent an Acceleration Notice at any time following the occurrence of an Event of Default. Such notice may be by multiple counterparts.

13.2. ACCELERATION. Unless stayed by judicial or statutory process, the Administrative Agent shall Accelerate the Liabilities within a commercially reasonable time following:

(a) The Administrative Agent’s giving of an Acceleration Notice to the Collateral Agent and the Revolving Credit Lenders as provided in Section 13.1(a).

(b) The Administrative Agent’s receipt of an Acceleration Notice from the Majority Revolving Credit Lenders, in compliance with Section 13.1(b).

13.3. INITIATION OF LIQUIDATION. Unless stayed by judicial or statutory process, a Liquidation shall be initiated by the Collateral Agent within a commercially reasonable time following Acceleration of the Liabilities.

13.4. ACTIONS AT AND FOLLOWING INITIATION OF LIQUIDATION.

(a) At the initiation of a Liquidation:

(i) The unpaid principal balance of the SwingLine Loan (if any) shall be converted to a Revolving Credit Loan in which all Revolving Credit Lenders participate.

(ii) The Administrative Agent and the Revolving Credit Lenders shall “net out” each Revolving Credit Lender’s respective contributions towards the Revolving Credit Loans, so that each Revolving Credit Lender holds that Revolving Credit Lender’s Revolving Credit Percentage Commitment of the Revolving Credit Loans and advances.

(b) Following the initiation of a Liquidation, each Revolving Credit Lender shall contribute, towards any L/C thereafter honored and not immediately reimbursed by the Loan Parties, that Revolving Credit Lender’s Revolving Credit Percentage Commitment of such honoring.

(c) Following the initiation of a Liquidation, each Revolving Credit Lender shall contribute, towards any L/C thereafter honored and not immediately reimbursed by the Loan Parties, that Revolving Credit Lender’s Revolving Credit Percentage Commitment of such honoring.

13.5. DISTRIBUTION OF LIQUIDATION PROCEEDS.

(a) The Collateral Agent may establish one or more reasonably funded reserve accounts into which proceeds of the conduct of any Liquidation may be deposited in anticipation of future expenses which may be incurred by any Agent in the exercise of rights as a secured creditor of the Loan Parties and prior claims which the Agents anticipate may need to be paid.

(b) The Collateral Agent shall distribute the proceeds of any Liquidation to the Administrative Agent.

(c) The Administrative Agent shall distribute the net proceeds of Liquidation, as distributed to the Administrative Agent by the Collateral Agent pursuant to Section 13.5(b), in accordance with the relative priorities set forth in Section 13.6.

(d) Each Revolving Credit Lender, on the written request of the Administrative Agent and/or any Nominee, not more frequently than once each month, shall reimburse the Agents and/or any Nominee, Pro-Rata, for any cost or expense reasonably incurred by the Agents and/or the Nominee in the conduct of a Liquidation, which amount is not covered out of current proceeds of the Liquidation, which reimbursement shall be paid over to and distributed by the Administrative Agent.

13.6. RELATIVE PRIORITIES TO PROCEEDS OF LIQUIDATION. All distributions of proceeds of a Liquidation shall be applied by the Administrative Agent in the following order:

(a) First, to payment of that portion of the Liabilities (excluding the Banking Services Obligations) constituting fees, indemnities, Costs of Collection and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and the Collateral Agent and amounts payable under Sections 2.11(e), 2.19(c) and 19.8) payable to the Administrative Agent and the Collateral Agent, each in its capacity as such;

(b) Second, to payment of that portion of the Liabilities (excluding the Banking Services Obligations) constituting indemnities, Costs of Collection, and other amounts (other than principal, interest and fees) payable to the Revolving Credit Lenders and the Issuer (including Costs of Collection to the respective Revolving Credit Lenders and the Issuer and amounts payable under Sections 2.11(e), 2.19(c) and 19.8), Pro-Rata in proportion to the amounts described in this clause Second payable to them;

(c) Third, to the extent not previously reimbursed by the Revolving Credit Lenders, to payment to the Agent of that portion of the Liabilities constituting principal and accrued and unpaid interest on any Permitted Protective OverAdvances;

(d) Fourth, to the extent that SwingLine Loans have not been refinanced by a Revolving Credit Loan, payment to the SwingLine Lender of that portion of the Liabilities constituting accrued and unpaid interest on the SwingLine Loans;

(e) Fifth, to the extent that SwingLine Loans have not been refinanced by a Revolving Credit Loan, to payment to the SwingLine Lender of that portion of the Liabilities constituting unpaid principal of the SwingLine Loans;

(f) Sixth, to payment of that portion of the Liabilities constituting accrued and unpaid interest on the Revolving Credit Loans, L/C Borrowings and other Obligations, and fees (including Revolving Credit Fees and fees payable pursuant to Section 2.19), Pro-Rata among the Revolving Credit Lenders and the Issuer in proportion to the respective amounts described in this clause Sixth payable to them;

(g) Seventh, to payment of that portion of the Liabilities constituting unpaid principal of the Revolving Credit Loans and L/C Borrowings, Pro-Rata among the Revolving Credit Lenders and the Issuer in proportion to the respective amounts described in this clause Seventh held by them;

(h) Eighth, to the Administrative Agent for the account of the Issuer, as cash collateral for the aggregate undrawn amount of L/Cs;

(i) Ninth, to payment of all other Liabilities (including, without limitation, the cash collateralization of unliquidated indemnification obligations as provided in Section 19.9(d), but excluding any Banking Services Obligations), Pro-Rata among the Secured Parties in proportion to the respective amounts described in this clause Ninth held by them;

(j) Tenth, to payment of all Banking Services Obligations, Pro-Rata among the Secured Parties in proportion to the respective amounts described in this clause Tenth held by them; and

(k) Last, the balance, if any, after all of the Liabilities have been indefeasibly paid in full, to the Loan Parties or as otherwise required by Applicable Law.

Amounts used to cash collateralize the aggregate undrawn amount of L/Cs pursuant to clause Eighth above shall be applied to satisfy drawings under such L/Cs as they occur. If any amount remains on deposit as cash collateral after all L/Cs have either been fully drawn or expired, such remaining amount shall be applied to the other Liabilities, if any, in the order set forth above.

ARTICLE 14 - THE AGENTS:

14.1. APPOINTMENT OF THE AGENTS.

(a) Each Revolving Credit Lender appoints and designates Bank of America as the “Administrative Agent” hereunder and under the Loan Documents.

(b) Each Revolving Credit Lender appoints and designates Bank of America as the “Collateral Agent” hereunder and under the Loan Documents.

(c) Each Revolving Credit Lender authorizes each Agent:

(i) To execute those of the Loan Documents and all other instruments relating thereto to which that Agent is a party.

(ii) To take such action on behalf of the Revolving Credit Lenders and to exercise all such powers as are expressly delegated to that Agent hereunder and in the Loan Documents and all related documents, together with such other powers as are reasonably incident thereto.

(d) Reserved.

(e) Wells Fargo Capital Finance, LLC and JPMorgan Chase Bank, N.A. have been granted the title of “Co-Syndication Agents”, and PNC Bank, National Association has been granted the title of “Documentation Agent” in which capacity none shall have any rights nor any responsibilities. Any of the foregoing may resign such position at any time by written notice to the Administrative Agent and, in any event, shall cease to be Co-Syndication Agent or Documentation Agent, as the case may be, contemporaneously with its ceasing to be a Revolving Credit Lender.

14.2. RESPONSIBILITIES OF AGENTS.

(a) The Administrative Agent shall have principal responsibilities for and primary authority for the administration of the Revolving Credit Facility contemplated by this Agreement and for all matters for which the Collateral Agent is not responsible. In all instances where the allocation of responsibility and authority, as between the Collateral Agent and the Administrative Agent is in doubt, the Administrative Agent shall be vested with such responsibility and authority.

(b) The Collateral Agent shall have principal responsibilities for and primary authority for the conduct of the Liquidation and the distribution of the proceeds of such Liquidation.

(c) Neither Agent shall have any duties or responsibilities to, or any fiduciary relationship with, any Revolving Credit Lender except for those expressly set forth in this Agreement.

(d) Neither Agent nor any of its Affiliates shall be responsible to any Revolving Credit Lender for any of the following:

(i) Any recitals, statements, representations or warranties made by any Loan Party or any other Person.

(ii) Any appraisals or other assessments of the assets of any Loan Party or of any other Person responsible for or on account of the Liabilities.

(iii) The value, validity, effectiveness, genuineness, enforceability, or sufficiency of the Loan Agreement, the Loan Documents or any other document referred to or provided for therein.

(iv) Any failure by any Loan Party or any other Person (other than the subject Agent) to perform its obligations under the Loan Documents.

(e) Each Agent may employ attorneys, accountants, and other professionals and agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such attorneys, accountants, and other professionals or agents or attorneys-in-fact selected by the subject Agent with reasonable care. No such attorney, accountant, other professional, agent, or attorney-in-fact shall be responsible for any action taken or omitted to be taken by any other such Person.

(f) Neither Agent, nor any of its directors, officers, or employees shall be responsible for any action taken or omitted to be taken or omitted to be taken by any other of them in connection herewith in reliance upon advice of their respective counsel nor, in any other event except for any action taken or omitted to be taken as to which a final judicial determination has been or is made (in a proceeding in which such Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.

(g) Neither Agent shall have any responsibility in any event for more funds than that Agent actually receives and collects.

(h) The Agents, in their separate capacities as Revolving Credit Lenders, shall have the same rights and powers hereunder as any other Revolving Credit Lender.

14.3. CONCERNING DISTRIBUTIONS BY THE AGENTS.

(a) Each Agent, in that Agent’s reasonable discretion based upon that Agent’s determination of the likelihood that additional payments will be received, expenses incurred, and/or claims made by third parties to all or a portion of such proceeds, may delay the distribution of any payment received on account of the Liabilities.

(b) Each Agent may disburse funds prior to determining that the sums which that Agent expects to receive have been finally and unconditionally paid to that Agent. If and to the extent that Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Revolving Credit Lender to whom the Agent made the funds available, on demand from the Agent, shall refund to the Administrative Agent the sum paid to that person.

(c) If, in the opinion of an Agent, the distribution of any amount received by that Agent might involve that Agent in liability, or might be prohibited hereby, or might be questioned by any Person, then that Agent may refrain from making distribution until that Agent’s right to make distribution has been adjudicated by a court of competent jurisdiction.

(d) The proceeds of any Revolving Credit Lender’s exercise of any right of, or in the nature of, set-off shall be deemed, First, to the extent that a Revolving Credit Lender is entitled to any distribution hereunder, to constitute such distribution and Second, shall be shared with the other Revolving Credit Lenders as if distributed pursuant to (and shall be deemed as distributions under) Section 13.6.

(e) Each Revolving Credit Lender recognizes that the crediting of the Loan Parties with the “proceeds” of any transaction in which a Post Foreclosure Asset is acquired is a non-cash transaction and that, in consequence, no distribution of such “proceeds” will be made by the Administrative Agent to any Revolving Credit Lender.

(f) In the event that (x) a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid or disgorged or (y) the Majority Revolving Credit Lenders determine to effect such repayment or disgorgement, then each Revolving Credit Lender to which any such distribution shall have been made shall repay, to the Agent which had made such distribution, that Revolving Credit Lender’s Pro-Rata share of the amount so adjudged or determined to be repaid or disgorged.

14.4. DISPUTE RESOLUTION. Any dispute among the Revolving Credit Lenders and/or any Agent concerning the interpretation, administration, or enforcement of the financing arrangements contemplated by this or any other Loan Document or the interpretation or administration of this or any other Loan Document which cannot be resolved amicably shall be resolved in the United States District Court for the District of Massachusetts, sitting in Boston or in the Superior Court of Suffolk County, Massachusetts, to the jurisdiction of which courts each Revolving Credit Lender hereby submits.

14.5. DISTRIBUTIONS OF NOTICES AND OF DOCUMENTS. The Administrative Agent will forward to each Revolving Credit Lender, promptly after the Administrative Agent’s receipt thereof, a copy of each notice or other document furnished to the Administrative Agent pursuant to this Agreement, including monthly, quarterly, and annual financial statements received from the Borrowers’ Representative pursuant to Article 5 of this Agreement, other than any of the following:

(a) Routine communications associated with requests for Revolving Credit Loans and/or the issuance of L/C’s.

(b) Routine or nonmaterial communications.

(c) Any notice or document required by any of the Loan Documents to be furnished directly to the Revolving Credit Lenders by the Borrowers’ Representative.

(d) Any notice or document of which the Administrative Agent has knowledge that such notice or document had been forwarded to the Revolving Credit Lenders other than by the Administrative Agent.

14.6. CONFIDENTIAL INFORMATION.

(a) Each Revolving Credit Lender will maintain, as confidential (other than to their respective attorneys, agents, accountants, Participants and prospective Participants) all of the following:

(i) Proprietary approaches, techniques, and methods of analysis which are applied by the Administrative Agent in the administration of the Revolving Credit Facility contemplated by this Agreement.

(ii) Proprietary forms and formats utilized by the Administrative Agent in providing reports to the Revolving Credit Lenders pursuant hereto, which forms or formats are not of general currency.

(iii) Confidential information provided by any Loan Party pursuant to the Loan Documents, other than any information which becomes known to the general public through sources other than that Revolving Credit Lender.

(b) Nothing included herein shall prohibit the disclosure of any such information: (i) as may be required to be provided by Applicable Law or by any subpoena or similar legal process or by regulatory authorities having jurisdiction over any party to this Agreement; (ii) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, funding sources, attorneys, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential); (iii) to any other party hereto; (iv) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (v) subject to an agreement containing provisions substantially the same as those of this Section 14.6, to (A) any assignee of or Participant in, or any bona fide prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (B) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations; (vi) with the consent of the Borrowers’ Representative; or (vii) to the extent such information (A) becomes publicly available other than as a result of a breach of this Section 14.6 or (B) becomes available to any Secured Party or any of their respective Affiliates on a non-confidential basis from a source other than the Loan Parties and other than as a result of a breach of this Section 14.6. Any Person required to maintain the confidentiality of information as provided in this Section 14.6 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord to its own confidential information.

14.7. RELIANCE BY AGENTS. Each Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telex, or facsimile) reasonably believed by that Agent to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of attorneys, accountants and other experts selected by that Agent. As to any matters not expressly provided for in this Agreement, any Loan Document, or in any other document referred to therein, that Agent shall in all events be fully protected in acting, or in refraining from acting, in accordance with the applicable Consent required by this Agreement. Instructions given with the requisite Consent shall be binding on all Revolving Credit Lenders.

14.8. NON-RELIANCE ON AGENTS AND OTHER REVOLVING CREDIT LENDERS.

(a) Each Revolving Credit Lender represents to all other Revolving Credit Lenders and to the Agents that such Revolving Credit Lender:

(i) Independently and without reliance on any representation or act by any Agent or by any other Revolving Credit Lender, and based on such documents and information as that Revolving Credit Lender has deemed appropriate, has made such Revolving Credit Lender’s own appraisal of the financial condition and affairs of the Loan Parties and decision to enter into this Agreement.

(ii) Has relied upon that Revolving Credit Lender’s review of the Loan Documents by that Revolving Credit Lender and by counsel to that Revolving Credit Lender as that Revolving Credit Lender deemed appropriate under the circumstances.

(b) Each Revolving Credit Lender agrees that such Revolving Credit Lender, independently and without reliance upon any Agent or any other Revolving Credit Lender, and based upon such documents and information as such Revolving Credit Lender shall deem appropriate at the time, will continue to make such Revolving Credit Lender’s own appraisals of the financial condition and affairs of the Loan Parties when determining whether to take or not to take any discretionary action under this Agreement.

(c) Neither Agent in the discharge of that Agent’s duties hereunder, shall be required to make inquiry of, or to inspect the properties or books of, any Person.

(d) Except for notices, reports, and other documents and information expressly required to be furnished to the Revolving Credit Lenders by the Administrative Agent pursuant to Section 14.5, the Agents shall not have any affirmative duty or responsibility to provide any Revolving Credit Lender with any credit or other information concerning any Person, which information may come into the possession of Agents or any Affiliate of an Agent.

14.9. INDEMNIFICATION. Without limiting the liabilities of the Loan Parties under any this or any of the other Loan Documents, each Revolving Credit Lender shall indemnify each Agent (to the extent not reimbursed by the Loan Parties), Pro-Rata, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including reasonable attorneys’ fees and expenses and other out-of-pocket expenditures) which may at any time be imposed on, incurred by, or asserted against that Agent and in any way relating to or arising out of this Agreement or any other Loan Document or any documents contemplated by or referred to therein or the transactions contemplated thereby or the enforcement of any of terms hereof or thereof or of any such other documents; provided, however, no Revolving Credit Lender shall be liable for any of the foregoing to the extent that any of the foregoing arises from any action taken or omitted to be taken by the subject Agent as to which a final judicial determination has been or is made (in a proceeding in which the subject Agent has had an opportunity to be heard) that the subject Agent had acted in a grossly negligent manner, in actual bad faith, or in willful misconduct.

14.10. RESIGNATION OF AGENT.

(a) An Agent may resign at any time by giving 60 days’ prior written notice thereof to the Revolving Credit Lenders and to the other Agent. Upon receipt of any such notice of resignation, the Majority Revolving Credit Lenders shall have the right to appoint a successor to such Agent (and if no Event of Default has occurred, with the consent of the Borrowers’ Representative, not to be unreasonably withheld and, in any event, deemed given by the Borrowers’ Representative if no written objection is provided by the Borrowers’ Representative to the (resigning) Agent within seven (7) Business Days notice of such proposed appointment). If a successor Agent shall not have been so appointed and accepted such appointment within 30 days after the giving of notice by the resigning Agent, then the resigning Agent may appoint a successor Agent, which shall be a financial institution having a combined capital and surplus in excess of $500,000,000.00. The consent of the Borrowers’ Representative otherwise required by this Section 14.10(a) shall not be required if an Event of Default has occurred.

(b) Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor shall thereupon succeed to, and become vested with, all the rights, powers, privileges, and duties of the (resigning) Agent so replaced, and the (resigning) Agent shall be discharged from the (resigning) Agent’s duties and obligations hereunder, other than on account of any responsibility for any action taken or omitted to be taken by the (resigning) Agent as to which a final judicial determination has been or is made (in a proceeding in which the (resigning) Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner or in bad faith.

(c) After any retiring Agent’s resignation, the provisions of this Agreement and of all other Loan Documents shall continue in effect for the retiring Person’s benefit in respect of any actions taken or omitted to be taken by it while it was acting as an Agent.

ARTICLE 15 - ACTION BY AGENTS - CONSENTS - AMENDMENTS - WAIVERS:

15.1. ADMINISTRATION OF REVOLVING CREDIT FACILITY.

(a) Except as otherwise specifically provided in this Agreement, each Agent may take any action with respect to the Revolving Credit Facility contemplated by the Loan Documents as that Agent determines to be appropriate within their respective areas of responsibility and authority, as set forth in Sections 14.2(a) and 14.2(b); provided, however, neither Agent is under any affirmative obligation to take any action which it is not required by this Agreement or the Loan Documents specifically to so take.

(b) Except as specifically provided in Sections 15.2 and 15.3 of this Agreement, whenever a Loan Document or this Agreement provides that action may be taken or omitted to be taken in an Agent’s discretion or reasonable discretion, as applicable, that Agent shall have the sole right to take, or refrain from taking, such action without, and notwithstanding, any vote of the Revolving Credit Lenders.

(c) The rights granted to the Revolving Credit Lenders in Sections 15.2 and 15.3 shall not otherwise limit or impair any Agent’s exercise of its discretion or reasonable discretion, as applicable, under the Loan Documents.

15.2. ACTIONS REQUIRING OR ON DIRECTION OF MAJORITY REVOLVING CREDIT LENDERS. Except as otherwise provided in this Agreement, the Consent or direction of the Majority Revolving Credit Lenders is required for any amendment, waiver, or modification of any Loan Document. Without limiting the foregoing:

(a) If any Default has occurred and is continuing, the Majority Revolving Credit Lenders may direct the Administrative Agent to suspend the Revolving Credit Facility, whereupon, as long as a Default shall have occurred and be continuing, the only Loans which may be made are the following:

(i) Revolving Credit Loans made to “cover” the honoring of L/C’s.

(ii) Permitted Protective OverAdvances.

(iii) Loans made with Consent of the Majority Revolving Credit Lenders.

(b) If an Event of Default has occurred and not been duly waived, the Majority Revolving Credit Lenders may:

(i) Give the Administrative Agent an Acceleration Notice in accordance with Section 13.1(b).

(ii) Direct the Administrative Agent to increase the rate of interest to the default rate of interest as provided in Section 2.12(f) of this Agreement.

15.3. ACTION REQUIRING CERTAIN CONSENT. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no Consent to any departure by any Loan Party therefrom, shall:

(a) extend or increase the Revolving Credit Dollar Commitment of any Revolving Credit Lender (or reinstate any Revolving Credit Dollar Commitment previously terminated pursuant to this Agreement) without the written Consent of such Revolving Credit Lender;

(b) as to any Revolving Credit Lender, postpone any date fixed by this Agreement or any other Loan Document for any scheduled payment (including the Maturity Date) of principal, interest, fees or other amounts due hereunder or under any of the other Loan Documents without the written Consent of such Revolving Credit Lender, without the written Consent of such Revolving Credit Lender;

(c) as to any Revolving Credit Lender, reduce the principal of, or the rate of interest specified herein on, any Revolving Credit Loan, or (subject to clause (iv) of the proviso to this Section 15.3) any fees or other amounts payable hereunder or under any other Loan Document, without the written Consent of such Revolving Credit Lender; provided, however, that only the Consent of the Majority Revolving Credit Lenders shall be necessary (i) to amend Section 2.12(f) or to waive any obligation of the Borrowers to pay interest at the rate set forth in Section 2.12(f) or L/C fees at the rate set forth in Section 2.19(a);

(d) as to any Revolving Credit Lender, change Section 12.4, Section 13.5 or Section 13.6 in a manner that would alter the Pro-Rata sharing of payments required thereby without the written Consent of such Revolving Credit Lender;

(e) change any provision of this Section 15.3 or the definition of “Majority Revolving Credit Lenders” or any other provision hereof specifying the number or percentage of Revolving Credit Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without Unanimous Consent;

(f) except as expressly permitted hereunder or under any other Loan Document, release, or limit the liability of, any Loan Party without the Unanimous Consent;

(g) except for Permitted Asset Dispositions (or as otherwise provided in Section 4.14(d)) or to facilitate a Liquidation, release all or substantially all of the Collateral from the Encumbrances of the Loan Documents without Unanimous Consent;

(h) except as provided in Section 2.24, increase the Revolving Credit Commitments without Unanimous Consent;

(i) change the definition of the term “Borrowing Base” or any component definition thereof if, as a result thereof, the amounts available to be borrowed by the Borrowers would be increased without Unanimous Consent; provided that the foregoing shall not (i) limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves or (ii) prevent the Administrative Agent, in its administration of the Revolving Credit Facility, from restoring any component of Borrowing Base which had been lowered by the Administrative Agent back to the value of such component, as stated in this Agreement or to an intermediate value;

(j) make any Revolving Credit Loan which, when made, exceeds Availability and is not a Permitted Protective OverAdvance; provided, however, (i) no Consent shall be required in connection with the making of any Revolving Credit Loan to “cover” any honoring of a drawing under any L/C, and (ii) each Revolving Credit Lender recognizes that subsequent to the making of a Revolving Credit Loan which does not constitute a Permitted Protective OverAdvance, the unpaid principal balance of the Loan Account may exceed the Borrowing Base on account of changed circumstances beyond the control of the Administrative Agent (such as a drop in collateral value);

(k) modify the definition of Permitted Protective OverAdvance so as to increase the time period for a Permitted Protective OverAdvance, except as otherwise provided in the definition thereof, without Unanimous Consent; and

(l) except as expressly permitted herein or in any other Loan Document, subordinate the Liabilities hereunder or the Encumbrances granted hereunder or under the other Loan Documents, to any other Indebtedness or Encumbrance, as the case may be without Unanimous Consent;

provided that (i) no amendment, waiver or Consent shall, unless in writing and signed by the Issuer in addition to the Revolving Credit Lenders required above, affect the rights or duties of the Issuer under this Agreement or any Issuer Document relating to any L/C issued or to be issued by it; (ii) no amendment, waiver or Consent shall, unless in writing and signed by the SwingLine Lender in addition to the Revolving Credit Lenders required above, affect the rights or duties of the SwingLine Lender under this Agreement; (iii) no amendment, waiver or Consent shall, unless in writing and signed by the Administrative Agent in addition to the Revolving Credit Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) no amendment, waiver or Consent shall, unless in writing and signed by the Collateral Agent in addition to the Revolving Credit Lenders required above, affect the rights or duties of the Collateral Agent under this Agreement or any other Loan Document, and (v) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Deteriorating Revolving Credit Lender or Delinquent Revolving Credit Lender shall have any right to approve or disapprove any amendment, waiver or Consent hereunder, except that the Revolving Credit Dollar Commitment of such Revolving Credit Lender may not be increased or extended without the consent of such Revolving Credit Lender.

15.4. MISCELLANEOUS ACTIONS.

(a) Notwithstanding any other provision of this Agreement, no single Revolving Credit Lender independently may exercise any right of action or enforcement against or with respect to any Loan Party.

(b) Each Agent shall be fully justified in failing or refusing to take action under this Agreement or any Loan Document on behalf of any Revolving Credit Lender unless that Agent shall first:

(i) receive such clear, unambiguous, written instructions as that Agent deems appropriate; and

(ii) be indemnified to that Agent’s satisfaction by the Revolving Credit Lenders against any and all liability and expense which may be incurred by that Agent by reason of taking or continuing to take any such action, unless such action had been grossly negligent, in willful misconduct, or in bad faith.

(c) Each Agent may establish reasonable procedures for the providing of direction and instructions from the Revolving Credit Lenders to that Agent, including its reliance on multiple counterparts, facsimile transmissions, and time limits within which such direction and instructions must be received in order to be included in a determination of whether the requisite Revolving Credit Lenders have provided their direction, Consent, or instructions.

15.5. ACTIONS REQUIRING BORROWERS’ REPRESENTATIVE’S CONSENT.

(a) The Borrowers’ Representative’s consent is required for any amendment of this Agreement, except that Articles 12 and 15 of this Agreement may be amended without the consent of the Borrowers’ Representative.

(b) The Borrowers’ Representative’s consent to the amendment of those provisions referenced in Section 15.5(a) (i) shall be deemed given unless written objection is made, within seven (7) Business Days following the Administrative Agent’s giving notice to the Borrowers’ Representative of the proposed amendment, and (ii) shall not be required following the occurrence of any Event of Default.

15.6. NONCONSENTING REVOLVING CREDIT LENDER.

(a) In the event that a Revolving Credit Lender (in this Section 15.6, a “NonConsenting Revolving Credit Lender”) does not provide its Consent to a proposal by the Administrative Agent to take action which requires Unanimous Consent and that has been approved by the Majority Revolving Credit Lenders, then the Borrowers’ Representative may require the assignment, without recourse and in accordance with the procedures outlined in Section 16.1, below, of the NonConsenting Revolving Credit Lender’s Revolving Credit Dollar Commitment hereunder to one or more Eligible Assignees on five (5) days written notice to the Administrative Agent and to the NonConsenting Revolving Credit Lender.

(b) At the end of such five (5) days, and provided that the NonConsenting Revolving Credit Lender delivers the Revolving Credit Note (or a lost note affidavit containing customary indemnification provisions) held by the NonConsenting Revolving Credit Lender to the Administrative Agent, the Borrowers shall transfer the following to the NonConsenting Revolving Credit Lender:

(i) Such NonConsenting Revolving Credit Lender’s Pro-Rata share of the principal and interest of the Revolving Credit Loans to the date of such assignment.

(ii) All fees distributable hereunder to the NonConsenting Revolving Credit Lender to the date of such assignment.

(iii) Any out-of-pocket costs and expenses for which the NonConsenting Revolving Credit Lender is entitled to reimbursement from the Loan Parties.

(c) In the event that the NonConsenting Revolving Credit Lender fails to deliver to the Administrative Agent the Revolving Credit Note (or a lost note affidavit containing customary indemnification provisions) held by the NonConsenting Revolving Credit Lender as provided in Section 15.6(b), then:

(i) The amount otherwise to be transferred to the NonConsenting Revolving Credit Lender shall be transferred to the Administrative Agent and held by the Administrative Agent, without interest, to be turned over to the NonConsenting Revolving Credit Lender upon delivery of the Revolving Credit Note (or a lost note affidavit containing customary indemnification provisions) held by that NonConsenting Revolving Credit Lender.

(ii) The Revolving Credit Note held by the NonConsenting Revolving Credit Lender shall have no force or effect whatsoever.

(iii) The NonConsenting Revolving Credit Lender shall cease to be a “Revolving Credit Lender”.

(iv) The Eligible Assignee(s) to whom the NonConsenting Revolving Credit Lender’s Revolving Credit Dollar Commitment hereunder has been assigned shall have succeeded to all rights and become subject to all of the obligations of the NonConsenting Revolving Credit Lender as a “Revolving Credit Lender”.

ARTICLE 16 - ASSIGNMENTS BY REVOLVING CREDIT LENDERS:

16.1. ASSIGNMENTS AND ASSUMPTIONS.

Except as provided herein, each Revolving Credit Lender (in this Section 16.1, an “Assigning Revolving Credit Lender”) may assign to one or more Eligible Assignees (in this Section 16.1, each an “Assignee Revolving Credit Lender”) all or a portion of that Revolving Credit Lender’s interests, rights and obligations under this Agreement and the Loan Documents (including all or a portion of its Revolving Credit Dollar Commitment) and the same portion of the Revolving Credit Loans at the time owing to it, and of the Revolving Credit Note held by the Assigning Revolving Credit Lender, provided that:

(a) Unless such assignment is to a Person that is a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund, the Administrative Agent shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld, but need not be given if the proposed assignment would result in any Assignee Revolving Credit Lender having a Revolving Credit Dollar Commitment of less than the “minimum hold” amount specified in Section 16.1(c).

(b) Each such assignment shall be of a constant, and not a varying, percentage of all the Assigning Revolving Credit Lender’s rights and obligations under this Agreement.

(c) Following the effectiveness of such assignment, the Assigning Revolving Credit Lender’s Revolving Credit Dollar Commitment (if not an assignment of all of the Assigning Revolving Credit Lender’s Revolving Credit Dollar Commitment) shall not be less than $5,000,000.00.

(d) If no Event of Default has occurred, any such assignment to a Person not then a Revolving Credit Lender, an Affiliate of a Revolving Credit Lender or an Approved Fund shall be subject to the prior consent of the Borrowers’ Representative, not to be unreasonably withheld or delayed, which consent shall be deemed given unless the Borrowers’ Representative provides the Administrative Agent with written objection not more than five (5) Business Days after the Administrative Agent shall have given the Borrowers’ Representative written notice of a proposed assignment, such notice to state that consent will be deemed given by the Borrowers’ Representative if written objection is not received by the Administrative Agent within such five (5) Business Days.

16.2. ASSIGNMENT PROCEDURES. (This Section 16.2 describes the procedures to be followed in connection with an assignment effected pursuant to this Article 16 and permitted by Section 16.1).

(a) The parties to such an assignment shall execute and deliver to the Administrative Agent, for recording in the Register, an Assignment and Acceptance substantially in the form of EXHIBIT 16.1, annexed hereto (an “Assignment and Acceptance”).

(b) The Assigning Revolving Credit Lender shall deliver to the Administrative Agent, with such Assignment and Acceptance, the Revolving Credit Note held by the subject Assigning Revolving Credit Lender and the Administrative Agent’s processing fee of $3,000.00; provided, however, no such processing fee shall be due where the Assigning Revolving Credit Lender is one of the Revolving Credit Lenders at the initial execution of this Agreement.

(c) The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the “Register”) for the recordation of the names and addresses of the Revolving Credit Lenders and of the Revolving Credit Dollar Commitment and Revolving Credit Percentage Commitment of each Revolving Credit Lender. The Register shall be available for inspection by the Revolving Credit Lenders at any reasonable time and from time to time upon reasonable prior notice. In the absence of manifest error, the entries in the Register shall be conclusive and binding on all Revolving Credit Lenders. The Administrative Agent and the Revolving Credit Lenders may treat each Person whose name is recorded in the Register as a “Revolving Credit Lender” hereunder for all purposes of this Agreement.

(d) The Assigning Revolving Credit Lender and Assignee Revolving Credit Lender, directly between themselves, shall make all appropriate adjustments in payments for periods prior to the effective date of an Assignment and Assumption.

16.3. EFFECT OF ASSIGNMENT.

(a) From and after the effective date specified in an Assignment and Acceptance which has been executed, delivered, and recorded (which effective date the Administrative Agent may delay by up to five (5) Business Days after the delivery of such Assignment and Acceptance):

(i) The Assignee Revolving Credit Lender:

(A) Shall be a party to this Agreement and the other Loan Documents (and to any amendments thereof) as fully as if the Assignee Revolving Credit Lender had executed each.

(B) Shall have the rights of a Revolving Credit Lender hereunder to the extent of the Revolving Credit Dollar Commitment and the Revolving Credit Percentage Commitment assigned by such Assignment and Acceptance.

(ii) The Assigning Revolving Credit Lender shall be released from the Assigning Revolving Credit Lender’s obligations under this Agreement and the Loan Documents to the extent of the Revolving Credit Dollar Commitment assigned by such Assignment and Acceptance.

(iii) The Administrative Agent shall undertake to obtain and distribute replacement Revolving Credit Notes to the subject Assigning Revolving Credit Lender and Assignee Revolving Credit Lender.

(b) By executing and delivering an Assignment and Acceptance, the parties thereto confirm to and agree with each other and with all parties to this Agreement as to those matters which are set forth in the subject Assignment and Acceptance.

ARTICLE 17 - NOTICES:

17.1. NOTICE ADDRESSES. All notices, demands, and other communications made in respect of any Loan Document (other than a request for a loan or advance or other financial accommodation under the Revolving Credit Facility) shall be made to the following addresses, each of which may be changed upon seven (7) days written notice to all others given by certified mail, return receipt requested:

If to either Agent:

Bank of America, N.A.

100 Federal Street, 9th Floor

Boston, Massachusetts 02110

Attention:	Kathleen Dimock
Managing Director

Fax: 617-434-4312

E-Mail:	kathleen.dimock@baml.com

With a copy to:

Riemer & Braunstein LLP

Three Center Plaza

Boston, Massachusetts 02108

Attention:	Kevin J. Simard Esquire

Fax: 617-880-3456

E-Mail:	ksimard@riemerlaw.com

If to the Borrowers’ Representative and all Loan Parties:

Casual Male Retail Group, Inc.

555 Turnpike Street

Canton, Massachusetts 02021

Attention:	Dennis Hernreich
Chief Financial Officer

Fax: 781-828-3221

E-Mail:	dhernreich@cmal.com

With a copy to:

Greenberg Traurig LLP

One International Place

Boston, Massachusetts 02110

Attention:	Jonathan Bell, Esquire

Fax: 617-310-6001

E-Mail:	bellj@gtlaw.com

17.2. NOTICE GIVEN.

(a) Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):

(i) By mail: the sooner of when actually received or three (3) days following deposit in the United States mail, postage prepaid.

(ii) By recognized overnight express delivery: the Business Day following the day when sent.

(iii) By hand: If delivered on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.

(iv) By facsimile transmission (which must include a header on which the party sending such transmission is indicated): If sent on a Business Day after 9:00 AM and no later than three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent. Otherwise, at the opening of the then next Business Day.

(v) By electronic communication (including e-mail and Internet or intranet websites): unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (B) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (A) of notification that such notice or communication is available and identifying the website address therefor.

(b) Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

17.3. WIRE INSTRUCTIONS. Subject to change in the same manner that a notice address may be changed (as to which, see Section 17.1), wire transfers to the Administrative Agent shall be made in accordance with the following wire instructions:

Bank of America, N.A.
ABA No.	026009593
Acct Name:	Bank of America Retail Finance
Collection Account
Acct No. :	502-52044
Reference:	Casual Male Retail Group

ARTICLE 18 - TERM:

18.1. TERMINATION OF REVOLVING CREDIT FACILITY. The Revolving Credit Facility shall remain in effect (subject to suspension as provided in Section 2.6(g) hereof) until the Termination Date.

18.2. ACTIONS ON TERMINATION.

(a) On the Termination Date, the Loan Parties shall pay the Administrative Agent (whether or not then due), in immediately available funds, all then Liabilities including, without limitation: the following:

(i) The entire balance of the Loan Account (including the unpaid principal balance of the Loans and SwingLine Loan).

(ii) Any then remaining unpaid installments of the Commitment Fees.

(iii) Any then remaining unpaid installments of the Administrative Agent’s Fee.

(iv) Any payments due on account of the indemnification obligations included in Section 2.11(e).

(v) Any accrued and unpaid Unused Line Fee.

(vi) All unreimbursed costs and expenses of each Agent and of Lenders’ Special Counsel for which each Loan Party is responsible.

(b) On the Termination Date, the Loan Parties shall also shall make such arrangements concerning any L/C’s then outstanding as are reasonably satisfactory to the Administrative Agent (such as their being cash collateralized at 103 % of their then Stated Amount).

(c) Until such payment (Section 18.2(a)) and arrangements concerning L/C’s (Section 18.2(b)), all provisions of this Agreement, other than those included in Article 2 which place any obligation on the Administrative Agent or any Revolving Credit Lender to make any loans or advances or to provide any financial accommodations to any Borrower shall remain in full force and effect until all Liabilities shall have been paid in full.

(d) The release by the Collateral Agent of the Collateral Interests granted the Collateral Agent by the Loan Parties hereunder may be upon such conditions and indemnifications as the Administrative Agent reasonably may require.

ARTICLE 19 - GENERAL:

19.1. PROTECTION OF COLLATERAL. No Agent has any duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of that Agent.

19.2. PUBLICITY. The Agent may issue a “tombstone” notice of the establishment of the credit facility contemplated by this Agreement and may make reference to each Loan Party (and may utilize any logo or other distinctive symbol associated with each Loan Party) in connection with any advertising, promotion, or marketing undertaken by the Agent.

19.3. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Borrowers’ Representative, each Loan Party, and their respective representatives, successors, and assigns and shall inure to the benefit of each Agent and each Revolving Credit Lender and their respective successors and assigns; provided, however, no trustee or other fiduciary appointed with respect to any Loan Party shall have any rights hereunder. In the event that any Agent or any Revolving Credit Lender assigns or transfers its rights under this Agreement, the assignee shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of such assignor hereunder and such assignor shall thereupon be discharged and relieved from its duties and obligations hereunder.

19.4. SEVERABILITY. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

19.5. AMENDMENTS. COURSE OF DEALING.

(a) This Agreement and the other Loan Documents incorporate all discussions and negotiations between each Loan Party and each Agent and each Revolving Credit Lender, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof. No failure by any Agent or any Revolving Credit Lender to give notice to the Borrowers’ Representative of any Loan Party’s having failed to observe and comply with any warranty or covenant included in any Loan Document shall constitute a waiver of such warranty or covenant or the amendment of the subject Loan Document.

(b) Each Loan Party may undertake any action otherwise prohibited hereby, and may omit to take any action otherwise required hereby, upon and with the express prior written consent of the Administrative Agent. Subject to Article 16, no consent, modification, amendment, or waiver of any provision of any Loan Document shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver (and if such party is the Administrative Agent then by a duly authorized officer thereof). Any modification, amendment, or waiver provided by the Administrative Agent shall be in reliance upon all representations and warranties theretofore made to the Administrative Agent by or on behalf of the Loan Parties (and any other guarantor, endorser, or surety of the Liabilities) and consequently may be rescinded in the event that any of such representations or warranties was not true and complete in all material respects when given.

19.6. POWER OF ATTORNEY. In connection with all powers of attorney included in this Agreement, each Loan Party hereby grants unto the Administrative Agent (acting through any of its officers) full power to do any and all things necessary or appropriate in connection with the exercise of such powers as fully and effectually as that Loan Party might or could do, hereby ratifying all that said attorney shall do or cause to be done by virtue of this Agreement. No power of attorney set forth in this Agreement shall be affected by any disability or incapacity suffered by any Loan Party and each shall survive the same. All powers conferred upon the Administrative Agent or the Collateral Agent by this Agreement, being coupled with an interest, shall be irrevocable until this Agreement is terminated by a written instrument executed by a duly authorized officer of the Administrative Agent.

19.7. APPLICATION OF PROCEEDS. The proceeds of any collection, sale, or disposition of the Collateral, or of any other payments received hereunder, shall be applied towards the Liabilities in such order and manner as the Administrative Agent determines in its discretion, consistent, however, with Sections 13.5 and 13.6 and any other applicable provisions of this Agreement. The Loan Parties shall remain liable for any deficiency remaining following such application.

19.8. INCREASED COSTS. If, as a result of any Requirement of Law, or of the interpretation or application thereof by any court or by any governmental or other authority or entity charged with the administration thereof, whether or not having the force of law, which on and after the Closing Date:

(a) subjects any Revolving Credit Lender to any taxes or changes the basis of taxation, or increases any existing taxes, on payments of principal, interest or other amounts payable by any Loan Party to the Administrative Agent or any Revolving Credit Lender under this Agreement (except for taxes on the Administrative Agent or any Revolving Credit Lender based on net income or capital imposed by the jurisdiction in which the principal or lending offices of the Administrative Agent or that Revolving Credit Lender are located);

(b) imposes, modifies or deems applicable any reserve, cash margin, special deposit or similar requirements against assets held by, or deposits in or for the account of or loans by or any other acquisition of funds by the relevant funding office of any Revolving Credit Lender;

(c) imposes on any Revolving Credit Lender any other condition with respect to any Loan Document; or

(d) imposes on any Revolving Credit Lender a requirement to maintain or allocate capital in relation to the Liabilities;

and the result of any of the foregoing, in such Revolving Credit Lender’s reasonable opinion, is to increase the cost to that Revolving Credit Lender of making or maintaining any loan, advance or financial accommodation or to reduce the income receivable by that Revolving Credit Lender in respect of any loan, advance or financial accommodation by an amount which that Revolving Credit Lender deems to be material, then upon written notice from the Administrative Agent, from time to time, to the Borrowers’ Representative (such notice to set out in reasonable detail the facts giving rise to and a summary calculation of such increased cost or reduced income), the Loan Parties shall forthwith pay to the Administrative Agent, for the benefit of the subject Revolving Credit Lender, upon receipt of such notice, that amount which shall compensate the subject Revolving Credit Lender for such additional cost or reduction in income.

19.9. COSTS AND EXPENSES OF AGENTS AND REVOLVING CREDIT LENDERS.

(a) The Loan Parties shall pay from time to time on demand all Costs of Collection and all reasonable costs, expenses, and disbursements (including reasonable attorneys’ fees and expenses) which are incurred by each Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement and of any other Loan Documents, and all other reasonable costs, expenses, and disbursements which may be incurred in connection with or in respect to the credit facility contemplated hereby or which otherwise are incurred with respect to the Liabilities.

(b) The Loan Parties shall pay from time to time on demand all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Revolving Credit Lenders to Lenders’ Special Counsel.

(c) Each Loan Party authorizes the Administrative Agent to pay all such fees and expenses and in the Administrative Agent’s reasonable discretion, to add such fees and expenses to the Loan Account.

(d) In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Agent may require such indemnities and collateral security as it shall reasonably deem necessary and appropriate to protect the Secured Parties against (i) loss on account of credits previously applied to the Liabilities that may subsequently be reversed or revoked, (ii) any obligations that may thereafter arise with respect to the Banking Services Obligations, and (iii) any Liabilities that may thereafter arise under this Section 19.9 and Section 19.12 hereof.

(e) The undertaking on the part of each Loan Party in this Section 19.9 shall survive payment of the Liabilities and/or any termination, release, or discharge executed by any Agent in favor of any Loan Party, other than a termination, release, or discharge which makes specific reference to this Section 19.9.

19.10. COPIES, FACSIMILES AND ELECTRONIC COMMUNICATIONS. Each Loan Document and all documents and papers which relates thereto which have been or may be hereinafter furnished any Agent or any Revolving Credit Lender may be reproduced by any Revolving Credit Lender or by any Agent by any photographic, microfilm, xerographic, digital imaging, or other process, and such Person making such reproduction may destroy any document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business). Any facsimile or other electronic communication (such as a .pdf) which bears proof of transmission (or, in the case of an electronic communication transmitted by e-mail, which is deemed to have been received pursuant to Section 17.2(a)) shall be binding on the party which or on whose behalf such transmission was initiated and likewise shall be so admissible in evidence as if the original of such facsimile or other electronic communication had been delivered to the party which or on whose behalf such transmission was received.

19.11. MASSACHUSETTS LAW. This Agreement and all rights and obligations hereunder, including matters of construction, validity, and performance, shall be governed by the law of The Commonwealth of Massachusetts (without regard to the conflict of laws principles thereof).

19.12. INDEMNIFICATION. The Borrowers’ Representative and each Loan Party shall indemnify, defend, and hold each Agent and each Revolving Credit Lender and any of their respective employees, officers, or agents (each, an “Indemnified Person”) harmless of and from any claim brought or threatened against any Indemnified Person by any Loan Party, any other guarantor or endorser of the Liabilities, or any other Person (as well as from reasonable attorneys’ fees, expenses, and disbursements in connection therewith) on account of the relationship of the Borrowers’ Representative, the Loan Parties or of any other guarantor or endorser of the Liabilities, including all costs, expenses, liabilities, and damages as may be suffered by any Indemnified Person in connection with (x) the Collateral; (y) the occurrence of any Event of Default; or (z) the exercise of any rights or remedies under any of the Loan Documents (each of claims which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Administrative Agent’s selection, but at the expense of the Borrowers’ Representative and the Loan Parties) other than any claim as to which a final determination is made in a judicial proceeding (in which the Administrative Agent and any other Indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a grossly negligent manner or in actual bad faith or willful misconduct. This indemnification shall survive payment of the Liabilities and/or any termination, release, or discharge executed by the Administrative Agent in favor of the Borrowers’ Representative and/or the Loan Parties, other than a termination, release, or discharge duly executed on behalf of the Administrative Agent which makes specific reference to this Section 19.12.

19.13. RULES OF CONSTRUCTION. The following rules of construction shall be applied in the interpretation, construction, and enforcement of this Agreement and of the other Loan Documents:

(a) Unless otherwise specifically provided for herein, interest and any fee or charge which is stated as a per annum percentage shall be calculated based on a 360 day year and actual days elapsed.

(b) Words in the singular include the plural and words in the plural include the singular.

(c) Any reference, herein, to a circumstance or event’s having “more than a de minimis adverse effect” and any similar reference is to a circumstance or event which (x) in a well managed enterprise, would receive the active attention of senior management with a view towards its being reversed or remedied; or (y) if not reversed or remedied could reasonably be expected to lead to its becoming a material adverse effect.

(d) Titles, headings (indicated by being underlined or shown in SMALL CAPITALS) and any Table of Contents are solely for convenience of reference; do not constitute a part of the instrument in which included; and do not affect such instrument’s meaning, construction, or effect.

(e) The words “includes” and “including” are not limiting.

(f) Text which follows the words “including, without limitation” (or similar words) is illustrative and not limitational.

(g) Text which is shown in italics (except for parenthesized italicized text), shown in bold, shown IN ALL CAPITAL LETTERS, or in any combination of the foregoing, shall be deemed to be conspicuous.

(h) The words “may not” are prohibitive and not permissive.

(i) Any reference to a Person’s “knowledge” (or words of similar import) are to such Person’s knowledge assuming that such Person has undertaken reasonable and diligent investigation with respect to the subject of such “knowledge” (whether or not such investigation has actually been undertaken).

(j) Terms which are defined in one section of any Loan Document are used with such definition throughout the instrument in which so defined.

(k) “Dollars” and the symbol “$” refers to United States Dollars.

(l) Unless limited by reference to a particular Section or provision, any reference to “herein”, “hereof”, or “within” is to the entire Loan Document in which such reference is made.

(m) References to “this Agreement” or to any other Loan Document is to the subject instrument as amended to the date on which application of such reference is being made.

(n) Except as otherwise specifically provided, all references to time are to Boston time.

(o) In the determination of any notice, grace, or other period of time prescribed or allowed hereunder:

(i) Unless otherwise provided (I) the day of the act, event, or default from which the designated period of time begins to run shall not be included and the last day of the period so computed shall be included unless such last day is not a Business Day, in which event the last day of the relevant period shall be the then next Business Day and (II) the period so computed shall end at 5:00 PM on the relevant Business Day.

(ii) The word “from” means “from and including”.

(iii) The words “to” and “until” each mean “to, but excluding”.

(iv) The word “through” means “to and including”.

(p) The Loan Documents shall be construed and interpreted in a harmonious manner and in keeping with the intentions set forth in Section 19.14 hereof; provided, however, in the event of any inconsistency between the provisions of this Agreement and any other Loan Document, the provisions of this Agreement shall govern and control.

19.14. INTENT. It is intended that:

(a) This Agreement take effect as a sealed instrument.

(b) The scope of all Collateral Interests created by any Loan Party to secure the Liabilities be broadly construed in favor of the Administrative Agent and that they cover all assets of each Loan Party.

(c) All Collateral Interests created in favor of the Collateral Agent at any time and from time to time by any Loan Party secure all Liabilities, whether now existing or contemplated or hereafter arising.

(d) All reasonable costs, expenses, and disbursements incurred by any Agent, and, to the extent provide in Section 19.9 each Revolving Credit Lender, in connection with such Person’s relationship(s) with any Loan Party shall be borne by the Loan Parties.

(e) Unless otherwise explicitly provided herein, the Administrative Agent’s consent to any action of any Loan Party which is prohibited unless such consent is given may be given or refused by the Administrative Agent in its discretion or reasonable discretion, as applicable, and without reference to Section 2.17 hereof.

19.15. PARTICIPATIONS. Each Revolving Credit Lender may sell participations to one or more financial institutions (each, a “Participant”) in that Revolving Credit Lender’s interests herein, provided that no such participation shall include any provision which accords that Participant with any rights, vis a vis any Agent, with respect to any requirement herein for approval by a requisite number or proportion of the Revolving Credit Lenders. No such sale of a participation shall relieve a Revolving Credit Lender from that Revolving Credit Lender’s obligations hereunder nor obligate any Agent to any Person other than a Revolving Credit Lender.

19.16. RIGHT OF SET-OFF. Any and all deposits or other sums at any time credited by or due to any Loan Party from any Agent or any Revolving Credit Lender or any Participant or from any Affiliate of any of the foregoing, and any cash, securities, instruments or other property of any Loan Party in the possession of any of the foregoing, whether for safekeeping or otherwise (regardless of the reason such Person had received the same) to the extent permitted by law, shall at all times constitute security for all Liabilities and for any and all obligations of each Loan Party to each Agent and such Revolving Credit Lender or any Participant or such Affiliate and following the occurrence of an Event of Default may be applied or set off against the Liabilities and against such obligations at any time, whether or not such are then due and whether or not other collateral is then available to any Agent or that Revolving Credit Lender.

19.17. PLEDGES TO FEDERAL RESERVE BANKS. Nothing included in this Agreement shall prevent or limit any Revolving Credit Lender, to the extent that such Revolving Credit Lender is subject to any of the twelve Federal Reserve Banks organized under §4 of the Federal Reserve Act (12 U.S.C. §341) from pledging all or any portion of that Revolving Credit Lender’s interest and rights under this Agreement; provided, however, neither such pledge nor the enforcement thereof shall release the pledging Revolving Credit Lender from any of its obligations hereunder or under any of the Loan Documents.

19.18. MAXIMUM INTEREST RATE. Regardless of any provision of any Loan Document, neither any Agent nor any Revolving Credit Lender shall be entitled to contract for, charge, receive, collect, or apply as interest on any Liability, any amount in excess of the maximum rate imposed by Applicable Law. Any payment which is made which, if treated as interest on a Liability would result in such interest’s exceeding such maximum rate shall be held, to the extent of such excess, as additional collateral for the Liabilities as if such excess were “Collateral.”

19.19. WAIVERS.

(a) The Borrowers’ Representative and each Loan Party (and all guarantors, endorsers, and sureties of the Liabilities) make each of the waivers included in Section 19.19(b), below, knowingly, voluntarily, and intentionally, and understands that each Agent and each Revolving Credit Lender, in establishing the facilities contemplated hereby and in providing loans and other financial accommodations to or for the account of the Loan Parties as provided herein, whether not or in the future, is relying on such waivers.

(b) THE BORROWERS’ REPRESENTATIVE, EACH LOAN PARTY, AND EACH SUCH GUARANTOR, ENDORSER, AND SURETY RESPECTIVELY WAIVES THE FOLLOWING:

(i) Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice, both with respect to the Liabilities and the Collateral.

(ii) Except as otherwise specifically required hereby or under applicable law, the right to notice and/or hearing prior to an Agent’s exercising of that Agent’s rights upon default.

(iii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH ANY AGENT OR ANY REVOLVING CREDIT LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY AGENT OR ANY REVOLVING CREDIT LENDER OR IN WHICH ANY AGENT OR ANY

REVOLVING CREDIT LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWERS’ REPRESENTATIVE, ANY LOAN PARTY OR ANY OTHER PERSON AND THE AGENT AND EACH REVOLVING CREDIT LENDER LIKEWISE WAIVES THE RIGHT TO A JURY IN ANY TRIAL OF ANY SUCH CASE OR CONTROVERSY).

(iv) Except for manifest error, any defense, counterclaim, set-off, recoupment, or other basis on which the amount of any Liability, as stated on the books and records of the Administrative Agent or any Revolving Credit Lender, could be reduced or claimed to be paid otherwise than in accordance with the tenor of and written terms of such Liability.

(v) Any claim to consequential, special, or punitive damages.

19.20. ADDITIONAL WAIVERS.

(a) The Liabilities are the joint and several obligations of each Borrower. To the fullest extent permitted by Applicable Law, the obligations of each Borrower hereunder shall not be affected by (i) the failure of any Agent or any Revolving Credit Lender to assert any claim or demand or to enforce or exercise any right or remedy against any other Borrower under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, or any release of the obligations of any other Borrower from any of the terms or provisions of, this Agreement, any other Loan Document, or any other agreement, or (iii) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Collateral Agent or any Revolving Credit Lender.

(b) The obligations of each Borrower hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any Revolving Credit Lender to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any default, failure or delay, willful or otherwise, in the performance of the Liabilities, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Borrower or that would otherwise operate as a discharge of any Borrower as a matter of law or equity (other than the indefeasible payment in full in cash of all the Liabilities).

(c) To the fullest extent permitted by Applicable Law, each Borrower waives any defense based on or arising out of any defense of any other Borrower or the unenforceability of the Liabilities or any part thereof from any cause, or the cessation from any cause of the liability of any other Borrower, other than the indefeasible payment in full in cash of all the Liabilities. The Collateral Agent and the Revolving Credit Lenders may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Liabilities, make any other accommodation with any other Borrower, or exercise any other right or remedy available to them against any other Borrower, without affecting or impairing in any way the liability of any Borrower hereunder except to the extent that all the Liabilities have been indefeasibly paid in full in cash. Pursuant to Applicable Law, each Borrower waives any defense arising out of any such election even though such election operates, pursuant to Applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Borrower against any other Borrower, as the case may be, or any security.

(d) Upon payment by any Borrower of any Liabilities, all rights of such Borrower against any other Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Liabilities. In addition, any indebtedness of any Borrower now or hereafter held by any other Borrower is hereby subordinated in right of payment to the prior payment in full of the Liabilities. None of the Borrowers will demand, sue for, or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Borrower on account of (a) such subrogation, contribution, reimbursement, indemnity or similar right or (b) any such indebtedness of any Borrower, such amount shall be held in trust for the benefit of the Agent and the Revolving Credit Lenders and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Liabilities, whether matured or unmatured, in accordance with the terms of the Loan Documents.

19.21. REPLACEMENT OF REVOLVING CREDIT LENDERS.

(a) If any Revolving Credit Lender (i) is a Deteriorating Revolving Credit Lender or a Delinquent Revolving Credit Lender or (ii) requests compensation under Section 2.19(c) or Section 19.8, then the Borrowers’ Representative may, at its sole expense and effort, upon notice to such Revolving Credit Lender and the Administrative Agent, require such Revolving Credit Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 16.2), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Revolving Credit Lender, if a Revolving Credit Lender accepts such assignment), provided that:

(i) the Borrowers shall have paid to the Administrative Agent the assignment fee specified in Section 16.2(b);

(ii) such Revolving Credit Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Credit Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrowers (in the case of all other amounts); and

(iii) such assignment does not conflict with Applicable Law.

A Revolving Credit Lender shall not be required to make any such assignment or delegation if, prior thereto, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply. Each Revolving Credit Lender hereby grants to the Administrative Agent an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Revolving Credit Lender, as assignor, any Assignment and Acceptance or other agreement necessary to effectuate any assignment of such Revolving Credit Lender’s interests hereunder in the circumstances contemplated by this Section 19.21 in the event any such Revolving Credit Lender fails to execute the agreements required under Article 16 in connection with an assignment pursuant to this Section 19.21, and any such agreements so executed by the assignee and Administrative Agent shall be effective for purposes of this Section 19.21 and for Article 16.

(b) In the event that such Revolving Credit Lender fails to deliver to the Administrative Agent the Revolving Credit Note held by such Revolving Credit Lender (or a lost note affidavit containing customary indemnification provisions), then:

(i) Unless otherwise approved by the Borrowers’ Representative and the Administrative Agent, the amounts otherwise to be paid to such Revolving Credit Lender as described above shall be paid to the Administrative Agent and held by the Administrative Agent, without interest, to be turned over to such Revolving Credit Lender upon delivery of the Revolving Credit Note (or a lost note affidavit containing customary indemnification provisions) held by such Revolving Credit Lender.

(ii) The Revolving Credit Note held by such Revolving Credit Lender shall have no force or effect whatsoever.

(iii) Such Revolving Credit Lender shall cease to be a “Revolving Credit Lender”.

(iv) The assignee shall have succeeded to all rights and become subject to all of the obligations of such Revolving Credit Lender as “Revolving Credit Lender”.

19.22. PATRIOT ACT NOTICE. Each Revolving Credit Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Revolving Credit Lender) hereby notifies the Loan Parties that, pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Revolving Credit Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Patriot Act.

19.23. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Article 3, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

19.24. EXISTING LOAN AGREEMENT AMENDED AND RESTATED. Upon satisfaction of the conditions precedent to the effectiveness of this Agreement, (a) this Agreement shall amend and restate the Existing Loan Agreement in its entirety (except to the extent that definitions from the Existing Loan Agreement are incorporated herein by reference) and (b) the rights and obligations of the parties under the Existing Loan Agreement shall be subsumed within, and be governed by, this Agreement; provided, however, that the Borrowers hereby agree that (i) the L/Cs outstanding under, and as defined in, the Existing Loan Agreement on the Closing Date shall be L/Cs outstanding hereunder, and (ii) all Liabilities of the Loan Parties under, and as defined in, the Existing Loan Agreement shall remain outstanding, shall constitute continuing Liabilities secured by the Collateral, and this Agreement shall not be deemed to evidence or result in a novation or repayment and reborrowing of such obligations and other liabilities.

[SIGNATURE PAGES FOLLOW]

THE BORROWERS’ REPRESENTATIVE:

CASUAL MALE RETAIL GROUP, INC.

By:	/s/ Dennis R. Hernreich
Name:	Dennis R. Hernreich
Title:	Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

BORROWERS:

CASUAL MALE RETAIL GROUP, INC.

By:	/s/ Dennis R. Hernreich
Name:	Dennis R. Hernreich
Title:	Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

CMRG APPAREL, LLC

By:	/s/ Dennis R. Hernreich
Name:	Dennis R. Hernreich
Title:	Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Kahtleen A. Dimock
Name:	Kathleen A. Dimock
Title:	Managing Director

THE REVOLVING CREDIT LENDERS:

BANK OF AMERICA, N.A.
(REVOLVING CREDIT LENDER)

By	/s/ Kahtleen A. Dimock
Name:	Kathleen A. Dimock
Title:	Managing Director

PNC BANK, NATIONAL ASSOCIATION
(REVOLVING CREDIT LENDER)

By:	/s/ Dean Newman
Name:	Dean Newman
Title:	Relationship Manager

WELLS FARGO BANK, NATIONAL ASSOCIATION
(REVOLVING CREDIT LENDER)

By: /s/ Connie Lin
Name: Connie Lin
Title: Vice President

JPMORGAN CHASE BANK, N.A.
(REVOLVING CREDIT LENDER)

By: /s/ Kelly G. Maier
Name: Kelly G. Maier
Title: Vice President

1247018.10

Exhibit 1.0(a)

Casual Male Companies

NAME	FEDERAL ID
Casual Male Retail Group, Inc.	04-2623104
Casual Male CANADA Inc.	BN 86224-0074
CMRG Apparel, LLC	02-0525277
Casual Male Store, LLC	20-1627444
Capture, LLC	33-1003155
Casual Male Retail Store, LLC	20-1628392
Casual Male Direct, LLC	20-1628414
Casual Male RBT, LLC	20-1653061
Casual Male RBT (U.K.) LLC	20-1653147
Think Big Products LLC	20-5572744
Canton PL Liquidating Corp.	13-4222128
Casual Male (EUROPE) LLC	26-0854419
CMRG Holdco, LLC	26-1530177
CMRG Apparel Management, Inc.	26-1530263
CMXL Apparel, LP	26-1530365

EXHIBIT 1.0(a)

CASUAL MALE COMPANIES

Exhibit 1.0(b)

Guarantors

NAME	FEDERAL ID
Casual Male CANADA Inc.	BN 86224-0074
Casual Male Store, LLC	20-1627444
Capture, LLC	33-1003155
Casual Male Retail Store, LLC	20-1628392
Casual Male Direct, LLC	20-1628414
Casual Male RBT, LLC	20-1653061
Casual Male RBT (U.K.) LLC	20-1653147
Think Big Products LLC	20-5572744
Canton PL Liquidating Corp.	13-4222128
Casual Male (EUROPE) LLC	26-0854419
CMRG Holdco, LLC	26-1530177
CMRG Apparel Management, Inc.	26-1530263
CMXL Apparel, LP	26-1530365

Exhibit 1.1

Permitted Encumbrances

Debtor Name	Jurisdiction	Type	File Date	File No.	Secured Party Name	Status	Description

Casual Male Retail Group, Inc.	Delaware	UCC-1	08/03/04	42171181	NMHG Financial Services, Inc.	Active	Sweeper/Scrubber

Casual Male Retail Group, Inc.	Delaware	UCC-1	04/13/05	51144345	Siemens Financial Services, Inc.	Active	RapidSORT Controller

Casual Male Retail Group, Inc.	Delaware	UCC-1	09/21/05	52915453	De Lage Landen Financial Services, Inc.	Active	DMX2000 for AS400 System

Casual Male Retail Group, Inc.	Delaware	UCC-1	09/22/05	52937432	Xerox Corporation	Active	Color Copier

Casual Male Retail Group, Inc.	Delaware	UCC-1	12/01/05	53712156	Cisco Systems Capital Corporation	Active	Routers and Ethernet Computer Networking and Telecommunications Equipment

Casual Male Retail Group, Inc.	Delaware	UCC-1	05/01/06	61457340	IOS Capital	Active	Copiers/Scanners/Fax

Casual Male Retail Group, Inc.	Delaware	UCC-1	08/07/07	3172516	Banc of America Leasing & Capital, LLC	Active	Store equipment and fixtures, signage, distribution equipment and POS Equipment

Casual Male Retail Group, Inc.	Delaware	UCC-1	09/11/07	3439402	IKON Financial Services	Active	IKON (Generic) CPP650 Copier & Canon IR 5000

Casual Male Retail Group, Inc.	Delaware	UCC-1	09/11/07	3447181	IKON Financial Services	Active	Copier/Scanner

Casual Male Retail Group, Inc.	Delaware	UCC-1	12/28/07	4907001	De Lage Landen Financial Services, Inc.	Active	Clarion CX500 and Celerra NS502G-FD Storage Devices

Casual Male Retail Group, Inc.	Delaware	UCC-1	01/16/08	0202315	Banc of America Leasing & Capital, LLC	Active	Store equipment and fixtures, signage, distribution equipment and POS Equipment

Casual Male Retail Group, Inc.	Delaware	UCC-1	02/04/09	0385184	IBM Credit LLC	Active	IBM Value Plan Lease Reseller Software, Value Plan Lease Optical Storage Device

Exhibit 2.8

AMENDED AND RESTATED SWINGLINE NOTE

$15,000,000.00	November 10, 2010

Boston, Massachusetts

FOR VALUE RECEIVED, the undersigned (individually, a “Borrower” and collectively, the “Borrowers”) jointly and severally promise to pay to the order of BANK OF AMERICA, N.A., a national banking association having an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110 (with any subsequent holder, the “SwingLine Lender”), the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000.00) or, if less, the aggregate unpaid principal balance of loans and advances made to the Borrowers pursuant to the SwingLine established pursuant to the Sixth Amended and Restated Loan and Security Agreement of even date herewith (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”) between Bank of America, N.A., a national banking association having an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as Administrative Agent and as Collateral Agent (with any successor in such capacities, so referred to herein) for the benefit of the Revolving Credit Lenders, and the Revolving Credit Lenders, on the one hand, and each of the Borrowers, on the other hand, with interest at the rate and payable in the manner stated therein. This Amended and Restated SwingLine Note replaces in full that certain SwingLine Note dated December 28, 2006, made payable to Bank of America, N.A. as SwingLine Lender thereunder from the Borrowers.

This Amended and Restated SwingLine Note is the “SwingLine Note” to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. Terms used herein which are defined in the Loan Agreement are used as so defined.

The Administrative Agent’s books and records concerning loans and advances pursuant to the SwingLine, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder.

The principal of, and interest on, this SwingLine Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

No delay or omission by the Administrative Agent or the SwingLine Lender in exercising or enforcing any of their respective powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

The Borrowers, and each endorser and guarantor of this SwingLine Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent with respect to this SwingLine Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this SwingLine Note.

This SwingLine Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the SwingLine Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this SwingLine Note, are joint and several; provided, however, the release by the SwingLine Lender or the Administrative Agent of any one or more such Persons, endorsers or guarantors shall not release any other Person obligated on account of this SwingLine Note. Each reference in this SwingLine Note to each Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this SwingLine Note may seek contribution from any other Person also obligated unless and until all Liabilities, obligations and indebtedness to the SwingLine Lender of the Person from whom contribution is sought have been satisfied in full.

This SwingLine Note is delivered at the offices of the Administrative Agent in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts (without regard to the conflict of laws principles thereof), and shall take effect as a sealed instrument.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Administrative Agent and the SwingLine Lender in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this SwingLine Note, is relying thereon. EACH BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THAT BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THAT BORROWER OR OF ANY OTHER PERSON LIABLE TO THE SWINGLINE LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE SWINGLINE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE ADMINISTRATIVE AGENT AND/OR THE SWINGLINE LENDER OR IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE SWINGLINE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER, ANY SUCH PERSON, AND THE ADMINISTRATIVE AGENT AND/OR THE SWINGLINE LENDER.

[Signatures on Next Page]

2

The Borrowers:

Witness:	CASUAL MALE RETAIL GROUP, INC.

	By	/s/ Dennis R. Hernreich
		Name:	Dennis R. Hernreich
/s/ James W. Caffarella		Title:	Executive Vice President, Chief Operating Officer,
Chief Financial Officer, Treasurer and Secretary

Witness:	CMRG APPAREL, LLC

	By:	/s/ Dennis R. Hernreich
		Name:	Dennis R. Hernreich
/s/ Kathleen E. Lehmann		Title:	Executive Vice President, Chief Operating Officer,
Chief Financial Officer, Treasurer and Secretary

1250979.2

3

EXHIBIT 2.10

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$17,500,000.00	November , 2010

Boston, Massachusetts

FOR VALUE RECEIVED, the undersigned (individually, a “Borrower” and collectively, the “Borrowers”), jointly and severally promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (hereinafter, with any subsequent holders, the “Revolving Credit Lender”), c/o Bank of America, N.A., a national banking association having an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND  00/100 Dollars ($17,500,000.00) or, if less, the aggregate unpaid principal balance of Revolving Credit Loans made to or for the account of the Borrowers pursuant to the Sixth Amended and Restated Loan and Security Agreement dated as of November     , 2010 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”) between Bank of America, N.A., a national banking association having an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as Administrative Agent and as Collateral Agent (with any successor in such capacities, so referred to herein) for the benefit of the Revolving Credit Lenders, and the Revolving Credit Lenders, on the one hand, and each of the Borrowers, on the other hand, with interest at the rate and payable in the manner stated therein. This Amended and Restated Revolving Credit Note replaces in full the Amended and Restated Revolving Credit Note(s) held by the Revolving Credit Lender and issued in connection with the Existing Loan Agreement.

This Amended and Restated Revolving Credit Note is a “Revolving Credit Note” to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. Terms used herein which are defined in the Loan Agreement are used as so defined.

The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

The Administrative Agent’s books and records concerning loans and advances pursuant to the Revolving Credit Facility, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder. Each of the Borrowers shall be bound by and obligated on account of any increase or decrease in the amount of the holder’s Revolving Credit Dollar Commitment notwithstanding that such increase or decrease may not be reflected on this Revolving Credit Note.

No delay or omission by the Administrative Agent or the Revolving Credit Lender in exercising or enforcing any of the Administrative Agent’s or the Revolving Credit Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

The Borrowers, and each endorser and guarantor of this Revolving Credit Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent with respect to this Revolving Credit Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Revolving Credit Note.

This Revolving Credit Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Revolving Credit Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several; provided, however, the release by the Administrative Agent or the Revolving Credit Lender of any one or more such Persons, endorsers or guarantors shall not release any other Person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to each Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Credit Note may seek contribution from any other Person also obligated unless and until all Liabilities, obligations and indebtedness to the Revolving Credit Lender of the Person from whom contribution is sought have been satisfied in full.

This Revolving Credit Note is delivered at the offices of the Administrative Agent in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts (without regard to the conflict of laws principles thereof), and shall take effect as a sealed instrument.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Administrative Agent and the Revolving Credit Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Revolving Credit Note, is relying thereon. EACH BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THAT BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THAT BORROWER OR OF ANY OTHER PERSON LIABLE TO THE REVOLVING CREDIT LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER OR IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER, ANY SUCH PERSON, AND THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER.

[Remainder of page left intentionally blank]

2

The Borrowers:

Witness:	CASUAL MALE RETAIL GROUP, INC.

	By	/s/ Dennis R. Hernreich
		Name:	Dennis R. Hernreich
/s/ James Caffarella		Title:	Executive Vice President, Chief Operating Officer,
Chief Financial Officer, Treasurer and Secretary

Witness:	CMRG APPAREL, LLC

	By	/s/ Dennis R. Hernreich
		Name:	Dennis R. Hernreich
/s/ Kathleen E. Lehmann		Title:	Executive Vice President, Chief Operating Officer,
Chief Financial Officer, Treasurer and Secretary

1250966.2

3

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$17,500,000.00	November , 2010

Boston, Massachusetts

FOR VALUE RECEIVED, the undersigned (individually, a “Borrower” and collectively, the “Borrowers”), jointly and severally promise to pay to the order of JPMORGAN CHASE BANK, N.A. (hereinafter, with any subsequent holders, the “Revolving Credit Lender”), c/o Bank of America, N.A., a national banking association having an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND  00/100 Dollars ($17,500,000.00) or, if less, the aggregate unpaid principal balance of Revolving Credit Loans made to or for the account of the Borrowers pursuant to the Sixth Amended and Restated Loan and Security Agreement dated as of November     , 2010 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”) between Bank of America, N.A., a national banking association having an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as Administrative Agent and as Collateral Agent (with any successor in such capacities, so referred to herein) for the benefit of the Revolving Credit Lenders, and the Revolving Credit Lenders, on the one hand, and each of the Borrowers, on the other hand, with interest at the rate and payable in the manner stated therein. This Amended and Restated Revolving Credit Note replaces in full the Amended and Restated Revolving Credit Note(s) held by the Revolving Credit Lender and issued in connection with the Existing Loan Agreement.

This Amended and Restated Revolving Credit Note is a “Revolving Credit Note” to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. Terms used herein which are defined in the Loan Agreement are used as so defined.

The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

The Administrative Agent’s books and records concerning loans and advances pursuant to the Revolving Credit Facility, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder. Each of the Borrowers shall be bound by and obligated on account of any increase or decrease in the amount of the holder’s Revolving Credit Dollar Commitment notwithstanding that such increase or decrease may not be reflected on this Revolving Credit Note.

No delay or omission by the Administrative Agent or the Revolving Credit Lender in exercising or enforcing any of the Administrative Agent’s or the Revolving Credit Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

The Borrowers, and each endorser and guarantor of this Revolving Credit Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent with respect to this Revolving Credit Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Revolving Credit Note.

This Revolving Credit Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Revolving Credit Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several; provided, however, the release by the Administrative Agent or the Revolving Credit Lender of any one or more such Persons, endorsers or guarantors shall not release any other Person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to each Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Credit Note may seek contribution from any other Person also obligated unless and until all Liabilities, obligations and indebtedness to the Revolving Credit Lender of the Person from whom contribution is sought have been satisfied in full.

This Revolving Credit Note is delivered at the offices of the Administrative Agent in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts (without regard to the conflict of laws principles thereof), and shall take effect as a sealed instrument.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Administrative Agent and the Revolving Credit Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Revolving Credit Note, is relying thereon. EACH BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THAT BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THAT BORROWER OR OF ANY OTHER PERSON LIABLE TO THE REVOLVING CREDIT LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER OR IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER, ANY SUCH PERSON, AND THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER.

[Remainder of page left intentionally blank]

2

The Borrowers:

Witness:	CASUAL MALE RETAIL GROUP, INC.

	By	/s/ Dennis R. Hernreich
		Name:	Dennis R. Hernreich
/s/ James Caffarella		Title:	Executive Vice President, Chief Operating Officer,
Chief Financial Officer, Treasurer and Secretary

Witness:	CMRG APPAREL, LLC

	By	/s/ Dennis R. Hernreich
		Name:	Dennis R. Hernreich
/s/ Kathleen E. Lehmann		Title:	Executive Vice President, Chief Operating Officer,
Chief Financial Officer, Treasurer and Secretary

1250966.2

3

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$17,500,000.00	November , 2010

Boston, Massachusetts

FOR VALUE RECEIVED, the undersigned (individually, a “Borrower” and collectively, the “Borrowers”), jointly and severally promise to pay to the order of PNC BANK, NATIONAL ASSOCIATION (hereinafter, with any subsequent holders, the “Revolving Credit Lender”), c/o Bank of America, N.A., a national banking association having an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, the principal sum of SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND  00/100 Dollars ($17,500,000.00) or, if less, the aggregate unpaid principal balance of Revolving Credit Loans made to or for the account of the Borrowers pursuant to the Sixth Amended and Restated Loan and Security Agreement dated as of November     , 2010 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”) between Bank of America, N.A., a national banking association having an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as Administrative Agent and as Collateral Agent (with any successor in such capacities, so referred to herein) for the benefit of the Revolving Credit Lenders, and the Revolving Credit Lenders, on the one hand, and each of the Borrowers, on the other hand, with interest at the rate and payable in the manner stated therein. This Amended and Restated Revolving Credit Note replaces in full the Amended and Restated Revolving Credit Note(s) held by the Revolving Credit Lender and issued in connection with the Existing Loan Agreement.

This Amended and Restated Revolving Credit Note is a “Revolving Credit Note” to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. Terms used herein which are defined in the Loan Agreement are used as so defined.

The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

The Administrative Agent’s books and records concerning loans and advances pursuant to the Revolving Credit Facility, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder. Each of the Borrowers shall be bound by and obligated on account of any increase or decrease in the amount of the holder’s Revolving Credit Dollar Commitment notwithstanding that such increase or decrease may not be reflected on this Revolving Credit Note.

No delay or omission by the Administrative Agent or the Revolving Credit Lender in exercising or enforcing any of the Administrative Agent’s or the Revolving Credit Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

The Borrowers, and each endorser and guarantor of this Revolving Credit Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent with respect to this Revolving Credit Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Revolving Credit Note.

This Revolving Credit Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Revolving Credit Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several; provided, however, the release by the Administrative Agent or the Revolving Credit Lender of any one or more such Persons, endorsers or guarantors shall not release any other Person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to each Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Credit Note may seek contribution from any other Person also obligated unless and until all Liabilities, obligations and indebtedness to the Revolving Credit Lender of the Person from whom contribution is sought have been satisfied in full.

This Revolving Credit Note is delivered at the offices of the Administrative Agent in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts (without regard to the conflict of laws principles thereof), and shall take effect as a sealed instrument.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Administrative Agent and the Revolving Credit Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Revolving Credit Note, is relying thereon. EACH BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THAT BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THAT BORROWER OR OF ANY OTHER PERSON LIABLE TO THE REVOLVING CREDIT LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER OR IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER, ANY SUCH PERSON, AND THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER.

[Remainder of page left intentionally blank]

2

The Borrowers:

Witness:	CASUAL MALE RETAIL GROUP, INC.

	By	/s/ Dennis R. Hernreich
		Name:	Dennis R. Hernreich
/s/ James Caffarella		Title:	Executive Vice President, Chief Operating Officer,
Chief Financial Officer, Treasurer and Secretary

Witness:	CMRG APPAREL, LLC

	By	/s/ Dennis R. Hernreich
		Name:	Dennis R. Hernreich
/s/ Kathleen E. Lehmann		Title:	Executive Vice President, Chief Operating Officer,
Chief Financial Officer, Treasurer and Secretary

1250966.2

3

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$22,500,000.00	November , 2010

Boston, Massachusetts

FOR VALUE RECEIVED, the undersigned (individually, a “Borrower” and collectively, the “Borrowers”), jointly and severally promise to pay to the order of BANK OF AMERICA, N.A. (hereinafter, with any subsequent holders, the “Revolving Credit Lender”), c/o Bank of America, N.A., a national banking association having an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, the principal sum of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND AND  00/100 Dollars ($22,500,000.00) or, if less, the aggregate unpaid principal balance of Revolving Credit Loans made to or for the account of the Borrowers pursuant to the Sixth Amended and Restated Loan and Security Agreement dated as of November     , 2010 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”) between Bank of America, N.A., a national banking association having an office at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as Administrative Agent and as Collateral Agent (with any successor in such capacities, so referred to herein) for the benefit of the Revolving Credit Lenders, and the Revolving Credit Lenders, on the one hand, and each of the Borrowers, on the other hand, with interest at the rate and payable in the manner stated therein. This Amended and Restated Revolving Credit Note replaces in full the Amended and Restated Revolving Credit Note(s) held by the Revolving Credit Lender and issued in connection with the Existing Loan Agreement.

This Amended and Restated Revolving Credit Note is a “Revolving Credit Note” to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. Terms used herein which are defined in the Loan Agreement are used as so defined.

The principal of, and interest on, this Revolving Credit Note shall be payable as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

The Administrative Agent’s books and records concerning loans and advances pursuant to the Revolving Credit Facility, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness hereunder. Each of the Borrowers shall be bound by and obligated on account of any increase or decrease in the amount of the holder’s Revolving Credit Dollar Commitment notwithstanding that such increase or decrease may not be reflected on this Revolving Credit Note.

No delay or omission by the Administrative Agent or the Revolving Credit Lender in exercising or enforcing any of the Administrative Agent’s or the Revolving Credit Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

The Borrowers, and each endorser and guarantor of this Revolving Credit Note, respectively waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by the Administrative Agent with respect to this Revolving Credit Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of any Borrower or any other Person obligated on account of this Revolving Credit Note.

This Revolving Credit Note shall be binding upon each Borrower, and each endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Revolving Credit Lender and its successors, endorsees, and assigns.

The liabilities of each Borrower, and of any endorser or guarantor of this Revolving Credit Note, are joint and several; provided, however, the release by the Administrative Agent or the Revolving Credit Lender of any one or more such Persons, endorsers or guarantors shall not release any other Person obligated on account of this Revolving Credit Note. Each reference in this Revolving Credit Note to each Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly. No Person obligated on account of this Revolving Credit Note may seek contribution from any other Person also obligated unless and until all Liabilities, obligations and indebtedness to the Revolving Credit Lender of the Person from whom contribution is sought have been satisfied in full.

This Revolving Credit Note is delivered at the offices of the Administrative Agent in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts (without regard to the conflict of laws principles thereof), and shall take effect as a sealed instrument.

Each Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Administrative Agent and the Revolving Credit Lender, in the establishment and maintenance of their respective relationship with the Borrowers contemplated by this Revolving Credit Note, is relying thereon. EACH BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THAT BORROWER, OR OF ANY GUARANTOR OR ENDORSER OF THAT BORROWER OR OF ANY OTHER PERSON LIABLE TO THE REVOLVING CREDIT LENDER ON ACCOUNT OF OR IN RESPECT TO THE LIABILITIES, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER OR IN WHICH THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, ANY RELATIONSHIP AMONGST OR BETWEEN ANY BORROWER, ANY SUCH PERSON, AND THE ADMINISTRATIVE AGENT AND/OR THE REVOLVING CREDIT LENDER.

[Remainder of page left intentionally blank]

2

The Borrowers:

Witness:	CASUAL MALE RETAIL GROUP, INC.

	By	/s/ Dennis R. Hernreich
		Name:	Dennis R. Hernreich
/s/ James Caffarella		Title:	Executive Vice President, Chief Operating Officer,
Chief Financial Officer, Treasurer and Secretary

Witness:	CMRG APPAREL, LLC

	By	/s/ Dennis R. Hernreich
		Name:	Dennis R. Hernreich
/s/ Kathleen E. Lehmann		Title:	Executive Vice President, Chief Operating Officer,
Chief Financial Officer, Treasurer and Secretary

1250966.2

3

EXHIBIT 2.23

Revolving Credit Lenders’ Commitments

Revolving Credit Lender	Revolving Credit Dollar Commitment	Revolving Credit Percentage Commitment
Bank of America, N.A.	$22,500,000	30.000000000%

PNC Bank, National Association	$17,500,000	23.333333333%

JPMorgan Chase Bank, N.A.	$17,500,000	23.333333333%

Wells Fargo Bank, National Association	$17,500,000	23.333333333%

Total	$75,000,000	100%

Exhibit 3.8(b)

Existing Defaults under Material Contracts

None.

Exhibit 4.2

Loan Parties’ Information

Name	Jurisdiction of Organization	Federal Tax ID #

Casual Male Retail Group, Inc.	Delaware	04-2623104

CMRG Apparel, LLC	Delaware	02-0525277

Casual Male RBT, LLC	Delaware	20-1653061

Casual Male RBT (U.K.) LLC	Delaware	20-1653147

Casual Male CANADA Inc.	Ontario, Canada	BN 86224-0074

Capture, LLC	Virginia	33-1003155

Casual Male Store, LLC	Delaware	20-1627444

Casual Male Retail Store, LLC	Delaware	20-1628392

Casual Male Direct, LLC	Delaware	20-1628414

Think Big Products LLC	Delaware	20-5572744

Canton PL Liquidating Corp.	Nevada	13-4222128

Casual Male (Europe) LLC	Delaware	26-0854419

CMRG Holdco, LLC	Delaware	26-1530177

CMRG Apparel Management, Inc.	Delaware	26-1530263

CMXL Apparel, LP	Delaware	26-153065

CMRG Global Holdings, Ltd.	Cayman Islands	TR-208869

CMRG Europe B.V.	Netherlands	NL8194.91.524.B01

EXHIBIT 4.3

TRADE NAMES

(a)(i)	The following is a list of all names under which any Loan Party conducted business during the five (5) years preceding the date of this Agreement:

TRADE NAMES USED BY CASUAL MALE RBT, LLC & CASUAL MALE RBT (U.K.) LLC **

Rochester Big & Tall Clothing (07/01/74 – Pres.)

Rochester Clothing Co. (01/02/57 – 07/01/74)

Rochester Big & Tall (07/01/74 – Pres.)

Rochester Sport (not used)

California Big & Tall (not used)

Rochester Big & Tall Newark Park, Inc. *

Rochester Big & Tall Stevens Creek, Inc. *

*       In use until (circa) July 1991

**     By way of assignment pursuant to acquisition of Rochester Big & Tall Clothing on 10/29/04

TRADE NAMES ACQUIRED FROM INTELLIGENT TECHNOLOGIES, INC. d/b/a “SUPERSIZEWORLD” *

SuperSizeWorld (10/18/06 – 10/31/06) **

Big Lou Toilet Seat (not used)

MegaBand (not used)

MegaTowel (not used)

SuperSize Towel (not used)

SuperValue Towel (not used)

MegaHanger (not used)

Hangerzilla (not used)

*       By way of assignment pursuant to acquisition of supersizeworld.com business of Intelligent Technologies, Inc. on 10/18/06

**     The business and operations of SuperSizeWorld is conducted by Think Big Products, LLC d/b/a Living XL

TRADE NAMES USED BY CASUAL MALE RETAIL GROUP, INC.

Designs, Inc. (01/29/76 – 08/07/02)

Casual Male Retail Group, Inc. (08/08/02 – Pres.)

Levi’s Outlet by Designs *

Dockers Outlet by Designs *

Designs Exclusively Levi Strauss & Co. *

Designs Exclusively Levi’s *

*       In use from pre-1997 to 11/11/04

TRADE NAMES USED BY CASUAL MALE STORE, LLC & CASUAL MALE RETAIL STORE, LLC

Casual Male (in use since 11/01/73)

Casual Male Big & Tall (in use since 11/01/73)

Casual Male XL (in use since 08/10/05)

Destination XL (in use since 07/08/10)

DXL (in use since 07/08/10)

TRADE NAMES USED BY THINK BIG PRODUCTS, LLC

LivingXL (in use since 11/01/06)

TRADE NAMES USED BY CASUAL MALE DIRECT, LLC

ShoesXL (in use since 01/01/07)

Think Big (in use since 01/01/93)

Think Big Direct (in use since 01/01/93)

B&T Big & Tall Factory Direct (in use since 09/07/06)

B&T Factory Direct (in use since 09/07/06)

TRADE NAMES USED BY CASUAL MALE CANADA INC.

Casual Male (in use since 05/07/04)

Casual Male Big & Tall (in use since 05/07/04)

Casual Male XL (in use since 03/24/06)

(a)(ii)	All Persons with whom any Loan Party consolidated or merged or from whom any Loan Party acquired in a single transaction or in a series of related transactions substantially all of such Person’s assets, in each case during the five (5) years preceding the date of this Agreement, is as follows:

1.	Casual Male Retail Group, Inc. and its wholly-owned subsidiary, Think Big Products, LLC, consummated the acquisition of certain assets and assumption of certain liabilities of the supersizeworld.com business from Intelligent Technologies, Inc., a Washington corporation, and Timothy C. Barry, an individual, pursuant to Asset Purchase Agreement, dated October 18, 2006.

NOTE:	CMRG Apparel, LLC is the applicant/registrant for all trademark applications and registrations for the trademarks/service marks listed in Exhibit A to Trademark Security Agreement.

Exhibit 4.4(b)

Exceptions to Property Rights

Casual Male Retail Group, Inc., and certain of its subsidiaries (“Casual Male”), use the trademarks, trade names, trade styles, brand names, service marks and logos of third party suppliers to the extent that they are affixed to the inventory supplied to Casual Male but otherwise only with each supplier’s prior consent in each instance.

Exhibit 4.5

Locations, Leases and Landlords

Casual Male Retail Group, Inc. (“CMRG”) leases its headquarters office, at 555 Turnpike Street, Canton, Massachusetts from Spirit SPE Canton, LLC, a Delaware limited liability company, a wholly-owned subsidiary of Spirit Finance Corporation, with a corporate address of 1431 N. Scottsdale Road, Suite 200, Scottsdale, Arizona 85254-2711. The property consists of a 1-building, 2-story multi-tenant warehouse/flex industrial facility containing 755,992 gross square feet on approximately 27.3-acre parcel of land.

As of July 31, 2010, CMRG leases and operates approximately 451 Casual Male XL stores, 1 Destination XL store and 19 Rochester Big and Tall stores. See attached schedule for leases of CMRG.

Exhibit 4.5

Locations, Leases, and Landlords

STORE					LANDLORD
#	Store Address	City	State	Zip	LL Name	LL Address	LL Address	City	State	Zip
4295	463 SEVENTH AVE	NEW YORK CITY	New York	10018	ADAMS & COMPANY REAL ESTATE LLC	411 5TH AVENUE		NEW YORK	New York	10016-2203
5000	700 MISSION STREET	SAN FRANCISCO	California	94103	706 MISSION STREET CO LLC	JMA VENTURES	FOUR EMBARCADERO CENTER SUITE 3100	SAN FRANCISCO	California	94111
5008	9737 WILSHIRE BLVD., SUITE 100-E	BEVERLY HILLS	California	90212	BEVERLY HILLS GATEWAY, LP	OFFICE OF THE BUILDING	9777 WILSHIRE BLVD SUITE 815	BEVERLY HILLS	California	90212
5011	840 N. MICHIGAN AVENUE	CHICAGO	Illinois	60611	PMUDI, LLC	US EQUITIES ASSET MANAGEMENT, LLC	20 NORTH MICHIGAN AVE., SUITE 325	CHICAGO	Illinois	60602
5012	399 BOYLSTON STREET	BOSTON	Massachusetts	02116	SRI EIGHT 399 BOYLSTON LLC	SHORENSTEIN COMPANY LLC/CORP SECRETARY	235 MONTGOMERY ST., 16TH FLOOR	SAN FRANCISCO	California	94104
5013	1301 AVENUE OF THE AMERICAS	NEW YORK	New York	10019	1301 PROPERTIES OWNER LP	c/o PARAMOUNT GROUP, INC	1633 BROADWAY, SUITE 1801	NEW YORK	New York	10019
5014	11661 PRESTON FOREST VILLAGE RD. STE 101	DALLAS	Texas	75230	KIMCO REALTY CORPORATION	PO BOX 5020	3333 NEW HYDE PARK ROAD	NEW HYDE PARK	New York	11042-0020
5015	3157 PEACHTREE ROAD	ATLANTA	Georgia	30305	GEORGE E. MAYER & PHILIP OSBOURNE	PO BOX 2006		HIGHLANDS	North Carolina	28741
5015	3157 PEACHTREE ROAD	ATLANTA	Georgia	30305	GEORGE E. MAYER & PHILIP OSBOURNE	PO BOX 2006		HIGHLANDS	North Carolina	28741
5016	1020 CONNECTICUT AVE, NW	WASHINGTON	DC	20036	WASHINGTON SQUARE LP, LLP	LERNER CORP, MANAGING AGENT/ LEGAL	2000 TOWER OAKS BLVD., 8TH FL	ROCKVILLE	Maryland	20852
5022	901-H SOUTH COAST DRIVE	COSTA MESA	California	92626	METRO POINTE RETAIL ASSOCIATES II	COMMERCIAL RETAIL DEPT	949 SOUTH COAST DR., SUITE 600	COSTA MESA	California	92626
5025	BISCAYNE (US1) & NE 187TH STREET	AVENTURA	Florida	33180	PRUDENTIAL INSURANCE CO. OF AMERICA	SEC COMMERCIAL REALTY GROUP, INC	7284 W. PALMETTO PARK RD. STE 210S	BOCA RATON	Florida	33433-3414
5028	1801 5TH AVENUE	SEATTLE	Washington	98101	TIMES SQUARE BUILDING LLC	VANCE CORP	1809 7TH AVE., SUITE 300	SEATTLE	Washington	98101-1313
5029	1625 NORTHERN BOULEVARD	MANHASSET	New York	11030	G&M BAHAR CORP	BAHAR CORP	108-18 QUEENS BLVD, SUITE 705	FOREST HILLS	New York	11375
5033	150 ALLENDALE RD., BLG 1, 2N FL	KING OF PRUSSIA	Pennsylvania	19406	CPW GRAT TRUSTS U/A 4/19/99, PA TRUST	WILLNER PROPERTIES	150 ALLENDALE ROAD	KING OF PRUSSIA	Pennsylvania	19406
5101	1337 NORTH MAIN STREET	WALNUT CREEK	California	94596	STOW PARTNERS	MAJORIE FREDERICKS	16 PARK AVE	WALNUT CREEK	California	94595
5103	2301 GLADES ROAD, BAY 700	BOCA RATON	Florida	33431	GLADES-BUTTS ASSOCIATES, LTD	SCHMIER & FEURRING PROPERTIES, INC. C/O	7777 GLADES ROAD, SUITE 310	BOCA RATON	Florida	33434
5401	202 RED APPLE COURT	CENTRAL VALLEY	New York	10917	CPG PARTNERS, LP	CHELSEA PROPERTY GROUP, INC	105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
59059	25000 SOUTHFIELD ROAD	SOUTHFIELD	Michigan	48075	PLATINUM ASSOCIATES, L.L.C.	VELICK PROPERTIES, INC. C/O	30701 W. TEN MILE ROAD #500	FARMINGTON HILLS	Michigan	48336
59180	443 ROUTE 17 SOUTH	PARAMUS	New Jersey	07652-	ROBERT WELLS		19 SCARSDALE FARM ROAD	SCARSDALE	New York	10583
59412	150 WORCESTER ROAD	FRAMINGHAM	Massachusetts	01701-	FRAMINGHAM-150 FR REALTY LP		1051 RESERVOIR AVE.	CRANSTON	Rhode Island	02910
9052	605 NORTH 98TH STREET	OMAHA	Nebraska	68114	LUND COMPANY	120 REGENCY PARKWAY	SUITE 116	OMAHA	Nebraska	68114
9053	8721 METCALF AVENUE	OVERLAND PARK	Kansas	66212	METCALF 87 ASSOCAITES, LLC	MARKS, NELSON, VOHLAND & CAMPBELL	7701 COLLEGE BLVD., SUITE 150	OVERLAND PARK	Kansas	66210
9054	445 EAST TOWNLINE ROAD	VERNON HILLS	Illinois	60061	445 TOWNLINE INVESTMENTS, LLC	C/O TERRACO INC	3201 OLD GLENVIEW RD., SUITE 300	WILMETTE	Illinois	60091
9055	1113 KENNY CENTRE	COLUMBUS	Ohio	43220	SCHOTTENSTEIN PROPERTY GROUP	1798 FREBIS AVENUE		COLUMBUS	Ohio	43206
9056	847 S. WHITE STATION ROAD	MEMPHIS	Tennessee	38117	UNION REALTY COMPANY	BELZ ENTERPRISES	100 PEABODY PLACE SUITE 1400	MEMPHIS	Tennessee	38103
9058	1026 SOUTH BRENTWOOD BLVD.	RICHMOND HEIGHT	Missouri	63117	WAGNER ENTERPRISES, LLC		4604 SE 20TH PL	CAPE CORAL	Florida	33904
9059	26300 SOUTHFIELD ROAD	LATHRUP VILLAGE	Michigan	48076	26300 INVESTMENTS LP	C/O TERESA KARLAVAGE	30600 TELEGRAPH RD-SUITE 3244	BINGHAM FARMS	Michigan	48025
9060	3480 FAIRLANE DRIVE	ALLEN PARK	Michigan	48101	GREEN DRIVE LLC	LORMAX STERN DEVELOPMENT CO	6755 DALY ROAD	WEST BLOOMFIELD	Michigan	48322
9063	43115 CRESCENT BLVD.	NOVI	Michigan	48375	NOVI TOWN CENTER INVESTORS LLC	242 TRUMBULL STREET		HARTFORD	Connecticut	06156
9064	13967 LAKESIDE CIRCLE	STERLING HEIGHTS	Michigan	48313	LAKE BELLAIRE, LLC	MICHIGAN PROPERTY GROUP	34355 GLOUSTER CIRCLE	FARMINGTON HILLS	Michigan	48331
9066	540 US HIGHWAY 46	TOTOWA	New Jersey	07512	ABLAR ASSOCIATES, LLC	19195 MYSTIC POINTE DRIVE	UNIT 2001	AVENTURA	Florida	33180
9067	236 LAFAYETTE ROAD	MENLO PARK	New Jersey	08837	MILLED FAMILY LIMITED PARTNERSHIP	499 ERNSTON ROAD	PO BOX 741	PARLIN	New Jersey	08859
9069	7939 S. ORANGE BLOSSOM TRAIL	ORLANDO	Florida	32809	DDRM SKYVIEW PLAZA LLC	DEVELOPERS DIVERSIFIED REALTY CORP	3300 ENTERPRISE PARKWAY	BEACHWOOD	Ohio	44122
9070	11503A ROCKVILLE PIKE	ROCKVILLE	Maryland	20852	11503 ROCKVILLE PIKE LLC	c/o SAUL HOLDINGS LP	7501 WISCONSIN AVE, SUITE 1500 EAST	BETHESDA	Maryland	20814-6522
9071	1457 W. SOUTHERN AVE., SUITE 13	MESA	Arizona	85202	HJ MESA, LLC	JAKOSKY PROEPRTIES	503 32nd ST., STE 200	NEWPORT BEACH	California	92663
9072	1725 NORTH TOWN EAST BLVD., SUITE 205	MESQUITE	Texas	75150	MESQUITE EMPORIUM, LP	QUINE & ASSOCIATES, INC	PO BOX 833009	RICHARDSON	Texas	75083-3009
9073	1025 N. CENTRAL EXPRESSWAY	PLANO	Texas	75075	RREEF ASSET MANAGER	200 CRESCENT COURT	SUITE 560	DALLAS	Texas	75201
9074	5393-A WESTHEIMER	HOUSTON	Texas	77056	UPTOWN JOINT VENTURE	105 TOWN CENTER ROAD	PO BOX 60851	KING OF PRUSSIA	Pennsylvania	19406-2394
9076	4100 S. COOPER STREET	ARLINGTON	Texas	76015	GRAVLEE COMMERCIAL	5956 SHERRY LANE	SUITE 1000	DALLAS	Texas	75225
9080	1004 WEST VALLEY PARKWAY #23	ESCONDIDO	California	92025	MC STRAUSS COMPANY	990 HIGHLAND DRIVE #200		SOLANA BEACH	California	92075
9081	340 N. GLENDALE AVENUE, #340	GLENDALE	California	91206	GLENDALE GARDEN CENTER, LLC	1101 EAST 18TH STREET		LOS ANGELES	California	90021
9082	19422 NORDHOFF STREET	NORTHRIDGE	California	91324	19420 NORDOFF LLC	KELLER WILLIAMS REALTY	2701 OCEAN PARK BLVD, SUITE 140	SANTA MONICA	California	90405
9083	11075 IH-10 WEST SUITE 302	SAN ANTONIO	Texas	78230	INLAND SOUTHWEST MANAGEMENT LLC #35105	ATTN: CLAUDETTE ZOCH	5741 LEGACY DRIVE, STE 315	PLANO	Texas	75024
9084	10300 LITTLE PATUXENT PKWY, SPACE #1870	COLUMBIA	Maryland	21044	GENERAL GROWTH PROPERTIES, INC	COLUMBIA REGIONAL OFFICE/LAW/LEASING	10275 LITTLE PATUXENT PARKWAY	COLUMBIA	Maryland	21044
9105	800 BALD HILL ROAD	WARWICK	Rhode Island	02893	AIRPOST ASSOCIATES, LLC	JAN COMPANIES	35 SOCKANOSSET CROSS RD	CRANSTON	Rhode Island	02920
9106	6222 LITTLE RIVER TURNPIKE	ALEXANDRIA	Virginia	22312-	LANDMARK HHH, LLC	C/O HHH PROPERTIES CORP.	4001 WILLIAMSBURG COURT	FAIRFAX	Virginia	22032
9112	21 FAUNCE CORNER ROAD	NORTH DARTMOUTH	Massachusetts	02747-	R&D MANAGEMENT CORPORATION		810 SEVENTH AVE 10TH FLOOR	NEW YORK	New York	10019
9114	2209 W. I 240 SERVICE ROAD, SUITE 318	OKLAHOMA CITY	Oklahoma	73159-8252	WALNUT SQUARE SHOPPING CENTER LLC	C/O PRICE EDWARDS & COMPANY	210 PARK AVE, STE 1000	OKLAHOMA CITY	Oklahoma	73102
9117	440 MIDDLESEX ROAD	TYNGSBORO	Massachusetts	01879-1021	TJ MIDDLESEX LLC & TJ MIDDLESEX II LLC	WINSLOW PROPERTY MGMT INC	5 MILITIA DRIVE	LEXINGTON	Massachusetts	02421
9119	8735 SOUTH CICERO AVE	HOMETOWN	Illinois	60456-1018	2300 W. ST. PAUL, LLC & VISION EQUITY GROUP, LLC	KASS MANAGEMENT SERVICES, INC	2000 N RACINE, SUITE 4400	CHICAGO	Illinois	60614
9120	17 W 180 22ND STREET	OAKBROOK TERRACE	Illinois	60181	ROSSI REAL ESTATE CORP	1015 BUTTERFIELD ROAD		DOWNERS GROVE	Illinois	60515
9123	1044 W. MERCURY BLVD.	HAMPTON	Virginia	23666-	RIVERDALE PLAZA SC LLC	RIVERDALE MANAGEMENT CO	2013 CUNNINGHAM DR., SUITE 301	HAMPTON	Virginia	23666
9124	1138 SILAS DEANE HIGHWAY	WETHERSFIELD	Connecticut	16109-	PRIME DEVELOPMENT GROUP, LLC	FIELD BROTHERS-C/O	101 MERRITT BLVD, SUITE 101	TRUMBULL	Connecticut	06611
9127	884 NORTH U.S. 31	GREENWOOD	Indiana	46142-	GREENWOOD ASSOCIATES	SKINNER&BROADBENT CO, INC THE	117 EAST WASHINGTON ST., SUITE 300	INDIANAPOLIS	Indiana	46204

Exhibit 4.5

Locations, Leases, and Landlords

STORE					LANDLORD
#	Store Address	City	State	Zip	LL Name	LL Address	LL Address	City	State	Zip
9131	1228-1230 NIAGARA FALLS BLVD.	TONAWANDA	New York	14150-	MARVIN GARDENS PLAZA	MJ PETERSON REAL ESTATE	501 JOHN JAMES AUDUBON PARKWAY	WEST AMHERST	New York	14228
9133	5030 EAST INDEPENDENCE BLVD	CHARLOTTE	North Carolina	28212	NORTHLAKE ASSOCIATES, LLC	MR. ROBERT NEEDLE	5201 VILLAGE BLVD	WEST PALM BEACH	Florida	33407
9137	1005 BOWER PARKWAY	COLUMBIA	South Carolina	29212	DDRTC COLUMBIANA STATION II LLC	3300 ENTERPRISE PARKWAY		BEACHWOOD	Ohio	44122
9139	7800 RIVERS AVENUE	NORTH CHARLESTON	South Carolina	29406-4016	KIMCO NORTH RIVERS 692, INC	3333 NEW HYDE PARK ROAD, SUITE 100	PO BOX 5020	NEW HYDE PARK	New York	11042-0020
9142	1410 WASHINGTON STREET	HANOVER	Massachusetts	02339-	DOUGLAS T. & STEVEN J. SHER LLC AND ZFT LLC	MARTIN E. SHER	3589 LAKEVIEW DRIVE	DELRAY BEACH	Florida	33445
9144	223-227 MEMORIAL AVENUE	WEST SPRINGFIELD	Massachusetts	01089-	CIC REALTY TRUST		73 STATE STREET	SPRINGFIELD	Massachusetts	01103
9149	110 WOLF ROAD	ALBANY	New York	12205-	WILLARD ANDERSON PROPERTIES		125 WOLF ROAD	ALBANY	New York	12205
9152	4630 FACTORY STORES BLVD	MYRTLE BEACH	South Carolina	29579	COROC/MYRTLE BEACH LLC	LEASE ID#002685	3200 NORTHLINE AVE, SUITE 360	GREENSBORO	North Carolina	27408
9155	3617 NORTHWEST EXPRESSWAY	OKLAHOMA CITY	Oklahoma	73132-	DESERT HOME COMMUNITIES LLC	7911 HERSCHEL AVE.	SUITE #306	LA JOLLA	California	92037
9157	1596 GALLATIN PIKE NORTH	MADISON	Tennessee	37115-	RIVERGATE SQUARE STATION INC	ATTN: R. MARK ADDY	11501 NORTHLAKE DRIVE	CINCINNATI	Ohio	45242-1669
9159	13289 WORTH AVENUE	WOODBRIDGE	Virginia	22192	KIMCO REALTY CORP	170 W. RIDGELY ROAD SUITE 210	PO BOX 5678	LUTHERVILLE	Maryland	21093
9160	735 PROVIDENCE HIGHWAY	DEDHAM	Massachusetts	02026-	FEDERAL REALTY INVESTMENT TRUST	ATTN: LEGAL DEPARTMENT	1626 EAST JEFFERSON STREET	ROCKVILLE	Maryland	20852-4041
9161	87 BROADWAY	SAUGUS	Massachusetts	01906-	87 BROADWAY LLC	c/o HIATT	80 LITTLE BAY ROAD	NEWINGTON	New Hampshire	03801
9166	1630 MILITARY ROAD	NIAGARA FALLS	New York	14304	FASHION OUTLETS OF NIAGARA, LLC	TALISMAN NIAGARA PROPERTIES CORP	4000 PONCE DE LEON BLVD,STE 420	CORAL GABLES	Florida	33146
9168	984 POQUONNOCK RD., ROUTE 12	GROTON	Connecticut	06340-	SYRAWEISS REALTY LLC, c/o	WEICORP., INC.	P.O. BOX 577	GALES FERRY	Connecticut	06335
9171	2217A EAST 80TH AVENUE	MERRILLVILLE	Indiana	46410-	CROSSINGS AT HOBART-I, LLC	SCHOTTENSTEIN PROPERTY GRP/LEASE ADM	4300 E. FIFTH AVE	COLUMBUS	Ohio	43219
9172	5728 INTERNATIONAL DR.	ORLANDO	Florida	32819	INTERNATIONAL SHOPPES, LLC	1701 PARK CENTER DRIVE	SUITE 100	ORLANDO	Florida	32832
9174	3333 WEST HENRIETTA ROAD	HENRIETTA	New York	14623	SOUTHTOWN PLAZA ASSOCIATES		2975 BRIGHTON-HENRIETTA TOWN L	ROCHESTER	New York	14623
9175	1501 BOSTON POST ROAD	MILFORD	Connecticut	06460	SHEMITZ ASSOCIATES LP	598 PROSPECT STREET		NEW HAVEN	Connecticut	06511
9176	3806-A HIGH POINT RD., SPACE G	GREENSBORO	North Carolina	27407-	ED KELLEY PLAZA ASSOCIATES	102 W. THIRD STREET	SUITE 470	WINSTON SALEM	North Carolina	27107
9177	4664 WEST 38TH STREET	INDIANAPOLIS	Indiana	46254-	LAFAYETTE ASSOCIATES	THE SKINNER&BROADBENT CO, INC	117 EAST WASHINGTON ST., SUITE 300	INDIANAPOLIS	Indiana	46204
9178	6109 E. VIRGINIA BEACH BLVD., SUITE C	NORFOLK	Virginia	23502-	SHEPHERD INVESTMENTS, LLC	LONG AND FOSTER RE/ATTN: DOUG SHEPHERD	317 30TH STREET	VIRGINIA BEACH	Virginia	23451
9180	450 NORTH STATE ROUTE 17	PARAMUS	New Jersey	07652	PARAMUS ROLLER SKATING ARENA, INC	450 RIVER DRIVE		GARFIELD	New Jersey	07026
9181	6217 BALTIMORE NATIONAL PIKE	BALTIMORE	Maryland	21228-	GIANT OF MARYLAND	THE STOP & SHOP SUPERMARKET CO LLC	PO BOX 55888	BOSTON	Massachusetts	02205
9185	686 FELLS WAY	MEDFORD	Massachusetts	02155-	FELLSWAY PLAZA LIMITED PARTNERSHIP	BERENSON ASSOCIATES, INC	ONE EXETER PLAZA 10TH FLOOR	BOSTON	Massachusetts	02116
9186	2456 U.S. HIGHWAY 22	UNION	New Jersey	07083-	ISLAND HOME CENTER	C/O JAMES NOSTE	P. O. BOX 1536	UNION	New Jersey	07083-1536
9187	2195B SNELLING AVENUE SOUTH	ROSEVILLE	Minnesota	55113	MARCO PROPERTIES MANAGEMENT	21393 NOVAK AVE NORTH		SCANDIA	Minnesota	55073
9188	8000 RICHMOND ROAD	LIGHTFOOT	Virginia	23090-	6401 RICHMOND ROAD LLLP	W.H.H.TRICE & CO	4029 IRONBOUND ROAD, SUITE 300	WILLIAMSBURG	Virginia	23188
9190	4751 SOUTH 76TH STREET	GREENFIELD	Wisconsin	53220-	4739 S. 76TH LLC	ELSA’S ON THE PARK	833 NORTH JEFFERSON STREET	MILWAUKEE	Wisconsin	53202
9191	346 SO. BROADWAY	SALEM	New Hampshire	03079-	DOROTHY M. DI ORIO		24 GORDAN MOUNTAIN ROAD	WINDHAM	New Hampshire	03087
9193	2049 MIDDLE COUNTRY RD.	CENTEREACH	New York	11720-	FIVE M REALTY COMPANY		PO BOX 2213	ST JAMES	New York	11780
9194	17430-17680 W. BLUEMOUND ROAD, #11	BROOKFIELD	Wisconsin	53005	BB&K/BROWNSTONES, INC	c/o MID-AMERICA ASSET MGMT, INC	1 PARK VIEW PLAZA, 9TH FL	OAKBROOK TERRACE	Illinois	60181
9196	1845 E. COUNTY ROAD D, SUITE 180	MAPLEWOOD	Minnesota	55109-	MAPLEWOOD 2007, LLC	H.J. DEVELOPMENT INC	15600 WAYZATA BLVD., SUITE 201	WAYZATA	Minnesota	55391
9197	91 MIDDLESEX TURNPIKE	BURLINGTON	Massachusetts	01803-4914	HERITAGE BURLINGTON SQUARE LLC	CENTRO PROPERTIES GROUP	420 LEXINGTON AVE 7TH FL	NEW YORK	New York	10170
9199	HOOPER AVENUE	TOMS RIVER	New Jersey	08753	MARX REALTY & IMPROVEMENT CO., INC.		708 THIRD AVENUE, 15TH FLOOR	NEW YORK	New York	10017-4146
9200	2949 WEST ADDISON STREET	CHICAGO	Illinois	60618-	ADDISON MALL L.L.C.	FIRST AMERICAN PROPERTIES, LLC	1731 N.MARCEY STREET, SUITE 520	CHICAGO	Illinois	60614
9201	6601 NICOLLET AVENUE SOUTH	RICHFIELD	Minnesota	55423-	RICHFIELD SHOPPES, LLC	MIDWEST MANAGEMENT, INC	750 PENNSYLVANIA AVE	MINNEAPOLIS	Minnesota	55426
9202	11601 108 STREET, SUITE 528	PLEASANT PRAIRIE	Wisconsin	53158	PRIME RETAIL, LP	217 EAST REDWOOD STREET	20TH FLOOR	BALTIMORE	Maryland	21202
9204	38 ROCKLAND PLAZA	NANUET	New York	10954	CENTRO NP HOLDINGS 11 SPE, LLC	420 LEXINGTON AVE, 7TH FLOOR		NEW YORK	New York	10170
9205	5776 GRAPE ROAD	MISHAWAKA	Indiana	46545-	CHASE PROPERTIES LTD	3333 RICHMOND ROAD	SUITE 320	BEACHWOOD	Ohio	44122
9206	35592 WEST WARREN ROAD	WESTLAND	Michigan	48185-	WESTWAY PLAZA ASSOCIATES, LP	c/o TRICAP HOLDINGS	PO BOX 784	WALLED LAKE	Michigan	48390
9207	2369 CENTRAL PARK AVENUE	YONKERS	New York	10710-	B.T.M.I. LTD	ELISABETH BRENHOUSE	1045 FIFTH AVE	NEW YORK	New York	10028
9208	3576 WASHTENAW AVE., SUITE B	ANN ARBOR	Michigan	48104-	RENKEN ASSOCIATES XVI LP		230 COLLINGWOOD, SUITE 160B	ANN ARBOR	Michigan	48103
9210	2637 WEST 95TH STREET	EVERGREEN PARK	Illinois	60642-	EVERGREEN PARTNERS, LLC		PO BOX 0323	NORTHBROOK	Illinois	60065
9211	2435 FLATBUSH AVENUE	BROOKLYN	New York	11234-	PRINCE PLAZA DEVELOPMENT CORPORATION	EQUITY MANAGEMENT, LLC	1407 BROADWAY, SUITE 2100	NEW YORK	New York	10018
9213	625 COMMERCE BLVD	FAIRLESS HILLS	Pennsylvania	19030	OXFORD VALLEY ROAD ASSOCIATES, LP	C/O THE GOLDENBERG GROUP, INC	350 SENTRY PARKWAY, BLDG 630,STE 300	BLUE BELL	Pennsylvania	19422
9214	100 WEST 12 MILE ROAD	MADISON HEIGHTS	Michigan	48071-2416	MADISON PLAZA LLC	4036 TELEGRAPH ROAD	SUITE 206	BLOOMFIELD HILLS	Michigan	48302
9217	1154 POLARIS PARKWAY	COLUMBUS	Ohio	43240	CASTO SANCUS RETAIL NORTH, INC	CASTO	191 WEST NATIONWIDE BLVD., SUITE 200	COLUMBUS	Ohio	43215
9220	25180 LORAIN ROAD	NORTH OLMSTEAD	Ohio	44070	B&G PROPERTIES LP	26565 MILES ROAD 200		CLEVELAND	Ohio	44128-5929
9221	5295 HICKORY HOLLOW PARKWAY	ANTIOCH	Tennessee	37013	DEVELOPERS DIVERSIFIED REALTY CORPORATION	3300 ENTERPRISE PARKWAY	ATTN: EXECUTIVE VP - LEASING	BEACHWOOD	Ohio	44122
9223	8303 EAST KELLOGG DRIVE	WICHITA	Kansas	67207	TMC EASTGATE, LLC	1707 N. WATERFRONT PARKWAY		WICHITA	Kansas	67206
9224	4434 BAY ROAD	SAGINAW	Michigan	48603	LYNN KIRK TRUSTEE	FOR PETER ANDREW KIRK	1524 1/2 STATE STREET	SANTA BARBARA	California	93101-2514
9225	6710 GOVERNOR RITCHIE HIGHWAY	GLEN BURNIE	Maryland	21061-2319	FEDDER MANAGEMENT CORP	AUTHORIZED AGENT FOR CHESAPEAKE SQ	10096 RED RUN BLVD. SUITE 300	OWINGS MILLS	Maryland	21117
9227	23007 EUREKA ROAD	TAYLOR	Michigan	48180	SOUTH PLAZA COMPANY, LLC	DR. WILLIAM A ATHENS	19545 PARKE LANE	GROSSE ILE	Michigan	48138
9229	101 SOUTH 48TH STREET	LINCOLN	Nebraska	68510-	TAYLOR ENTERPRISES, INC.	BOX 5711 STATION C		LINCOLN	Nebraska	68505

Exhibit 4.5

Locations, Leases, and Landlords

STORE					LANDLORD
#	Store Address	City	State	Zip	LL Name	LL Address	LL Address	City	State	Zip
9232	5106 - 5108 WHIPPLE N.W.	CANTON	Ohio	44718-	GUS & HELEN PETRAKIS	4130 50TH STREET, N.W.		CANTON	Ohio	44718
9235	G4365 MILLER ROAD	FLINT	Michigan	48507-	MARVIN HEIDENRICH	900 CYPRESS GROVE DR.		POMPANO BEACH	Florida	33069
9236	220 BALTIMORE PIKE	SPRINGFIELD TOWNSHIP	Pennsylvania	19064	JEROME & RUTH ROSOFF	LANARD & AXILBUND-C/O	399 MARKET STREET	PHILADELPHIA	Pennsylvania	19106-2183
9237	2577 SO. HAMILTON ROAD	COLUMBUS	Ohio	43232-	EASTLAND PLAZA LIMITED PARTNERSHIP	LANDMARK PROPERTIES GROUP	4848 ROUTE 8, UNIT 2	ALLISON PARK	Pennsylvania	15101
9241	7565 GREENBELT RD.	GREENBELT	Maryland	20770	COMBINED PROPERTIES, INC	1255 22ND ST. NW, 6TH FLOOR	ATTN: LEGAL DEPARTMENT	WASHINGTON	DC	20037
9242	R1492 Rte. 9	LAKE GEORGE	New York	12845-9735	GORDON DEVELOPMENT CO, LLC		50 STATE STREET,6TH FL	ALBANY	New York	12207
9250	319 LINCOLN HWY.	FAIRVIEW HEIGHTS	Illinois	62208	GM FAIRVIEW HEIGHTS PROPERTY, LLC	PO BOX 8323		ST LOUIS	Missouri	63132
9251	ORE BANK ROAD EXTENDED	PIGEON FORGE	Tennessee	37863-	BELZ ENTERPRISES	TOWER AT PEABODY PLACE	100 PEABODY PLACE SUITE 1400	MEMPHIS	Tennessee	38103
9252	76TH & DODGE	OMAHA	Nebraska	68114	QUAPAW OMAHA LLC	PRIORITY PROPERTIES	1045 S.WOODS MILL RD., SUITE 1	TOWN & COUNTRY	Missouri	63017
9254	1359 N. LARKIN ST.	JOLIET	Illinois	60435	CREATIVITY CIRCLE, INC	MATANKY REALTY GROUP C/O	200 N. LaSALLE ST., SUITE 2350	CHICAGO	Illinois	60601-1014
9256	3256 BRUNSWICK PIKE - ROUTE 1	LAWRENCEVILLE	New Jersey	08648	LAWRENCE REALTY CO	ARTHUR ALLEN	2319 FIRST AVENUE, ROOM #206	SEATTLE	Washington	98121
9257	4755 NORTHFIELD ROAD	NORTH RANDALL	Ohio	44128-	BERTRAM LEFKOWICH	C/O MOTOR COURT CO.	30195 CHAGRIN BLVD SUITE 102W	PEPPER PIKE	Ohio	44124
9258	5212 MONROE STREET	TOLEDO	Ohio	43623	WONG PROPERTIES, INC	PO BOX 5580		TOLEDO	Ohio	43613
9260	6815 PEACH STREET, SPACE A-13	ERIE	Pennsylvania	16509	BALDWIN/RUBINO ASSOCIATES	BALDWIN BROTHERS, INC	2540 VILLAGE COMMON DRIVE	ERIE	Pennsylvania	16506-7202
9267	10027 E. WASHINGTON STREET	INDIANAPOLIS	Indiana	46229-	WASHINGTON SHOPPES LTD	THE BROADBENT COMPANY	117 EAST WASHINGTON ST., SUITE 300	INDIANAPOLIS	Indiana	46204-3614
9270	1407 N. VETERAN’S PARKWAY	BLOOMINGTON	Illinois	61704-	SSC LAKEWOOD PLAZA, LLC	191 W. NATIONWIDE BLVD	SUITE 200	COLUMBUS	Ohio	43215-2568
9271	4744 W. LINCOLN HWY.	MATTESON	Illinois	60443	EDGEMARK ASSET MANAGEMENT LLC	ROSE PLAZA	2215 YORK ROAD SUITE 503	OAKBROOK	Illinois	60523
9272	LITCHFIELD ROAD, SUITE 1	KITTERY	Maine	03904-	BRADFORD REALTY TRUST	529 ROUTE 1	SUITE 101	YORK	Maine	03909
9273	3931 28TH STREET S.E.	GRAND RAPIDS	Michigan	49512	EAST PARIS SHOPPES	THE BROADBENT COMPANY	117 EAST WSHINGTON ST/. SUITE 300	INDIANAPOLIS	Indiana	46204
9274	2450 WABASH SPACE 101	SPRINGFIELD	Illinois	62704	TROY COLLIDGE NO. 51, LLC	KMART CORP REF#3241 SPRINGFIELD, IL	3333 BEVERLY ROAD	HOFFMAN ESTATES	Illinois	60179
9278	11003 MIDLOTHIAN TURNPIKE	RICHMOND	Virginia	23235	11001 MIDLOTHIAN, LLC		15621 GENITO ROAD	AMELIA	Virginia	23002
9280	7515 McKNIGHT ROAD	PITTSBURGH	Pennsylvania	15108	RUCO ENTERPRISES	249 NORTH CRAIG STREET	LEGAL COUNSEL	PITTSBURGH	Pennsylvania	15213
9286	1819 DIXWELL AVENUE	HAMDEN	Connecticut	06514	CW PARKWAY PLAZA LLC	CENTRO PROPERTIES GROUP	420 LEXINGTON AVE., 7TH FL	NEW YORK	New York	10170
9291	351 S. COLLEGE RD, SPACE D-19	WILMINGTON	North Carolina	28403-1617	CENTRO HERITAGE SPE 4 LLC	CENTRO PROPERTIES GROUP	420 LEXINGTON AVE, 7TH FL	NEW YORK	New York	10170
9292	804 SOUTH ROAD SQUARE	POUGHKEEPSIE	New York	12601-	KEMPNER CORPORATION	257 MAMARONECK AVE		WHITE PLAINS	New York	10605
9298	1037 N. DUPONT HWY.	DOVER	Delaware	19901	CW DOVER LLC	CENTRO PROPERTY GROUP	420 LEXINGTON AVE., 7TH FL	NEW YORK	New York	10170
9299	670 COUNTY ROAD 10 NE	BLAINE	Minnesota	55432-	NORTHCOURT COMMONS RETAIL, LLC	KRAUS-ANDERSON REALTY CO	4210 WEST OLD SHAKOPEE ROAD	BLOOMINGTON	Minnesota	55437
9302	1216 S. UNIVERSITY AVENUE	LITTLE ROCK	Arkansas	72204-	BOYLE REALTY CO		6705 WEST 12TH ST. #2	LITTLE ROCK	Arkansas	72204
9304	5743 SOUTH WESTNEDGE AVENUE	PORTAGE	Michigan	49002	JAYESH C. SHARMA	6804 VERONICA STREET		KALAMAZOO	Michigan	49009
9306	677 H. KIDDER STREET	WILKES BARRE	Pennsylvania	18702	W.B. PROPERTIES, L.P.	LAWRENCE REAL ESTATE LLC/L. E. LEBENSON	1167 N. WASHINGTON ST., SUITE B	WILKES-BARRE	Pennsylvania	18705
9309	8801 UNIVERSITY AVENUE	CLIVE	Iowa	50325	UNIVERSITY PARK IMPROVEMENT, LLC	DLC MANAGEMENT CORP	PO BOX 7053	YONKERS	New York	10710
9311	3832 WILLIAM PENN HWY.	MONROEVILLE	Pennsylvania	15146-	DDK REAL ESTATE PARTNERSHIP, LP	317 MAPLE AVE		PITTSBURGH	Pennsylvania	15218
9312	109 FEDERAL ROAD	DANBURY	Connecticut		109 FEDERAL ROAD LLC	C/O SCALZO PROPERTY MANAGEMENT, INC	2 STONY HILL ROAD, SUITE 201	BETHEL	Connecticut	06801
9316	35 SO. WILLOWDALE DR. BOX 807	LANCASTER	Pennsylvania	17602-	ROCKVALE OUTLET CENTER	dba ROCKVALE SQUARE OUTLETS	35 SOUTH WILLOWDALE DR., STE 127	LANCASTER	Pennsylvania	17602
9319	3500 W 41ST STREET	SIOUX FALLS	South Dakota	57106-	NWE MANAGEMENT CO.	THE HEGG COMPANIES, C/O	1300 W. 57TH STREET	SIOUX FALLS	South Dakota	57108
9323	2400 INDUSTRIAL PARK DRIVE SPACE 450	SMITHFIELD	North Carolina	27577-	CPG FINANCE I LLC	C/O PREMIUM OUTLETS	105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9324	4340 13TH AVE. SW	FARGO	North Dakota	58103-	HALLMARK VILLAGE APTS	SCHOTTENSTEIN PROPERTY GROUP	1798 FREBIS AVENUE	COLUMBUS	Ohio	43206
9327	30160 GRATIOT AVENUE	ROSEVILLE	Michigan	48066-	GRIDIRON PROPERTIES COMPANY	370 EAST MAPLE ROAD	FOURTH FLOOR	BIRMINGHAM	Michigan	48009
9330	160 GLEN COVE ROAD UNIT #1	CARLE PLACE	New York	11514-	MURRAY H. MILLER MANAGEMENT COMPANY	143 OLD COUNTRY ROAD		CARLE PLACE	New York	11514
9331	4016 LEMAY FERRY ROAD	ST LOUIS	Missouri	63129	CHOI AND LEE INVESTMENTS, LLC	14196 MANCHESTER ROAD		BALLWIN	Missouri	63011
9333	4083 VETERANS MEMORIAL PKWY	ST. PETERS	Missouri	63376	HOFGRIT, LC	727 CRAIG ROAD	SUITE 100	ST. LOUIS	Missouri	63141
9334	16819 TORRENCE AVENUE	LANSING	Illinois	60438-	KFS LANDINGS LLC	JOSEPH FREED & ASSOCIATES LLC	33 SOUTH STATE ST., SUITE 400	CHICAGO	Illinois	60603-2802
9336	220 MAIN MALL ROAD	SOUTH PORTLAND	Maine	04106-	GINN REAL ESTATE LLC		220 MAINE MALL ROAD	SOUTH PORTLAND	Maine	04106
9339	449-56 SUNRISE HWY. BLDG. K	PATCHOGUE	New York	11772-	PERGAMENT/FELDMAN REALTY, INC		1500 OLD NORTHERN BLVD	ROSLYN	New York	11576
9340	5736 SILVER HILL RD.	DISTRICT HEIGHTS	Maryland	20747-	PENN STATION SC, LLC	THE RAPPAPORT COMPANIES, C/O	8405 GREENSBORO DRIVE, SUITE 830	McLEAN	Virginia	22102-5121
9343	6528 STEUBENVILLE PIKE	PITTSBURGH	Pennsylvania	15205	McROBIN, LTD & MOSITES FAMILY GST TRUST	d/b/a ROBINSON COURT	4839 CAMPBELL’S RUN ROAD	PITTSBURGH	Pennsylvania	15205
9347	8228 E. 61ST ST., SUITE 101	TULSA	Oklahoma	74133-	DIXON REAL ESTATE COMPANY	4870 S. LEWIS	SUITE 100	TULSA	Oklahoma	74105
9348	970 LOUCKS RD.	YORK	Pennsylvania	17404	BRANDYWINE CENTER LP	BENNETT WILLIAMS, INC-C/O	110 N GEORGE ST 4TH FLOOR	YORK	Pennsylvania	17401
9349	1530 N. GREEN RIVER ROAD - BLDG. A	EVANSVILLE	Indiana	47715	PHILLIPS EDISON & CO	R. MARK ADDY, COO / PELP PROPERTIES	11501 NORTHLAKE DRIVE	CINCINNATI	Ohio	45242
9351	5799 BRAINERD ROAD	CHATTANOOGA	Tennessee	37411-	RAINES GROUP, INC	1200 MOUNTAIN CREEK ROAD	SUITE 100	CHATTANOOGA	Tennessee	37405
9356	6898 SOUTHWEST FREEWAY	HOUSTON	Texas	77074-	PHCG INVESTMENTS	P.O. BOX 41567		HOUSTON	Texas	77241
9360	5849 W. SAGINAW HWY.	LANSING	Michigan	48917-	GALILEO DELTA CENTER, LLC	ERT AUSTRALIAN MANAGEMENT, LP	420 LEXINGTON AVE, 7TH FLOOR	NEW YORK	New York	10170
9361	501 COLISEUM BLVD. EAST	FORT WAYNE	Indiana	46805-	COLISEUM SHOPPES, LP	THE BROADBENT COMPANY	117 EAST WASHINGTON ST., SUITE 300	INDIANAPOLIS	Indiana	46204
9363	527 86TH STREET	BROOKLYN	New York	11209-	DEVELOPERS REALTY CORP	CORPORATE CENTER WEST	433 SOUTH MAIN ST. SUITE 310	WEST HARTFORD	Connecticut	06110
9365	7592 FM 1960 WEST	HOUSTON	Texas	77070	COMMONS AT WILLOWBROOK, INC	CB RICHARD ELLIS/LESLIE M. LOPEZ	2800 POST OAK BLVD., SUITE 2300	HOUSTON	Texas	77056

Exhibit 4.5

Locations, Leases, and Landlords

STORE					LANDLORD
#	Store Address	City	State	Zip	LL Name	LL Address	LL Address	City	State	Zip
9366	8704A AIRPORT FREEWAY	HURST	Texas	76053-	B.G. RENTALS LLC	3811 FOX GLEN	PO BOX 140426	IRVING	Texas	75014-0426
9367	5060A SUNRISE HWY.	MASSAPEQUA	New York	11762-	FOLKSAN REALTY ASSOCIATES	JEFFREY MANAGEMENT CORP-C/O	7 PENN PLAZA, SUITE 618	NEW YORK	New York	10010
9368	4120 BUCKEYE PARKWAY	GROVE CITY	Ohio	43123	OUTLOT 41, LLC	CONTINENTAL REAL ESTATE COMPANIES	150 EAST BROAD ST., SUITE 800	COLUMBUS	Ohio	43215
9370	7341 25TH STREET	NORTH RIVERSIDE	Illinois	60546-	IG RIVERSIDE, LLC	3607 WEST FULLERTON AVENUE		CHICAGO	Illinois	60630
9371	1692 CLEMENTS BRIDGE ROAD	WOODBURY	New Jersey	08096	LOCUST GROVE PLAZA LLC	275 N. FRANKLIN TPKE	P O BOX 369	RAMSEY	New Jersey	07446
9374	2094 BARTOW AVE. SPACE #2	BRONX	New York	10475-	BAY PLAZA WEST, LLC	PRESTIGE PROP&DEV CO, INC-C/O	546 FIFTH AVE, 15TH FLOOR	NEW YORK	New York	10036
9375	129 E. KEMPER ROAD	SPRINGDALE	Ohio	45246-	KIMCO 420, INC.	KIMCO REALTY CORP.-C/O, P.O. BOX 5020	3333 NEW HYDE PARK RD, SUITE 100	NEW HYDE PARK	New York	11042-0020
9376	7324 KENWOOD ROAD	CINCINNATI	Ohio	45236	NISBET INVESTMENT COMPANY c/o	8041 HOSBROOK ROAD		CINCINNATI	Ohio	45236
9377	6024 EAST 82ND STREET	INDIANAPOLIS	Indiana	46250-	CASTLETON SHOPPES ASSOCIATES	THE BROADBENT COMPANY	117 EAST WASHINGTON ST., SUITE 300	INDIANAPOLIS	Indiana	46204
9378	4176 NORTH 56TH STREET	MILWAUKEE	Wisconsin	53216	INLAND WESTERN MILWAUKEE MIDTOWN, LLC	INLAND US MANAGEMENT, LLC	2901 BUTTERFIELD ROAD	OAK BROOK	Illinois	60523
9379	112 BOSTON TURNPIKE	SHREWSBURY	Massachusetts	01545	DOUGLAS REALTY CO	BARRIE SHORE/MARJORIE GILBERT	245 WATERMAN ST, RM 406	PROVIDENCE	Rhode Island	02906
9380	3376 CRAIN HIGHWAY (ROUTE 301)	WALDORF	Maryland	20603	ROUTE 301 LIMITED PARTNERSHIP	UNIWEST COMMERICAL REALTY	8191 STRAWBERRY LANE SUITE 3	FALLS CHURCH	Virginia	22042
9381	4607 SHELBYVILLE RD	LOUISVILLE	Kentucky	40207	SOVEREIGN COMPANY	4053 SHELBYVILLE ROAD	PO BOX 7066	LOUISVILLE	Kentucky	40257-0066
9383	2375 COTTMAN AVE.	PHILADELPHIA	Pennsylvania	19149-	CENTRO NP ROOSEVELT MALL OWNERS, LLC	420 LEXINGTON AVE, 7TH FLOOR		NEW YORK	New York	10170
9384	7924 SPRINGBORO PIKE	MIAMISBURG	Ohio	45342-	LEVINE REALTY COMPANY	72 W. MAIN STREET	PO BOX 1848	SPRINGFIELD	Ohio	45501
9387	926 BOARDMAN-POLAND RD.	BOARDMAN	Ohio	44512-	926 PROPERTIES, LLC		926 BOARDMAN-POLAND ROAD	BOARDMAN	Ohio	44512
9388	2325 RICHMOND AVE	STATEN ISLAND	New York	10314	HEARTLAND CENTRE COMPANY	C/O INTERSTATE MGMT. CORP.	2555 OCEAN AVENUE	BROOKLYN	New York	11229
9390	3209 W. CAMP WISDOM ROAD	DALLAS	Texas	75237-2052	MACLAY PROPERTIES COMPANY, INC	7557 RAMBLER ROAD	SUITE 965	DALLAS	Texas	75231
9391	3924 KIRKWOOD HWY.	WILMINGTON	Delaware	19808-	FUSCO ENTERPRISES LLC	PO BOX 665	200 AIRPORT RD, PO BOX 665	NEW CASTLE	Delaware	19720
9393	2221 I-40 WEST	AMARILLO	Texas	79109-	BOSTON & MAYS LLC	WOLFIN SQUARE SHOPPING CENTER	914 TYLER STREET	AMARILLO	Texas	79101
9395	7619 MENTOR AVENUE	MENTOR	Ohio	44060-	NORMAN J KOTOCH		355 BISHOP ROAD	HIGHLAND HTS	Ohio	44143
9396	445 W. DEKALB PIKE - RTE. 202	KING OF PRUSSIA	Pennsylvania	19406-	COMMERCE LIMITED PARTNERSHIP	COMMERCE GROUP (THE)	1280 W. NEWPORT CENTER DRIVE	DEERFIELD BEACH	Florida	33442
9400	200 MILL CREEK DRIVE	SECAUCUS	New Jersey		HARTZ MOUNTAIN DEVELOPMENT CORP.	dba 300 LIGHTING WAY , LLC	400 PLAZA DRIVE,PO BOX 1515	SECAUCUS	New Jersey	07096-1515
9401	310 REYNOLDS ROAD SUITE A	JOHNSON CITY	New York	13790	B&F DEVELOPMENT	8927 CENTER POINTE DRIVE		BALDWINSVILLE	New York	13027
9402	8251 AGORA PARKWAY, SUITE 101	SELMA	Texas	78154	ROSE-FORUM ASSOCIATES, LP	AVR REALTY COMPANY/LEGAL DEPT	ONE EXECUTIVE BLVD	YONKERS	New York	10701
9403	19723 EASTEX FREEWAY	HOUSTON	Texas	77338-	WRI RETAIL POOL I LP	WEINGARTEN REALTY INVESTORS	PO BOX 924133	HOUSTON,	Texas	77292-4133
9404	4408 50TH STREET	LUBBOCK	Texas	79414-	STEVE COX REAL ESTATE	PO BOX 270479		FLOWER MOUND	Texas	75027
9405	7834 KINGSTON PIKE	KNOXVILLE	Tennessee	37919-	PEROULAS PARTNERSHIP	C/O AL PEROULAS	4931 KINGSTON PIKE	KNOXVILLE	Tennessee	37919
9406	3526-3528 N. UNIVERSITY AVE.	PEORIA	Illinois	61604	FLORENCE STREET PARTNERS, LP	121 NE JEFFERSON STREET	SUITE 200	PEORIA	Illinois	61602
9407	10610-D CENTRUM PARKWAY	PINEVILLE	North Carolina	28134-	KIMCO REALTY CORPORATION	3333 NEW HYDE PARK ROAD, SUITE 100	PO BOX 5020	NEW HYDE PARK	New York	11042-0020
9408	13061 LEE JACKSON MEMORIAL HWY	FAIRFAX	Virginia	22030-	REGENCY CENTERS, LP	REGENCY CENTERS CORPORATION	ONE INDEPENDENT DRIVE, SUTIE 114	JACKSONVILLE	Florida	32202-5019
9409	712 W. COUNTY ROAD #42	BURNSVILLE	Minnesota	55337-	BURNHAVEN SIX, LLC	ANDERSON PROPERTY MANAGEMENT	6205 PARKWOOD ROAD	EDINA	Minnesota	55436
9411	4500 CITY LINE AVE., BLDG. A	PHILADELPHIA	Pennsylvania	19131-	CITY CENTRE PHILADELPHIA, PA LP	FIRST ALLIED CORPORATION	270 COMMERCE DRIVE	ROCHESTER	New York	14623
9412	1400 WORCESTER STREET	NATICK	Massachusetts	01760	NATICK ASSOCIATES, LLC	39 BRIGHTON AVE		ALLSTON	Massachusetts	02134
9413	7334 SAN PEDRO BLVD.	SAN ANTONIO	Texas	78216	MWM COMMERCIAL SP LTD	REATA PROPERTY MANAGEMENT	7330 SAN PEDRO, SUITE 720	SAN ANTONIO	Texas	78216
9414	6601 MENUAL N.E.	ALBUQUERQUE	New Mexico	87110	MORIMOTO PARTNERSHIP, LLC		13625 GLENCLIFF WAY	SAN DIEGO	California	92130
9415	320 W. SUNRISE HWY.	VALLEY STREAM	New York	11581-	TOYS “R” US, INC		1 GEOFFREY WAY	WAYNE	New Jersey	07470-2030
9416	1110 PENNSYLVANIA AVENUE	BROOKLYN	New York	11207	NBO REALTY INC		666 OLD COUNTRY ROAD	GARDEN CITY	New York	11530
9417	5118-C STAPLES STREET	CORPUS CHRISTI	Texas	78411-	C.C. QUALITY CONSTRUCTION, INC	C/O CORPUS CHRISTI REALTY MGMT	4646 CORONA, P.O. BOX 81281 (78468-1281)	CORPUS CHRISTI,	Texas	78411
9419	5504 SAN BERNADO AVE. STE. 100	LAREDO	Texas	78041-	GEMINI RIO NORTE	GEMINI PROPERTY MANAGEMENT, LLC	16740 BIRKDALE COMMONS PKY, STE 301	HUNTERSVILLE	North Carolina	28078
9420	7839 EASTPOINT MALL	BALTIMORE	Maryland	21224	THOR EASTPOINT MALL LLC	THOR EQUITIES, LLC	25 WEST 39TH ST, 11TH FL	NEW YORK	New York	10018
9421	4621 S. HULEN STREET	FORT WORTH	Texas	76132	JAMES H PARKINSON FAMILY TRUST		800 EIGHT AVE, SUITE 340	FORT WORTH	Texas	76104
9422	13398 PRESTON ROAD	DALLAS	Texas	75240-	PRESTON VALLEY VIEW, LTD	VISTA PROPERTY COMPANY	8750 N. CENTRAL EXPWY, STE 625	DALLAS	Texas	75231
9424	4425 JONESTOWN ROAD	HARRISBURG	Pennsylvania	17109	DAVENPORTS, INC.	1205 MANOR DRIVE SUITE 201	PO BOX 2055	MECHANICSBURG	Pennsylvania	17055
9428	708 N. CASALOM DR., STE. 10	GRAND CHUTE (APPLETO	Wisconsin	54915-	APPLETON EXCHANGE HOLDINGS, LLC	230 OHIO STREET	SUITE 200	OSHKOSH	Wisconsin	54902
9429	1111 HAWKINS BLVD.	EL PASO	Texas	79925-	PAISANO JOINT VENTURE	1525 CAMINO ALTO		EL PASO	Texas	79902
9430	350 TARRYTOWN ROAD RTE 119	WHITE PLAINS	New York	10607-	ROGER BRADLEY REALTY ASSOC.		18 OLD MILL ROAD	REDDING	Connecticut	06896
9431	3984 EASTERN BLVD.	MONTGOMERY	Alabama	36116	REX RADIO AND TELEVISION, INC.	2875 NEEDMORE ROAD		DAYTON	Ohio	45414
9432	62 - 74 BLANDING BLVD.	ORANGE PARK	Florida	32073	DOUGLAS GROUP OF CO.		951 MATHESON BLVD. EAST	MISSISSAUGA	Ontario	L4W2R7
9433	9402 ARLINGTON EXPRESSWAY	JACKSONVILLE	Florida	32225-	JACKSONVILLE REGENCY REAL ESTATE ASSOCIATES, LLC	YALE REALTY SERVICES CORP	10 NEW KING ST., SUITE 102	WHITE PLAINS	New York	10604
9434	1755 NE 163RD STREET	NORTH MIAMI	Florida	33162	PROMENADE PROPERTY ASSOCIATES		111 S. 17TH AVE	HOLLYWOOD	Florida	33020-6801
9435	5370 US HWY 78, SUITE 5	STONE MOUNTAIN	Georgia	30087-	STONE MOUNTAIN IMPROVEMENTS, LLC	DLC MANAGEMENT CORP	1720 PEACHTREE STREET, STE 220	ATLANTA	Georgia	30309
9440	1601 WEST EDGAR RD/	LINDEN	New Jersey	07036	WHARTON REALTY GROUP, INC	ATTN: ISAAC D. MASSRY	8 INDUSTRIAL WAY EAST, 2ND FL	EATONTOWN	New Jersey	07724
9442	861 WILLISTON ROAD	S BURLINGTON	Vermont	05403	BURLINGTON INTERSTATE CENTER, LLC	EASTERN DEVELOPMENT,LLC	120 PRESIDENTIAL WAY SUITE 300	WOBURN	Massachusetts	01801
9444	RTE. 6 SCRANTON-CARBONDALE HWY	SCRANTON	Pennsylvania	18505	BD CARBONDALE LP	1518 PARKSIDE DRIVE		LAKEWOOD	New Jersey	08701

Exhibit 4.5

Locations, Leases, and Landlords

STORE					LANDLORD
#	Store Address	City	State	Zip	LL Name	LL Address	LL Address	City	State	Zip
9445	1757 SUNRISE HWY.	BAYSHORE (L.I.)	New York	11706-	TRIANGLE PROPERTIES #3	30 JERICHO EXECUTIVE PLAZA	SUITE 300C	JERICHO	New York	11753
9447	216 HADDONFIELD ROAD	CHERRY HILL	New Jersey	08002	KIN PROPERTIES, INC.	185 NW SPANISH RIVER BLVD	SUITE 100	BOCA RATON	Florida	33431-4231
9449	8372-8374 SUDLEY ROAD	MANASSAS	Virginia	22109	COOPERSMITH VA PROPERTIES, LLC	BORGER MANAGEMENT, INC	1111 14TH STREET, NW, SUITE 200	WASHINGTON	DC	20005
9451	1985 E. GOLF ROAD	SCHAUMBURG	Illinois	60173	INLAND SCHAUMBURG PROMENADE LLC	INLAND COMMERCIAL PROPERTY MGMT, INC	2901 BUTTERFIELD ROAD	OAK BROOK	Illinois	60523
9454	2367 MACARTHUR ROAD	WHITEHALL (ALLENTOWN	Pennsylvania	18052-	CHARLES KASYCH, JR		3330 MACARTHUR ROAD	WHITEHALL	Pennsylvania	18052
9456	2130 WALDEN AVENUE	CHEEKTOWAGA	New York	14225	DDR MDT CHEEKTOWAGA WALDEN PLACE LLC	DEVELOPERS DIVERSIFIED REALTY CORP	3300 ENTERPRISE PARKWAY	BEECHWOOD	Ohio	44122
9457	913 W. CENTRAL ENTRANCE	DULUTH	Minnesota	55811-	WATSON CENTERS, INC.	3100 WEST LAKE STREET	SUITE 215	MINNEAPOLIS	Minnesota	55416
9458	288 RTE. 10 W	SUCCASUNNA	New Jersey	07876	WESCO, INC		214 ROUTE 10	E HANOVER	New Jersey	07936
9460	7111 W. BROAD STREET	RICHMOND	Virginia	23294	T-H FAMILY LIMITED PARTNERSHIP	6606 WEST BROAD STREET	SUITE 400	RICHMOND	Virginia	23230
9461	326 RTE. 18	E. BRUNSWICK	New Jersey	08816	HARRY M. SCHNEIDER FAMILY TRUST	ELIAS L. SCHNEIDER, TRUSTEE	49 WEST PROSPECT STREET	E BRUNSWICK	New Jersey	08816
9464	RIDGE ROAD EAST	IRONDEQUOIT	New York	14621	PDQ TOPS, LLC	BALDWIN REAL ESTATE CORP, SUITE 200	1950 BRIGHTON HENRIETTA TOWNLINE RD	ROCHESTER	New York	14623
9465	695 NO. LEXINGTON-SPRINGMILL	MANSFIELD	Ohio	44906-	PAYLESS SHOE SOURCE, INC.	RETAIL PROPERTY #7023	P.O. BOX 3591	TOPEKA	Kansas	66601-3560
9466	2128 SAGAMORE PKWY. SOUTH	LAFAYETTE	Indiana	47905	BRAND INVESTMENTS	6274 EAST 375 SOUTH		LAFAYETTE	Indiana	47905
9468	2300 SOUTH ONEIDA	GREEN BAY	Wisconsin	54304	CITIZENS BANK	PFEFFERLE COMPANIES	200 E. WASHINGTON STREET, SUITE 2A	APPLETON	Wisconsin	54911
9469	4410 N. MIDKIFF ROAD	MIDLAND	Texas	79705-	PILCHERS GROUP		7001 PRESTON RD, STE 200 LB18	DALLAS	Texas	75205
9470	4815 OUTER LOOP BROWNSVILLE SQUARE	LOUISVILLE	Kentucky	40219	BROWN, NOLTEMEYER CO.	c/o CHARLES A. BROWN	2424 EAGLES EYRIE COURT	LOUISVILLE	Kentucky	40206
9471	3501 AMBASSADOR CAFFERY	LAFAYETTE	Louisiana	70503	EQUITY ONE, INC.	LOUISIANA PORTFOLIO, LLC	1600 N.E. MIAMI GARDENS DRIVE	NORTH MIAMI BEACH	Florida	33179
9472	2704 LYNNHAVEN PARKWAY, S. 105	VIRGINIA BEACH	Virginia	23452-	JLP-LYNNHAVEN VA, LLC	c/o SCHOTTENSTEIN PROP GROUP/LEASE ADM	4300 E. FIFTH AVE	COLUMBUS	Ohio	43219
9473	507 NORTH ACADEMY BOULEVARD	COLORADO SPRINGS	Colorado	80909	CITADEL CROSSING ASSOCIATES	SUMMIT COMMERCIAL GROUP, INC	1902 WEST COLORADO AVE, SUITE B	COLORADO SPRINGS	Colorado	80904
9477	1001 W.49th St., SUITE 1	HIALEAH	Florida	33012-	PALM SPRINGS MILE ASSOC, LTD	PHILIPS INTERNATIONAL HOLDING CORP	295 MADISON AVE, 2ND FL	NEW YORK	New York	10017
9478	9490 AIRLINE HIGHWAY	BATON ROUGE	Louisiana	70815-	COMMERCE GROUP, INC.	1280 W. NEWPORT CENTER DRIVE		DEERFIELD BEACH	Florida	33442
9482	S.R. 60 & I-75 #100B	BRANDON	Florida	33511-	KIMCO REALTY CORP	PO BOX 5020	3333 NEW HYDE PARK ROAD	NEW HYDE PARK	New York	11042-0020
9484	1006 W. ANTHONY DR. SUITE A&B	CHAMPAIGN	Illinois	61820-	BLOOMFIELD 2005, LLC	BLOCK & COMPANY, INC. C/O	605 W. 47TH ST., SUITE 200	KANSAS CITY	Missouri	64112
9486	9705 RESEARCH BLVD HWY. 183	AUSTIN	Texas	78759	DICK FERRELL & COMPANY	7557 RAMBLER ROAD	SUITE 1407	DALLAS	Texas	75231
9487	5755 N.W. LOOP 410 SUITE 103	SAN ANTONIO	Texas	78238-	LINEAGE GROUP, INC	ATTN: JOHN MANNIX	435 BURR ROAD	SAN ANTONIO	Texas	78209-5907
9488	4304 U.S. HIGHWAY 98 NORTH	N. LAKELAND	Florida	33809-	RLV VILLAGE PLAZA LP	RAMCO/LION VENTURE LP/STE 300	31500 NORTHWESTERN HWY, STE 300	FARMINGTON HILLS	Michigan	48334
9489	618 SOUTH ROUTE 59, SUITE 112	NAPERVILLE	Illinois	60540-	INLAND COMMERCIAL	PROPERTY MANAGEMENT, INC	2901 BUTTERFIELD RD	OAK BROOK	Illinois	60523
9490	7681 N. POINT PKWY., SUITE 500	ALPHARETTA	Georgia	30202-	CENTRO WATT OPERATING PARTNERSHIP 2, LLC	CENTRO PROPERTIES GROUP	420 LEXINGTON AVE, 7TH FL	NEW YORK	New York	10170
9491	9875 SO. DIXIE HIGHWAY	MIAMI	Florida	33156-	SHOE BANK INC.	C/O B. HANNA	9241 S.W. 140TH STREET	MIAMI	Florida	33176
9494	355 E. ALTAMONTE DR. #1000	ALTAMONTE SPRINGS	Florida	32701-	KIMCO REALTY CORP	PO BOX 5020	3333 NEW HYDE PARK RD STE 100	NEW HYDE PARK	New York	11042-0020
9500	565 E. HIGHWAY 3040,SUITE# 201	LEWISVILLE	Texas	75067-	GRE VISTA RIDGE LP	P.O’B MONTGOMERY & CO	13760 NOEL ROAD, SUITE 1150	DALLAS	Texas	75240
9501	1414 E. BATTLEFIELD	SPRINGFIELD	Missouri	65804-	MD DEVELOPMENT CO.	C/O MCLOUD & CO.	1949 E. SUNSHINE, SUITE 1-206	SPRINGFIELD	Missouri	65804
9502	12150 SOUTH BEYER ROAD, SPACE F050	BIRCH RUN	Michigan	48415-	BIRCH RUN OUTLETS II, LLC	105 EISENHOWER PARKWAY	7961CASMA1/	ROSELAND	New Jersey	07068
9503	135 BLOOMFIELD AVE.	BLOOMFIELD	New Jersey	07003-	BLOOMFIELD PLAZA ASSOCIATES		275 MADISON AVE, 30 th FL	NEW YORK	New York	10016
9504	3270 NICHOLASVILLE RD.	LEXINGTON	Kentucky	40503	CROSSROADS ASSOCIATES	EQUITY MGMT GROUP, INC-C/O	840 E HIGH ST, SUITE 110	LEXINGTON	Kentucky	40502
9505	6010 GLENWOOD AVENUE	RALEIGH	North Carolina	27612	MUNFORD PROPERTIES, LLC	GEORGE T. MUNFORD	5509 MUNFORD ROAD	RALEIGH	North Carolina	27612
9506	RT. 200 & PLANK RD	ALTOONA	Pennsylvania	16602-	CW PARK HILLS PLAZA LP	CENTRO PROPERTY GROUP/SALES AUDIT DEPT	PO BOX 962	NEW YORK	New York	10108
9507	3514 W. GENESEE ST.	SYRACUSE	New York	13219-	IRWIN & ANN KLEIN	THE SUTTON CO.	525 PLUM STREET, SUITE 100	SYRACUSE	New York	13204
9508	3301 NORTH EVERBROOK LANE	MUNCIE	Indiana	47304-	RONALD D. CLARK	CONSOLIDATED PROPERTY MANAGEMENT	1801 MAIN STREET	LAFAYETTE	Indiana	47904
9509	2091 WEST STREET, PAROLE	ANNAPOLIS	Maryland	21401-	ANNAPOLIS STATION L.L.C.	ROBERT W. DOUGLAS	10 LEIGH DRIVE	OCEAN PINES	Maryland	21811
9510	1950 PLEASANT HILL RD. STE. B	DULUTH	Georgia	30136-	COMMERCE GROUP, INC.	1280 W. NEWPORT CENTER DRIVE		DEERFIELD BEACH	Florida	33442
9513	815 GOUCHER BLVD.	TOWSON	Maryland	21286	VORNADO REALTY TRUST	210 ROUTE 4 EAST		PARAMUS	New Jersey	07652-0910
9516	4455 CLEVELAND AVE.	FT. MYERS	Florida	33901-	COMMERCE LIMITED PARTNERSHIP #9408	1280 W.NEWPORT CENTER DRIVE		DEERFIELD BEACH	Florida	33442
9518	89-55 QUEENS BLVD	ELMHURST	New York	11373-	HARMEN INVESTMENT CO., LP		91-31 QUEENS BLVD	ELMHURST	New York	11373
9521	3435 WRIGHTSBORO ROAD #1206	AUGUSTA	Georgia	30909-	RICHMOND PLAZA INVESTORS, LP	CB RICHARD ELLIS	3100 BRECKINRIDGE BLVD,SUITE 185	DULUTH	Georgia	30096
9522	7929 ABERCORN ST., SUITE 640-650	SAVANNAH	Georgia	31406- 3443	OGLETHORPE ASSOCIATES, LLLP	TRI-KELL INVESTMENTS, INC/1 OVERTON PARK	3625 CUMBERLAND BLVD, STE 530	ATLANTA	Georgia	30339
9523	1990 N. MILITARY TRAIL	WEST PALM BEACH	Florida	33409-	TIME EQUITIES, INC AS AGENT	CLINTON HILLS WPB EQUITIES, LLC	55 5TH AVE., 15TH FLOOR	NEW YORK	New York	10003
9524	3558 SOUTH WEST COLLEGE ROAD	OCALA	Florida	34474-	SELECT SITES OF ATTLEBOROUGH, INC	3109 GRAND AVE. #326		COCONUT GROVE	Florida	33133
9526	1707 MONTGOMERY HIGHWAY	BIRMINGHAM	Alabama	35244-	DEVELOPERS DIVERSIFIED REALTY CORPORATION	3300 ENTERPRISE PARKWAY	ATTN: EXECUTIVE VP - LEASING	BEACHWOOD	Ohio	44122
9527	698 SOUTH WHITNEY WAY	MADISON	Wisconsin	53711-	TRI-BELL PARTNERS, LLP	2625 RESEARCH PARK DRIVE		FITCHBURG	Wisconsin	53711-4908
9528	4199 EAST JERICHO TURNPIKE	EAST NORTHPORT	New York	11731-	EMPIRE ASSOCIATES REALTY CO	ESTATE OF SOL GOLDMAN	640 FIFTH AVE 3rd FLOOR	NEW YORK	New York	10019
9529	300 TANGER OUTLET CENTER	BRANSON	Missouri	65616	TANGER PROPERTIES LIMITED PARTNERSHIP	3200 NORTHLINE AVE	SUITE 360	GREENSBORO	North Carolina	27408
9530	2410 LAURENS ROAD	GREENVILLE	South Carolina	29607-	L.C. JULIAN, JR., LLC		P.O. BOX 2610	GREENVILLE	South Carolina	29602
9533	4130 SOUTH TAMIAMI TRAIL	SARASOTA	Florida	34231-	D-SHARON CORP 1,a FLORIDA CORP	2011 W. CLEVELAND STREET	SUITE E	TAMPA	Florida	33606
9534	936 ROUTE 22 EAST	SOMERVILLE	New Jersey	08876-	STRATIS CORP	PARK & MOUNTAIN AVENUES		SCOTCH PLAINS	New Jersey	07076

Exhibit 4.5

Locations, Leases, and Landlords

STORE					LANDLORD
#	Store Address	City	State	Zip	LL Name	LL Address	LL Address	City	State	Zip
9540	291 THIRD AVENUE	NEW YORK	New York		MANHATTAN SKYLINE MANAGEMENT CORP	103 WEST 55TH STREET		NEW YORK	New York	10019
9541	11090 PINES BOULEVARD	PEMBROKE PINES	Florida	33026-	CP PEMBROKE PINES, LLC	SELECT STRATEGIES-BROKERAGE, FL DIV LLC	4124 TOWN CENTER BLVD	ORLANDO	Florida	32837
9545	4217 SOUTH BROADWAY AVE	TYLER	Texas	75701-	NOLAN E. AND PAUL MANZIEL	P.O. BOX 6005	110 WEST EIGHT ST	TYLER	Texas	75711
9551	3196 NORTH STATE ROAD	LAUDERDALE LAKES	Florida	33319-	KIMCO CORP	3194 SFLL0120/LCASUMA00	3333 NEW HYDE PARK ROAD	NEW HYDE PARK	New York	11042
9553	1111 LEAGUE LINE RD STE #121	CONROE	Texas	77303-	CRAIG REALTY GROUP-CONROE, LP	ATTN:MANAGER- LEASE ADM & GEN COUNSEL	4100 MACARTHUR BLVD, SUITE 200	NEWPORT BEACH	California	92660
9554	1170 WEST PATRICK ST., S. G&H	FREDERICK	Maryland	21702-	ROUTE 40 LP	ROBERT BEGELMAN-C/O	15942 SHADY GROVE ROAD	GAITERSBURG	Maryland	20877
9557	2033 LEBANON CHURCH RD SUITE C	WEST MIFFLIN	Pennsylvania	15122-	TRUMBULL CORP	1020 LEBANON ROAD		WEST MIFFLIN	Pennsylvania	15122
9558	SUITE 60 455 BELWOOD RD. S.E.	CALHOUN	Georgia	30701-	CALHOUN OUTLETS LLC	105 EISENHOWER PARKWAY	7962CASMA1/	ROSELAND	New Jersey	07068
9564	13003 WEST CENTER ROAD, S. #28	OMAHA	Nebraska	68144-	WESTWOOD PLAZA LIMITED PARTNERSHIP	MONTCLAIR PROFESSIONAL CENTER	13057 W CENTER ROAD	OMAHA	Nebraska	68144-3790
9566	5732 MCWHINNEY BOULEVARD, #E-40	LOVELAND	Colorado	80538-	CRAIG REALTY GROUP-LOVELAND, LLC	ATTN:MANAGER-LEASE ADM&GENERAL COUNSEL	4100 MACARTHUR, SUITE 200	NEWPORT BEACH	California	92660
9567	2110 WEST INTL. SPEEDWAY	DAYTONA BEACH	Florida	32114-	RICHARD J. SCHILDHORN, TRUSTEE	C/O SRA INVESTMENTS, INC.	4140 N.W. 60TH CIRCLE	BOCA RATON	Florida	33496
9568	64 TUNNEL ROAD	ASHEVILLE	North Carolina	28805-	PATCO REALTY	222 GRAND AVE		ENGLEWOOD	New Jersey	07631
9571	8115 FACTORY SHOPS BLVD	JEFFERSONVILLE	Ohio	43128	OHIO FACTORY SHOPPS PARTNERSHIP	105 EISENHOWER PARKWAY	7971CASMA1/	ROSELAND	New Jersey	07068
9573	1470 PLEASANT VALLEY RD.	MANCHESTER	Connecticut	06040	PLAZA AT BUCKHILLS, LLC	SIMON PROPERTY GROUP	225 W. WASHINGTON STREET	INDIANAPOLIS	Indiana	46204-3438
9576	11747 NORTH EXECUTIVE DRIVE, #880	EDINBURGH	Indiana	46124	CPG PARTNERS, L.P.		105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9577	3040 SOUTH EVANS STREET, #103	GREENVILLE	North Carolina	27834	CENTRO HERITAGE UC GREENVILLE LLC	1 FAYETTE ST #300		CONSHOHOCKEN	Pennsylvania	19428-2064
9581	4710-B UNIVERSITY DRIVE	HUNTSVILLE	Alabama	35816	BROOKHILL MANAGEMENT CORPORATION		501 MADISON AVENUE	NEW YORK	New York	10022
9582	46220 POTOMAC RUN PLAZA	STERLING	Virginia	20164	KIMCO REALTY CORPORATION	3333 NEW HYDE PARK ROAD	SUITE 100 PO BOX 5020	NEW HYDE PARK	New York	11042-0020
9583	199 NORTH ROUTE 73, STE. A	WEST BERLIN	New Jersey	08091	ACCREDITED AUTOBALE CORP		235A N. ROUTE 73	WEST BERLIN	New Jersey	08091
9584	2778 COBB PARKWAY	ATLANTA	Georgia	30339	PEARLE VISION, INC.	LUXOTTICA RETAIL/ATTN: RETAIL LEASE DEPT	4000 LUXOTTICA PLACE	MASON	Ohio	45040
9585	1475 NORTH BURKHART RD. STE. D180	HOWELL	Michigan	48855	TANGER PROPERTIES LIMITED PARTNERSHIP	PO BOX 10889	3200 NORTHLINE AVENUE SUITE 360	GREENSBORO	North Carolina	27404
9587	320 SOUTH COLORADO BOULEVARD	GLENDALE	Colorado	80246	METROPLEX ASSET MANAGEMENT CO	BETTY HALL-C/O	PO BOX 33715	DENVER	Colorado	80233-0715
9588	655 ROUTE 318, STE. A005	WATERLOO	New York	13165	WATERLOO PREMIUM OUTLETS, LLC	105 EISENHOWER PARKWAY		ROSELAND	New Jersey	07068
9589	1919 VALLEY VIEW BLVD., NW	ROANOKE	Virginia	24012	ROANOKE VENTURE, LLC	GOODMAN PROPERTIES INC	2870 PEACHTREE ROAD # 889	ATLANTA	Georgia	30305
9591	311 WEST MORELAND RD	WILLOW GROVE	Pennsylvania	19090	WCK LIMITED PARTNERSHIP	THE SUTTON CO	525 PLUM STREET, SUITE 100	SYRACUSE	New York	13204
9592	2522 SCOTTSVILLE ROAD	BOWLING GREEN	Kentucky	42104	J-MAR PROPERTIES, LLC		2530 SCOTTSVILLE ROAD SUITE 21	BOWLING GREEN	Kentucky	42104
9595	1039 EAST COUNTY LINE ROAD	JACKSON	Mississippi	39211	CENTRO HERITAGE COUNTY LINE LLC	c/o CENTRO PROPERTY GROUP	420 LEXINGTON AVE 7TH FL	NEW YORK	New York	10170
9596	8362 TAMARACK VILLAGE	WOODBURY	Minnesota	55125	TAMARACK VILLAGE SC, LP	ROBERT MUIR CO	7650 EDINBOROUGH WAY SUITE 375	EDINA	Minnesota	55435
9598	1757 94TH DRIVE	VERO BEACH	Florida	32966	VERO FASHION OUTLETS, LLC	IRWIN TAUBER	9551 EAST BAY HARBOR DRIVE	BAY HARBOR	Florida	33154
9604	9396 WEST 159TH STREET	ORLAND PARK	Illinois	60462	ROCKSIDE, LLC	C/O TERRACO, INC	3201 OLD GLENVIEW RD., SUITE 300	WILMETTE	Illinois	60091
9605	120 LACONIA ROAD	TILTON	New Hampshire	03276	TANGER PROPERTIES LIMITED PARTNERSHIP	3200 NORTHLINE AVE	SUITE 360	GREENSBORO	North Carolina	27408
9610	6376 EAST STATE STREET	ROCKFORD	Illinois	61108	SUNIL PURI, LLC/6370 STATE, LLC	FIRST ROCKFORD GROUP, INC/	6801 SPRING CREEK RD	ROCKFORD	Illinois	61114
9612	19504 KATY FREEWAY	HOUSTON	Texas	77094	PACIFIC SIERRA ASSOCIATES WESTGATE, LLC	WULFE MGMT SERVICES, INC/6 BLVD PLACE	1800 POST OAK BLVD, SUITE 6400	HOUSTON	Texas	77056
9613	8725 SHERIDAN BLVD. (UNIT B)	WESTMINSTER	Colorado	80030	SPRINT	14631 NORTH SCOTTSDALE RD, SUITE 200	ATTN: COMPLIANCE DEPT	SCOTTSDALE	Arizona	85254-2711
9615	4015 INTERSTATE HWY. 35, STE. 214	SAN MARCOS	Texas	78666	TANGER PROPERTIES LIMITED PARTNERSHIP	PO BOX 10889	3200 NORTHLINE AVENUE SUITE 360	GREENSBORO	North Carolina	27404
9616	800 STEVEN B. TANGER BLVD #310	COMMERCE	Georgia	30529	TANGER PROPERTIES LIMITED PARTNERSHIP	PO BOX 10889	3200 NORTHLINE AVENUE SUITE 360	GREENSBORO	North Carolina	27404
9617	6715 JONESBORO ROAD, STE. H	MORROW	Georgia	30260	SOUTH POINT SHOPPING CENTER ET. AL.	WIEDMAYER +CO. LLC c/o LEASE ADM.	PO BOX 49623	ATLANTA	Georgia	30359
9618	430 CONSUMER SQUARE	HAMILTON	New Jersey	08330	BENDERSON-WAINBERG ASSOCIATES, LP	DEVELOPERS DIVERSIFIED REALTY CORP	3300 ENTERPRISE PARKWAY	BEACHWOOD	Ohio	44122
9620	3600 SW ARCHER ROAD , #A1	GAINESVILLE	Florida	32608	S. CLARK BUTLER PROPERTIES, LTD	2306 SW 13TH ST., SUITE 1206	PO BOX 1122	GAINESVILLE	Florida	32602
9621	9600 S IH-35 SUITE 1-100	AUSTIN	Texas	78748	INLAND SOUTHWEST MANAGEMENT LLC/35102	ATTN: BRUCE SPENCER	125 NW LOOP 410, SUITE 440	SAN ANTONIO	Texas	78216
9623	1930 SOUTH WEST WANAMAKER RD.	TOPEKA	Kansas	66604	CB RICHARD ELLIS, INC	400 SW 8TH STREET	SUITE 110	TOPEKA	Kansas	66603
9624	3200 PLANK ROAD	FREDERICKSBURG	Virginia	22407	COMMERCE GROUP, INC.	1280 W. NEWPORT CENTER DRIVE		DEERFIELD BEACH	Florida	33442
9625	1041 WEST BAY AREA BLVD.	WEBSTER	Texas	77598	NP/SSP BAYBROOK, LLC	420 LEXINGTON AVE, 7TH FLOOR	LEGAL DEPT	NEW YORK	New York	10170
9627	622 WEST LINMAR LANE SUITE D25	JOHNSON CREEK	Wisconsin	53038	CPG PARTNERS, L.P.		105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9629	6415 LABEAUX AVENUE NE, SUITE B-65	ALBERTVILLE	Minnesota	55301	CPG PARTNERS, LP	C/O CHELSEA PROPERTY GROUP, INC.	105 EISENHOWER PKWY	ROSELAND	New Jersey	07068
9630	2601 SOUTH MCKENZIE STREET SUITE 476	FOLEY	Alabama	36535	TANGER PROPERTIES LIMITED PARTNERSHIP	3200 NORTHLINE AVE	SUITE 360	GREENSBORO	North Carolina	27408
9631	131 NUT TREE ROAD, SUITE K	VACAVILLE	California	95687	CPG FINANCE I LLC	C/O PREMIUM OUTLETS	105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9632	2700 STATE ROAD 16, STE 815	ST. AUGUSTINE	Florida	32092	CPG PARTNERS, LP	105 EISENHOWER PARKWAY		ROSELAND	New Jersey	07068
9633	112-A TANGER DRIVE	WILLIAMSBURG	Iowa	52361	TANGER PROPERTIES LIMITED PARTNERSHIP	PO BOX 10889	3200 NORTHLINE AVENUE SUITE 360	GREENSBORO	North Carolina	27404
9635	1863 GETTYSBURG DRIVE SUITE 250	GETTYSBURG	Pennsylvania	17325	GETTYSBURG OUTLET CENTER LP	THE OUTLETS SHOPPES AT GETTYSBURG	5000 HAKES DRIVE, SUITE 500	MUSKEGON	Michigan	49441
9636	1000 ROUTE 611, UNIT A19	TANNERSVILLE	Pennsylvania	18372	CHELSEA POCONO FINANCE, LLC	105 EISENHOWER PARKWAY	TENANT ID #7852 CASMA3/	ROSELAND	New Jersey	07068
9640	13000 FOLSOM BOULEVARD, SUITE 1440	FOLSOM	California	95630	CHELSEA FINANCING PARTNERSHIP, LP	FOLSOM PREMIUM OUTLETS	105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9642	550 PRIME OUTLETS BOULEVARD	HAGERSTOWN	Maryland	21740	OUTLET VILLAGE OF HAGERSTOWN LP	7969CASMA1	105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9643	1911 LEESBURG GROVE CITY RD/SUITE 315	GROVE CITY	Pennsylvania	16127	PRIME RETAIL, LP	217 EAST REDWOOD STREET	20TH FLOOR	BALTIMORE	Maryland	21202
9644	314 FLAT ROCK PLACE, SUITE A135	WESTBROOK	Connecticut	06498	TANGER PROPERTIES LIMITED PARTNERSHIP	3200 NORTHLINE AVE	SUITE 360	GREENSBORO	North Carolina	27408

Exhibit 4.5

Locations, Leases, and Landlords

STORE					LANDLORD
#	Store Address	City	State	Zip	LL Name	LL Address	LL Address	City	State	Zip
9662	5091 E. MAIN STREET	COLUMBUS	Ohio	43213	WYANDOTTE CENTER	P.O. BOX 09601	3016 MARYLAND AVE	COLUMBUS	Ohio	43209
9664	4320 EAST MILLS CIRCLE RD UNIT H	ONTARIO	California	91764	MILL CIRCLE PARTNERS, LLC		23 CORPORATE PLAZA #247	NEWP0RT BEACH	California	92660
9665	4540 HIGHWAY 54, SUITE N4	OSAGE BEACH	Missouri	65065	CPG PARTNERS, L.P.		105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9668	1230 REHOBOTH OUTLETS, HIGHWAY 1	REHOBOTH BEACH	Delaware	19971	TANGER PROPERTIES LIMITED PARTNERSHIP	3200 NORTHLINE AVE	SUITE 360	GREENSBORO	North Carolina	27408
9670	10737 FACTORY SHOPS BOULEVARD	GULFPORT	Mississippi	39503	GULFPORT FACTORY SHOPS LP	7968CASMA1/	105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9676	2400 TANGER BOULEVARD, STE 152	GONZALES	Louisiana	70737	TANGER PROPERTIES LIMITED PARTNERSHIP	3200 NORTHLINE AVE	SUITE 360	GREENSBORO	North Carolina	27408
9677	640 BOARDWALK BLVD	BOSSIER CITY	Louisiana	71111	LOUISIANA RIVERWALK LLC	O&S HOLDINGS, LLC - ATTN: GARY M. SAFADY	340 THE BRIDGE ST., SUITE 206	HUNTSVILLE	Alabama	35806
9680	1483 RETHERFORD STREET	TULARE	California	93274	THE WOODMONT COMPANY	ATTN: FREDERICK J. MENO	2100 W.7TH STREET	FORT WORTH	Texas	76107
9683	537 MONMOUTH RD, SPACE 322	JACKSON	New Jersey		CPG PARTNERS, L.P.		105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9685	100 CITADEL DRIVE, SUITE 660	COMMERCE	California	90040	CRAIG REALTY GROUP CITADEL, LLC	ATTN: MANAGER-LEASE ADM & GENERAL COUNSE	4100 MACARTHUR BLVD, SUITE 200	NEWPORT BEACH	California	92660
9686	1740 LIGHTHOUSE PLACE	MICHIGAN CITY	Indiana	46360	CHELSEA PROPERTY GROUP		105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9689	820 WEST STACY ROAD, SUITE 330	ALLEN	Texas	75013	CHELSEA ALLEN DEVELOPMENT, LP	105 EISENHOWER PARKWAY		ROSELAND	New Jersey	07068
9690	1955 SOUTH CASINO DRIVE, SUITE 207	LAUGHLIN	Nevada	89029	PRE LAUGHLIN (NV) LLC	c/o FREDERICK J. MENO, RECEIVER	2100 W 7TH STREET	FORT WORTH	Texas	76107
9691	5001 EAST EXPRESSWAY 83, SUITE 230	MERCEDES	Texas	78570	CPG MERCEDES, LP		105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9692	4840 TANGER OUTLET BLVD, SUITE 966	NORTH CHARLESTON	South Carolina	29418	TANGER PROPERTIES LIMITED PARTNERSHIP	3200 NORTHLINE AVE	SUITE 360	GREENSBORO	North Carolina	27408
9693	4401 NORTH IH 35, SUITE 869	ROUND ROCK	Texas	78664	CPG ROUND ROCK, LP	CHELSEA PROPERTY GROUP	105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9694	7051 SOUTH DESERT BLVD, SUITE C-333	CANUTILLO	Texas	79835	HORIZON GROUP PROPERTIES INC	5000 HAKES DRIVE	SUITE 500	MUSKEGON	Michigan	49441
9696	18 LIGHTCAP ROAD, SUITE 167	POTTSTOWN	Pennsylvania	19464	CHELSEA LIMERICK HOLDINGS, LLC	CHELSE PROPERTY GROUP	105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9697	29300 HEMPSTEAD ROAD, STE #804	CYPRESS	Texas	77433	CPG HOUSTON HOLDINGS, LP	CHELSEA PROPERTY GROUP	105 EISENHOWER PARKWAY	ROSELAND	New Jersey	07068
9698	2200 TANGER BLVD, SUITE 725	WASHINGTON	Pennsylvania	15301	TANGER PROPERTIES LIMITED PARTNERSHIP	3200 NORTHLINE AVE	SUITE 360	GREENSBORO	North Carolina	27408
9701	6433 CANOGA AVE	WOODLAND HILLS	California	91367-	PACIFIC/YOUNGMAN WOODLAND HILL	PACIFIC DEVELOPMENT GROUP	1 CORPORATE PLAZA	NEWPORT BEACH	Florida	92658
9702	2860 W. PEORIA AVENUE	PHOENIX	Arizona	85029-	GOLDBERG & OSBORNE	4707 EAST BELL ROAD	SUITE 1	PHOENIX	Arizona	85032
9703	16129 S. HAWTHORNE BLVD #F	LAWNDALE	California	90260-	MIRACLE PROPERTIES LTD		8484 WILSHIRE BLVD, SUITE 725	BEVERLY HILLS	California	90211-3270
9704	350 GELLERT BOULEVARD	DALY CITY	California	94015	EDM REALTY CORP	EDM INVESTMENTS	170 PACIFIC AVE SUITE 42	SAN FRANCISCO	California	94111
9705	319 S. WINCHESTER BLVD	SAN JOSE	California	95128	MOSCOVITZ PROPERTIES	C/O ROBERT L SOCKOLOV	188 KING STREET #303	SAN FRANCISCO	California	94107
9706	358/366 S. MOUNTAIN AVE	UPLAND	California	91786-	CT RETAIL PROPERTIES FINANCE II, LLC	KIMCO REALTY	1631-B S.MELROSE DRIVE	VISTA	California	90266
9708	675 CONTRA COSTA BLVD.	PLEASANT HILL	California	94523	KRAUSZ FAMILY TRUST	THE KRAUSZ COMPANIES, INC	44 MONTGOMERY ST., SUITE 3300	SAN FRANCISCO	California	94104
9709	1111 40TH STREET	EMERYVILLE	California	94608-	CATELLUS FINANCE 1, LLC	PROLOGIS	4545 AIRPORT WAY	DENVER	Colorado	80239
9710	1745 & 1749A ARDEN WAY	SACRAMENTO	California	95815-	F & M PARTNERSHIP	1530 J. STREET	SUITE 200	SACRAMENTO	California	95814-2053
9711	8000 AMADOR VALLEY BLVD.	DUBLIN	California	94568-	GROWERS PROPERTIES #24 LTD	c/o CARDOZA PROPERTIES, INC	101 ELLINWOOD DRIVE	PLEASANT HILL	California	94523
9712	776 NORTHRIDGE MALL	SALINAS	California	93906-	MACERICH PROPERTY MANAGEMENT CO, LLC	MACERICH BRISTOL ASSOC & NORTHRIDGE FAS*	401 WILSHIRE BLVD STE 700	SANTA MONICA	California	90401
9713	3200 SISK ROAD #G	MODESTO	California	95356-	BELCO DEVELOPMENT & INVESTMENT	P.O. BOX 727		TEMECULA	California	92593
9714	5048 N. BLACKSTONE AVE	FRESNO	California	93710-	MANCO ABBOT, INC	PO BOX 9440		FRESNO	California	93792-9440
9715	798 INLAND CENTER DRIVE	SAN BERNARDINO	California	92408	H/INLAND ENTERPRISES	WAGNER & SCUDERI	15315 MAGNOLIA BLVD.	SHERMAN OAKS	California	91403
9716	3240 EAST CAMELBACK ROAD	PHOENIX	Arizona	85018	DNS, LLC	3240 EAST CAMELBACK ROAD		PHOENIX	Arizona	85018
9717	12847 N. TATUM BLVD.	PHOENIX	Arizona	80532-	FINANCIAL TRADING AND TRANSACTING, LLC	1790 EAST RIVER ROAD, SUITE 310		TUCSON	Arizona	85718
9718	1911 SANTA ROSA AVENUE	SANTA ROSA	California	95407-	KAREN LYNN BASSO	PO BOX 1635		WINDSOR	California	95492
9719	3867 FOOTHILL BOULEVARD	PASADENA	California	91107-	HASTINGS RANCH SHOPPING CENTER, L.P.	RIVIERA CENTER MANAGEMENT COMPANY	1815 VIA EL PRADO, SUITE 300	REDONDO BEACH	California	90277
9720	1152 W. SUNSET RD	HENDERSON	Nevada	89014-	SUN SUNSET PLAZA, LLC	GRUBB & ELLIS/ LAS VEGAS	3930 HOWARD HUGES PARKWAY, SUITE 180	LAS VEGAS	Nevada	89109
9721	3699 MING AVE	BAKERSFIELD	California	93309-	MING PLAZA ASSOCIATES, LLC	121 SPEAR STREET	SUITE 250	SAN FRANCISCO	California	94105
9722	5700 E. BROADWAY	TUCSON	Arizona	85711-	S.LEONARD SCHEFF AND SUSAN SCHEFF	2720 E. BROADWAY		TUCSON	Arizona	85716
9723	3638 SOUTH BRISTOL STREET	SANTA ANA	California	92704-	METRO TOWN SQUARE, LLC		3719 SOUTH PLAZA DRIVE	SANTA ANA	California	92704
9724	1302 N. TUSTIN STREET	ORANGE	California	92667-	TUSKATELLA, LLC	PO BOX 5544		ORANGE	California	92863-5544
9726	1705 S. DECATUR BLVD.	LAS VEGAS	Nevada	89102-	PAUL & HAYA REISBORD	4540 NOELINE WAY		ENCINO	California	91436
9727	5756 PACIFIC AVENUE	STOCKTON	California	95207	STONE BROTHERS & ASSOC		5757A PACIFIC AVE, SUITE 200	STOCKTON	California	95207
9728	2220 S. 37TH STREET, SUITE#8	TACOMA	Washington	98409-	METRO PLAZA ASSOCIATES	3620 100th St. SW #A	PO BOX 98922	LAKEWOOD	Washington	98498
9729	4898 EL CAMINO REAL	LOS ALTOS	California	94022-	LOS CAMINOS ALTOS, LP	TRANS-CONTINENTAL PROPERTY MANAGEMENT	500 S. MURPHY AVE	SUNNYVALE	California	94086
9730	14725 NORTH EAST 20TH AVE	BELLEVUE	Washington	98007-	STERNCO CENTER	10510 NORTHRUP WAY N.E.	SUITE 130	KIRKLAND	Washington	98033
9731	4211 PARADISE ROAD	LAS VEGAS	Nevada	89169	DURPAT, LLC	6730 S. LAS VEGAS BLVD		LAS VEGAS	Nevada
9732	1620 S. HARBOR BLVD., SUITE A	FULLERTON	California	92632-	HARBOR 91 FREEWAY PTN		12550 WHITTIER BLVD.	WHITTIER	California	90602
9733	K-MART CTR/882 BLOSSOM HILL RD	SAN JOSE	California	95123-	SAMPSON FAMILY TRUST	8225 Vineyard Dr.	PO BOX 1887	PASO ROBLES	California	93446
9734	1101 SUPERMALL WAY	AUBURN	Washington	98001-	GLIMCHER SUPERMALL VENTURE LLC	GLIMCHER PROPERTIES LP	180 EAST BROAD STREET, 21ST FLOOR	COLUMBUS	Ohio	43215
9735	8705 SOUTH WEST HALL BLVD	BEAVERTON	Oregon	97008-	HALL BLVD.INVESTORS an OREGON	JOINT VENTURE	520 SW YAMHILL SUITE 444	PORTLAND	Oregon	97201
9736	330 SOUTH VINCENT AVE.	WEST COVINA	California	91790-	VERNON L. WILLIAMS	35391 CAMINO CAPISTRANO BEACH		CAPISTRANO	California	92624
9737	15099 HESPERIAN BLVD	SAN LEANDRO	California	94578-	HALCYON PLACE L.P.	3650 MT. DIABLO BLVD STE 103	PO BOX 1059	LAFAYETTE	California	94549

Exhibit 4.5

Locations, Leases, and Landlords

STORE					LANDLORD
#	Store Address	City	State	Zip	LL Name	LL Address	LL Address	City	State	Zip
9738	1845 WESTWOOD BLVD	LOS ANGELES	California	90025-	10860 SANTA MONICA LLC	ATTN: F. MARIE WILLIAMS, MANAGER	10680 PICO BLVD., SUITE 315	LOS ANGELES	California	90064
9739	4055 NORTH ORACLE ROAD #101	TUCSON	Arizona	85705-	RICK MCGARREY	2920 N. SANTA ROSA PLACE		TUCSON	Arizona	85712
9742	N-6010 DIVISION ST	SPOKANE	Washington	99208-	POLAR ENTERPRISES, LLC		5426 S. QUAIL RIDGE CIRCLE	SPOKANE	Washington	99223-6386
9743	1005 PESCADARO AVE-SUITE 179	TRACY	California	95376-	KLP PROPERTIES, INC	1343 LOCUST STREET #203		WALNUT CREEK	California	94596
9744	72216 HIGHWAY 111, STE F5,F6	PALM DESERT	California	92260-	REALTY TRUST GROUP, INC	THE REMM GROUP/JAN MELANO PROP MGR	505 S. VILLA REAL, SUITE 201	ANAHEIM HILLS	California	92807
9745	17600 COLLIER AVENUE SUITE H184	LAKE ELSINORE	California	92530	CASTLE & COOKE LAKE ELSINORE OUTLET CENTERS, INC	ATTN:MANAGER-LEASE ADM AND GENERAL COUNS	4100 MACARTHUR BLVD, SUITE 200	NEWPORT BEACH	California	92660
9746	5195 LAKEWOOD BLVD	LAKEWOOD	California	90712-	LAKEWOOD ASSOCIATES, LLC	DJM CAPITAL PARTNERS/ATTN: ERIC SAHN	60 S. MARKET STREET - SUITE 1120	SAN JOSE	California	95113
9747	2990 MIDWAY DRIVE	SAN DIEGO	California	92110-	WELLS FARGO BANK, NA	333 MARKET STREET, 11TH FL	MAC #A0109-11	SAN FRANCISCO	California	94105
9748	5592 S. SEPULVEDA BLVD.	CULVER CITY	California	90230	ROBERT H. THOMPSON	TRUSTEE OF THE THOMPSON FAMILY	6317 W. SLAUSON AVENUE	CULVER CITY	California	90230
9752	1416 JANTZEN BEACH CENTER	PORTLAND	Oregon	97217	JANTZEN DYNAMIC CORPORATION	c/o JANTZEN MANAGER, LLC/MALL MGMT OFFIC	1405 JANTZEN BEACH CENTER	PORTLAND	Oregon	97217
9753	39121 FREMONT BOULEVARD	FREMONT	California	94538	KIMCO REALTY CORP	3333 NEW HYDE PARK RD #100	PO BOX 5020	NEW HYDE PARK	New York	11042-0020
9756	12544-B AMARGOSA ROAD	VICTORVILLE	California	92392	DIVERSIFIED INVESTMENT COMPANY	30240 RANCH VIEJO ROAD	SUITE B	SAN JUAN CAPISTRANO	California	92675
9757	1132 LANCASTER DRIVE, NE	SALEM	Oregon	97301	ACADEMY SQUARE LLC	TED DURANT AND ASSOCIATES	7000 SW HAMPTON ST. SUITE 130	TIGARD	Oregon	97223
9759	6160 FLORIN ROAD - SUITE B	SACRAMENTO	California	95823	G&S PROPERTIES		18 SUNNYSIDE LANE	ORINDA	California	94563
9760	5000 SOUTH ARIZONA MILLS CIRCLE	TEMPE	Arizona	85282	SIMON PROPERTY GROUP	225 WEST WASHINGTON STREET		INDIANAPOLIS	Indiana	46204
9761	5595 SOUTH VIRGINIA STREET - SUITE A	RENO	Nevada	89502	SHANKER NEVADA LLC	EUGENE BURGER MANAGEMENT CORP.	5011 MEADOWOOD MALL WAY, SUITE 200	RENO	Nevada	89502
9768	25640 THE OLD ROAD	STEVENSON RANCH	California	91381	VALENCIA MARKETPLACE I, LLC	101 N. WESTLAKE BLVD #201		WESTLAKE VILLAGE	California	91362
9769	440 BARRETT PARKWAY, SUITE 17	KENNESAW	Georgia	30144	URBAN RETAIL PROPERTIES, LLC	111 EAST WACKER DRIVE	SUITE 2400	CHICAGO	Illinois	60601
9775	2108 SOUTH CARAWAY	JONESBORO	Arkansas	72401	PHILLIPS INVESTMENTS INC.	P.O. BOX 19298	3406 STADIUM BLVD.	JONESBORO	Arkansas	72402
9777	19110A EAST 39TH STREET	INDEPENDENCE	Missouri	64057	BEST BUY STORES LP	BEST BUY CORPORATE	7601 PENN AVE SOUTH	RICHFIELD	Minnesota	55423-3645
9778	2560 WEST CHANDLER BOULEVARD, SUITE 5	CHANDLER	Arizona	85224	WESTCOR PARTNERS	11411 NORTH TATUM BOULEVARD		PHOENIX	Arizona	85028-2399
9780	7634 MALL ROAD	FLORENCE	Kentucky	41042	LAMAR ASSET MANAGEMENT & REALTY, INC	365 SOUTH STREET		MORRISTOWN	New Jersey	07960
9782	1916 SKIBO ROAD, SUITE 341	FAYETTEVILLE	North Carolina	28314-	GULFSIDE DEVELOPMENT COMPANY, INC		PO BOX 431260	SO. MIAMI	Florida	33243
9783	3272 SILAS CREEK PARKWAY	WINSTON-SALEM	North Carolina	27103	ZAREMBA GROUP, LLC	14600 DETROIT AVE.	SUITE 1500	LAKEWOOD	Ohio	44107
9787	7601 CARSON BOULEVARD	LONG BEACH	California	90808	VESTAR PROPERTY MANAGEMENT	2425 E. CAMELBACK RD	SUITE 750	PHOENIX	Arizona	85016
9788	1400 SOUTH WASHINGTON STREET	NORTH ATTLEBORO	Massachusetts	02760	NORTH ATTLEBORO MARKETPLACE III, LLC	CARPIONATO PROPERTIES, INC	1414 ATWOOD AVENUE	JOHNSTON	Rhode Island	02919
9789	301 W. ESPLANADE DRIVE	OXNARD	California	93030	CENTRO WATT PROPERTY OWNER I, LLC	C/O CENTRO PROPERTIES GROUP	420 LEXINGTON AVE., 7TH FLOOR	NEW YORK	New York	10170
9790	1457 NEW BRITAIN AVENUE	WEST HARTFORD	Connecticut	06110	FW CT-CORBINS CORNER SHOPPING CENTER, LLC	REGENCY CENTERS CORP/ATTN LEGAL DEPT	ONE INDEPENDENT DRIVE , SUITE 114	JACKSONVILLE	Florida	32203-5019
9791	2101 W. BROADWAY	COLUMBIA	Missouri	65203	RAUL WALTER PROPERTIES	1021 ASHLAND ROAD #1405		COLUMBIA	Missouri	65201-7595
9792	902 WEST KIMBERLY ROAD	DAVENPORT	Iowa	52806	DAVENPORT CENTER LIMITED PARTNERS	CHASE PROPERTIES LTD	3333 RICHMOND ROAD, SUITE 320	BEECHWOOD	Ohio	44122
9793	1392 TWIXT TOWN ROAD	MARION	Iowa	52302	COLLINS SQUARE, LLC	TRINITY PROPERTY GROUP	244 CALIFORNIA ST., SUITE 210	SAN FRANCISCO	California	94111
9795	23600 EL TORO ROAD, SUITE A	LAKE FOREST	California	92630	WALF, LLC	c/o PROPERTY MANAGEMENT	2535 TOWNSGATE RD., SUITE 310	WESTLAKE VILLAGE	California	91361
9797	10113 HOLE AVENUE	RIVERSIDE	California	92503	KERA RIVERSIDE, LLC & ARCE RIVERSIDE, LLC	AS TENANTS IN COMMON dba OFF THE MALL	390 BRIDGE PARKWAY, SUITE C	REDWOOD SHORES	California	94065
9798	700 N. JOHNSON AVENUE, SUITE 1	EL CAJON	California	92020	PACIFIC COAST COMMERCIAL	6050 SANTO ROAD	SUITE #200	SAN DIEGO	California	92124
9799	90 RHL BOULEVARD	SOUTH CHARLESTON	West Virginia	25309	WSG TRACE FORK, LP	WSG DEVELOPMENT CO	400 ARTHUR GODFREY ROAD STE200	MIAMI BEACH	Florida	33140
9800	9078 WESTVIEW ROAD	LONE TREE	Colorado	80124	SPRING VALLEY-CAMPO ROAD LLC & HOROWITZ FAMILY TRUST OF 1993	FULLER MANAGEMENT SERVICE	1515 ARAPAHOE ROAD, SUITE 1200	DENVER	Colorado	80202
9801	10359 ULMERTON ROAD	LARGO	Florida	33771	REAL GLOBAL INVESTMENTS, LLC	c/o BART R. SAUNDERS	7232 W. SAND LAKE ROAD, SUITE 202	ORLANDO	Florida	32819
9802	2733 PAPERMILL ROAD, STE X-15	WYOMISSING	Pennsylvania	19610	SPRING RIDGE, LP	C/O S RIDGE MANAGEMENT, LLC	1000 NORTH FRONT ST., SUITE 500	WORMLEYSBURG	Pennsylvania	17043
9804	945 WOLCOTT STREET	WATERBURY	Connecticut	06705	VORNADO REALTY TRUST	210 ROUTE 4 EAST		PARAMUS	New Jersey	07652-0910
9805	3737 WEST MARKET STREET, UNIT L	FAIRLAWN	Ohio	44333	ROBERT L. STARK ENTERPRISES, INC	1350 W. 3RD AVE		CLEVELAND	Ohio	44113
9806	19075 INTERSTATE 45 SOUTH, STE 400	SHENANDOAH	Texas	77385	OZ/CLP PORTOFINO, LP	SELECT STRATEGIES BROKERAGE	19075 INTERSTATE 45 SOUTH, STE 225	SHENANDOAH	Texas	77385
9807	5579 FAIRMONT PARKWAY	PASADENA	Texas	77505	FIDELIS REALTY PARTNERS	19 BRIAR HOLLOW LANE	SUITE 100	HOUSTON	Texas	77027
9808	1730 WEST FULLERTON AVENUE, UNIT 22	CHICAGO	Illinois	60614	CENTRUM PROPERTIES INC.	225 WEST HUBBARD STREET	4TH FLOOR	CHICAGO	Illinois	60610
9809	900 CAPITAL CENTER BLVD, UNIT G	LARGO	Maryland	20774	CAPITAL CENTER LLC	CAROLINE DVORAK/INLAND NW MGMT CORP	6564 REISTERSTOWN RD	BALTIMORE	Maryland	21215
9810	962 SOUTH RANDALL ROAD, UNITE B	ST. CHARLES	Illinois	60174	FUNAI, LLC dba 962 RANDALL ROAD, LLC	CARLO DiCARLO	223 WEST SPRING DR.	TWIN LAKES	Wisconsin	53181-9366
9811	2790 NW FEDERAL HIGHWAY	STUART	Florida	34994	PENN JENSEN BEACH PROPERTY, LLC	5825 SUNSET DRIVE	SUITE 210	SOUTH MIAMI	Florida	33143
9813	2306 WEST OREGON AVENUE, SPACE F-3	PHILADELPHIA	Pennsylvania	19145	FC QUARTERMASTER ASSOCIATES, L.P.	FOREST CITY RATNER COMPANIES	1 METRO TECH CENTER - 22nd FLOOR	BROOKLYN	New York	11201
9814	1208 GALLERIA BOULEVARD, STE 150	ROSEVILLE	California	95678	CREEKSIDE TOWN CENTER, LLC	CB RICHARD ELLIS	1512 EUREKA RD SUITE 100	ROSEVILLE	California	95661
9816	89 ROUTE 17 SOUTH	EAST RUTHERFORD	New Jersey	07073	LIBERTY COMMONS, LLC	FSIG , LLC	2025 ROUTE 27 SUITE 220	EDISON	New Jersey	08817
9817	8015 CITRUS PARK DRIVE	TAMPA	Florida	33625	WSG DEVELOPMENT CO	400 ARTHUR GODFREY ROAD	SUITE 200	MIAMI BEACH	Florida	33140
9818	9410-A SKOKIE BOULEVARD	SKOKIE	Illinois	60077	INLAND SKOKIE FASHION SQUARE II	INLAND COMMERCIAL PROPERTY MGMT, INC	2901 BUTTERFIELD ROAD	OAK BROOK	Illinois	60523
9820	8401A NORTH MERCIER STREET	KANSAS CITY	Missouri	64155	BTGSI COMMERCIAL, LLC	MD MANAGEMENT, INC	5201 JOHNSON DRIVE, SUITE 450	MISSION	Kansas	66205
9821	19220 ALDERWOOD MALL PARKWAY, STE 130	LYNNWOOD	Washington	98036	ALDERWOOD PARKWAY DEVELOPMENT, LLC	18323 BOTHELL EVERETT HIGHWAY	SUITE 380	MILL CREEK	Washington	98012
9822	17227 CHESTERFIELD AIRPORT ROAD, #203	CHESTERFIELD	Missouri	63005	THF CHESTERFIELD VILLAGE DEVELOPMENT, LLC	THF REALTY	2127 INNERBELT BUSINESS CTR DR,STE 200	ST. LOUIS	Missouri	63114
9823	10260 COORS BYPASS NW, SUITE B	ALBUQUERQUE	New Mexico	87114	LF II COTTONWOOD LP	c/oNORTH AMERICAN REALTY SERVICES, LLLP	7373 N. SCOTTSDALE RD, SUITE A-250	SCOTTSDALE	Arizona	85253

Exhibit 4.5

Locations, Leases, and Landlords

STORE					LANDLORD
#	Store Address	City	State	Zip	LL Name	LL Address	LL Address	City	State	Zip
9826	2872 HIGHWAY 35 SOUTH	HAZLET	New Jersey	07730	JACKAPINO-TOLLEVSEN LLC	33 SCHANCK ROAD		HOLMDEL	New Jersey	07733
9828	40620 WINCHESTER ROAD, SUITE A	TEMECULA	California	92591-5504	PANDA EXPRESS, INC	PANDA RESTAURANT GROUP, INC	1683 WALNUT GROVE AVENUE	ROSEMEAD	California	91770
9829	5240 ROUTE 30	GREENSBURG	Pennsylvania	15601	CBL/WESTMORELAND MALL, LP	CBL & ASSO.MGMT, INC/CBL CENTER STE 500	2030 HAMILTON PLACE BLVD	CHATTANOOGA	Tennessee	37421-6000
9831	18 MARCH AVENUE	MANCHESTER	New Hampshire	03103	JDC/MANCHESTER LP	THE CW COMPANIES, INC	ONE ELM SQUARE, SUITE 2C	ANDOVER	Massachusetts	01810
9832	2448 WEST LOOP 340, SUITE 27	WACO	Texas	76711	INLANDWESTERN WACO CENTRAL LP	INLAND SW MGMT, LLC/BLDG. #35101	2201 N. CENTRAL EXPRESSWAY STE 260	RICHARDSON	Texas	75080
9833	1125-A VALLEY RIVER DRIVE	EUGENE	Oregon	97401	VALLEY RIVER NORTH LLC	G GROUP, LLC	PO BOX 529	EUGENE	Oregon	97440
9834	39445 10TH STREET WEST, SUITE E	PALMDALE	California	93551	AMARGOSA PALMDALE INVESTMENTS, LLC	433 NORTH CAMDEN DRIVE	SUITE 500	BEVERLY HILLS	California	90210
9835	790 IYANOUGH RD., SUITE 22A	HYANNIS	Massachusetts	02601	CAPE L.L.C.	1807 MARKET BLVD.	PMB 330	HASTINGS	Minnesota	55033
9840	3750 VETERANS MEMORIAL BLVD	METAIRIE	Louisiana	70002-	3750 VETERANS, LLC	450 WOODVINE AVENUE		METAIRIE	Louisiana	70005
9841	2365 NE 26TH STREET	FORT LAUDERDALE	Florida	33305	BOCA RIO CENTER ASSOCIATES	S&F3 MANAGEMENT COMPANY LLC	7777 GLADES RD, STE 212	BOCA RATON	Florida	33434
9842	12136 LAKEWOOD BOULEVARD	DOWNEY	California	90242	DOWNEY LANDING SPE, LLC	INVESTEC MANAGEMENT CORPORATION	200 EAST CARRILLO ST., SUITE 200	SANTA BARBARA	California	93101-2144
9843	17401 SOUTHCENTER PARKWAY, SUITE 141	TUKWILA	Washington	98188	WINNERS 3 LLC	117 EAST LOUISA STREET #230		SEATTLE	Washington	98102
9844	464 N. ALAFAYA TRAIL, SUITE 109	ORLANDO	Florida	32828	DENO P. DIKEOU	543 WYMORE ROAD NORTH		MAITLAND	Florida	32751
9846	444 ROUTE 211 EAST	MIDDLETOWN	New York	10940	NATIONAL REALTY & DEVELOPMENT CORP.		3 MANHATTANVILLE ROAD	PURCHASE	New York	10577-2117
9847	1444 UNION TURNPIKE	NEW HYDE PARK	New York	11040	LAKE SUCCESS SHOPPING CENTER, LLC	1526-A UNION TURNPIKE		NEW HYDE PARK	New York	11040
9848	29611 PLYMOUTH ROAD	LIVONIA	Michigan	48150	MIDDLEBELT PLYMOUTH VENTURE LLC	SCHOSTAK BROTHERS & COMPANY, INC	17800 LAUREL PARK DRIVE N. STE 200C	LIVONIA	Michigan	48152
9849	8110 WEST BELL ROAD	GLENDALE	Arizona	85308	ARROWHEAD CENTER 01, LLC	ACF PROPERTY MANAGEMENT	12411 VENTURA BLVD	STUDIO CITY	California	91604
9850	8864 S.E. SUNNYSIDE ROAD	CLACKAMAS	Oregon	97015	KIMCO REALTY CORPORATION	3333 NEW HYDE PARK ROAD	SUITE 100 PO BOX 5020	NEW HYDE PARK	New York	11042-0020
9851	12455 VICTORIA GARDENS LANE SUITE #170	RANCHO CUCAMONGA	California	91739	MONET IN RANCHO DEVELOPMENT, LLC	7914 NORTH SHADELAND AVENUE #200	ATTN: JOHN B. URBAHNS	INDIANAPOLIS	Indiana	46250
9852	4175 BALDWIN ROAD, SPACE #9	AUBURN HILLS	Michigan	48326	BALDWIN ROAD ASSOCIATES, LLC	755 WEST BIG BEAVER ROAD	SUITE 2301	TROY	Michigan	48084
9854	4615 WEST FLAMINGO	LAS VEGAS	Nevada	89103	ALLAN L DAHLE, TRUSTEE OF THE ALLAN L. DAHLE TRUST	DATED DECEMBER 27, 1993	388 E. CROSS CREEK LANE	MURRAY	Utah	84107
9855	4001 RIVERDALE ROAD	OGDEN	Utah	84405	DAHLE INVESTMENTS, LTD	6575 SO. REDWOOD ROAD	SUITE 100	TAYLORSVILLE	Utah	84123
9856	6170 SOUTH STATE STREET	MURRAY	Utah	84107	DAHLE INVESTMENTS, LTD	6575 SO. REDWOOD ROAD	SUITE 100	TAYLORSVILLE	Utah	84123
9857	1756 SOUTH STATE STREET	OREM	Utah	84097	DAHLE INVESTMENTS, LTD	6575 SO. REDWOOD ROAD	SUITE 100	TAYLORSVILLE	Utah	84123
9858	7615 FAIRVIEW AVE	BOISE	Idaho	83704	DAHLE INVESTMENTS, LTD	6575 SO. REDWOOD ROAD	SUITE 100	TAYLORSVILLE	Utah	84123
9859	585 SOUTH 24 WEST	BILLINGS	Montana	59102	DAHLE INVESTMENTS, LTD	6575 SO. REDWOOD ROAD	SUITE 100	TAYLORSVILLE	Utah	84123
9860	2285 EAST BASELINE ROAD	GILBERT	Arizona	85234	DAHLE INVESTMENTS, LTD	6575 SO. REDWOOD ROAD	SUITE 100	TAYLORSVILLE	Utah	84123
9861	14115 E. SPRAGUE AVE	SPOKANE	Washington	99216	DAHLE INVESTMENTS, LTD	6575 SO. REDWOOD ROAD	SUITE 100	TAYLORSVILLE	Utah	84123
9862	1505 POST ROAD EAST	WESTPORT	Connecticut	06880	NEW ENGLAND VIDEO OF WESTPORT, INC	860 CANAL STREET		STAMFORD	Connecticut	06902

Exhibit 4.7(b)

Consigned Inventory

None.

Exhibit 4.7(c)(ii)

Equipment Usage Agreement

Date

Bank of America, N.A.,

Administrative and Collateral Agent

MA5-100-09-09

100 Federal Street, 9th Floor

Boston, Massachusetts 02110

Attention:	Ms. Kathy Dimock
Managing Director

Dear Madam:

The undersigned (the “Lessor”) has proposed to lease certain equipment (the “Leased Equipment”) to those persons on Schedule 1 hereto, corporations having their principal executive offices at 555 Turnpike Street, Canton, Massachusetts 02021 (collectively, the “Borrower”) and has been advised that you are acting as (among other roles) the Administrative Agent and the Collateral Agent (collectively, in such capacities, the “Agent”) for the ratable benefit of a syndicate of revolving credit lenders in connection with certain revolving credit facilities in favor of the Borrower.

As an inducement for the Lenders to establish that Loan Agreement and the Lessor to lease the Leased Equipment, the Lessor and the Agent agree as follows:

1.	The security interest of the Agent in and to the Leased Equipment is hereby subordinated to the security interest therein of the Lessor.

2.	The Lessor will not terminate any lease with the Borrower on account of any default by the Borrower, except upon not less than 30 days’ prior written notice to the Agent (with reasonable detail), during which period, the Lessor shall accept any reasonable cure of such default proffered by the Agent or by the Borrower.

3.	In the event that the Agent exercises the Agent’s rights upon default as a secured creditor of the Borrower by taking possession of collateral granted by the Borrower to the Agent, the Lessor will permit the Agent to use, for such purpose, such of the Leased Equipment as may be designated by the Agent, for a period of up to 16 weeks following such exercise, provided that the Agent pays the Lessor rent for such use (based on the rent called for in the lease pursuant to which the Lessor had leased such equipment to the Borrower).

4.	Nothing included herein, nor any act undertaken by the Agent pursuant hereto, shall constitute an assumption by the Agent of any obligation of the Borrower to the Lessor.

Very truly yours,

Casual Male Retail Group, Inc.

By:

Name:

Title:

CMRG Apparel, LLC

By:

Name:

Title:

Agreed: BANK OF AMERICA, N.A., Administrative and Collateral Agent

By:

Name:

Title:

Schedule 1

Casual Male Retail Group, Inc.

CMRG Apparel, LLC

Exhibit 4.9

Insurance Policies

See attached for insurance policies of Casual Male Retail Group, Inc. (“CMRG”).

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits
Workers’ Compensation	Wausau Underwriters Insurance Company	7/01/10 – 7/01/11	Statutory Requirements	Workers Compensation
	***		$1,000,000	Employers Liability - Bodily Injury By Accident – Each Accident
	*** (Premium)		$1,000,000	Employers Liability - Bodily Injury By Disease – Policy Limit
			$1,000,000	Employers Liability - Bodily Injury By Disease – Each Employee

Federal Employer’s Liability Act
			$10,000	Bodily Injury By Accident – Each Accident
			$10,000	Bodily Injury By Disease – Policy Limit
US Longshore & Harbor Workers’ Compensation Act
			$1,000,000	Bodily Injury By Accident – Each Accident
			$1,000,000	Bodily Injury By Disease – Each Employee
			$1,000,000	Bodily Injury By Disease – Policy Limit

Voluntary Compensation
			$1,000,000	Bodily Injury By Accident – Each Accident
			$1,000,000	Bodily Injury By Disease – Each Employee
			$1,000,000	Bodily Injury By Disease – Policy Limit

Business Travel Accident	Federal Insurance Company (Chubb)	March 10, 2010 to March 1, 2013	$5,000,000 per Aircraft Accident	Benefit amounts varies depending on class of employee, from $75,000 to $1,000,000
Policy # ***

General Liability	Wausau Business Insurance Company	7/01/10 – 7/01/11	$2,000,000	General Aggregate Limit
DOMESTIC	***		$2,000,000	Products & Completed Operations Limit
	*** (Premium)		$1,000,000	Personal & Advertising Injury Limit

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits
			$1,000,000	Each Occurrence Limit
			$1,000,000	Damage to Premises Rented to You (Any One Fire)
			$10,000	Medical Expense Limit (Any One Person)
				Employee Benefits Liability
			$2,000,000	Limits of Insurance Aggregate
			$1,000,000	Limits of Insurance – Each Employee
			7/1/02	Retro Active Date

Automobile Liability	Wausau Business Insurance Company	7/01/10 – 7/01/11	$1,000,000	Automobile Liability – Any One Accident
(All States)	***		$10,000	Auto Medical Protection – Per Person
	*** (Premium)		Statutory Minimum Limits	Personal Injury Protection
			$1,000,000	Uninsured Motorist/Underinsured Motorists

Lead Umbrella	Continental Casualty Company	7/01/10 – 7/01/11	$25,000,000	Each Incident/Aggregate
	***		$10,000	Retained Limit
	*** (Premium)

Excess Liability	Ohio Casualty Insurance Company	7/01/10 – 7/01/11	$25,000,000	Aggregate
	***		$25,000,000	Each Occurrence
	*** (Premium)		$25,000,000	Excess Lead Umbrella Limit

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits
Global Transit	Indemnity Insurance Co. of North America	6/30/10 – 6/30/11	$5,000,000 $500,000 $5,000,000	Per any one Conveyance Per any one Steamer/Connecting Conveyance – On Deck War Limit
*** *** (Premium)

Deductible: $5,000 Deductible per claim, except losses caused by Theft/Pilferage/Hijacking/Shortage are subject to a deductible of 10% of the insured value of the shipment, which is further subject to a $10,000 minimum and no maximum deductible. Premium based on $475M Sales.

Profit Sharing  50/50

Special Contingency Coverage (K&R)	U.S. Specialty Insurance Company (PIA)	6/29/08 - 7/01/11	$10,000,000	Special Contingency Coverage
***
*** (Three-Year Prepaid)

All Risk Property US & Canada	Affiliated FM	6/30/10 – 6/30/11	$175,000,000	Policy Limit
	***		***	Values
*** (Premium)
			Included	Boiler & Machinery - Property Damage & Business Interruption
Earth Movement, as follows:
			$175,000,000 Annual Aggregate	Scheduled Locations 1, 2 & 3
			$10,000,000 Annual Aggregate, $500,000 per location	All other locations

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits
			$5,000,000 Annual Aggregate, $500,000 per location	California Earth Movement
			$5,000,000 Annual Aggregate, $500,000 per location	Tier One & Two New Madrid Seismic Zone Earth Movement
All Risk Property US & Canada (Cont)	Affiliated FM	6/30/10 – 6/30/11	Excluded	Alaska, Hawaii & Puerto Rico Earth Movement
			$175,000,000 Annual Aggregate	Flood, except:
			$10,000,000 Annual Aggregate	Locations in Flood Zones prefixed by C and unshaded X
			$500,000 Annual Aggregate	Any one location outside of Flood Zones A and V but within Flood Zones B and Shaded X or Zone D
			Excluded	100 Year (Zones A & V) or unclassified or undesignated Flood ones
			$2,000,000	Seepage or influx of water - Locations 1, 2 & 3
			$250,000	Seepage or influx of water – Scheduled Location 4
			$2,000,000/ 15% of reported BI values	Extra Expense (whichever is greater)
			$500,000	Brands & Labels
			$10,000	Precious Metals
			$100,000	Fire Fighting Materials & Expenses
			$250,000	Professional Fees

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits
			$250,000	Expediting Expenses
			$100,000 per occurrence $1,000 per item	Tree, Shrubs, Plants & Lawns
			$250,000	Pavements & Roadways
			$50,000 Annual Aggregate	Land & Water Clean Up Expense
			$250,000	Installation Floater
			$3,000,000	Newly Acquired Property (180 day reporting period)
			$3,000,000	Unnamed Locations Coverage
			$250,000	Fine Arts
			$1,000,000	Accounts Receivable
All Risk Property US & Canada (Cont)	Affiliated FM	6/30/10 – 6/30/11	$1,000,000	Valuable Papers & Records
			$1,000,000	Electronic Data Processing, Data & Media
			Policy Limit $5,000,000 Included in Item B Included in Item B	Demolition & Increased Cost of Construction, as follows: Item A: Undamaged Portion Item B: Demolition Item C: Compliance with the Law Item D: Business Interruption
			$2,000,000	Errors & Omissions
			$100,000	Transit Coverage
			$175,000,000	Terrorism Coverage & Supplemental US Certified Act of Terrorism
			$100,000	Terrorism Coverage for Locations Outside the United States
			$1,000,000	Fungus, Mold or Mildew
			$100,000	Deferred Payment
			$1,000,000	Off-Premises Service Interruption - Property Damage

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits
			$100,000	Arson or Theft Reward
			$100,000	Money & Securities
			$100,000	Locks & Keys
			$100,000	Tenants Legal Liability & Expense
			$100,000	Soft Costs
			90 Days	Ordinary Payroll
			30 Days	Civil Authority
			Included in Off-Premises Service Interruption – PD	Off-Premises Service Interruption - Business Interruption
			$1,000,000	Contingent Business Interruption
			$250,000	Research & Development
			$500,000	Ingress/Egress
			$100,000	Tax Treatment
			30 Days	Extended Period of Indemnity
All Risk Property US & Canada (Cont)	Affiliated FM	6/30/10 – 6/30/11
		Deductibles	$25,000	All Risk, except:
			$100,000	Earth Movement
			5% TIV, $100,000 minimum per location	Earth Movement in California; Tier One & Two New Madrid Seismic Zone; & Pacific Northwest Seismic Zones
			5% TIV, $100,000 minimum per location	Earth Movement Sprinkler Leakage in California; Tier One & Two New Madrid Seismic Zone; & Pacific Northwest Seismic Zones
			$100,000 per location	Flood
			5% TIV, $250,000 minimum per location	Wind and/or Hail

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits
			$10,000	Boiler & Machinery
			$25,000 48 Hours	Off-Premises Service Interruption, as follows: Property Damage Business Interruption
			48 Hours	Electronic Data Processing Equipment, Data & Media

All Risk Property UK Policy	Affiliated FM	6/30/10 – 6/30/11	$5,111,852	Policy Limit
	***		***	Values
	*** (Premium)		Included	Boiler & Machinery – Property Damage & Business Interruption
			$5,111,852 Annual Aggregate	Earth Movement
			$5,111,852 Annual Aggregate	Flood
			$1,000,000/ 15% of reported BI values	Additional Increased Cost of Working (whichever is greater)

All Risk Property UK Policy (Cont)	Affiliated FM	6/30/10 – 6/30/11	$250,000	Seepage or influx of water
			$500,000	Brands & Labels
			$10,000	Precious Metals
			$100,000	Fire Fighting Materials & Expenses
			$250,000	Professional Fees

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits
			$250,000	Expediting Expenses
			$100,000 per occurrence $1,000 per item	Tree, Shrubs, Plants & Lawns not to exceed a limit of $1,000 per item
			$250,000	Paving & Roads
			$50,000 Annual Aggregate	Land & Water Clean Up Expense
			$250,000	Installation Floater
			$3,000,000	Newly Acquired Property (180 day reporting period)
			$3,000,000	Unnamed Locations Coverage
			$250,000	Fine Arts
			$1,000,000	Book Debts
			$1,000,000	Valuable Papers & Records
			$1,000,000	Electronic Data Processing, Data & Media
			Policy Limit $5,000,000 Included in Item B Included in Item B	Public Authorities, as follows: Item A: Undamaged Portion Item B: Demolition Item C: Compliance with the Law Item D: Business Interruption
			$2,000,000	Errors & Omissions
			$100,000	Transit Coverage
			Not Covered	Terrorism
			$1,000,000	Fungus, Mold or Mildew

All Risk Property UK Policy (Cont)	Affiliated FM	6/30/10 – 6/30/11	$100,000	Deferred Payment
			$1,000,000	Off-Premises Service Interruption – Property Damage
			$100,000	Arson or Theft Reward

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits

			$100,000	Money & Securities
			$100,000	Locks & Keys
			$100,000	Tenants Legal Liability & Expense
			$100,000	Soft Costs
			90 Days	Ordinary Payroll
			30 Days	Civil Authority
			Included in Off-Premises Service Interruption – PD	Off-Premises Service Interruption - Business Interruption
			$1,000,000	Contingent Business Interruption
			$250,000	Research & Development
			$500,000	Ingress/Egress
			$100,000	Tax Treatment
			30 Days	Extended Period of Indemnity
Deductibles
			$25,000	All Risk, except:
			$100,000	Earth Movement (Per Occurrence for Each Location)
			$100,000	Flood (Per Occurrence for Each Location)
			$10,000	Boiler & Machinery
			$25,000 48 Hours	Off-Premises Service Interruption, as follows: Property Damage Business Interruption
			48 Hours	Electronic Data Processing Equipment, Data & Media

International Casualty	Ace American Insurance Co.	6/30/08 – 6/30/11
	***	Commercial GL	$1,000,000 each occurrence	BI/PD Coverage

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits
	*** (Premium)		$2,000,000 Aggregate Limit	Products/Completed Operations
			$1,000,000	Premises Damage
			$1,000,000 Aggregate Limit	Personal Injury & Advertising Injury Coverage
			$10,000	Medical Expense Limit
			$1,000,000 Each Claim	Employee Benefits Liability (subject to $1,000 deductible/claim)
			$1,000,000 Annual Aggregate	Employee Benefits Liability

		Commercial Auto	$1,000,000 Combined single limit BI/PD any one accident	Automobile Bodily Injury/Property Damage Liability Coverage
			$25,000 Any one accident	Hired Auto Physical Damage
			$25,000 Any one policy period	Hired Auto Physical Damage
			$10,000 each person	Medical Payments
			$20,000 each accident	Medical Payments

		Employers Responsibility Coverage	Voluntary Compensation Benefits:
			North Americans	State of Hire
			Third Country Nationals	Country of Origin

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits

International Casualty (Cont)	Ace American Insurance Co.	6/30/08 – 6/30/11	Local Nationals	EL Only

			$1,000,000 Policy Limit	Executive Assistance Services (including repatriation) – Medical Assistance Services
			$1,000,000 each accident	Contingent Employers Liability - BI by Accident
			$1,000,000 each employee	Contingent Employers Liability – BI by disease
			$1,000,000 policy limit	Contingent Employers Liability – BI by disease

		AD&D Coverage	$25,000 per covered persons	Employee AD&D Coverage
			$1,500,000 Aggregate Limit	Employee AD&D Coverage

		Kidnap & Extortion Coverage	$50,000 Each loss	Extortion/Ransom Moneys Payment
			$50,000 Each loss	In transit Extortion/Ransom Moneys Loss
			$50,000 Each loss	Kidnap and Extortion Expenses
			$50,000 Each loss	Legal Costs
			$50,000 Each loss	Detention Expenses
			$10,000 Each life	Medical, Death or Dismemberment
			$50,000 Each loss	Medical, Death or Dismemberment
			$50,000 Each loss	Incident Response

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits

Surety / Bonds	Fidelity & Deposit Company of Maryland ***	04/26/10 – 04/26/11	$76,500 Bond Amount	Sales and Use Tax, State of Nevada

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits
Directors & Officers Liability	Chartis Insurance Company Policy No. ***	7/1/2010 – 7/1/2011	$10,000,000	Primary policy excess $250,000 Securities Claims Self Insured Retention

	St. Paul Travelers Policy No. ***	7/1/2010 – 7/1/2011	$10,000,000	Excess underlying $10,000,000

	Monitor Policy No. ***	7/1/2010 – 7/1/2011	$5,000,000	Excess underlying $20,000,000

	Allied World National Assurance Company Policy No. ***	7/1/2010 – 7/1/2011	$10,000,000	Excess underlying $25,000,000 – Side A w/Difference in Conditions

Employment Practices Liability	Chartis Insurance Company Policy No. ***	7/1/2010 – 7/1/2011	$5,000,000	Excess $250,000 Self Insured Retention

Fiduciary Liability	Chartis Insurance Company Policy No. ***	7/1/2010 – 7/1/2011	$5,000,000	$0 Self Insured Retention

Crime	Chartis Insurance Company Policy No. ***	7/1/2010 – 7/1/2011	$5,000,000	Excess $150,000 Self Insured Retention

Cyber Risk	Beazley Insurance Group Policy No.***	10/14/2009 – 10/14/2010	$2,000,000	Excess $100,000 Self Insured Retention Insuring Agreements:

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.9

Insurance Policies

Casual Male Retail Group, Inc.

Schedule of Insurance

Coverage	Insurance Carrier Policy Number	Policy Term	Policy Limits

•   Electronic Media Liability

•   Computer and Information Security Liability

•   Privacy Liability

•   Cyber Extortion

•   First Party Data Protection

•   First Party Network Business Interruption

•   Crisis Management Expenses*

*  Sublimits may apply

Note: This Schedule of Insurance is only an outline of coverage that has been prepared for your convenience.

Actual policy language must be consulted for any definitive evaluation Of coverage Terms & Conditions.

Exhibit 4.11

Capital Leases

Master List of Outstanding Leases with Equipment Lessors

FINANCIAL SERVICES Product	Product Schedule #1012992A2 :	1 – IKON (Generic) CPP650 Copier & Canon IR 5000

Product Schedule #1012992A3: 1- Canon IR 7105 Copier

Product Schedule #1012992A4: 1 – Ricoh C900S Copier

Equipment under Lease commencing 02/01/10:

1 - Ricoh MPC4000 Color Copier

1 - Ricoh MPC3300 Color Copier

6 - Ricoh MC5000 B&W Copiers

3 - Ricoh MP6000 B&W Copiers

2 - Ricoh MP3350 B&W Copiers

Rental Schedule	Lease Commencement Date (2)	Term of Lease	Monthly Payment (3)	Lease Expiration Date (4)	Total Lease
1012992A2	07/01/07	48 months (1)	***	06/30/11	***
1012992A3	10/06/08	48 months	***	10/05/12	***
1012992A4	01/07/10	60 months	***	01/06/15	***
?	02/01/10	60 months	***	01/31/15	***

(1)	First month payment $0; Months 2 – 48 = *** / month.
(2)	Commencement Date is approximate. Lease commences as of the equipment delivery date.
(3)	Maximum copies included in monthly payment. Additional charges may apply if maximum copies exceeded.
(4)	Return equipment at end of Lease Term.

EMC CORPORATION

Supplement 4 includes:

1 -Storage Device

- Symmetrix DMX2000 for AS400 environment

Supplement 6 includes:

1 - NS42G-A

1 - CRNRK

1 - CX3-80

Supplement 7 includes:

15 - CS-4G15-300U

1 -CX-4PDAE-FD

Rental Supplement	Lease Commencement Date	Term of Lease	Monthly Payment (1)	Lease Expiration Date	Total Lease
4 (2)	03/01/10	12 months	***	02/28/11	***
6 (3)	02/01/08	36 months	***	01/31/11	***
7 (4)	09/01/08	29 months	***	01/31/11	***

(1)	Payments assigned to De Lage Financial Services, Inc.
(2)	Supplement 4 to Master Lease 13204 extended through 02/28/11. Buyout option price of *** (excludes maintenance and applicable taxes). Monthly Payment and Total Lease excludes maintenance and applicable taxes.
(3)	Supplement 6 replaces Supplements 3 and 5 and the total lease amount includes ***, which is the termination amount for Supplements 3 and 5.
(4)	Supplement 7 is coterminous with Supplement 6 and the listed total lease amount is the actual equipment cost.

IBM CREDIT LLC

Value Plan Lease Agreement No. VP0F82991:

2 -TS3310 Tape Library

2 - RS/6000 System Rack

1 - IBM 7042-CR4 HW Management

1 - Tape and Optical Storage Device

1 - Flat Panel Consol Kit

ValuePlan Lease Agreement No. VP0F92786:

1 - 9992-003 Reseller Sourced IBM SW

ValuePlan Lease Agreement No.	Lease Commencement Date	Term of Lease	Monthly Payment	Lease Expiration Date (1)	Total Lease
VP0F82991	202/1/09		***	04/30/12	***
VP0F92786	02/1/09	39 months	***	04/30/12	***

(1)	FMV buyout and end of lease term upon 3 months prior written notice to IBM
***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Exhibit 4.13(a)

Labor Relations

None.

Exhibit 4.19

Litigation

GENERAL LITIGATION - FISCAL YEAR 2010

Name of Case	Jurisdiction	Date Filed	Description of Claim	Amount Sought	CMRG’s Counsel	Status

Paul Kelly v. Casual Male Retail Group, Inc.	Superior Court, Los Angeles County. Case #BC413329	5/8/2009	Kelly filed a class action on behalf of himself and all others similarly situated alleging that CMRG violates the Beverly Song Act (Cal. Civil Code 1747.08) by obtaining and recording personal information when a credit card is used at point-of-sale. Invasion of privacy.	Unkown.	Matthew R. Orr, Esq. Call Jensen & Ferrell 610 Newport Center Drive Suite 700 Newport Beach, CA 92660 (949) 717-3000 morr@calljensen.com	***

Rowland, Deborah for herself and the Estate of Joe Rowland	District Court of Parker County, TX	9/27/2009	Personal Injury	$450,000 initial demand. Latest demand is $350,000. Defense latest offer was $160,000.	Michael Fox, Field Attorney for Liberty Mutual	***

Chapter 7 Trustee of the Estate of Block Corporation	N/A	N/A	Seeks reimbursement of $317,753.61 deduction.	$317,753.61	N/A	***

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Exhibit 4.19

Litigation

EMPLOYMENT LITIGATION

Plaintiff	State	Date Filed	Docket #	Plaintiff’s Counsel	Charge	CMRG’s Counsel	Case Status

Drotar, Marie	CA	7/9/2010	30-2010-00388534-CU-OE-CXC	Krutcik & Georggin 26021 Acero Mission Viejo, CA 92691	On behalf of a statewide puntative class of Rochester store employees, illegal deduction of commissions owed/failure to pay meal and rest breaks	David Casey Michael Mankes Littler Mendelson One International Place, Suite 2700 Boston, Massachusetts 02110 Casey Direct: (617) 378-6001 email: dcasey@littler.com mmankes@littler.com	***

Jones, O’Nekola “Nikki”	CA	6/4/2009	37-2009-69721-CU-OE-CTL	Timothy Cohelan (Cohelan, Khoury & singer)	Wage and Hour Claims for CA Store Managers which spans from 2005-2008 for CA store managers.	David Casey Michael Mankes Littler Mendelson One International Place, Suite 2700 Boston, Massachusetts 02110 Casey Direct: (617) 378-6001 email: dcasey@littler.com mmankes@littler.com	***

Iskandaryan, Agram	CA	N/A	N/A	Grace & Hollis, LLP San Diego, CA	On behalf of a statewide putative class of Casual Male store employees, /failure to pay meal and rest breaks and expenses	David Casey Michael Mankes Littler Mendelson One International Place, Suite 2700 Boston, Massachusetts 02110 Casey Direct: (617) 378-6001 email: dcasey@littler.com mmankes@littler.com	***

Richardson, Patrick	N.C.	7/22/2010	W.D.N.C. Charlotte Div. 3:10-cv-396	Charles Ali Everage Everage law firm, PLLC, Charlotte, NC	Race and Gender Discrimination	Trish Holland Jackson Lewis	***

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Exhibit 4.19

Litigation

AGENCY CASES

Name	Date Filed	Case #	Charge	Plaintiff Attorney	Status	CMRG’s Counsel	Comments
Garcia, Carmen	12/29/2005	520-2006-00324	Race, Sex, National Origin	Self	Submitted to EEOC on 3/14/06	Robert Morsilli Jackson Lewis	***

Kyle, Booker T.	12/2/2008	550-2009-00461	Sex, Retaliation	Self	M. Kenney submitted position statement to EEOC on 1/26/09. No legal fees spent to date.	N/A	***

Vento, Friedel	9/20/2010	NYS Div. of Human Rights 10144216	Retaliation/Age	Self	Response not yet filed.	N/A	***

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Exhibit 4.28(b)

Contingent Obligations

In addition to minimum rental payments, many of the store leases to which Casual Male Retail Group, Inc. and/or its subsidiaries (singularly, “Casual Male” or collectively, the “Casual Male entities”) is a party, include provisions for common area maintenance, real estate taxes, insurance, promotional charges, and or escalation clauses and in some cases percentage rents based on percentage of store sales above designated levels.

On May 14, 2002, Casual Male completed the acquisition of substantially all of the assets of Casual Male Corp. and certain of its subsidiaries, for a purchase price of approximately $170 million. In connection with the acquisition, Casual Male assumed certain contingent liabilities, including, but not limited to, existing retail store lease arrangements and the existing mortgage for Casual Male Corp.’s corporate office located in Canton, Massachusetts, which Casual Male currently occupies as its corporate headquarters.

On January 30, 2006, Casual Male entered into a sale-leaseback transaction with Spirit Finance Corporation, a third party real estate investment trust (“Spirit”). In connection with the transaction, Casual Male sold its headquarters and distribution center property to Spirit for $56.0 million. At the closing on February 1, 2006 Casual Male entered into a twenty-year lease agreement with a wholly-owned subsidiary of Spirit whereby Casual Male agreed to lease the property back for an annual rent of $4.6 million.

Casual Male is subject to various legal proceedings and claims that arise in the ordinary course of business. Management believes that the resolution of these matters will not have an adverse impact on the results of operations or the financial position of Casual Male.

EXHIBIT 5.4

FAX TO: CHRIS SANTOS (617) 434-4131

CALCULATION AT COST

Certificate # Date:
Revolver Inventory Borrowing Base				—	(a)

Eligible Credit Card Receivables		Advance Rate 90%		—	(b)

Less Availability Reserves
Less Landlord Reserve: 2 months: PA. VA and Wash.

Less Gift Certificate Merchandise Credits		50%

Customer Deposits (TCM& Rochester)		100%

Total Reserves				—	(c)

Total Revolver Borrowing Base (uncapped) (a+b+c)

Total Revolver Borrowing Base (capped at $75MM for the Revolver)			0

AVAILABILITY CALCULATION

Beginning Principal Balance (excludes Last Out)

ADD:	Prior days Borrowing from BOA

ADD:	Fees charged today

Less:	Prior day’s pay down

Ending principal balance				—

ADD:	Estimated accrued interest month-to-date			—

ADD:	Outstanding Letters of Credit

Total loan balance prior to request (not to exceed)				—

Total availability (prior to today’s request)				—

Advance	ACCT# ***

Today’s Paydown (from account ***)				—

Today’s Principal Balance				—

Total availability (after today’s request)				—

Memo:
Less:	Minimum Excess Availability Covenant: Greater of
	$5,000,000	5,000,000
	10% of Loan Cap	—

Availability After Covenant				—

The undersigned represents and warrants that: (a) the information set forth above and all supporting documentation delivered in connection herewith (i) is true and correct in all material respects, (ii) has been prepared in accordance with the requirements of the Sixth Amended and Restated Loan and Security Agreement (as amended end in effect from time to time, the “Loan Agreement”) by and between, among others, the Borrowers and Bank of America, N.A., and (iii) is based on supporting documentation that was used by the undersigned in connection with the preparation hereof and supports the calculations and conclusions evidenced hereby, which supporting documentation the undersigned acknowledges must be satisfactory to the Administrative Agent; (b) no Default or Event of Default (as each such term is defined in the Loan Agreement) is presently in existence; and (c) all or a portion of the advance requested hereby will be set aside by the Borrowers to cover 100% of the Borrowers’ obligation for sales tax on account of sales since the most recent borrowing under the Loan Agreement.

Casual Male Retail Group, Inc.

Authorized Signer:
Dennis Hernreich, Executive Vice President, COO, CFO & Treasurer Peter H. Stratton, Jr., Senior Vice President, Finance Corporate Controller, CAO

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

CASUAL MALE (The “Borrower”)

REVOLVING LINE OF CREDIT AVAILABILITY CALCULATION

FAX TO: CHRIS SANTOS (617) 434-4131		Certificate # W/E Date:

COST
Beg. Inventory as of:
(Sourced from JDA Stock Ledger)
Hybrid/DXL Store Inventory

Beginning Inventory - Adjusted		—

ADD	Receiving/ Purchases

Purchase Accrual (ASN)

Reverse ASN Accrual

Freight

LESS	Net Sales @ Retail (memo only)
Cost of Goods Sold @ Cost

	Total Adds/ (Reductions)	—

Ending Inventory as of:		—

Eligible LC Inventory
ADD:	At 85%

Eligible In-Transit Inventory
	At 80%	—

LESS:	Shrinkage at Cost
(2.0% of sales since last physical Inv) × Cost Compliment)
RTV Inventory (loc #9996) exclusion

Eligible Inventory, as of:		—

Revolver Advance Rate (***% Dec. 16 - EOM Sep/ ***% Oct - Dec 15th)*		***	%

Total Casual Male Borrowing Base Inventory		0

*	Based on Most Recent Appraisal
***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

ROCHESTER (The “Borrower”)

REVOLVING LINE OF CREDIT AVAILABILITY CALCULATION

FAX TO: CHRIS SANTOS (617) 434-4131		Certificate # W/E Date:

COST

Beg. Inventory as of:
(Sourced from JDA Stock Ledger)
Hybrid/DXL Store Inventory

Beginning Inventory - Adjusted		—

ADD	Receiving/ Purchases

Purchase Accrual (ASN)

Reverse ASN Accrual

Freight

LESS	Net Sales @ Retail (memo only)

Cost of Goods Sold @ Cost

	Total Adds/ (Reductions)	—

Ending Inventory as of:		—

ADD:	Eligible LC Inventory
	At 85%	—

Eligible In-Transit Inventory
	At 80%	—

LESS:	Shrinkage (2.0% of sales)

(2.0% of sales since last physical Inv) × Cost Compliment
RTV Inventory (loc #5199) exclusion

Eligible Inventory, as of:		—

Revolver Advance Rate (***% Dec. 16 - EOM Sep/ ***% Oct - Dec 15th)*		***	%

Total Rochester Borrowing Base Inventory		0

*	Based on Most Recent Appraisal
***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

EXHIBIT 5.8

None.

Exhibit 7.1

DDA’s

STORE NO.	BANK NAME	BANK ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #	ACH ROUTING #	DEP. ROUTING #	STORE ADDRESS	CITY	ST	ZIP
	CASUAL MALE STORES
9052	US BANK	440 REGENCY PARKWAY DRIVE	OMAHA	NE	68114	(402) 392-3600	***	***	***	605 NORTH 98 ST	OMAHA	NE	68114
9053	BANK OF AMERICA	9550 METCALF	OVERLAND PARK	KS	66212	(816) 979-8945	***	***	***	8721 METCALF AVENUE	OVERLAND PARK	KS	66212
9054	CHASE (JPMORGAN)	325 NORTH MILWAKEE AVENUE	VERNON HILLS	IL	60061	(847) 821-8716	***	***	***	445 EAST TOWNLINE ROAD	VERNON HILS	IL	60061
9055	CHASE (JPMORGAN)	2031 WEST HENDERSON ROAD	COLUMBUS	OH	43220	(614) 248-2323	***	***	***	1113 KENNEY CENTRE	COLUMBUS	OH	43220
9056	BANK OF AMERICA	5270 POPLAR AVENUE	MEMPHIS	TN	38119	(901) 684-6000	***	***	***	847 SOUTH WHITE STATION RD	MEMPHIS	TN	38117
9058	BANK OF AMERICA	8100 FORSYTH BLVD	ST LOUIS	MO	63105	(314) 466-0482	***	***	***	1026 SOUTH BRENTWOOD BLVD	RICHMOND HEIGHTS	MO	63117
9059	CHASE (JPMORGAN)	18100 WEST ELEVEN MILE ROAD	LATHRUP VILLAGE	MI	48076	(248) 424-8720	***	***	***	26300 SOUTHFIELD ROAD	LATHRUP VILLAGE	MI	48076
9060	CHASE (JPMORGAN)	1234 MONROE	DEARBORN	MI	48124	(313) 565-8800	***	***	***	234000 MICHIGAN AVENUE	DEARBORN	MI	48124
9063	CHASE (JPMORGAN)	43100 GRAND RIVER AVENUE	NOVI	MI	48375	(248) 349-2424	***	***	***	43115 CRESCENT BLVD	NOVI	MI	48375
9064	CHASE (JPMORGAN)	13999 LAKESIDE CIRCLE	STERLING HEIGHTS	MI	48313	(586) 247-4900	***	***	***	13451 HALL ROAD	UTICA	MI	48315
9066	BANK OF AMERICA	508 POMPTON AVE	CEDAR GROVE	NJ	07009	(800) 841-4000	***	***	***	540 US HIGHWAY 46	TOTOWA	NJ	07512
9067	BANK OF AMERICA	46 PARSONAGE RD	MENLO PARK	NJ	08837	(800) 841-4000	***	***	***	236 LAFAYETTE RD	EDISON	NJ	08837
9069	BANK OF AMERICA	2293 SANDLAKE ROAD	ORLANDO	FL	32809	(407) 855-3181	***	***	***	7939 SO. ORANGE BLOSOM TRAIL	ORLANDO	FL	32809
9070	BANK OF AMERICA	11800 ROCKVILLE PIKE	ROCKVILLE	MD	20852	(301) 881-8390	***	***	***	11503-A ROCKVILLE PIKE	ROCKVILLE	MD	20852
9071	CHASE (JPMORGAN)	431 WEST SOUTHERN AVENUE	MESA	AZ	85210	(480) 890-5343	***	***	***	1110 WEST SOUTHERN AVENUE	MESA	AZ	85210
9072	CHASE (JPMORGAN)	3235 NORTH MESQUITE	MESQUITE	TX	75150	(972) 270-5481	***	***	***	1725 NORTH TOWN EAST BLVD	MESQUITE	TX	75150
9073	CHASE (JPMORGAN)	2000 WEST 15TH STREET	PLANO	TX	75075	(972) 423-6527	***	***	***	1025 NO CENTRAL EXPRESSWAY	PLANO	TX	75075
9074	CHASE (JPMORGAN)	1337 GESSNER	HOUSTON	TX	77055	(713) 751-6100	***	***	***	1005 GESSNER STREET	HOUSTON	TX	77055
9076	BANK OF AMERICA	4040 SOUTH COOPER STREET	ARLINGTON	TX	76015	(817) 468-4787	***	***	***	4110 SOUTH COOPER STREET	ARLINGTON	TX	76015
9080	BANK OF AMERICA	220 SOUTH ESCONDIDO BLVD	ESCONDIDO	CA	92025-4183	(760) 489-2001	***	***	***	1004 WEST VALLEY PARKWAY # 23	ESCONDIDO	CA	92025
9081	BANK OF AMERICA	203 NORTH GLENDALE AVENUE	GLENDALE	CA	91206	(818) 500-5096	***	***	***	340 NORTH GLENDALE AVE	GLENDALE	CA	91206
9082	BANK OF AMERICA	19240 NORDHOFF STREET	NORTHRIDGE	CA	91324	(818) 885-4060	***	***	***	19422 NORDOFF STREET (NORDHOFF PLAZA)	NORTHRIDGE	CA	91324
9083	CHASE (JPMORGAN)	10999 HWY 10 WEST, # 100	SAN ANTONIO	TX	78230	(210) 691-8200	***	***	***	11075 IH-10 WEST SUITE 302	SAN ANTONIO	TX	78230
9084	BANK OF AMERICA	1108 THE MALL IN COLUMBIA	COLUMBIA	MD	33401	(410) 730-8971	***	***	***	10300 LITTLE PATUXENT PKWY	COLUMBIA	MD	21044
9102	BANK OF AMERICA	170 MAIN ST	EAST HAVEN	CT	06512	(800) 841-4000	***	***	***	96 FRONTAGE RD	EAST HAVEN	CT	06512
9105	BANK OF AMERICA	900 BALD HILL ROAD	WARWICK	RI	02886	(401) 821-7588	***	***	***	800 BALD HILL RD	W WARWICK	RI	02893
9106	BANK OF AMERICA	2747 DUKE STREET	ALEXANDRIA	VA	22314	(703) 838-5920	***	***	***	6222 LITTLE RIVER TPKE	ALEXANDRIA	VA	22312
9112	BANK OF AMERICA	71 FAUNCE CORNER RD	NORTH DARTMOUTH	MA	02747	(800) 841-4000	***	***	***	21 FAUNCE CORNER RD	NORTH DARTMOUTH	MA	02747
9114	CHASE (JPMORGAN)	7400 SOUTH PENNSYLVANIA	OKLAHOMA CITY	OK	73159	(405) 231-6000	***	***	***	2209 SW 74 ST SUITE 318	OKLAHOMA CITY	OK	73159
9117	BANK OF AMERICA	310 DANIEL WEBSTER HIGHWAY	NASHUA	NH	03060	(800) 841-4000	***	***	***	440 MIDDLESEX RD	TYNGSBORO	MA	01879
9119	CHASE (JPMORGAN)	4730 WEST 79th STREET	CHICAGO	IL	60652	(773) 585-7700	***	***	***	8735 S CICERO AVE	HOMETOWN	IL	60456
9120	CHASE (JPMORGAN)	215 ROUTE 83	ELMHURST	IL	60126	(630) 834-7329	***	***	***	17 WEST 180 22ND STREET	OAKBROOK TERRACE	IL	60181
9123	BANK OF AMERICA	2030 COLISEUM DRIVE SUIT A	HAMPTON	VA	23666	(757) 896-3300	***	***	***	1044 W MERCURY BLVD	HAMPTON	VA	23666
9124	BANK OF AMERICA	600 SILAS DEANE HIGHWAY	WETHERSFIELD	CT	06109	(800) 841-4000	***	***	***	1138 SILAS DEANE HWY	WETHERSFIELD	CT	06109
9127	CHASE (JPMORGAN)	1225 SOUTH PARK DRIVE	GREENWOOD	IN	46143	(317) 321-4004	***	***	***	884 N US 31 GREENWOOD SHOPPES	GREENWOOD	IN	46142
9131	BANK OF AMERICA	1188 NIAGARA FALLS BLVD	TONAWANDA	NY	14150	(716) 833-3330	***	***	***	1228-1230 NIAGARA FALLS BLVD	TONAWANDA	NY	14150
9133	BANK OF AMERICA	7207 EAST INDEPENDENCE BLVD	CHARLOTTE	NC	28227	(704) 386-5865	***	***	***	5030 E INDEPENDENCE BLVD	CHARLOTTE	NC	28212
9137	BANK OF AMERICA	330 BUSH RIVER ROAD	COLUMBIA	SC	29210	(803) 765-4730	***	***	***	125 OUTLET POINT BLVD	COLUMBIA	SC	29210
9139	BANK OF AMERICA	7420 RIVERS AVENUE	NORTH CHARLESTON	SC	29406	(843) 720-4945	***	***	***	7800 RIVERS AVE SUITE 1440	CHARLESTON	SC	29406
9142	BANK OF AMERICA	1774 WASHINGTON STREET	HANOVER	MA	02339	(800) 841-4000	***	***	***	1410 WASHINGTON ST HANOVER SC	HANOVER	MA	02339
9144	BANK OF AMERICA	225 MEMORIAL AVENUE	WEST SPRINGFIELD	MA	01089	(413) 746-3263	***	***	***	223-227 MEMORIAL AVE	W SPRINGFIELD	MA	01089
9147	BANK OF AMERICA	245 WEST DAVIS STREET	BURLINGTON	NC	27216	(336) 222-3500	***	***	***	2397 CORPORATION PKWY	BURLINGTON	NC	27215
9149	BANK OF AMERICA	133 WOLF RD	ALBANY	NY	12205	(800) 841-4000	***	***	***	110 WOLF RD	ALBANY	NY	12205
9152	BANK OF AMERICA	2501 NORTH OAK STREET	MYRTLE BEACH	SC	29577	(843) 946-2100	***	***	***	TANGER OUTLET CENTER ON HIGHWAY 501, 4630 FACTORY STORES BLVD, SUITE A-105	MYRTLE BEACH	SC	29579
9155	CHASE (JPMORGAN)	6303 N PORTLAND	OKLAHOMA CITY	OK	73112	(405) 440-8575	***	***	***	3617 NORTHWEST EXWY	OKLAHOMA CITY	OK	73112
9157	BANK OF AMERICA	756 TWO MILE PARKWAY	GOODLETESVILLE	TN	37072	(615) 859-4158	***	***	***	1596 GALLATIN PIKE N	MADISON	TN	37115
9159	BANK OF AMERICA	2850 PRINCE WILLIAM PARKWAY	WOODBRIDGE	VA	22191	(703) 497-0801	***	***	***	SMOKETOWN STATION, 13289 WORTH AVE.	WOODBRIDGE	VA	22192

Exhibit 7.1

DDA’s

STORE NO.	BANK NAME	BANK ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #	ACH ROUTING #	DEP. ROUTING #	STORE ADDRESS	CITY	ST	ZIP
9160	BANK OF AMERICA	858 WASHINGTON ST	DEDHAM	MA	02026	(800) 841-4000	***	***	***	735 PROVIDENCE HWY	DEDHAM	MA	02026
9161	BANK OF AMERICA	ONE POST OFFICE SQUARE	LYNNFIELD	MA	01940	(800) 841-4000	***	***	***	87 BROADWAY	SAUGUS	MA	01906
9166	BANK OF AMERICA	1263 MILITARY RD	NIAGARA FALLS	NY	14304	(716) 283-8783	***	***	***	1852 MILITARY RD	NIAGARA FALLS	NY	14304
9168	BANK OF AMERICA	738 LONG HILL RD (RT 1)	GROTON	CT	06340	(800) 841-4000	***	***	***	984 POQUONNOCK RD	GROTON	CT	06340
9171	CHASE (JPMORGAN)	2325 SOUTHLAKE MALL	MERRILLVILLE	IN	46410	(219) 738-4254	***	***	***	2217A E 80TH AVE	MERRILLVILLE	IN	46410
9172	BANK OF AMERICA	7220 SAND LAKE RD	ORLANDO	FL	32819	(407) 351-4220	***	***	***	5728 INTERNATIONAL DR	ORLANDO	FL	32819
9174	BANK OF AMERICA	3333 WEST HENRIETTA RD	ROCHESTER	NY	14623	(585) 475-1687	***	***	***	3333 W HENRIETTA RD SUITE 22	ROCHESTER	NY	14623
9175	BANK OF AMERICA	1349 BOSTON POST ROAD	MILFORD	CT	06460	(203) 876-3383	***	***	***	1501 BOSTON POST RD	MILFORD	CT	06460
9176	BANK OF AMERICA	2105 PINECROFT ROAD	GREENSBORO	NC	27407	(336) 805-3745	***	***	***	3806-A HIGH POINT RD	GREENSBORO	NC	27407
9177	CHASE (JPMORGAN)	3501 LAFAYETTE RD	INDIANAPOLIS	IN	46254	(317) 321-7156	***	***	***	4664 W. 38TH ST.	INDIANAPOLIS	IN	46254
9178	BANK OF AMERICA	880 NORTH MILITARY HIGHWAY	NORFOLK	VA	23502	(757) 466-5150	***	***	***	6109 E. VIGINIA BEACH BLVD.	NORFOLK	VA	23502
9180	CHASE (JPMORGAN)	36 E MIDLAND AVE	PARAMUS	NJ	07652	(201) 634-1047	***	***	***	450 N STATE RT 17	PARAMUS	NJ	07652
9181	BANK OF AMERICA	702 NORTH ROLLING ROAD	BALTIMORE	MD	21228	(410) 744-2166	***	***	***	6217 BALTIMORE NATIONAL PIKE	BALTIMORE	MD	21228
9185	BANK OF AMERICA	684 FELLSWAY	MEDFORD	MA	02155	(800) 841-4000	***	***	***	686 FELLSWAY	MEDFORD	MA	02155
9186	BANK OF AMERICA	2500 ROUTE 22 CTR	UNION	NJ	07083	(908) 622-9324	***	***	***	2456 US HWY 22	UNION	NJ	07083
9187	US BANK	2690 SNELLING AVENUE NORTH	ROSEVILLE	MN	55113	(631) 636-8300	***	***	***	1671 COUNTY RD C	ROSEVILLE	MN	55113
9188	BANK OF AMERICA	1801 RICHMOND ROAD	WILLIAMSBURG	VA	23185	(757) 259-5481	***	***	***	CENTER OF LIGHTFOOT, VA 23090	LIGHTFOOT	VA	23090
9190	CHASE (JPMORGAN)	7606 WEST MORGAN AVENUE	MILWAUKEE	WI	53220	(414) 546-7485	***	***	***	4751 S 76TH ST KOPP SHOP CTR	GREENFIELD	WI	53220
9191	BANK OF AMERICA	99 ROCKINGHAM PARK BOULEVARD	SALEM	NH	03079	(800) 841-4000	***	***	***	346 S BROADWAY	SALEM	NH	03079
9193	BANK OF AMERICA	994 MIDDLE COUNTRY RD	SELDEN	NY	11784	(800) 841-4000	***	***	***	2049 MIDDLE COUNTRY RD	CENTEREACH	NY	11720
9194	CHASE (JPMORGAN)	2255 NORTH CALHOUN ROAD	BROOKFIELD	WI	53005	(262) 821-4321	***	***	***	17500-A WEST BLUEMOND RD	BROOKFIELD	WI	53005
9196	US BANK	1760 BEAM AVENUE	MAPLEWOOD	MN	55109	(651) 747-2000	***	***	***	1845 COUNTY RD D	MAPLEWOOD	MN	55109
9197	BANK OF AMERICA	75 MIDDLESEX TURNPKE	BURLINGTON	MA	01803	(800) 841-4000	***	***	***	34 CAMBRIDGE ST	BURLINGTON	MA	01803
9199	BANK OF AMERICA	1290 HOOPER AVENUE	TOMS RIVER	NJ	08753	(732) 240-3300	***	***	***	BEY LEA PLZ 1232 HOOPER AVE	TOM’S RIVER	NJ	08753
9200	CHASE (JPMORGAN)	3225 WEST ADDISON ST	CHICAGO	IL	60618	(773) 604-7770	***	***	***	2949 W ADDISON ST ADDISON MALL	CHICAGO	IL	60618
9201	US BANK	8000 LYNDALE AVENUE SOUTH	BLOOMINGTON	MN	55420	(952) 887-6045	***	***	***	6601 NICOLLET AVE.	RICHFIELD	MN	55423
9202	FIRST BANKING	7500 GREENBAY ROAD	KENOSHA	WI	53142	(262) 697-7505	***	***	***	7700 120TH AVE UNIT 404	KENOSHA	WI	53142
9204	PROVIDENT BANK	44 WEST ROUTE 59	NANUET	NY	10954	(845) 627-6180	***	***	***	ROCKLAND PLAZA 38 ROCKLAND PLAZA	NANUET	NY	10954
9205	CHASE (JPMORGAN)	2101 SOUTH BEND AVENUE	SOUTH BEND	IN	46637	(574) 283-4150	***	***	***	INDIAN RIDGE SC 5776 GRAPE RD	MISHAWAKA	IN	46545
9206	CHASE (JPMORGAN)	7750 NORTH WAYNE ROAD	WESTLAND	MI	48185	(734) 425-8605	***	***	***	35592 W WARREN RD	WESTLAND	MI	48185
9207	CHASE (JPMORGAN)	2368 CENTRAL PARK AVE	YONKERS	NY	10710	(914) 337-0878	***	***	***	2369 CENTRal Park Ave	YONKERS	NY	10710
9208	CHASE (JPMORGAN)	5485 EAST HURON RIVER DRIVE	YPSILANTI	MI	48197	(734) 995-8094	***	***	***	3576 WASHTENAW AVE	ANN ARBOR	MI	48104
9210	CHASE (JPMORGAN)	2310 WEST 95th STREET	CHICAGO	IL	60643	(708) 445-1770	***	***	***	2637 WEST 95TH ST., EVERGREEN COMMONS	EVERGREEN PARK	IL	60805
9211	WASHINGTON MUTUAL	5230 FLATBUSH AVENUE & AVENUE U	BROOKLYN	NY	11234	(718) 692-5850	***	***	***	2435 FLATBUSH AVE	BROOKLYN	NY	11234
9213	BANK OF AMERICA	195 BRISTOL OXFORD VALLEY ROAD	LANGHORNE	PA	19047	(800) 841-4000	***	***	***	2500 E LINCOLN HWY	LANGHORNE	PA	19047
9214	CHASE (JPMORGAN)	260 JOHN R	TROY	MI	48083	(248) 524-6224	***	***	***	100 W 12 MILE RD SPACE K	MADISON HEIGHTS	MI	48071
9217	CHASE (JPMORGAN)	833 SOUTH HIGH STREET	COLUMBUS	OH	43206	(614) 248-2480	***	***	***	SANCUS RETAIL CENTER, 1154 POLARIS PKW	COLUMBUS	OH	43240
9220	CHASE (JPMORGAN)	4763 GREAT NORTHERN BLVD	NORTH OLMSTED	OH	44070	(440) 777-4888	***	***	***	25180 LORAIN RD	N OLMSTED	OH	44070
9221	BANK OF AMERICA	2669 MURFREESBORO ROAD	NASHVILLE	TN	37217	(615) 291-2945	***	***	***	5295 HICKORY HOLLOW PKWY #1015	ANTIOCH	TN	37013
9223	BANK OF AMERICA	141 SOUTH ROCK RD	WICHITA	KS	67207	(316) 261-4557	***	***	***	8303 KELLOGG ST SUITE 444	WICHITA	KS	67207
9224	CHASE (JPMORGAN)	4144 BAY RD	SAGINAW	MI	48603	(989) 771-2440	***	***	***	4434 BAY RD	SAGINAW	MI	48603
9225	BANK OF AMERICA	6711 RITCHIE HIGHWAY	GLEN BURNIE	MD	21061-2395	(410) 766-3500	***	***	***	6710 GOVERNOR RITCHIE HWY	GLEN BURNIE	MD	21061
9227	CHASE (JPMORGAN)	17800 FORT STREET	RIVERVIEW	MI	48192	(734) 284-0365	***	***	***	18700 EUREKA RD SPACE 1,2,3	SOUTHGATE	MI	48195
9229	US BANK	100 NORTH 56TH STREET	LINCOLN	NE	68504	(402) 467-8002	***	***	***	101 S 48TH SUITE 4	LINCOLN	NE	68510
9232	CHASE (JPMORGAN)	4600 DRESSLER ROAD	CANTON	OH	44718	(330) 492-4431	***	***	***	5106-5108 WHIPPLE NW	CANTON	OH	44718
9235	CHASE (JPMORGAN)	SOUTH FLINT PLAZA 4841 FENTON RD	FLINT	MI	48507	(810) 234-3557	***	***	***	G4365 MILLER RD	FLINT	MI	48507
9236	UNITED SAVINGS BANK	301 BALTIMORE PIKE & WEST AVE	SPRINFFIELD	PA	19064-3809	(610) 544-9090	***	***	***	220 BALTIMORE PIKE	SPRINGFIELD	PA	19064
9237	CHASE (JPMORGAN)	2475 SOUTH HAMILTON ROAD	COLUMBUS	OH	43232	(614) 248-2490	***	***	***	2577 S HAMILTON RD	COLUMBUS	OH	43232

Exhibit 7.1

DDA’s

STORE NO.	BANK NAME	BANK ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #	ACH ROUTING #	DEP. ROUTING #	STORE ADDRESS	CITY	ST	ZIP
9241	CHEVY CHASE BANK	7515 GREENBELT ROAD	GREENBELT	MD	20770	(301) 614-2401	***	***	***	7565 GREENBELT RD SPACE 205	GREENBELT	MD	20770
9242	BANK OF AMERICA	183 QUAKER RD	QUEENSBURY	NY	12804	(800) 841-4000	***	***	***	1492 STATE ROUTE 9	LAKE GEORGE	NY	12845
9247	US BANK	1493 ROBERT STREET SOUTH	WEST ST PAUL	MN	55118	(651) 552-0420	***	***	***	1733 S ROBERTS ST	W ST PAUL	MN	55118
9250	BANK OF AMERICA	910 TALON DRIVE	O’FALLON	IL	62269	(618) 632-5500	***	***	***	319 LINCOLN HWY	FAIRVIEW HEIGHTS	IL	62208
9251	CITIZENS NATIOANL BANK	PO BOX 4610 PIGEON FORGE OFFICE	SEVIERVILLE	TN	37864-4610	(865) 429-7585	***	***	***	2655 TEASTER LANE	PIGEON FORGE	TN	37863
9252	US BANK	72ND AND DODGE	OMAHA	NE	68114	(402) 399-3733	***	***	***	7604 DODGE ST	OMAHA	NE	68114
9254	CHASE (JPMORGAN)	120 NORTH SCOTT	JOLIET	IL	60432	(815) 727-2601	***	***	***	1359 N LARKIN ST	JOLIET	IL	60435
9256	BANK OF AMERICA	3371 US HWY 1	LAWRENCEVILLE	NJ	08648	(800) 432-1000	***	***	***	3256 BRUNSWICK PIKE	LAWRENCEVILLE	NJ	08648
9257	CHASE (JPMORGAN)	5435 NORTHFIELD ROAD	BEDFORD HEIGHTS	OH	44146	(216) 475-5300	***	***	***	4755 NORTHFIELD RD	N RANDALL	OH	44128
9258	HUNTINGTON BANK	4105 TALMADGE ROAD	TOLEDO	OH	43623	(419) 254-7052	***	***	***	5212 MONROE ST SUITE B	TOLEDO	OH	43623
9260	NORTHWEST SAVINGS BANK	8 MILLCREEK SQUARE	ERIE	PA	16509	(814) 866-3900	***	***	***	7 MILLCREEK SQ	ERIE	PA	16565
9267	CHASE (JPMORGAN)	9991 E WASHINGTON STREET	INDIANAPOLIS	IN	46229	317-266-6737	***	***	***	10027 E WASHINGTON ST	INDIANAPOLIS	IN	46229
9270	CHASE (JPMORGAN)	2404 EAST OAKLAND AVENUE	BLOOMINGTON	IL	61701	(309) 433-9151	***	***	***	1407 N VETERANS PKWY	BLOOMINGTON	IL	61704
9271	CHASE (JPMORGAN)	202 FOREST BLVD	PARK FOREST	IL	60466	(708) 747-2400	***	***	***	4744 W LINCOLN PKWY	MATTESON	IL	60443
9272	TD BANK	30 STATE ROAD	KITTERY	ME	03904	207 - 439-2066	***	***	***	8 DEXTER LN	KITTERY	ME	03904
9273	CHASE (JPMORGAN)	1935 BRETON ROAD SOUTHEAST	GRAND RAPIDS	MI	49506	(616) 771-7025	***	***	***	3931 28TH ST SE	GRAND RAPIDS	MI	49512
9274	CHASE (JPMORGAN)	1 EAST OLD STATE CAPITOL PLAZA	SPRINGFIELD	IL	62701	(217) 525-9600	***	***	***	2450 WABASH SPACE 101	SPRINGFIELD	IL	62704
9278	BANK OF AMERICA	10700 MIDLOTHIAN TURNPIKE	RICHMOND	VA	23235	(804) 378-8675	***	***	***	11003 MIDLOTHIAN TPKE	RICHMOND	VA	23225
9280	FIRST NAT’L BANK OF PA	5004 MCKNIGHT RD	PITTSBURG	PA	15237	(412) 369-0990	***	***	***	7515 MCKNIGHT ROAD	PITTSBURGH	PA	15237
9283	CHASE (JPMORGAN)	5400 MAYFIELD ROAD	LYNDHURST	OH	44124	(440) 442-7800	***	***	***	5419 MAYFIELD RD	LYNDHURST	OH	44124
9286	BANK OF AMERICA	1699 WHITNEY AVE	HAMDEN	CT	06517	(800) 841-4000	***	***	***	1869 DIXWELL AVE	HAMDEN	CT	06514
9291	BANK OF AMERICA	502 SOUTH COLLEGE ROAD	WILMINGTON	NC	28403	(910) 251-5244	***	***	***	351 S COLLEGE RD SPACE D-19	WILMINGTON	NC	28403
9292	BANK OF AMERICA	1469 ROUTE 9	WAPPINGERS FALLS	NY	12590	(800) 841-4000	***	***	***	1955 SOUTH RD	POUGHKEEPSIE	NY	12601
9298	PNC BANK	505 NORTH DUPONT HIGHWAY	DOVER	DE	19901	(888) 762-2265	***	***	***	1037 N DUPONT HWY	DOVER	DE	19901
9299	US BANK	231 COUNTY ROAD 10 NE	BLAINE	MN	55434	(763) 785-3015	***	***	***	N CT COMMONS SP 13 670 HWY 10	BLAINE	MN	55434
9302	BANK OF AMERICA	1123 SOUTH UNIVERSITY	LITTLE ROCK	AR	72205	(501) 664-3613	***	***	***	1216 S UNIVERSITY AVE	LITTLE ROCK	AR	72204
9304	CHASE (JPMORGAN)	2109 WEST CENTRE	PORTAGE	MI	49002	(269) 323-0381	***	***	***	6749 S WESTNEDGE AVE	PORTAGE	MI	49081
9306	M & T BANK	811 KIDDER STREET	WILKES-BARRE	PA	18702	(570) 824-5915	***	***	***	TRIANGLE PLZ 677H KIDDER ST	WILKES BARRE	PA	18702
9309	BANK OF AMERICA	3400 WESTOWN PARKWAY	WEST DES MOINES	IA	50266	(515) 224-0615	***	***	***	8801 UNIVERSITY AVE	CLIVE	IA	50325
9311	PNC BANK	32 MIRACLE MILE SHOPPING CENTER	MONROEVILLE	PA	15146	(412) 373-2476	***	***	***	3832 WILLIAM PENN HWY	MONROEVILLE	PA	15146
9312	BANK OF AMERICA	67 OLD NEWTOWN RD	DANBURY	CT	06810	(800) 841-4000	***	***	***	100 NEWTOWN RD	DANBURY	CT	06810
9316	M & T BANK	2421 OLD PHILADELPHIA PIKE	LANCASTER	PA	17602	(717) 293-5505	***	***	***	35 S WILLOWDALE DR BOX 807	LANCASTER	PA	17602
9319	US BANK	5501 WEST 41ST	SIOUX FALLS	SD	57106	(605) 323-3580	***	***	***	3500 W 41ST ST	SIOUX FALLS	SD	57106
9322	BANK OF AMERICA	19 RIDGEDALE AVE	EAST HANOVER	NJ	07936	(800) 841-4000	***	***	***	368 STATE ROUTE 10	EAST HANOVER	NJ	07936
9323	FIRST CITIZENS BANK	241 EAST MARKET ST, PO BOX 1377	SMITHFIELD	NC	27577-1377	(919) 989-3274	***	***	***	2400 INDUSTRIAL PK DR SP 450	SMITHFIELD	NC	27577
9324	US BANK	3802 13TH AVENUE SOUTH	FARGO	ND	58103	(701) 281-0975	***	***	***	4340 13TH AVE SW	FARGO	ND	58103
9327	CHASE (JPMORGAN)	30730 GROESBECK HIGHWAY	ROSEVILLE	MI	48066	(586) 775-7800	***	***	***	30160 GRATIOT AVE	ROSEVILLE	MI	48066
9330	WACHOVIA BANK	143 OLD COUNTRY RD	CARLE PLACE	NY	11514	(516) 577-8317	***	***	***	152 GLEN COVE RD	CARLE PLACE	NY	11514
9331	BANK OF AMERICA	4495 LEMAY FERRY ROAD	ST LOUIS	MO	63129	(314) 284-3800	***	***	***	7328 S LINDBERGH BLVD	ST LOUIS	MO	63125
9333	BANK OF AMERICA	4189 SOUTH SERVICE ROAD	ST PETERS	MO	63376	(636) 939-1236	***	***	***	4083 VETERAN’S MEMORIAL PARKWAY	ST PETERS	MO	63376
9334	CHASE (JPMORGAN)	3115 RIDGE ROAD	LANSING	IL	60438	(708) 474-6161	***	***	***	16819 TORRENCE AVE	LANSING	IL	60438
9336	BANK OF AMERICA	425 PHILBROOK AVE	SOUTH PORTLAND	ME	04106	(800) 841-4000	***	***	***	220 MAINE MALL RD	S PORTLAND	ME	04106
9339	BANK OF AMERICA	47 WEST MAIN ST	PATCHOGUE	NY	11772	(800) 841-4000	***	***	***	49956 N SERVICE RD	PATCHOGUE	NY	11772
9340	BANK OF AMERICA	7520 MARLBORO PIKE	FORESTVILLE	MD	20747	(301) 817-7760	***	***	***	5736 SILVER HILL RD	DISTRICT HEIGHTS	MD	20747
9343	PNC BANK	2101 PARK MANOR BLVD	PITTSBURGH	PA	15205	(412) 787-5757	***	***	***	6528 STEUBENVILLE PIKE, ROBINSON COURT	PITTSBURGH	PA	15205
9347	BANK OF AMERICA	6701 SOUTH MEMORIAL DRIVE	TULSA	OK	74133	(918) 591-6865	***	***	***	8228 E 61ST ST SUITE 101	TULSA	OK	74133
9348	M & T BANK	WEIS PLAZA 1802 ROOSEVELT AVE	YORK	PA	17408	(800) 724-2440	***	***	***	MAPLE VLG II 970 LOUCKS RD	YORK	PA	17404
9349	FIFTH THIRD BANK	1250 NORTH GREEN RIVER RD	EVANSVILLE	IN	47715	(812) 474-2741	***	***	***	1530 N GREEN RIVER RD BLDG A	EVANSVILLE	IN	47715

Exhibit 7.1

DDA’s

STORE NO.	BANK NAME	BANK ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #	ACH ROUTING #	DEP. ROUTING #	STORE ADDRESS	CITY	ST	ZIP
9351	FIRST TENNESSEE	5526 BRAINERD RD	CHATTANOOGA	TN	37411	(423) 954-2520	***	***	***	BRAINARD PK 5799 BRAINARD RD	CHATTANOOGA	TN	37411
9356	CHASE (JPMORGAN)	8515 FONDREN	HOUSTON	TX	77074	(713) 751-6100	***	***	***	6898 SOUTHWEST FREEWAY	HOUSTON	TX	77074
9360	CHASE (JPMORGAN)	4530 WEST SAGINAW	LANSING	MI	48917	(517) 323-7045	***	***	***	5849 W SAGINAW HWY DELTA CTR	LANSING	MI	48917
9361	CHASE (JPMORGAN)	1414 WEST OAK STREET	ZIONSVILLE	IN	46077	(317) 266-7316	***	***	***	501 COLISEUM BLVD E	FT WAYNE	IN	46805
9363	CHASE (JPMORGAN)	8515 5TH AVE	BROOKLYN	NY	11209	(718) 439-5648	***	***	***	527 86TH ST BAYRIDGE	BROOKLYN	NY	11209
9365	CHASE (JPMORGAN)	19732 ST HWY 249	HOUSTON	TX	77070	(281) 469-1687	***	***	***	THE COMMONS AT WILLOWBROOK, 7592 FM 1960 WEST	HOUSTON	TX	77070
9366	CHASE (JPMORGAN)	7000 GRAPEVINE HIGHWAY	FORT WORTH	TX	76180	(817) 884-4000	***	***	***	N EAST SC 8704A AIRPORT FREEWY	HURST	TX	76053
9367	BANK OF AMERICA	5310 SUNRISE HIGHWAY	MASSAPEQUA	NY	11762	(800) 841-4000	***	***	***	5060A SUNRISE HWY	MASSAPEQUA	NY	11762
9368	CHASE (JPMORGAN)	2161 STRINGTOWN RD	GROVE CITY	OH	43123	(614) 248-2270	***	***	***	PKWY CNTR E. BUCKEYE PARKWAY	GROVE CITY	OH	43123
9370	CHASE (JPMORGAN)	1730 S HARLEM	N RIVERSIDE	IL	60546	(708) 488-9537	***	***	***	7365 25TH ST N RIVERSIDE PLZ	N RIVERSIDE	IL	60546
9371	BANK OF AMERICA	1355 N. DELSEA DRIVE	DEPTFORD	NJ	08096	(800) 841-4000	***	***	***	CENTER OF DEPTFORD, NJ 08096	DEPTFORD	NJ	08096
9374	CHASE (JPMORGAN)	BAY PLAZA, 2130 BARTOW AVE	BRONX	NY	10475	(718) 862-9480	***	***	***	BAY PLAZA , 2094 BARTOW AVE	BRONX	NY	10475
9375	CHASE (JPMORGAN)	633 NORTHLAND BLVD	CINCINNATI	OH	45240	(513) 595-6410	***	***	***	CASINELLI SQ 129 E KEMPTER RD	SPRINGDALE	OH	45246
9376	CHASE (JPMORGAN)	45 EAST FOURTH STREET	CINCINNATI	OH	45202	(513) 784-0770	***	***	***	KENWOOD CTR 7324 KENWOOD RD	CINCINNATI	OH	45236
9377	CHASE (JPMORGAN)	101 MONUMENT CIRCLE	INDIANAPOLIS	IN	46204	(317) 321-7020	***	***	***	6024 E 82ND ST CASTLETON SHOPS	INDIANAPOLIS	IN	46250
9378	US BANK	MIDTOWN WI OFFICE 5526 W CAPITOL DRIVE	MILWAUKEE	WI	53216	(414) 873-8510	***	***	***	MIDTOWN CENTER 4176 NORTH 56TH STREET	MILWAUKEE	WI	53209
9379	BANK OF AMERICA	188 BOSTON TURNPIKE ROAD	SHREWSBURY	MA	01545	(800) 841-4000	***	***	***	80 80A BOSTON TPKE	SHREWSBURY	MA	01545
9380	BANK OF AMERICA	3375 LEONARDTOWN ROAD	WALDORF	MD	20602	(301) 645-8887	***	***	***	3376 CRAIN HIGHWAY	WALDORF	MD	20601
9381	CHASE (JPMORGAN)	533 LYNDON LANE	LOUISVILLE	KY	40222	(502) 566-2291	***	***	***	7635 SHELBYVILLE RD	LOUISVILLE	KY	40222
9383	BANK OF AMERICA	1000 COTTMAN AVE	PHILADELPHIA	PA	19111	(800) 841-4000	***	***	***	2375 COTTMAN AVE	PHILADELPHIA	PA	19149
9384	CHASE (JPMORGAN)	7990 WASHINGTON VILLAGE DRIVE	DAYTON	OH	45459	(937) 443-6290	***	***	***	7924 SPRINGBORO PIKE	MIAMISBURG	OH	45342
9387	CHASE (JPMORGAN)	30 NORTH MAIN STREET	POLAND	OH	44514	(330) 757-0852	***	***	***	926 BOARDMAN-POLAND RD	BOARDMAN	OH	44512
9388	SOVEREIGN BANK	2655 RICHMOND AVE	STATEN ISLAND	NY	10314	(718) 370-3623	***	***	***	2295 RICHMOND AVE SPACE 63	STATEN ISLAND	NY	10314
9390	CHASE (JPMORGAN)	303 SOUTH MAIN	DUNCANVILLE	TX	75116	(972) 780-4207	***	***	***	3209 CAMP WISDOM RD	DALLAS	TX	75237
9391	CITIZENS BANK	2084 NAMANS ROAD	WILMINGTON	DE	19808	(302) 421-2358	***	***	***	3924 KIRKWOOD HWY RTE 2	WILMINGTON	DE	19808
9393	CHASE (JPMORGAN)	600 SOUTH TYLER STREET, SUITE 100	AMARILLO	TX	79101	(806) 378-3100	***	***	***	WOFLIN SQ 2221 I-40 W	AMARILLO	TX	79109
9395	CHASE (JPMORGAN)	7979 PLAZA BLVD	MENTOR	OH	44060	(440) 352-5530	***	***	***	7619 MENTOR AVE	MENTOR	OH	44060
9396	BANK OF AMERICA	236 WEST DEKALB PIKE	KING OF PRUSSIA	PA	19406	(800) 841-4000	***	***	***	445 W DEKALB PIKE	KING OF PRUSSIA	PA	19406
9398	BANK OF AMERICA	12400 NORTH FREEWAY	HOUSTON	TX	77060	(281) 874-6166	***	***	***	GREENSPOINTE SQ 153 GREENS RD	HOUSTON	TX	77060
9400	BANK OF AMERICA	700 PLAZA DRIVE	SECAUCUS	NJ	07094	(800) 841-4000	***	***	***	3 MILL CREEK DR	SECAUCUS	NJ	07094
9401	HSBC BANK USA	200 OAKDALE MALL	JOHNSON CITY	NY	13790	800-975-4722	***	***	***	223 REYNOLDS RD OAKDALE MALL 3A	JOHNSON CITY	NY	13790
9402	CHASE (JPMORGAN)	2921 PAT BOOKER, STE 100	UNIVERSAL CITY	TX	78148	(210) 566-5750	***	***	***	8251 AGORA PARKWAY, SUITE 101	SELMA	TX	78154
9403	CHASE (JPMORGAN)	19747 US HWY 59	HUMBLE	TX	77338	(281) 540-6822	***	***	***	19723 EASTEX FREEWAY HWY 59	HUMBLE	TX	77338
9404	BANK OF AMERICA	5144 82ND STREET	LUBBOCK	TX	79424	(806) 798-4900	***	***	***	4408 50TH ST	LUBBOCK	TX	79414
9405	BANK OF AMERICA	9375 KINGSTON PIKE	KNOXVILLE	TN	37922	(865) 541-6130	***	***	***	7834 KINGSTON PIKE	KNOXVILLE	TN	37919
9406	CHASE (JPMORGAN)	124 SOUTHWEST ADAMS STREET	PEORIA	IL	61604	(309) 672-6123	***	***	***	3526-3528 N UNIVERSITY AVE	PEORIA	IL	61604
9407	BANK OF AMERICA	9505 PINEVILLE-MATTHEWS ROAD	PINEVILLE	NC	28134	(704) 386-3980	***	***	***	10610 D CENTRUM PKWY	PINEVILLE	NC	28134
9408	BANK OF AMERICA	14001 METROTECH DRIVE	CHANTILLY	VA	22021	(703) 502-3360	***	***	***	13061 LEE JACKSON MEMORIAL HWY	FAIRFAX	VA	22033
9409	US BANK	900 WEST COUNT ROAD 42	BURNSVILLE	MN	55337	(952) 435-3235	***	***	***	820 W COUNTY RD 42	BURNSVILLE	MN	55337
9411	BANK OF AMERICA	50 MONUMENT RD	BALA CYNWYD	PA	19004	(800) 841-4000	***	***	***	4510 CITY AVE	PHILADELPHIA	PA	19131
9412	BANK OF AMERICA	41 BEACON STREET	FRAMINGHAM	MA	01701	(800) 841-4000	***	***	***	1400 WORCESTER RD	NATICK	MA	01760
9413	BANK OF AMERICA	601 N.W. LOOP 410	SAN ANTONIO	TX	78216	(210) 525-5440	***	***	***	7334 SAN PEDRO BLVD	SAN ANTONIO	TX	78216
9414	BANK OF AMERICA	6605 UPTOWN BLVD NE	ALBUQUERQUE	NM	87110	(505) 282-3030	***	***	***	6601 MENAUL BLVD NE	ALBUQUERQUE	NM	87110
9415	BANK OF AMERICA	241-42 S. CONDUIT BLVD	ROSEDALE	NY	11422	(800) 841-4000	***	***	***	320 W SUNRISE HWY	VALLEY STREAM	NY	11581
9416	CHASE (JPMORGAN)	2100 LINDEN BOULEVARD	BROOKLYN	NY	11207	(718) 346-0087	***	***	***	1110 PENNSYLVANIA AVE STORE 18	BROOKLYN	NY	11207
9417	BANK OF AMERICA	3802 S. ALAMEDA	CORPUS CHIRSTI	TX	78404	(361) 851-6600	***	***	***	5118-C S STAPLES ST	CORPUS CHRISTI	TX	78411
9419	BANK OF AMERICA	7676 MCPHERSON ROAD	LAREDO	TX	78041	(956) 728-6830	***	***	***	5504 SAN BERNADO AVE STE 100	LAREDO	TX	78041
9420	BANK OF AMERICA	7703 EASTPOINT MALL	BALTIMORE	MD	21224	(410) 285-4780	***	***	***	7839 EASTPOINT MALL	E BALTIMORE	MD	21224

Exhibit 7.1

DDA’s

STORE NO.	BANK NAME	BANK ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #	ACH ROUTING #	DEP. ROUTING #	STORE ADDRESS	CITY	ST	ZIP
9421	CHASE (JPMORGAN)	4600 SOUTH HULEN STREET	FT WORTH	TX	76132	(817) 884-4000	***	***	***	4613 S HULEN ST SUITE C	FT WORTH	TX	76132
9422	CHASE (JPMORGAN)	5400 LBJ FREEWAY, STE 150	DALLAS	TX	75240	(972) 934-7501	***	***	***	13398 PRESTON RD	DALLAS	TX	75240
9424	WACHOVIA BANK	53 COLONIAL PARK MALL PA 6665	HARRISBURG	PA	17109	(717) 657-4065	***	***	***	4425 JONESTOWN RD RTE 22	HARRISBURG	PA	17109
9428	CHASE (JPMORGAN)	4401 WEST WISCONSIN AVE	APPLETON	WI	54915	(920) 738-9000	***	***	***	SHOPS AT FOX RIVER 708 N CASALOMA DR STE 10 UNIT3	GRAND CHUTE (APPLETON)	WI	54915
9429	BANK OF AMERICA	1212 HAWKINS BLVD	EL PASO	TX	79925	(915) 590-4921	***	***	***	1111 HAWKINS BLVD	EL PASO	TX	79925
9430	CHASE (JPMORGAN)	WHITE PLAINS COUNTY CTR 45 AQUEDUCT RD	WHITE PLAINS	NY	10606	(914) 428-1701	***	***	***	350 TARRYTOWN RD RTE 119	GREENBURGH	NY	10607
9431	COMPASS BANK	2811 EASTERN BLVD	MONTGOMERY	AL	36116	(334) 409-7206	***	***	***	3984 EASTERN BLVD SUITE B	MONTGOMERY	AL	36116
9432	BANK OF AMERICA	29 BLANDING BLVD	ORANGE PARK	FL	32073	(904) 269-1770	***	***	***	66 BLANDING BLVD	ORANGE PARK	FL	32073
9433	BANK OF AMERICA	9550 REGENCY SQUARE BLVD	JACKSONVILLE	FL	32225	(904) 724-4445	***	***	***	9402 ARLINGTON EXWY	JACKSONVILLE	FL	32225
9434	BANK OF AMERICA	1199 NE 163rd STREET	NORTH MIAMI	FL	33162	(305) 947-0691	***	***	***	1749 NE 163RD ST	N MIAMI BEACH	FL	33162
9435	BANK OF AMERICA	5330 HIGHWAY 78	STONE MOUNTAIN	GA	30087	(770) 498-5250	***	***	***	5370 US HWY 78 SUITE 5	STONE MOUNTAIN	GA	30087
9436	BANK OF AMERICA	2850 NO FEDERAL HWY	LIGHTHOUSE POINT	FL	33064	(954) 784-2974	***	***	***	1800 N FEDERAL HWY STE 100	POMPANO BEACH	FL	33062
9440	BANK OF AMERICA	821 NORTH STILES STREET	LINDEN	NJ	07036	(800) 841-4000	***	***	***	1601 W EDGAR RD	LINDEN	NJ	07036
9442	CHITTENDEN BANK	99 DORSET STREET	S BURLINGTON	VT	05403	(802) 658-1444	***	***	***	861 WILLISTON RD STAPLES PLZ	S BURLINGTON	VT	05403
9444	M & T BANK	640 SCRANTON CARBONDALE HWY	SCRANTON	PA	18508	(570) 342-3047	***	***	***	CENTER OF SCRANTON, PA 18508	SCRANTON	PA	18508
9445	BANK OF AMERICA	265 MONTAUK HIGHWAY	ISLIP	NY	11751	(800) 841-4000	***	***	***	1757 SUNRISE HWY	BAY SHORE	NY	11706
9447	BANK OF AMERICA	7811 MAPLE AVENUE	PENNSAUKEN	NJ	08109	(800) 841-4000	***	***	***	216 HADDONFIELD RD	CHERRY HILL	NJ	08002
9449	BANK OF AMERICA	8501 SUDLEY RD	MANASSAS	VA	20109	(703) 331-3030	***	***	***	8372 SUDLEY RD	MANASSAS	VA	22109
9451	CHASE (JPMORGAN)	323 SOUTH BARRINGTON ROAD	SCHAUMBURG	IL	60193	(847) 895-3803	***	***	***	SCHAUMBURG PROMENADE 1985 EAST GOLF ROAD	SCHAUMBURG	IL	60173
9454	BANK OF AMERICA	1459 MACARTHUR RD	WHITEHALL	PA	18052	(800) 841-4000	***	***	***	2367 MACARTHUR RD	WHITEHALL	PA	18052
9456	BANK OF AMERICA	600 DICK RD	DEPEW	NY	14043	(800) 841-4000	***	***	***	2130 WALDEN AVE	CHEEKTOWAGA	NY	14225
9457	US BANK	2400 MAPLE GROVE ROAD	DULUTH	MN	55811	(218) 723-2938	***	***	***	913 W CENTRAL ENTRANCE	DULUTH	MN	55811
9458	BANK OF AMERICA	15 COMMERCE BLVD	SUCCASUNNA	NJ	07876	(800) 841-4000	***	***	***	288 STATE ROUTE 10 W	SUCCASUNNA	NJ	07876
9460	BANK OF AMERICA	7101 WEST BROAD STREET	RICHMOND	VA	23294	(804) 755-4500	***	***	***	7111 W BROAD ST	RICHMOND	VA	23294
9461	BANK OF AMERICA	25 MAIN STREET	SOUTH RIVER	NJ	08882	(800) 841-4000	***	***	***	326 STATE ROUTE 18	E BRUNSWICK	NJ	08816
9464	BANK OF AMERICA	1381 EAST RIDGE ROAD	ROCHESTER	NY	14621	(716) 467-7781	***	***	***	1381 E RIDGE RD	IRONDEQUOIT (ROCHESTER)	NY	14621
9465	CHASE (JPMORGAN)	1331 PARK AVENUE WEST	MANSFIELD	OH	44906	(419) 525-5715	***	***	***	695 N LEXINGTON SPRINGMILL RD	MANSFIELD	OH	44906
9466	CHASE (JPMORGAN)	2207 SAGAMORE PARKWAY SOUTH	LAFAYETTE	IN	47905	(765) 423-0140	***	***	***	2128 SAGAMORE PKWY S	LAFAYETTE	IN	47905
9468	CHASE (JPMORGAN)	935 PILGRIM WAY	GREEN BAY	WI	54304	(920) 497-6800	***	***	***	2300 S ONEIDA ST UNITED CTR	GREEN BAY (ASHWAUBEN)	WI	54304
9469	CHASE (JPMORGAN)	3209 COURTYARD DRIVE	MIDLAND	TX	79705	(432) 688-6353	***	***	***	4410 N MIDKIFF RD SUITE B-1	MIDLAND	TX	79705
9470	CHASE (JPMORGAN)	1481 SOUTH SEVENTH STREET	LOUISVILLE	KY	40208	(502) 566-2201	***	***	***	4814 OUTER LOOP BROWNSVL SQ SC	LOUISVILLE	KY	40219
9471	CHASE (JPMORGAN)	5233 JOHNSTON STREET	LAFAYETTE	LA	70503	(337) 236-7182	***	***	***	3501 AMBASSADOR CAFFREY	LAFAYETTE	LA	70503
9472	BANK OF AMERICA	745 LYNNHAVEN PARKWAY	VIRGINIA BEACH	VA	23452	(757) 498-6013	***	***	***	2704 N MALL DR SUITE 105-106	VIRGINIA BEACH	VA	23452
9473	US BANK	1415 N ACADEMY BLVD	COLORADO SPRINGS	CO	80909	(719) 597-9038	***	***	***	507 N ACADEMY BLVD CITADEL XG	COLORADO SPRINGS	CO	80909
9477	BANK OF AMERICA	900 WEST 49TH STREET	HIALEAH	FL	33012	(305) 364-8000	***	***	***	1001 W 49TH ST STE 1	HIALEAH	FL	33012
9478	CHASE (JPMORGAN)	8578 GOODWOOD BLVD	BATON ROUGE	LA	70806	(225) 332-4523	***	***	***	9490 AIRLINE HWY	BATON ROUGE	LA	70815
9482	BANK OF AMERICA	2105 WEST BRANDON BLVD	BRANDON	FL	33511	(813) 653-2235	***	***	***	103 BRANDON TOWN CENTER BLVD	BRANDON	FL	33511
9484	CHASE (JPMORGAN)	303 SOUTH MATTIS AVENUE	CHAMPAIGN	IL	61821	(217) 351-1600	***	***	***	1006 W ANTHONY DR SUITES A & B	CHAMPAIGN	IL	61820
9486	CHASE (JPMORGAN)	221 WEST SIXTH STREET	AUSTIN	TX	78701	(512) 479-1581	***	***	***	9705 RESEARCH BLVD HWY 183	AUSTIN	TX	78759
9487	CHASE (JPMORGAN)	105 SOUTH ST. MARY’S	SAN ANTONIO	TX	78205	(210) 271-8200	***	***	***	5755 NORTHWEST LOOP 410 #103	SAN ANTONIO	TX	78238
9488	BANK OF AMERICA	4330 U S 98 NORTH	LAKELAND	FL	33809-3821	(863) 816-1610	***	***	***	4304 HWY 98 N VILLAGE PLZ	N LAKELAND	FL	33809
9489	CHASE (JPMORGAN)	55 SOUTH MAIN STREET, STE 175	NAPERVILLE	IL	60540	(630) 305-6115	***	***	***	618 S RTE 59 NAPER W PLZ #112	NAPERVILLE	IL	60540
9490	BANK OF AMERICA	6304 NORTH POINT PARKWAY	ALPHARETTA	GA	30022	(710) 442-2476	***	***	***	7681 N POINT PKWY SUITE 500	ALPHARETTA	GA	30202
9491	BANK OF AMERICA	9101 S DIXIE HWY	MIAMI	FL	33156	(305) 663-5107	***	***	***	9875 S DIXIE HWY	MIAMI	FL	33156
9494	BANK OF AMERICA	460 E ALTAMONTE DRIVE	ALTAMONTE SPRINGS	FL	32701	(321) 207-2400	***	***	***	355 E ALTAMONTE DR SUITE 1000	ALTAMONTE SPRINGS	FL	32701
9500	CHASE (JPMORGAN)	1201 WEST MAIN STREET	LEWISVILLE	TX	75067	(214) 290-2000	***	***	***	565 E HWY 3040 SUITE 201	LEWISVILLE	TX	75067
9501	BANK OF AMERICA	2940 S. GLENSTONE	SPRINGFIELD	MO	65804	(417) 227-6251	***	***	***	1418 E BATTLEFIELD RD	SPRINGFIELD	MO	65804
9502	NATIONAL CITY BANK	12010 CHURCH STREET LOCATOR R-H23-XX	BIRCH RUN	MI	48415	(989) 797-9277	***	***	***	12150 SOUTH BEYER ROAD, SPACE F050	BIRCH RUN	MI	48415

Exhibit 7.1

DDA’s

STORE NO.	BANK NAME	BANK ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #	ACH ROUTING #	DEP. ROUTING #	STORE ADDRESS	CITY	ST	ZIP
9503	VALLEY NATIONAL BANK	22 BLOOMFIELD AVENUE	BELLEVILLE	NJ	07109	(973) 759-1015	***	***	***	135 BLOOMFIELD AVE	BLOOMFIELD	NJ	07003
9504	CHASE (JPMORGAN)	4097 NICHOLS PARK DRIVE, SUITE 100	LEXINGTON	KY	40503	(859) 273-1016	***	***	***	3270 NICHOLASVILLE RD	LEXINGTON	KY	40503
9505	BANK OF AMERICA	6033 GLENNWOOD AVENUE	RALEIGH	NC	27612	(919) 716-2237	***	***	***	6010 GLENWOOD AVE US 70 W	RALEIGH	NC	27612
9506	FIRST COMMONWEALTH BANK	P.O. BOX 503	HOLLIDAYBURG	PA	16648	(814) 944-4644	***	***	***	RT 200 & PLANK RD PARK HIL PLZ	ALTOONA	PA	16602
9507	CHASE (JPMORGAN)	3508 W GENESEE STREET	SYRACUSE	NY	13219	(315) 488-9255	***	***	***	3514 W GENESEE ST	SYRACUSE	NY	13219
9508	CHASE (JPMORGAN)	3401 WEST FOX RIDGE LANE	MUNCIE	IN	47304	(765) 747-4615	***	***	***	3301 N EVERBROOK LANE	MUNCIE	IN	47304
9509	BANK OF AMERICA	2120 WEST STREET	ANNAPOLIS	MD	21401-3058	(410) 224-3625	***	***	***	2091 WEST ST SUITE B	ANNAPOLIS	MD	21401
9510	BANK OF AMERICA	3542 SATELLITE BLVD.	DULUTH	GA	30136	(770) 497-3100	***	***	***	1950 PLEASANT HILL RD SUITE B	DULUTH	GA	30096
9513	BANK OF AMERICA	825 DULVANEY VALLEY BLVD	TOWSON	MD	21286	(410) 277-7471	***	***	***	815 GOUCHER BLVD	BALTIMORE	MD	21286
9516	BANK OF AMERICA	1511 MATTHEW DRIVE	FORT MYERS	FL	33907	(239) 939-1011	***	***	***	4455 CLEVELAND AVE	FT MYERS	FL	33901
9518	CHASE (JPMORGAN)	8921 QUEENS BOULEVARD	ELMHURST	NY	11373	(718) 803-5340	***	***	***	8955 QUEENS BLVD	ELMHURST	NY	11373
9521	BANK OF AMERICA	3507 WHEELER RD	AUGUSTA	GA	30909	(706) 737-4923	***	***	***	3435 WRIGHTSBORO RD SUITE 1206	AUGUSTA	GA	30909
9522	BANK OF AMERICA	7802 ABERCORN STREET	SAVANNAH	GA	31406	(912) 353-3960	***	***	***	OGLETHORPE PLAZA, 7929 ABERCORN STREET, SUITE 640-650	SAVANNAH	GA	31406
9523	BANK OF AMERICA	1827 N MILITARY TRAIL	WEST PALM BEACH	FL	33409-4715	(561) 697-3603	***	***	***	1990 N MILITARY TRAIL	W PALM BEACH	FL	33409
9524	BANK OF AMERICA	3120 SW 34 th AVE	OCALA	FL	34474-4433	(352) 861-1015	***	***	***	3558 SW COLLEGE RD, SUITE 200	OCALA	FL	34474
9526	COMPASS BANK	1789 MONTGOMERY HIGHWAY	BIRMINGHAM	AL	35244	(205) 297-3510	***	***	***	1707 MONTGOMERY HWY	HOOVER	AL	35244
9527	CHASE (JPMORGAN)	22 EAST MIFFLIN STREET	MADISON	WI	53703	(608) 282-6020	***	***	***	698 S WHITNEY WAY STERLING CTR	MADISON	WI	53711
9528	BANK OF AMERICA	41 VETERANS MEMORIAL HIGHWAY	COMMACK	NY	11725	(800) 841-4000	***	***	***	4199 JERICHO TPKE	E NORTHPORT	NY	11731
9529	BANK OF AMERICA	510 VETERANS BOULEVARD	BRANSON	MO	65616	(417) 336-6363	***	***	***	4370 GRETNA RD SUITE 2170	BRANSON	MO	65616
9530	BANK OF AMERICA	498 SOUTH PLEASANTBURG DRIVE	GREENVILLE	SC	29607	(864) 271-5740	***	***	***	2410 LAURENS RD	GREENVILLE	SC	29607
9533	BANK OF AMERICA	3303 SOUTH TAMIAMI TRAIL	SARASOTA	FL	34239	(941) 954-7800	***	***	***	4130 S TAMIAMI TRAIL	SARASOTA	FL	34231
9534	BANK OF AMERICA	10 WEST HIGH STREET	BRIDGEWATER	NJ	08807	(908) 722-0601	***	***	***	936 RTE 22 E	SOMERVILLE	NJ	08876
9540	AMALGAMATED BANK NY	301 THIRD AVENUE	NEW YORK	NY	10010	(212) 679-5305	***	***	***	291 THIRD AVE	NEW YORK	NY	10010
9541	BANK OF AMERICA	10050 PINES BLVD	PEMBROKE PINES	FL	33024	(954) 435-4114	***	***	***	11090 PINES BOULEVARD	PEMBROKE PINES	FL	33026
9542	BANK OF AMERICA	100 EAST ELM STREET	HILLSBORO	TX	76645	(254) 580-2300	***	***	***	104 NE I-35 SUITE 128	HILLSBORO	TX	76645
9545	CHASE (JPMORGAN)	100 INDEPENDENCE PLACE	TYLER	TX	75703	(903) 561-5000	***	***	***	4217 S BROADWAY AVE	TYLER	TX	75701
9551	BANK OF AMERICA	3661 W OAKLAND PARK BLVD	LAUDERDALE LAKES	FL	33311-1145	(954) 714-9079	***	***	***	3196 N STATE RD 7 REEF PLZ	LAUDERDALE LAKES	FL	33319
9553	BANK OF AMERICA	2900 WEST DAVID ROAD	CONROE	TX	77303	(936) 539-0299	***	***	***	1111 LEAGUE LINE RD. SUITE 121	CONROE	TX	77303
9554	BANK OF AMERICA	1070 WEST PATRICK ST.	FREDERICK	MD	21703	(301) 698-6080	***	***	***	1170 W PATRICK ST SUITES G & H	FREDERICK	MD	21702
9557	FIRST NAT’L BANK	2204 LEBANON CHURCH ROAD	WEST MIFFLIN	PA	15122	(412) 655-0900	***	***	***	2033 LEBANON CHURCH RD SUITE C	W MIFFLIN	PA	15122
9558	BRANCH BK/TR (BB&T)	120 EAST HIGHWAY 53 SE	CALHOUN	GA	30701	(706) 602-4003	***	***	***	455 BELWOOD RD SE SUITE 60	CALHOUN	GA	30701
9564	US BANK	3410 SOUTH 143RD PLAZA	OMAHA	NE	68144	(402) 330-1407	***	***	***	13003 W CENTER RD SUITE 28	OMAHA	NE	68144
9566	COMPASS BANK	5275 MCWHINNEY	LOVELAND	CO	80538	(970) 622-8080	***	***	***	5732 MCWHINNEY BLVD SPACE E-40	LOVELAND	CO	80538
9567	BANK OF AMERICA	1025 INTERNATIONAL SPEEDWAY BLVD	DAYTONA BEACH	FL	32114	(386) 947-3798	***	***	***	2110 W INTERNATL SPEEDWAY BLVD	DAYTONA BEACH	FL	32114
9568	BANK OF AMERICA	162 COLLEGE STREET	ASHEVILLE	NC	28801	(828) 251-8269	***	***	***	64 TUNNEL RD	ASHEVILLE	NC	28805
9571	SECUTITY NATIONAL BANK	2 SOUTH MAIN STREET	JEFFERSONVILLE	OH	43218	740-426-6384	***	***	***	8115 FACTORY SHOPS BLVD.	JEFFERSONVILLE	OH	43128
9573	BANK OF AMERICA	354 1/2 WEST MIDDLE TURNPIKE	MANCHESTER	CT	06040	(800) 841-4000	***	***	***	1470 PLEASANT VALLEY RD	MANCHESTER	CT	06040
9576	MAIN SOURCE BANK	3880 W PRESIDENTIAL WAY PO Box 38	EDINBURGH	IN	46124	(812) 526-0551	***	***	***	11747 N EXECUTIVE DR SPACE B80	EDINBURGH	IN	46124
9577	BANK OF AMERICA	317 SE GREENVILLE BLVD.	GREENVILLE	NC	27858	(252) 551-6218	***	***	***	3040 S EVANS ST SUITE 103	GREENVILLE	NC	27834
9581	WACHOVIA BANK	4012 UNIVERSITY DRIVE	HUNTSVILLE	AL	35816	(256) 551-5180	***	***	***	4710-B UNIVERSITY DRIVE	HUNTSVILLE	AL	35816
9582	BANK OF AMERICA	45985 - 180 REGAL PLAZA	STERLING	VA	20165	(703) 421-7533	***	***	***	46220 POTOMAC RUN PLAZA	STERLING	VA	20164
9583	BANK OF AMERICA	140 ROUTE 73 NORTH	WEST BERLIN	NJ	08091	(856) 767-5800	***	***	***	199 NORTH ROUTE 73, SUITE A	WEST BERLIN	NJ	08091
9584	BANK OF AMERICA	3057 AKERS MILL ROAD	ATLANTA	GA	30339	(770) 953-5640	***	***	***	2778 COBB PARKWAY	ATLANTA	GA	30339
9585	CHASE (JPMORGAN)	2410 W. GRAND RIVER	HOWELL	MI	48843	(517) 548-3827	***	***	***	1475 N BURKHART RD, SUITE D180	HOWELL	MI	48843
9587	CHASE (JPMORGAN)	105 FILLMORE STREET	DENVER	CO	80206	(303) 322-4799	***	***	***	320 SOUTH COLORADO BLVD	GLENDALE	CO	80246
9588	FIVE STAR BANK	1940 US ROUTE 20	WATERLOO	NY	13165	(315) 539-1000	***	***	***	655 RTE 318 SUITE A005	WATERLOO	NY	13165
9589	BANK OF AMERICA	5002 WILLIAMSON ROAD NW	ROANOKE	VA	24012	(540) 561-0943	***	***	***	1919 VALLEY VIEW BLVD NORTHWEST	ROANOKE	VA	24012
9591	BANK OF AMERICA	101 E. MORELAND RD	WILLOW GROVE	PA	19090	(800) 841-4000	***	***	***	311 W MORELAND RD	WILLOW GROVE	PA	19090

Exhibit 7.1

DDA’s

STORE NO.	BANK NAME	BANK ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #	ACH ROUTING #	DEP. ROUTING #	STORE ADDRESS	CITY	ST	ZIP
9592	CHASE (JPMORGAN)	924 BROADWAY AVENUE	BOWLING GREEN	KY	42101	(270) 781-9476	***	***	***	2522 SCOTTSVILLE RD	BOWLING GREEN	KY	42104
9595	TRUSTMARK BANK	248 EAST CAPITOL STREET PO BOX 291	JACKSON	MS	39205-0291	(601) 961-6071	***	***	***	1039 E COUNTRY LINE RD SUITE A	JACKSON	MS	39211
9596	US BANK	8575 VALLEY CREEK ROAD	WOODBURY	MN	55125	(651) 264-0200	***	***	***	8362 TAMARACK VILLAGE	WOODBURY	MN	55125
9598	WACHOVIA BANK	8055 20TH STREET FL6584	VERO BEACH	FL	32966	(561) 778-6081	***	***	***	1757 94TH DR SUITE D180	VERO BEACH	FL	32966
9601	BANK OF AMERICA	1505 PUTT PUTT PLACE	CHARLOTTESVILLE	VA	22901	(434) 974-4940	***	***	***	632 ALBEMARLE SQUARE	CHARLOTTESVILLE	VA	22901
9604	CHASE (JPMORGAN)	6040 159TH STREET	OAK FOREST	IL	60452	(708) 535-5440	***	***	***	9396 WEST 159TH STREET	ORLAND PARK	IL	60462
9605	TD BANK	10 SHERWOOD DRIVE	TILTON	NH	03276	(603) 286-2401	***	***	***	TANGER OUTLET CENTER, 120 LACONIA ROAD	TILTON	NH	03276
9610	CHASE (JPMORGAN)	EAST STATE	ROCKFORD	IL	61125-1086	(815) 398-6500	***	***	***	6376 EAST STATE STREET	ROCKFORD	IL	61108
9612	CHASE (JPMORGAN)	1200 MCKINNEY, STE 433	HOUSTON	TX	77010	(713) 751-6100	***	***	***	2346 SOUTH HIGHWAY 6	HOUSTON	TX	77077
9613	CHASE (JPMORGAN)	9379 NORTH SHERIDAN BLVD	WESTMINSTER	CO	80030	(303) 244-5060	***	***	***	8725 SHERIDAN BLVD UNIT B	WESTMINSTER	CO	80030
9615	FROST NATIONAL BANK	221 WONDER WORLD DRIVE	SAN MARCOS	TX	78666	(512) 393-5647	***	***	***	TANGER OUTLETS 4015 INTERSTATE HWY 35 STE 214	SAN MARCOS	TX	78666
9616	COMMUNITY BANK & TRUST	800 STEVEN B TANGER BLVD	COMMERCE	GA	30529	(706) 336-3202	***	***	***	800 STEVEN B TANGER BLVD S/310	COMMERCE	GA	30529
9617	BANK OF AMERICA	1200 MT. ZION ROAD	MORROW	GA	30260-2314	(770) 968-2000	***	***	***	6715 SUITE H JONESBORO H	MORROW	GA	30260
9618	BANK OF AMERICA	115 ROUTE 50	MAYS LANDING	NJ	08330	(800) 841-4000	***	***	***	Center of Mays Landing, NJ 08330	Mays Landing	NJ	08330
9620	BANK OF AMERICA	7100 SW ARCHER ROAD	GAINESVILLE	FL	32608	(352) 264-2929	***	***	***	3600 S.W. ARCHER ROAD UNIT A-1	GAINESVILLE	FL	32608
9621	CHASE (JPMORGAN)	6800 WESTGATE BLVD. STE 111	AUSTIN	TX	78745	(512) 479-5400	***	***	***	5601 BRODIE LANE	SUNSET VALLEY	TX	78745
9622	BANK OF AMERICA	6727 NORTH DAVIS HIGHWAY	PENSACOLA	FL	32504	(850) 478-3504	***	***	***	7000 N DAVIS HIGHWAY UNIT A	PENSACOLA	FL	32504
9623	BANK OF AMERICA	5325 SW 21st STREET	TOPEKA	KS	66604	(785) 295-3546	***	***	***	1930 S W WANAMAKER RD SUITE E	TOPEKA	KS	66614
9624	BANK OF AMERICA	1481 CARL D SILVER PARKWAY	FREDERICKSBURG	VA	22401	(540) 548-2827	***	***	***	3200 PLANK ROAD	FREDERICKSBURG	VA	22407
9625	CHASE (JPMORGAN)	1441 WEST BAY AREA BLVD	WEBSTER	TX	77546	(281) 557-7941	***	***	***	1041 WEST BAY AREA BLVD	WEBSTER	TX	77598
9627	PREMIER BANK	100 GRELL LANE	JOHNSON CREEK	WI	53038	(920) 699-6900	***	***	***	132 WEST LINMAR LANE, SUITE D25	JOHNSON CREEK	WI	53038
9629	PREMIER BANK	11055 61ST STREET NORTH EAST	ALBERTVILLE	MN	55301	(763) 497-8224	***	***	***	6415 LABEAUX AVENUE SUITE B-65	ALBERTVILLE	MN	55301
9630	WACHOVIA BANK	700 SOUTH MACKENZIE STREET	FOLEY	AL	36535	(251) 972-8823	***	***	***	2601 SOUTH MCKENZIE ST. SUITE 476	FOLEY	AL	36535
9631	BANK OF AMERICA	150 PARKER ST	VACAVILLE	CA	95688	(707) 449-4433	***	***	***	131 NUT TREE ROAD, SUITE K	VACAVILLE	CA	95687
9632	Bank of ST. Augustine	900 STATE ROAD 16	ST. AUGUSTINE	FL	32084	(904) 209-0078	***	***	***	2700 STATE RD 16 SUITE 815	ST. AUGUSTINE	FL	32092
9633	US BANK	408 COURT STREET	WILLIAMSBURG	IA	52361	(319) 668-9100	***	***	***	112-A TANGER DR.	WILLIAMSBURG	IA	52361
9635	PNC BANK	1275 YORK ROAD	GETTYSBURG	PA	17325	(717) 337-9333	***	***	***	1863 GETTYSBURG VILLAGE DRIVE, SUITE 250	GETTYSBURG	PA	17325
9636	CITIZENS BANK OF PA	ROUTE 611 AND 715	TANNERSVILLE	PA	18372	(570) 629-1631	***	***	***	1000 ROUTE 611, UNIT A19	TANNERSVILLE	PA	18372
9640	BANK OF AMERICA	403 E. BIDWELL STREET	FOLSOM	CA	95630	(916) 861-9900	***	***	***	13000 FOLSOM BLVD, SUITE 1440	FOLSOM	CA	95630
9642	M & T BANK	10721 FAIRWAY LANE	HAGERSTOWN	MD	21740	(301) 790-2326	***	***	***	495 PRIME OUTLETS BLVD.	HAGERSTOWN	MD	21740
9643	NATIONAL CITY BANK	201 SOUTH BROAD ST LOCATOR 46-11-071	GROVE CITY	PA	16127	(724) 458-9250	***	***	***	1911 LEESBURG GROVE CITY ROAD, SUITE 315	GROVE CITY	PA	16127
9644	CITIZENS BANK	1187 BOSTON POST ROAD	WESTBROOK	CT	06498	(860) 399-8511	***	***	***	314 FLAT ROCK PLACE, SUITE A135	WESTBROOK	CT	06498
9662	CHASE (JPMORGAN)	4660 EAST MAIN STREET	WHITEHALL	OH	43213	(614) 248-2600	***	***	***	5091 EAST MAIN STREET	COLUMBUS	OH	43212
9664	US BANK	4621 INLAND EMPIRE ROAD	ONTARIO	CA	91764	(909) 980-1485	***	***	***	4320 EAST MILLS CIRCLE UNIT H	ONTARIO	CA	91764
9665	FIRST BANK OF THE LAKE	4558 HIGHWAY 54, SUITE 100	OSAGE BEACH	MO	65065	(573) 348-2265	***	***	***	FACTORY OUTLET VILLAGE OSAGE BEACH, 4540 HWY 54, SUITE N4	OSAGE BEACH	MO	65065
9668	WILMINGTON TRUST	4369 HIGHWAY ONE	REHOBOTH	DE	19971	(302) 856-4491	***	***	***	REHOBOTH OUTLETS, 1230 OCEAN OUTLETS, HWY 1	REHOBOTH BEACH	DE	19971
9670	REGIONS BANK	9420 HIGHWAY 49 NORTH	GULFPORT	MS	39503	(228) 896-9519	***	***	***	10737 FACTORY SHOPS BOULEVARD	GULFPORT	MS	39503
9676	CHASE (JPMORGAN)	425 AIRLINE HIGHWAY	GONZALES	LA	70737	(225) 644-2575	***	***	***	TANGER OUTLE6T, 2400 TANGER BLVD. SUITE 152	GONZALES	LA	70737
9677	CHASE (JPMORGAN)	2039 AIRLINE DRIVE	BOSSIER CITY	LA	71111	(318) 226-2723	***	***	***	LOUISIANA BOARDWALK, 640 BOARDWALK BLVD.	BOSSIER CITY	LA	71111
9680	BANK OF AMERICA	303 E. TULARE AVENUE	TULARE	CA	93274	(559) 686-4900	***	***	***	1483 RETHFROD STREET	TULARE	CA	93274
9683	CHASE (JPMORGAN)	525 MARKETPLACE BOULEVARD	HAMILTON	NJ	8691	(609) 585-3584	***	***	***	JACKSON OUTLET CENTER, 537 MONMOUTH ROAD, SPACE 322	JACKSON	NJ	08527
9685	BANK OF AMERICA	941 SOUTH ATLANTIC BLVD	LOS ANGELES	CA	90022	(323) 415-8618	***	***	***	CITADEL OUTLETS, 100 CITADEL DRIVE, SUITE 660	COMMERCE	CA	90040
9686	CHASE (JPMORGAN)	4365 FRANKLIN STREET	MICHIGAN CITY	IN	46360	(219)-879-1122	***	***	***	1740 LIGHTHOUSE PLACE	MICHIGAN CITY	IN	46360
9687	BANK OF AMERICA	7825 MONTEREY STREET	GILROY	CA	95020	(800) 237-8052	***	***	***	GILROY PREMIUM OUTLETS, 8155 ARROYO Circl, Sp#A-108	GILROY	CA	95020
9689	CHASE BANK	819 S ALLEN HEIGHTS	ALLEN	TX	75002	(972) 747-3210	***	***	***	ALLEN PREMIUM OUTLETS 820 WEST STACY ROAD, SUITE 330	ALLEN	TX	75013
9690	BANK OF AMERICA	1755 LAKESIDE DR	BULLHEAD CITY	AZ	86442	(520) 758-3981	***	***	***	1955 SOUTH CASINO DRIVE, SUITE 270	LAUGHLIN	NV	89029
9691	LONE STAR NATIONAL BANK	RIO GRD V PREM OTL 5001 E. HIGHWAY83, SUITE 650C	MERCEDES	TX	78541	(956) 544-3805	***	***	***	RIO GRANDE VALLEY PREM OUTLET 5001 E. EXPRESSWAY 83, SUITE 230	MERCEDES	TX	78570
9692	BANK OF AMERICA	5900 CORE AVE	NORTH CHARLESTON	SC	29406	(843) 745-8328	***	***	***	4840 TANGER OUTLET BOULEVARD, SUITE 966	NORTH CHARLESTON	SC	29418

Exhibit 7.1

DDA’s

STORE NO.	BANK NAME	BANK ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #	ACH ROUTING #	DEP. ROUTING #	STORE ADDRESS	CITY	ST	ZIP
9693	CHASE BANK	1111 N. IH 35 At HIGHWAY 79	ROUND ROCK	TX	78664	(512) 479-5400	***	***	***	4401 N. IH 35, SUITE 869	ROUND ROCK	TX	78664
9694	CHASE BANK	7598 N MESA	EL PASO	TX	79912	(915) 585-5012	***	***	***	THE OUTLET SHOPPES AT EL PASO 7051 SOUTH DESERT BOULEVARD, SUITE C-333	EL PASO	TX	79932
9696	M & T BANK	2186 HIGH STREET	POTTSTOWN	PA	19464	(610) 970-5051	***	***	***	PHILADELPHIA PREMIUM OUTLETS 18 LIGHTCAP ROAD, SUITE 167	POTTSTOWN	PA	19464
9697	BANK OF AMERICA	17930 SPRING CYPRESS ROAD	CYPRESS	TX	77429	(281) 256-4000	***	***	***	HOUSTON PREMIUM OUTLETS 29300 HEMPSTEAD ROAD, SUITE #804	CYPRESS	TX	77433
9698	PNC BANK	319 Washington Rd	WASHINGTON	PA	15301	(724) 225-1400	***	***	***	2200 TANGER BOULEVARD, SUITE 725	WASHINGTON	PA	15301
9701	BANK OF AMERICA	5959 CANOGA AVENUE	WOODLAND HILLS	CA	91367	(818) 712-6007	***	***	***	6443 CANOGA AVE STAPLES PLZ	WOODLAND HILLS (CANOGA PARK)	CA	91367
9702	CHASE (JPMORGAN)	2950 WEST PEORIA	PHOENIX	AZ	85029	(602) 589-3888	***	***	***	2860 W PEORIA AVE	PHOENIX	AZ	85029
9703	BANK OF AMERICA	1603 HAWTHORNE BLVD	REDONDO BEACH	CA	90247	(310) 214-7306	***	***	***	16129 S HAWTHORNE BLVD SUITE F	LAWNDALE	CA	90260
9704	BANK OF AMERICA	391 SERRAMONTE CTR	DALY CITY	CA	94015	(650) 615-4700	***	***	***	350 GELLERT BLVD	DALY CITY	CA	94015
9705	BANK OF AMERICA	2905 STEVENS CREEK BLVD	SANTA CLARA	CA	95050	(408) 983-0588	***	***	***	319 S.WINCHESTER BLVD	SAN JOSE	CA	95128
9706	BANK OF AMERICA	901 NORTH MOUNTAIN AVENUE	ONTARIO	CA	91762	(909) 865-2424	***	***	***	358/366 S MOUNTAIN AVE	UPLAND	CA	91786
9708	BANK OF AMERICA	1053 WILLOW PASS RD	CONCORD	CA	94520-5896	(925) 671-1563	***	***	***	675 CONTRA COSTA BLVD	PLEASANT HILL	CA	94523
9709	BANK OF AMERICA	4120 SAN PABLO AVENUE	EMERYVILLE	CA	94608	(510) 273-5690	***	***	***	1199 40TH ST EAST BAY SHOP CTR	EMERYVILLE	CA	94608
9710	BANK OF AMERICA	3101 ARDEN WAY	SACRAMENTO	CA	95825	(916) 861-9429	***	***	***	1743 ARDEN WAY	SACRAMENTO	CA	95815
9711	BANK OF AMERICA	7496 DUBLIN BLVD	DUBLIN	CA	94568-2416	(925) 833-9588	***	***	***	8000 AMADOR VALLEY BLVD	DUBLIN	CA	94568
9712	BANK OF AMERICA	800 NORTHRIDGE CENTER	SALINAS	CA	93906	(831) 443-7125	***	***	***	776 NORTHRIDGE MALL	SALINAS	CA	93906
9713	BANK OF AMERICA	3401 DALE ROAD	MODESTO	CA	95356	(209) 549-8280	***	***	***	3200 SISK ROAD UNIT G	MODESTO	CA	95356
9714	BANK OF AMERICA	590 EAST SHAW AVENUE	FRESNO	CA	93710	(559) 445-7346	***	***	***	5048 N BLACKSTONE AVE #101	FRESNO	CA	93710
9715	BANK OF AMERICA	303 NORTH “D” STREET	SAN BERNARDINO	CA	92401	(909) 381-8400	***	***	***	798 INLAND CTR DR	SAN BERNARDINO	CA	92408
9716	CHASE (JPMORGAN)	5041 NORTH 16TH STREET	PHOENIX	AZ	85016	(602) 589-4340	***	***	***	3240 E CAMELBACK RD SUITE 100	PHOENIX	AZ	85018
9717	CHASE (JPMORGAN)	12240 NORTH TATUM BLVD	PHOENIX	AZ	85032	(602) 261-5230	***	***	***	12847-B N TATUM BLVD	PHOENIX	AZ	85032
9718	BANK OF AMERICA	10 SANTA ROSA AVENUE	SANTA ROSA	CA	95404	(707) 525-2303	***	***	***	1911 SANTA ROSA AVE	SANTA ROSA	CA	95407
9719	BANK OF AMERICA	3555 EAST FOOTHILL BLVD	PASADENA	CA	91107	(626) 304-3175	***	***	***	3867 FOOTHILL BLVD	PASADENA	CA	91107
9720	BANK OF AMERICA	641 MALL RING CIRCLE	HENDERSON	NV	89014	(702) 654-3100	***	***	***	1152 W SUNSET RD SUNSET PLZ	HENDERSON	NV	89014
9721	BANK OF AMERICA	3800 MING AVENUE	BAKERSFIELD	CA	93309	(661) 395-2117	***	***	***	3699 MING AVE MING PLAZA	BAKERSFIELD	CA	93309
9722	CHASE (JPMORGAN)	6257 EAST BROADWAY BLVD	TUCSON	AZ	85711	(877) 226-5663	***	***	***	5700 E BROADWAY	TUSCON	AZ	85711
9723	BANK OF AMERICA	3730 SOUTH BRISTOL STRET	SANTA ANA	CA	92704	(714) 973-8495	***	***	***	3638 S BRISTOL ST METRO TWN SQ	SANTA ANA	CA	92704
9724	BANK OF AMERICA	941 NORTH TUSTIN	ORANGE	CA	92867	(714) 778-7304	***	***	***	1302 N TUSTIN ST	ORANGE	CA	92667
9726	BANK OF AMERICA	4801 W. CHARLESTON BLVD	LAS VEGAS	NV	89193	(702) 654-4310	***	***	***	1705 S DECATUR BLVD	LAS VEGAS	NV	89102
9727	BANK OF AMERICA	503 W. BENHOLT DRIVE	STOCKTON	CA	95207	(209) 944-5277	***	***	***	5779 PACIFIC AVE SHERWOOD PLZ	STOCKTON	CA	95207
9728	BANK OF AMERICA	4002 TACOMA MALL BLVD	TACOMA	WA	98409	(800) 253-0784	***	***	***	2220 S 37TH ST METRO PLZ S-8	TACOMA	WA	98409
9729	BANK OF AMERICA	384 SAN ANTONIO RD	MOUNTAIN VIEW	CA	94040-1273	(650) 324-4433	***	***	***	4898 EL CAMINO REAL	LOS ALTOS	CA	94022
9730	BANK OF AMERICA	2400 148TH AVE. NORTHEAST	REDMOND	WA	98052	(206) 358-2410	***	***	***	14725 NE 20TH AVE STERNCO CTR	BELLEVUE	WA	98007
9731	BANK OF AMERICA	4795 SOUTH MARYLAND PARKWAY	LAS VEGAS	NV	89119	(702) 654-4120	***	***	***	3993 S MARYLAND PKWY SUITE 101	LAS VEGAS	NV	89119
9732	BANK OF AMERICA	401 N. HARBOR BLVD	FULLERTON	CA	92832-1939	(714) 533-4470	***	***	***	1620 S HARBOR BLVD SUITE A	FULLERTON	CA	92632
9733	BANK OF AMERICA	971 BLOSSOM HILL ROAD	SAN JOSE	CA	95123	(408) 277-7730	***	***	***	882 BLOSSOM HILL RD K-MART CTR	SAN JOSE	CA	95123
9734	BANK OF AMERICA	18 AUBURN WAY N	AUBURN	WA	98002-5490	(253) 833-5310	***	***	***	1101 SUPERMALL WAY, 1069	AUBURN	WA	98001
9735	BANK OF AMERICA	10101 SW WASHINGTON SQ RD	PORTLAND	OR	97223	(503) 620-5515	***	***	***	8705 SW HALL BLVD	BEAVERTON	OR	97008
9736	BANK OF AMERICA	150 SO. CALIFORNIA AVENUE	W. COVINA	CA	91790	(626) 854-8047	***	***	***	330 S VINCENT AVE	W COVINA	CA	91790
9737	BANK OF AMERICA	1200 FAIRMONT DRIVE	SAN LEANDRO	CA	94578	(510) 614-6150	***	***	***	15099 HESPERIAN BLVD SUITE E&F	SAN LEANDRO	CA	94578
9738	BANK OF AMERICA	11501 SANTA MONICA BLVD	LOS ANGELES	CA	90025	(310) 996-7811	***	***	***	1845 WESTWOOD BLVD	W LOS ANGELES	CA	90025
9739	BANK OF AMERICA		TUCSON	AZ	85705	(877) 226-5663	***	***	***	4055 N ORACLE RD SUITE 101	TUSCON	AZ	85705
9742	BANK OF AMERICA	30 E WELLESLEY AVE	SPOKANE	WA	99207	(509) 353-6066	***	***	***	6010 N DIVISION ST	SPOKANE	WA	99208
9743	BANK OF AMERICA	111 W 10th STREET	TRACY	CA	95376	(209) 836-0944	***	***	***	1005 PESCADARO AVE SUITE 179	TRACY	CA	95376
9744	BANK OF AMERICA	71-799 HIGHWAY 111	RANCHO MIRAGE	CA	92270	(760) 341-4781	***	***	***	72216 HWY 111 SUITES F5 & F6	PALM DESERT	CA	92260
9745	BANK OF AMERICA	2495 E. LAKESHORE DR	LAKE ELSINORE	CA	92530-4446	(909) 679-6818	***	***	***	17600 COLLIER AVE SUITE H184	LAKE ELSINORE	CA	92530
9746	BANK OF AMERICA	4705 SILVA	LAKEWOOD	CA	90712	(562) 663-0525	***	***	***	5195 LAKEWOOD BLVD	LAKEWOOD	CA	90712
9747	BANK OF AMERICA	1275 ROSECRANS DRIVE	SAN DIEGO	CA	92106	(619) 221-6613	***	***	***	2990 MIDWAY DR ROSECRANS CTR	SAN DIEGO	CA	92110

Exhibit 7.1

DDA’s

STORE NO.	BANK NAME	BANK ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #	ACH ROUTING #	DEP. ROUTING #	STORE ADDRESS	CITY	ST	ZIP
9748	BANK OF AMERICA	5541 SEPULVEDA BLVD	CULVER CITY	CA	90230	(310) 397-7781	***	***	***	5592 S SEPULVEDA BLVD	CULVER CITY	CA	90230
9752	BANK OF AMERICA	805 BROADWAY STREET	VANCOUVER	WA	98660	(360) 696-5651	***	***	***	1416 JANTZEN BEACH CENTER	PORTLAND	OR	97217
9753	BANK OF AMERICA	39300 FREMONT BLVD	FREMONT	CA	94538	(510) 795-4110	***	***	***	39121 FREMONT BLVD	FREMONT	CA	94538
9756	BANK OF AMERICA	12682 ARMAGOSA ROAD	SOUTH VICTORVILLE	CA	92392	(760) 843-6615	***	***	***	12544-B AMARGOSA ROAD	VICTORVILLE	CA	92392
9757	BANK OF AMERICA	1288 LANCASTER DR NE	SALEM	OR	97301	(503) 945-2194	***	***	***	1132 LANCASTER DRIVE NE	SALEM	OR	97301
9759	BANK OF AMERICA	7198 STOCKTON BLVD	SACRAMENTO	CA	95823	(916) 732-4276	***	***	***	6160 FLORIN ROAD SUITE B	SACRAMENTO	CA	95823
9760	CHASE (JPMORGAN)	2528 WEST SOTHERN AVENUE	TEMPE	AZ	85282	(480) 890-6256	***	***	***	5000 ARIZONA MILLS CIRCLE	TEMPE	AZ	85282
9761	BANK OF AMERICA	5905 S. VIRGINIA ST	RENO	NV	89502-6029	(775) 688-8900	***	***	***	5595 SOUTH VIRGINIA ST, SUITE A	RENO	NV	89502
9768	BANK OF AMERICA	24740 VALLEY STREET	NEWHALL	CA	91321-2640	(661) 253-4600	***	***	***	VALENCIA MARKET PL. 25640 THE OLD RD	VALENCIA	CA	91381
9769	BANK OF AMERICA	2597 GEORGE BUSBEE PKWY	KENNESAW	GA	30144	(770) 423-5177	***	***	***	440 BARRETT PKWY, SUITE 17	KENNESAW	GA	30144
9775	BANK OF AMERICA	2500 HIGHLAND	JONESBORO	AR	72401	(870) 933-4352	***	***	***	2108 SOUTH CARAWAY	JONESBORO	AR	72401
9777	BANK OF AMERICA	4041 LYNN COURT DRIVE	INDEPENDENCE	MO	64055	(816) 979-6119	***	***	***	19110 A EAST 39TH STREET	INDEPENDENCE	MO	64057
9778	BANK OF AMERICA	3410 WEST CHANDLER BLVD	CHANDLER	AZ	85226	(480) 224-2021	***	***	***	2560 W CHANDLER BLVD, SUITE 5	CHANDLER	AZ	85224
9780	CHASE (JPMORGAN)	4889 HOUSTON ROAD	FLORENCE	KY	41042	(859) 647-6300	***	***	***	VILLAGE AT THE MALL, 7634 MALL RD	FLORENCE	KY	41042
9782	BANK OF AMERICA	503 CROSS CREEK MALL	FAYETTEVILLE	NC	28303	(910) 864-2020	***	***	***	1916 SKIBO RD SUITE 341	FAYETTEVILLE	NC	28314
9783	BANK OF AMERICA	1391 SILAS CREEK ROAD PKWAY PLAZA	WINSTON SALEM	NC	27127	(336) 805-3468	***	***	***	3272 SILAS CREEK PKWAY UNIT 33/34	WINSTON-SALEM	NC	27127
9787	BANK OF AMERICA	11262 LOS ALAMITOS BLVD	LOS ALAMITOS	CA	90720	(562) 624-4425	***	***	***	7601 CARSON BLVD.	LONG BEACH	CA	90808
9788	BANK OF AMERICA	130 EMERALD SQUARE MALL	N. ATTLEBORO	MA	2760	(508) 643-1182	***	***	***	1400 S. WASHINGTON ST. UNIT 3	N. ATTLEBORO	MA	02760
9789	BANK OF AMERICA	1855 NORTH OXNARD BLVD	OXNARD	CA	93030	(805) 278-4511	***	***	***	301 WEST ESPLANADE DRIVE	OXNARD	CA	93030
9790	BANK OF AMERICA	1447 NEW BRITAIN AVE	WEST HARTFORD	CT	06110	(860) 523-6151	***	***	***	1457 NEW BRITAIN AVENUE	WEST HARTFORD	CT	06110
9791	BANK OF AMERICA	1729 WEST BROADWAY, SUITE 15	COLUMBIA	MO	65203	(573) 876-6353	***	***	***	2101 WEST BROADWAY SUITE EE	COLUMBIA	MO	65203
9792	US BANK	4004 NORTHWEST BLVD	DAVENPORT	IA	52806	(563) 388-9223	***	***	***	902 WEST KIMBERLY ROAD	DAVENPORT	IA	52806
9793	US BANK	4444 1ST AVENUE NE	CEDAR RAPIDS	IA	52402	(319) 393-9156	***	***	***	1392 TWIXT TOWN ROAD	MARION	IA	52302
9795	BANK OF AMERICA	23831 EL TORO	LAKE FOREST	CA	92630	(949) 951-4024	***	***	***	THE ORCHARD AT SADDLEBACK 23600 EL TORO ROAD, SUITE A	LAKE FOREST	CA	92630
9797	BANK OF AMERICA	10297 MAGNOLIA AVENUE	RIVERSIDE	CA	92504	(909) 781-3312	***	***	***	10113 HOLE AVENUE	RIVERSIDE	CA	92503
9798	BANK OF AMERICA	198 WEST MAIN STREET	EL CAJON	CA	92020	(619) 401-1930	***	***	***	700 N JOHNSON AVE SUITE A	EL CAJON	CA	92020
9799	CHASE (JPMORGAN)	505 D STREET	SOUTH CHARLESTON	WV	25303	(304) 744-1835	***	***	***	90 RHL BLVD	SOUTH CHARLESTON	WV	25309
9800	CHASE (JPMORGAN)	8283 SOUTH QUEBEC STREET	ENGLEWOOD	CO	80112	(303) 244-5310	***	***	***	9078 WESTVIEW RD., SUITE 100	LONE TREE	CO	80124
9801	BANK OF AMERICA	10900 SEMINOLE BLVD	LARGO	FL	33778	(727) 319-4913	***	***	***	10357 ULMERTON ROAD	LARGO	FL	33771
9802	BANK OF AMERICA	1101 WOODLAND ROAD	WYOMISSING	PA	19610	(800) 841-4000	***	***	***	2733 PAPERMILL RD	WYOMISSING	PA	19610
9804	BANK OF AMERICA	495 UNION STREET, SPACE 1000	WATERBURY	CT	06706	(800) 841-4000	***	***	***	945 WOLCOTT ST	WATERBURY	CT	06705
9805	CHASE (JPMORGAN)	3265 WEST MARKET STREET, SUITE 80	AKRON	OH	44333	(330) 972-1930	***	***	***	3737 W. MARKET ST. UNIT L	FAIRLAWN	OH	44333
9806	CHASE (JPMORGAN)	1400 WOODLOCH FOREST DRIVE	THE WOODLANDS	TX	77380	(713) 751-6100	***	***	***	19075 I-45 SOUTH, SUITE 400, PORTOFINO CENTER	SHENANDOAH	TX	77385
9807	CHASE (JPMORGAN)	4960 FAIRMONT PKWY	PASADENA	TX	77505	(713) 751-6100	***	***	***	5579 FAIRMONT PKWY	PASADENA	TX	77505
9808	CHASE (JPMORGAN)	1757 WEST FULLERTON	CHICAGO	IL	60614	(773) 880-1376	***	***	***	1730 W. FULLERTON AVENUE UNIT 22	CHICAGO	IL	60614
9809	CHEVY CHASE BANK	820 B. CAPITAL CENTRE BOULEVARD	LARGO	MD	20774	(301) 350-6429	***	***	***	BLVD AT CAPITAL CENTRE, 900 G CAPITAL CENTER BLVD, SUITE D103	LARGO	MD	20774
9810	CHASE (JPMORGAN)	575 SOUTH RANDALL ROAD	ST. CHARLES	IL	60134	(630) 377-0808	***	***	***	962 SOUTH RANDALL RD. UNIT B	ST. CHARLES	IL	60174
9811	BANK OF AMERICA	3321 NW FEDERAL HIGHWAY	JENSEN BEACH	FL	34994	(772) 692-7821	***	***	***	2800NW FEDERAL HIGHWAY	STUART	FL	34994
9813	BANK OF AMERICA	2330 WEST OREGON AVENUE	PHILADELPHIA	PA	19145	(800) 432-1000	***	***	***	QUARTERMASTER PLAZA, 2306 OREGON AVENUE, SPACE F-3	PHILADELPHIA	PA	19141
9814	BANK OF AMERICA	1188 GALLERIA BLVD	ROSEVILLE	CA	95678	916-781-4582	***	***	***	CREEKSIDE TOWN CENTER, 1208 GALLERIA BLVD, STE 150	ROSEVILLE	CA	95678
9816	BANK OF AMERICA	192 PATTERSON PLANK ROAD	CARLSTADT	NJ	07072	(800) 432-1000	***	***	***	89 ROUTE 17 SOUTH	EAST RUTHERFORD	NJ	07073
9817	BANK OF AMERICA	7805 GUNN HIGHWAY	TAMPA	FL	33626	(813) 792-0342	***	***	***	8015 CITRUS PARK DRIVE	TAMPA	FL	32828
9818	CHASE (JPMORGAN)	4200 DEMPSTER	SKOKIE	IL	60076	(847) 674-1323	***	***	***	9410-A SKOKIE BLVD	SKOKIE	IL	60077
9820	BANK OF AMERICA	8320 NORTH OAK TRAFFICWAY	KANSAS CITY	MO	64155	(816) 979-4922	***	***	***	8401 NORTH MERCIER STREET	KANSAS CITY	MO	64115
9821	BANK OF AMERICA	3220 188TH STREET, SW	LYNNWOOD	WA	98037	(425) 744-1132	***	***	***	19220 ALDERWOOD MALL PKWY, SUITE 130	LYNNWOOD	WA	98036
9822	BANK OF AMERICA	500 CHESTERFIELD CENTER DRIVE	CHESTERFIELD	MO	63017	(636) 536-3670	***	***	***	17227 CHESTERFIELD AIRPORT ROAD, SPACE 203	CHESTERFIELD	MO	63005
9823	BANK OF AMERICA	1704 NM HWY 528	ALBUQUERQUE	NM	87111	(505) 282-4102	***	***	***	10260 COORS BYPASS NW, SUITE B	ALBUQUERQUE	NM	87114
9826	BANK OF AMERICA	3010 ST HWY 35	HAZLET	NJ	07730	(800) 432-1000	***	***	***	2872 HIGHWAY 35 SOUTH	HAZLET	NJ	07730

Exhibit 7.1

DDA’s

STORE NO.	BANK NAME	BANK ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #	ACH ROUTING #	DEP. ROUTING #	STORE ADDRESS	CITY	ST	ZIP
9828	BANK OF AMERICA	27489 YNEZ ROAD	TEMECULA	CA	92591	(951) 676-4114	***	***	***	40620 WINCHESTER ROAD, SUITE A	TEMECULA	CA	92591
9829	CITIZENS BANK	1 NORTH MAIN STREET	GREENSBURG	PA	15601	724-832-5900	***	***	***	WESTMORELAND MALL, 998 EAST PITTSBURGH STREET, SUITE A	GREENSBURG	PA	15601
9831	BANK OF AMERICA	728 MASSABESIC STREET	MANCHESTER	NH	03103	(800) 432-1000	***	***	***	TJ MAXX PLAZA, 18 MARCH AVENUE	MANCHESTER	NH	03103
9832	CHASE (JPMORGAN)	320 NORTH NEW ROAD	WACO	TX	76710	(254) 776-9500	***	***	***	2448 WEST LOOP 340	WACO	TX	76711
9833	BANK OF AMERICA	201 EAST 11TH AVENUE	EUGENE	OR	97401	(541) 342-5810	***	***	***	1125-A VALLEY RIVER DRIVE	EUGENE	OR	97401
9834	BANK OF AMERICA	5038 WEST AVENUE NORTH	PALMDALE	CA	93551	(661) 943-8927	***	***	***	AMARGOSA COMMONS, 39445 TENTH STREET WEST, SUITE E	PALMDALE	CA	93551
9835	BANK OF AMERICA	749 MAIN STREET	HYANNIS	MA	02601	(800) 432-1000	***	***	***	CAPETOWN PLAZA, 790 LYANNOUGH ROAD, SUITE 22A	HYANNIS	MA	02601
9840	CHASE BANK	3783 VETERANS BLVD	METAIRIE	LA	70002	(504) 455-9728	***	***	***	3750 VETERANS MEMORIAL BLVD	METAIRIE	LA	70002
9841	BANK OF AMERICA	1601 EAST OAKLAND PARK BLVD	OAKLAND PARK	FL	33334	(954) 568-4392	***	***	***	2365 NE 26TH ST WALGREENS PLZ	FT. LAUDERDALE	FL	33305
9842	US BANK	10990 DOWNEY AVE	DOWNEY	CA	90241	(562) 923-9891	***	***	***	12136 LAKEWOOD BLVD	DOWNEY	CA	90242
9843	US BANK	151 ANDOVER PARK E	SEATTLE	WA	98188	(206) 431-2580	***	***	***	17401 SOUTH CENTER PARKWAY, SUITE 141	TUKWILA	WA	98188
9844	BANK OF AMERICA	700 ALAFAYA TRAIL	ORLANDO	FL	32828	(407) 381-3980	***	***	***	464 N. ALAFAYA TRAIL, SUITE 109	ORLANDO	FL	32828
9845	BANK OF AMERICA	433 BOSTON POST ROAD	PORT CHESTER	NY	10573	(914) 934-1076	***	***	***	501-503 BOSTON POST ROAD	PORT CHESTER	NY	10573
9846	CHASE (JPMORGAN)	12 LLOYDS LANE	MIDDLETOWN	NY	10940	(845) 342-3310	***	***	***	444 ROUTE 211 EAST, SUITE # 3	MIDDLETOWN	NY	10940
9847	CHASE (JPMORGAN)	2335 NEW HYDE PARK RD	NEW HIDE PARK	NY	11042	(516) 355-2670	***	***	***	LAKE SUCCESS SHOPPING CENTER 1444 UNION TURNPIKE	NEW HYDE PARK	NY	11040
9848	CHASE (JPMORGAN)	27901 PLYMOUTH RD	LIVONIA	MI	48150	(734) 522-6350	***	***	***	WONDERLAND VILLAGE 29611 PLYMOUTH ROAD	LIVONIA	MI	48150
9849	BANK OF AMERICA	8258 WEST BELL ROAD	GLENDALE	AZ	85308	(623) 487-5864	***	***	***	8110 WEST BELL ROAD	GLENDALE	AZ	85308
9850	US BANK	12000 SE 82nd AVE, SUITE 2001	PORTLAND	OR	97266	(503) 275-7211	***	***	***	CLACKAMAS PROMENADE 8862 S.E. SUNNYSIDE ROAD	CLACKAMAS	OR	97015
9851	BANK OF AMERICA	7387 DAY CREEK BLVD	RANCHO CUCAMONGA	CA	91739	(909) 803-2724	***	***	***	VICTORIA CROSSROADS 12455 VICTORIA GARDENS LANE, SUITE #170	RANCHO CUCAMONGA	CA	91739
9852	CHASE (JPMORGAN)	800 BROWN ROAD	AUBURN HILLS	MI	48326	(248) 393-1276	***	***	***	SHOPS AT THE CROSSINGS 4175 BALDWIN ROAD, SPACE #9	AUBURN HILLS	MI	48326
9854	BANK OF AMERICA	4080 SPRING MOUNTAIN RD	LAS VEGAS	NV	89102	(702) 654-5050	***	***	***	4615 WEST FLAMINGO ROAD	LAS VEGAS	NV	89103
9855	CHASE (JPMORGAN)	2910 WASHINGTON BLVD	OGDEN	UT	84401	(801) 621-7266	***	***	***	4001 RIVERDALE ROAD # A	OGDEN	UT	84405
9856	CHASE (JPMORGAN)	FASHION PLACE 6255 S STATE	MURRAY	UT	84107	(801) 481-5070	***	***	***	6170 SOUTH STATE STREET	MURRAY	UT	84107
9857	CHASE (JPMORGAN)	1115 S 800 E	OREM	UT	84097	(801) 224-4500	***	***	***	1754 SOUTH STATE STREET	OREM	UT	84097
9858	US BANK	7230 FAIRVIEW AVE	BOISE	ID	83704	(208) 373-8950	***	***	***	7615 FAIRVIEW AVENUE	BOISE	ID	83704
9859	US BANK	920 S 29th St W	BILLINGS	MT	59102	(406) 651-1060	***	***	***	585 SOUTH 24 WEST	BILLINGS	MT	59102
9860	BANK OF AMERICA	1845 EAST GUADALUPE RD	GILBERT	AZ	85234	(480) 539-5004	***	***	***	2285 EAST BASELINE RD	GILBERT	AZ	85234
9861	BANK OF AMERICA	12816 EAST SPRAGUE AVE	SPOKANE	WA	99216	(509) 353-6030	***	***	***	14115 EAST SPRAGUE AVE	SPOKANE	WA	99216
9862	CHASE (JPMORGAN)	292 PEQUOT AVE	SOUTHPORT	CT	6490	(203) 227-0010	***	***	***	1505 POST ROAD EAST	WESTPORT	CT	06880
460

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Exhibit 7.1

DDA’s

ROCHESTER STORES

STORE NO.	BANK NAME	BANK ADDRESS	CITY	ST	ZIP	TELEPHONE	ACCOUNT #	ACH ROUTING #	DEP. ROUTING #	STORE ADDRESS	CITY	ST	ZIP
5000	BANK OF AMERICA	33 NEW MONTGOMERY STREET	SAN FRANCISCO	CA	94103	415-624-0791	***	***	***	700 MISSION STREET	SAN FRANCISCO	CA	94103
5008	BANK OF AMERICA	460 NORTH BEVERLY HILLS DRIVE	BEVERLY HILLS	CA	90212	310-777-2746	***	***	***	9737 WILLSHIRE BLVD., SUITE 100 - E	BEVERLY HILLS	CA	90212
5011	BANK OF AMERICA	601 NORTH DEARBORN STREET	CHICAGO	IL	60611	312-274-9450	***	***	***	840 NORTH MICHIGAN AVENUE	CHICAGO	IL	60611
5012	FLEET/BANK OF AMERICA	210 BERKLEY STREET	BOSTON	MA	02116	617-859-8011	***	***	***	399 BOYLSTON STREET	BOSTON	MA	02116
5013	JP MORGAN CHASE BANK	1251 AVENUE OF THE AMERICAS	NEW YORK	NY	10019		***	***	***	1301 AVENUE OF THE AMERICAS	NEW YORK	NY	10019
5014	BANK OF AMERICA	11868 PRESTON ROAD	DALLAS	TX	75230	972-448-2750	***	***	***	11661 PRESTON ROAD, SUITE 101	DALLAS	TX	75230
5015	BANK OF AMERICA	3116 PEACHTREE ROAD, NE	ATLANTA	GA	30305	404-262-6340	***	***	***	3157 PEACHTREE ROAD, NE	ATLANTA	GA	30305
5016	BANK OF AMERICA	1801 K STREET, NW	WASHINGTON	DC	20036	202-624-5110	***	***	***	1101 CONNECTICUT AVENUE	WASHINGTON	DC	20036
5018	BARCLAYS BLANK PLC	54 LOMBARD STREET	LONDON, ENGLAND			44-121-333-7722	***	***	***	90 BROMPTON ROAD	LONDON, ENGLAND
5022	BANK OF AMERICA	675 ANTON BLVD.	COSTA MESA	CA	92626	714-850-6510	***	***	***	901-H SOUTH COAST DRIVE	COSTA MESA	CA	92626
5025	BANK OF AMERICA	19645 BISCAYNE BLVD.	AVENTURA	FL	33160	305-466-0436	***	***	***	BISCAYNE (US 1) & NE 187TH STREET	AVENTURA	FL	33160
5028	BANK OF AMERICA	500 OLIVE WAY	SEATTLE	WA	98101	206-358-1351	***	***	***	1801 5TH AVENUE	SEATTLE	WA	98101
5029	BANK OF AMERICA	240 PLANDOME ROAD	MANHASSET	NY	11030	800-841-4000	***	***	***	1625 NORTHERN BOULEVARD	MANHASSET	NY	11030
5033	BANK OF AMERICA	236 WEST DEKALB PIKE	KING OF PRUSSIA	PA	19406		***	***	***	150 ALENDALE ROAD BUILDING 1, 2ND FLOOR	KING OF PRUSSIA	NJ	19406
5101	BANK OF AMERICA	1330 NORTH MAIN STREET	WALNUT CREEK	CA	94596	925-296-5931	***	***	***	1337 NORTH MAIN STREET	WALNUT CREEK	CA	94596
5103	BANK OF AMERICA	2000 WEST GLADES ROAD	BOCA RATON	FL	33431	561-447-8767	***	***	***	2301 GLADES ROAD, BAY 700	BOCA RATON	FL	33431
5299	BANK OF AMERICA		CANTON	MA	02021		***	***	***	CATALOG ACCOUNT	CANTON	MA	02021
5401	JP MORGAN CHASE BANK	475 ROUTE 17M	MONROE	NY	10917	845-783-8789	***	***	***	202 RED APPLE COURT	CENTRAL VALLEY	NY	10917
18

***	Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Exhibit 7.2

Credit Card Arrangements

Merchant Services Bankcard Agreement, by and among Casual Male Retail Group, Inc.(“Casual Male”), The Chase Manhattan Bank and Chase Merchant Services, L.L.C.

The Casual Male entities operate under credit card arrangements with Chase Merchant Services, L.L.C. as follows:

•	Visa

•	MasterCard

•	American Express

•	Discover

Merchant Services Bankcard Agreement, by and among Casual Male and HSBC Bank Nevada, N.A. (“HSBC”).

Casual Male entities operate under credit card arrangements with HSBC with respect to a Private Label Credit Card for its Casual Male XL stores and Rochester Big & Tall stores.

EXHIBIT 16.1

ASSIGNMENT AND ACCEPTANCE

Dated:

Effective Date:

Re:	Sixth Amended and Restated Loan and Security Agreement dated , 2010 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”) between Bank of America, N.A., as Collateral Agent and Administrative Agent for the Revolving Credit Lenders, and the Revolving Credit Lenders, on the one hand, and Casual Male Retail Group, Inc., as Borrowers’ Representative for itself and the other Borrowers from time to time party thereto and as a Borrower, and each of the other Borrowers from time to time party thereto, on the other hand. (Terms used herein which are defined in the Loan Agreement have the same meaning herein as in the Loan Agreement).

Agreement By and Between:

                                  (The “Assignor”) and

                                  (The “Assignee”)

Wire Address for Assignee:

ABA #:
Account #:
Attn:

Notice Address for Assignee:

Attn:
Fax:

1. ASSIGNMENT AND ACCEPTANCE: The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as hereinafter defined), the following portion (the “Assigned Commitment”) of the Assignor’s interest in the Revolving Credit Facility:

Revolving Credit Percentage Commitment:             %

Revolving Credit Dollar Commitment: $

2. EFFECTIVE DATE: For purposes of this Assignment and Acceptance, the “Effective Date” is that date endorsed above by the Administrative Agent (which may be up to five (5) Business Days after the last to occur of: (a) the execution of this Assignment and Acceptance by the Assignor and the Assignee; (b) the assent of the Administrative Agent; (c) the obtaining of any other consent required by the Loan Agreement; and (d) the payment of any requisite processing fee.

3. REPRESENTATIONS BY ASSIGNOR: The Assignor represents that, as of the Effective Date:

(a) The Assignor is the legal and beneficial owner of the interest being assigned hereby free and clear of any liens and Encumbrances.

(b) The principal balance due to the Assignor on account of the Revolving Credit Note held by the Assignor is $            .

4. EXCLUSION OF WARRANTIES BY ASSIGNOR: The Assignor:

(a) Makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto or hereto.

(b) Makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any other Person primarily or secondarily liable in respect of any of the Liabilities, or the performance or observance by the Borrowers’ Representative or any Borrower or any other Person primarily or secondarily liable in respect of any of the Liabilities of any of their obligations under any Loan Documents or any other instrument or document furnished pursuant hereto or thereto.

(c) Attaches the Revolving Credit Note of which the Assignor is the holder and requests that the Administrative Agent cause the Borrowers’ exchange of such Revolving Credit Note for a new Revolving Credit Note payable to the Assignor and the Assignee reflecting the assignment referenced above.

5. ASSIGNEE’S REPRESENTATIONS, WARRANTIES AND AGREEMENTS: The Assignee:

(a) Confirms that it has received a copy of the Loan Agreement (and any amendment thereto), the most recent financial statements then to have been delivered pursuant to the Loan Agreement, and such other documents and information as the Assignee has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance.

2

(b) Confirms and represents that, independently and without reliance upon the Assignor, the Administrative Agent, or any other Revolving Credit Lender and based on such documents and information as the Assignee deems appropriate, has made such Person’s own credit decision to join in the credit facility contemplated by the Loan Documents and to become a “Revolving Credit Lender”.

(c) Confirms and represents that the Assignee will continue to make such Person’s own credit decisions in taking or not taking action under the Loan Agreement and other Loan Documents independently and without reliance upon the Assignor, the Administrative Agent or any other Revolving Credit Lender and based on such documents and information as the Assignee shall deem appropriate at the time.

(d) Appoints and authorizes the Agent to take such action on behalf of the Assignee and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto.

(e) Agrees that the Assignee will perform, in accordance with their terms, all of the obligations which, by the terms of the Loan Agreement and all other Loan Documents are required to be performed by it as a “Revolving Credit Lender” as if the Assignee had been a signatory thereto and to any amendments thereof.

(f) Represents and warrants that it is legally authorized to enter into this Assignment and Acceptance and to perform its obligations hereunder, under the Loan Agreement and under the Loan Documents.

6. EFFECT OF ASSIGNMENT AND ACCEPTANCE: Following delivery, acceptance and recording by the Administrative Agent of this Assignment and Acceptance, from and after the Effective Date:

(a) The Assignee shall be a party to the Loan Agreement and the other Loan Documents (and any amendments thereto) and to the extent of the Assigned Commitment, have the rights and obligations of a Revolving Credit Lender thereunder.

(b) The Assignor shall be released from the Assignee’s obligations under the Loan Agreement and the other Loan Documents to the extent of the Assigned Commitment.

(c) The Administrative Agent shall make all payments in respect of the interest in the Revolving Credit Loans assigned hereby (including payments of principal, interest, and applicable fees) to the Assignee.

(d) The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to the Effective Date by the Administrative Agent or with respect to the making of this assignment directly between themselves.

3

7. MASSACHUSETTS LAW: This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts (without giving effect to the conflicts of laws principles thereof).

[Signature Page Follows]

4

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.

ASSIGNOR		ASSIGNEE

By:	By:
Name:	Name:
Title:	Title:
CONSENT The Administrative Agent hereby approves the foregoing assignment. BANK OF AMERICA, N.A. Administrative Agent
By:
Name:
Title:

5

Acknowledged and, to the extent required under the Loan Agreement, consented to, this              day of             ,         .

CASUAL MALE RETAIL GROUP, INC.,
as Borrowers’ Representative

By
Name:	Dennis R. Hernreich
Title:	Executive Vice President, Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary

6